UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21261

Rydex ETF Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Rydex ETF Trust
805 King Farm Boulevard, Suite 600
 Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

10.31.2016

Guggenheim ETFs Funds Annual Report

EWEM	Guggenheim MSCI Emerging Markets Equal Country Weight ETF
EWMC	Guggenheim S&P MidCap 400® Equal Weight ETF
EWSC	Guggenheim S&P SmallCap 600® Equal Weight ETF
OEW	Guggenheim S&P 100® Equal Weight ETF
RCD	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF
RHS	Guggenheim S&P 500® Equal Weight Consumer Staples ETF
RYE	Guggenheim S&P 500® Equal Weight Energy ETF
RYF	Guggenheim S&P 500® Equal Weight Financials ETF
RYH	Guggenheim S&P 500® Equal Weight Health Care ETF
RGI	Guggenheim S&P 500® Equal Weight Industrials ETF
RTM	Guggenheim S&P 500® Equal Weight Materials ETF
EWRE	Guggenheim S&P 500® Equal Weight Real Estate ETF
RYT	Guggenheim S&P 500® Equal Weight Technology ETF
RYU	Guggenheim S&P 500® Equal Weight Utilities ETF

GuggenheimInvestments.com	ETF1-ANN-1016x1017

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
FEES AND EXPENSES	5
MANAGER'S ANALYSIS	7
PORTFOLIO SUMMARY	8
SCHEDULES OF INVESTMENTS	37
STATEMENTS OF ASSETS AND LIABILITIES	76
STATEMENTS OF OPERATIONS	80
STATEMENTS OF CHANGES IN NET ASSETS	84
FINANCIAL HIGHLIGHTS	91
NOTES TO FINANCIAL STATEMENTS	105
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	117
OTHER INFORMATION	118
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	123
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	127

GUGGENHEIM ETFs ANNUAL REPORT | 1

October 31, 2016

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our exchange-traded funds (“ETFs”) for the annual fiscal period ended October 31, 2016.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview, which follows this letter, followed by the Manager’s Analysis for each ETF.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
November 30, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

ETFs may not be suitable for all investors. ● Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Most investors will also incur customary brokerage commissions when buying or selling shares of an ETF. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. ● ETF shares may trade below their net asset value per share (“NAV”). The NAV of shares will fluctuate with changes in the market value of an ETF’s holdings. In addition, there can be no assurance that an active trading market for shares will develop or be maintained. ● Tracking error risk refers to the risk that the Adviser may not be able to cause the ETF’s performance to match or correlate to that of the ETF’s underlying index, either on a daily or aggregate basis. Tracking error risk may cause the ETF’s performance to be less than you expect. Please review a prospectus carefully for more information of the risks associated with each ETF.

2 | GUGGENHEIM ETFs ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	October 31, 2016

Behind the performance numbers for the past 12 months are a multitude of events that unfolded throughout 2016, including a beginning-of-the-year recession scare, an increase in U.S. corporate default volume, several quarters of negative earnings growth, the British vote to exit the European Union, and stubbornly low inflation across the globe. Some might forget that in the first six weeks of the year U.S. corporate bonds suffered one of the worst selloffs since the financial crisis, or that the S&P 500 was down almost 11%. We continue to believe that the turnaround in market performance was a result of global central bank easing.

The surprise end to the fractious U.S. election season leaves many questions unanswered about the new administration, but as it relates to the economy we are particularly alert to the possible market impact of resurgent fiscal policy. We will learn more as we move through the transition of power, but in the meantime several market positives should support asset performance in the fourth quarter and into 2017. The domestic economy just turned in the highest growth rate in two years, early indications point to a strong Christmas selling season, corporate earnings are turning higher or recovering, and the energy sector is stabilizing with the oil market recovery.

U.S. real gross domestic product (“GDP”) was up 2.9% in the third quarter (revised higher to 3.2% in late November), up from 1.4% in the second quarter. We expect output to rise by around 2% on average in coming quarters, a bit faster than the trend rate over the past year, as drags from past dollar strength and an inventory adjustment cycle fade.

The labor market continues to strengthen, as seen in the impressive growth in the size of the labor force. In the year through October, the labor force participation rate increased by 0.3 percentage point while the unemployment rate declined by just 0.1 percentage point. The cyclical rise in participation has helped to keep the unemployment rate steady and stave off U.S. Federal Reserve (the “Fed”) rate hikes in 2016.

We believe it is highly likely the Fed will raise rates in December, and we expect policymakers to hike twice more in 2017. While this would be a bit faster than markets are now pricing in, it would still leave rates below levels prescribed by standard policy rules. President-elect Trump will have an opportunity to fill two open seats on the Board of Governors, though this should not affect Fed policy in the near term.

Fed Chair Yellen has spoken about temporarily running a “high-pressure economy”—one that enables robust business activity and a tight labor market—to offset persistent shortfalls in aggregate demand. If this is the case, before the expansion ends the Fed will likely allow unemployment to drop below 4%, and inflation to overshoot its 2% goal. This change in perspective, as well as the president-elect’s proposed changes to fiscal policy, accounts for why we are starting to see a backup in long-term interest rates, although global monetary policy intervention will likely continue to support bond prices.

Meanwhile, monetary policy divergence will continue to support the U.S. dollar. We expect the European Central Bank (“ECB”) to extend quantitative easing (“QE”) at the current pace of €80 billion per month in December, which will require adjustments to the program. In our view, the QE programs of the ECB and Bank of Japan (“BoJ”) will continue to buttress global sovereign debt and credit markets.

For the 12 months ended October 31, 2016, the Standard & Poor’s 500® (“S&P 500”) Index* returned 4.51%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.23%. The return of the MSCI Emerging Markets Index* was 9.27%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.37% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 10.14%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.31% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

GUGGENHEIM ETFs ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	October 31, 2016

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

MSCI Emerging Markets Equal Country Weighted Index captures large and mid-cap representation across 23 Emerging Market countries. The index represents an alternative weighting scheme to its market-cap weighted parent index, the MSCI Emerging Markets Index. The Index includes the same constituents as its parent index but applies an equal country weighting at each semi-annual index review date.

MSCI Emerging Markets Equal Weighted Index equally weights the securities in the MSCI Emerging Markets Index (the MSCI Emerging Markets cap-weighted index), which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. In the MSCI Emerging Markets Equal Weighted Index, each security has the same weight, which means that the weight of each security is set to unity of the rebalancing date.

S&P 100® Equal Weight Index is an unmanaged equal weighted version of the S&P 100® Index, which is an unmanaged capitalization-weighted index composed of a subset of 100 common stocks of the S&P 500® Index representing major blue-chip companies across multiple industry groups.

Russell MidCap® Equal Weight Index is an unmanaged equal-weighted version of the Russell Midcap® Index, which is an unmanaged capitalization-weighted index representing the U.S. mid-cap market. The Russell Midcap Equal Weight Index offers sector equal weight exposure by equally weighting the nine sectors within the Index and then equally weighting the securities within each sector. Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000® Index.

Russell 2000® Equal Weight Index is an unmanaged equal-weighted version of the Russell 2000® Index, which is an unmanaged capitalization-weighted index representing the U.S. small-cap market. The Russell 2000® Equal Weight Index offers sector equal weight exposure by equally weighting the nine sectors within the Index and then equally weighting the securities within each sector. Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P MidCap 400® Equal Weight Index is an equal weighted version of the S&P MidCap 400® Index, which measures the performance of 400 mid-sized companies selected by Standard&Poor’s, and covers approximately 7% of the U.S. equities market. The S&P MidCap 400® EWI has the same constituents as the capitalization weighted S&P 400® Index, but each company is allocated to a fixed weight, rebalancing quarterly.

S&P SmallCap 600® Equal Weight Index is an equal weighted version of the S&P SmallCap 600® Index, which measures the performance of 600 small-sized companies selected by Standard&Poor’s, and covers approximately 3% of the U.S. equities market. The S&P SmallCap 600® EWI has the same constituents as the capitalization weighted S&P SmallCap 600® Index, but each company is allocated to a fixed weight, rebalancing quarterly.

S&P 500® Equal Weight Index Consumer Discretionary is an unmanaged equal weighted version of the S&P 500® Consumer Discretionary Index that consists of the common stocks of the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing that comprise the Consumer Discretionary sector of the S&P 500® Index.

S&P 500® Equal Weight Index Consumer Staples is an unmanaged equal weighted version of the S&P 500® Consumer Staples Index that consists of the common stocks of the following industries: food and drug retailing, beverages, food products, tobacco, household products and personal products that comprise the Consumer Staples sector of the S&P 500® Index.

S&P 500® Equal Weight Index Energy is an unmanaged equal weighted version of the S&P 500® Energy Index that consists of the common stocks of the following industries: oil and gas exploration, production, marketing, refining and/or transportation and energy equipment and services industries that comprise the Energy sector of the S&P 500® Index.

S&P 500® Equal Weight Index Financials is an unmanaged equal weighted version of the S&P 500® Financials Index that consists of the common stocks of the following industries: banks, diversified financials, brokerage, asset management insurance and real estate, including investment trusts that comprise the Financials sector of the S&P 500® Index.

S&P 500® Equal Weight Index Health Care is an unmanaged equal weighted version of the S&P 500® Health Care Index that consists of the common stocks of the following industries: health care equipment and supplies, health care providers and services, and biotechnology and pharmaceuticals that comprise the Health Care sector of the S&P 500® Index.

S&P 500® Equal Weight Index Industrials is an unmanaged equal weighted version of the S&P 500® Industrials Index that consists of the common stocks of the following industries: aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery; commercial services and supplies, air freight and logistics, airlines, and marine, road and rail transportation infrastructure that comprise the 52 Industrials sector of the S&P 500® Index.

S&P 500® Equal Weight Index Materials is an unmanaged equal weighted version of the S&P 500® Materials Index that consists of the common stocks of the following industries: chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products that comprise the Materials sector of the S&P 500® Index.

S&P 500® Equal Weight Real Estate Index is an unmanaged equal weighted version of the S&P 500® Real Estate Index, which equally weights the index constituents in the S&P 500 that are currently classified in the Global Industry Classification Standard (GICS®) Real Estate Industry Group within the Financial Sector, excluding the mortgage REITs sub-industry. The Real Estate Industry Group will be elevated to the Real Estate Sector after the market close on August 31, 2016, raising the number of GICS Sectors to eleven.

S&P 500® Equal Weight Index Information Technology is an unmanaged equal weighted version of the S&P 500® Information Technology Index that consists of the common stocks of the following industries: Internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500® Index.

S&P 500® Equal Weight Index Telecommunication Services & Utilities is an unmanaged equal weighted version of the S&P 500® Telecommunication Services Index and S&P 500® Utilities Index that consists of the common stocks of the following industries: electric utilities, gas utilities, multi-utilities and unregulated power and water utilities, telecommunication service companies, including fixed-line, cellular, wireless, high bandwidth and fiber-optic cable networks that comprise the Telecommunications Services and Utilities sectors of the S&P 500® Index.

4 | GUGGENHEIM ETFs ANNUAL REPORT

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2016 and held for the six months ended October 31, 2016.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

GUGGENHEIM ETFs ANNUAL REPORT | 5

FEES AND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value April 30, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	0.67%	3.98%	$ 1,000.00	$ 1,039.80	$ 3.44
Guggenheim S&P MidCap 400® Equal Weight ETF	0.41%	3.71%	1,000.00	1,037.10	2.11
Guggenheim S&P SmallCap 600® Equal Weight ETF	0.41%	3.84%	1,000.00	1,038.40	2.11
Guggenheim S&P 100® Equal Weight ETF[4]	0.40%	3.73%	1,000.00	1,037.30	1.40
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.40%	(0.79%)	1,000.00	992.10	2.01
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.40%	1.63%	1,000.00	1,016.30	2.03
Guggenheim S&P 500® Equal Weight Energy ETF	0.40%	2.85%	1,000.00	1,028.50	2.05
Guggenheim S&P 500® Equal Weight Financials ETF	0.40%	5.10%	1,000.00	1,051.00	2.07
Guggenheim S&P 500® Equal Weight Health Care ETF	0.40%	(2.77%)	1,000.00	972.30	1.99
Guggenheim S&P 500® Equal Weight Industrials ETF	0.40%	3.33%	1,000.00	1,033.30	2.05
Guggenheim S&P 500® Equal Weight Materials ETF	0.40%	(0.40%)	1,000.00	996.00	2.01
Guggenheim S&P 500® Equal Weight Real Estate ETF	0.36%	(0.54%)	1,000.00	994.60	1.81
Guggenheim S&P 500® Equal Weight Technology ETF	0.40%	16.84%	1,000.00	1,168.40	2.19
Guggenheim S&P 500® Equal Weight Utilities ETF	0.40%	0.89%	1,000.00	1,008.90	2.03

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	0.67%	5.00%	1,000.00	1,021.83	3.41
Guggenheim S&P MidCap 400® Equal Weight ETF	0.41%	5.00%	1,000.00	1,023.14	2.09
Guggenheim S&P SmallCap 600® Equal Weight ETF	0.41%	5.00%	1,000.00	1,023.14	2.09
Guggenheim S&P 100® Equal Weight ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Energy ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Financials ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Health Care ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Industrials ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Materials ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Real Estate ETF	0.36%	5.00%	1,000.00	1,023.39	1.84
Guggenheim S&P 500® Equal Weight Technology ETF	0.40%	5.00%	1,000.00	1,023.19	2.04
Guggenheim S&P 500® Equal Weight Utilities ETF	0.40%	5.00%	1,000.00	1,023.19	2.04

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period April 30, 2016 to October 31, 2016.
[4]	Since commencement of operations: June 29, 2016. Expenses paid based on actual fund return are calculated using 125 days from the commencement of operations.

6 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

Guggenheim MSCI Emerging Markets Equal Country Weight ETF

Guggenheim MSCI Emerging Markets Equal Country Weight ETF (“EWEM”) returned 7.80% for the one-year period ended October 31, 2016. The MSCI Emerging Markets Equal Country Weighted Index returned 8.86% for the period, and the MSCI Emerging Markets Equal Weighted Index returned 7.56%. Over the period, EWEM achieved over 99% correlation to the MSCI Emerging Markets Equal Country Weighted Index on a daily basis.

The Financials, Energy, and Materials sectors contributed the most to the Fund’s return for the period. The Industrials, Real Estate, and Utilities sectors contributed the least to the Fund’s return for the period. No sector detracted.

Top contributors to the Fund’s return included Credicorp Ltd., OTP Bank plc, and Taiwan Semiconductor Manufacturing Co., Ltd. Top detractors included National Bank of Greece SA, Commercial International Bank (Egypt) SAE, and Global X MSCI Greece ETF.

Cumulative Fund Performance: December 3, 2010 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	Since Inception (12/03/10)
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	7.80%	-3.41%	-1.13%	-3.47%
MSCI Emerging Markets Equal Country Weighted Index	8.86%	N/A	N/A	N/A
MSCI Emerging Markets Equal Country Weighted Blended Index	2.62%	-4.41%	-0.66%	-2.74%
MSCI Emerging Markets Equal Weighted Index	7.56%	-2.29%	0.67%	-1.64%
MSCI Emerging Markets Index	9.27%	-2.05%	0.55%	-1.15%

The MSCI Emerging Markets Equal Country Weighted Index incepted on 11/10/14. Therefore, the index returns for the times periods listed above are not available.

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 7

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

Guggenheim MSCI Emerging Markets Equal Country Weight ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
iShares MSCI India ETF	4.4%
Commercial International Bank Egypt SAE GDR	2.8%
Credicorp Ltd.	2.6%
OTP Bank plc	2.4%
CEZ AS	1.6%
Komercni Banka AS	1.5%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	1.3%
Qatar National Bank SAQ	1.2%
VanEck Vectors Egypt Index ETF	1.2%
Richter Gedeon Nyrt	1.2%
Top Ten Total	20.2%

“Ten Largest Holdings” excludes any temporary cash investments.

8 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

Guggenheim S&P MidCap 400® Equal Weight ETF

Guggenheim S&P MidCap 400® Equal Weight ETF (“EWMC”) returned 6.08% for the one-year period ended October 31, 2016, compared with the 6.38% return of the benchmark, the S&P MidCap 400® Equal Weight Index. The cap-weighted S&P MidCap 400® Index returned 6.26%. During the period, the Fund achieved over 99% correlation to its benchmark on a daily basis. The Fund’s ticker is EWMC.

Prior to January 27, 2016, the Fund was known as the Guggenheim Russell MidCap® Equal Weight ETF and its benchmark was the Russell MidCap® Equal Weight Index, which returned 5.74% for the one-year period. The Fund’s previous ticker was EWRM.

The Industrials, Utilities, and Materials sectors contributed the most to the Fund’s return for the period. The sectors detracting the most from performance were Energy, Health Care, and Telecommunications Services.

Top contributors to the Fund’s return included United States Steel Corp., Keurig Green Mountain, Inc., and Royal Gold, Inc. Top detractors included SunEdison, Inc., California Resources Corp., and Flowers Foods, Inc.

Cumulative Fund Performance: December 3, 2010 – October 31, 2016

Effective January 27, 2016, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the S&P MidCap 400 Equal Weight Index. Prior to January 27, 2016, the Fund’s benchmark was the Russell MidCap Equal Weight Index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	Since Inception (12/03/10)
Guggenheim S&P MidCap 400® Equal Weight ETF	6.08%	5.99%	12.22%	10.94%
S&P MidCap 400 Equal Weight Index	6.38%	6.24%	12.66%	10.72%
Russell MidCap Equal Weight Index	5.74%	6.10%	12.49%	11.22%
S&P MidCap 400 Index	6.26%	7.06%	12.92%	11.08%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 9

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

Guggenheim S&P MidCap 400® Equal Weight ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Endurance Specialty Holdings Ltd.	0.4%
Cabela's, Inc.	0.3%
Mentor Graphics Corp.	0.3%
Advanced Micro Devices, Inc.	0.3%
Avon Products, Inc.	0.3%
B/E Aerospace, Inc.	0.3%
Patterson-UTI Energy, Inc.	0.3%
Computer Sciences Corp.	0.3%
IPG Photonics Corp.	0.3%
Nabors Industries Ltd.	0.3%
Top Ten Total	3.1%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

Guggenheim S&P SmallCap 600® Equal Weight ETF

Guggenheim S&P SmallCap 600® Equal Weight ETF (“EWSC”) returned 2.39% for the one-year period ended October 31, 2016, compared with the 6.76% return of the benchmark, the S&P SmallCap 600® Equal Weight Index. The cap-weighted S&P SmallCap 600® Index returned 6.35%. During the period, the Fund achieved over 99% correlation to its benchmark on a daily basis. The Fund’s ticker is EWSC.

Prior to January 27, 2016, the Fund was known as the Guggenheim Russell 2000® Equal Weight ETF and its benchmark was the Russell 2000® Equal Weight Index, which returned 3.92% for the one-year period. The Fund’s previous ticker was EWRS.

The Information Technology, Materials, and Financials sectors contributed the most to the Fund’s return for the period. The only sectors detracting from performance were Energy and Health Care. Telecommunications Services contributed least.

Top contributors to Fund return included SunCoke Energy, Inc., Century Aluminum Co., and Cloud Peak Energy, Inc. Top detractors included Bonanza Creek Energy, Inc., Stone Energy Corp., and Halcon Resources Corp.

Cumulative Fund Performance: December 3, 2010 – October 31, 2016

Effective January 27, 2016, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the S&P SmallCap 600 Equal Weight Index. Prior to January 27, 2016, the Fund’s benchmark was the Russell 2000 Equal Weight Index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	Since Inception (12/03/10)
Guggenheim S&P SmallCap 600® Equal Weight ETF	2.39%	0.68%	8.82%	7.09%
S&P SmallCap 600 Equal Weight Index	6.76%	4.88%	13.18%	11.14%
Russell 2000 Equal Weight Index	3.92%	1.32%	9.49%	7.74%
S&P SmallCap 600 Index	6.35%	6.13%	13.56%	11.86%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 11

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

Guggenheim S&P SmallCap 600® Equal Weight ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Cloud Peak Energy, Inc.	0.3%
SunCoke Energy, Inc.	0.3%
Orion Group Holdings, Inc.	0.2%
Abercrombie & Fitch Co. — Class A	0.2%
iRobot Corp.	0.2%
II-VI, Inc.	0.2%
DTS, Inc.	0.2%
Chemours Co.	0.2%
Zumiez, Inc.	0.2%
Strayer Education, Inc.	0.2%
Top Ten Total	2.2%

“Ten Largest Holdings” excludes any temporary cash investments.

12 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

Guggenheim S&P 100® Equal Weight ETF

Guggenheim S&P 100® Equal Weight ETF (“OEW”) returned 3.73% for the abbreviated annual fiscal period ended October 31, 2016, compared with the 3.89% return of the benchmark, the S&P 100® Equal Weight Index. The Fund’s inception date was June 29, 2016, and its ticker is OEW.

The Financials, Information Technology, and Industrials sectors contributed the most to the Fund’s return for the abbreviated period. The sectors detracting the most from performance were Health Care, Consumer Staples, and Telecommunications Services.

Top contributors to the Fund’s return included Morgan Stanley, QUALCOMM, Inc., and Bank of America Corp. Top detractors included Bristol-Myers Squibb Co., Lowe’s Companies, Inc., and Simon Property Group, Inc.

Cumulative Fund Performance: June 29, 2016 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
Since Inception (06/29/16)
Guggenheim S&P 100® Equal Weight ETF	3.73%
S&P 100 Equal Weight Index	3.89%
S&P 100 Index	3.70%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 13

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

Guggenheim S&P 100® Equal Weight ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Time Warner, Inc.	1.2%
QUALCOMM, Inc.	1.1%
Boeing Co.	1.1%
Apple, Inc.	1.1%
Halliburton Co.	1.1%
PayPal Holdings, Inc.	1.1%
Mastercard, Inc. — Class A	1.1%
FedEx Corp.	1.1%
Priceline Group, Inc.	1.1%
MetLife, Inc.	1.1%
Top Ten Total	11.1%

“Ten Largest Holdings” excludes any temporary cash investments.

14 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF

For the one-year period ended October 31, 2016, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF (“RCD”) returned -4.07%, compared to its benchmark, the S&P 500® Equal Weight Index Consumer Discretionary, which returned -3.57%. RCD achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted S&P 500® Index was 4.51%.

The Leisure Products, Internet & Direct Marketing Retail, and Multiline Retail industries were the largest contributors to the Fund’s return. The Specialty Retail; Textiles, Apparel & Luxury Goods; and Auto Components industries detracted the most from the Fund’s return.

Wynn Resorts Ltd., Michael Kors Holdings Ltd., and Garmin Ltd. contributed the most to the Fund’s return. Signet Jewelers Ltd., Chipotle Mexican Grill, Inc., and Staples, Inc. detracted the most from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	-4.07%	5.23%	13.80%	7.95%
S&P 500 Equal Weight Index Consumer Discretionary	-3.57%	5.71%	14.31%	8.44%
S&P 500 Index	4.51%	8.84%	13.57%	6.78%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 15

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Netflix, Inc.	1.6%
The Gap, Inc.	1.4%
Royal Caribbean Cruises Ltd.	1.4%
Expedia, Inc.	1.4%
Time Warner, Inc.	1.4%
Harley-Davidson, Inc.	1.4%
Carnival Corp.	1.4%
Tiffany & Co.	1.3%
CBS Corp. — Class B	1.3%
Michael Kors Holdings Ltd.	1.3%
Top Ten Total	13.9%

“Ten Largest Holdings” excludes any temporary cash investments.

16 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Consumer Staples ETF

For the one-year period ended October 31, 2016, Guggenheim S&P 500® Equal Weight Consumer Staples ETF (“RHS”) returned 10.63%. For the same period, its benchmark, the S&P 500® Equal Weight Index Consumer Staples, returned 10.85%. RHS achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted S&P 500® Index was 4.51%.

The Food Products, Beverages, and Tobacco industries were the largest contributors to the Fund’s return. The Food & Staples Retailing, Personal Products, and Household Products industries contributed the least to the Fund’s return. No industry detracted.

Keurig Green Mountain, Inc., Tyson Foods, Inc.—Class A, and Wal-Mart Stores, Inc., contributed the most to the Fund’s return. Kroger Co., CVS Health Corp., and Brown-Forman Corp.—Class B contributed the least.

Cumulative Fund Performance: November 1, 2006 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	10.63%	13.19%	17.03%	11.91%
S&P 500 Equal Weight Index Consumer Staples	10.85%	13.77%	17.59%	12.53%
S&P 500 Index	4.51%	8.84%	13.57%	6.78%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 17

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Consumer Staples ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Reynolds American, Inc.	3.1%
Coty, Inc. — Class A	3.0%
ConAgra Foods, Inc.	3.0%
Hormel Foods Corp.	2.9%
Mondelez International, Inc. — Class A	2.9%
Hershey Co.	2.8%
Altria Group, Inc.	2.8%
Archer-Daniels-Midland Co.	2.8%
Kraft Heinz Co.	2.8%
PepsiCo, Inc.	2.8%
Top Ten Total	28.9%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Energy ETF

For the one-year period ended October 31, 2016, Guggenheim S&P 500® Equal Weight Energy ETF (“RYE”) returned 6.50%. For the same period, its benchmark, the S&P 500® Equal Weight Index Energy, returned 6.81%. RYE achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted S&P 500® Index was 4.51%.

The Oil & Gas Storage & Transportation, Oil & Gas Exploration & Production, and Coal & Consumable Fuels industries contributed the most to the Fund’s return.

The Oil & Gas Equipment & Services industries contributed the least to the Fund’s return.

The largest detractors from the Fund’s return were the Oil & Gas Drilling and Oil & Gas Refining & Marketing industries.

ONEOK, Inc., Spectra Energy Corp., and Southwestern Energy Co. contributed the most to the Fund’s return.

Ensco Plc, Transocean Ltd., and Marathon Oil Corp. detracted the most from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Energy ETF	6.50%	-9.06%	-0.92%	3.03%
S&P 500 Equal Weight Index Energy	6.81%	-8.88%	-0.53%	3.53%
S&P 500 Index	4.51%	8.84%	13.57%	6.78%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 19

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Energy ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
FMC Technologies, Inc.	3.3%
Baker Hughes, Inc.	3.2%
Halliburton Co.	3.1%
Valero Energy Corp.	3.1%
Tesoro Corp.	3.1%
Helmerich & Payne, Inc.	3.0%
Phillips 66	3.0%
Chevron Corp.	3.0%
Marathon Petroleum Corp.	3.0%
Anadarko Petroleum Corp.	2.9%
Top Ten Total	30.7%

“Ten Largest Holdings” excludes any temporary cash investments.

20 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Financials ETF

For the one-year period ended October 31, 2016, Guggenheim S&P 500® Equal Weight Financials ETF (“RYF”) returned 4.33%. For the same period, its benchmark, the S&P 500® Equal Weight Index Financials, returned 5.42%. RYF achieved a daily correlation of over 99% to its benchmark on a daily basis.

The return of the cap-weighted S&P 500® Index was 4.51%.

As a reflection of the rising importance of real estate as an asset class, on August 31, 2016, real estate was removed from the Financials sector and elevated from its "industry group" status with the Global Industry Classification Standard (GICS®) Financials sector to its own sector category. As of that date, real estate investment trusts (“REITs”) made up about 20% of the market capitalization of the Financials sector.

After the close of business on September 16, 2016, S&P Dow Jones Indices reconstituted the S&P 500® Equal Weight Index Financials, the underlying index for RYF, by removing the stocks of companies involved in the real estate industry (including REITs, but excluding mortgage REITs). RYF will continue to hold stocks included in the reconstituted S&P 500® Equal Weight Index Financials in accordance with its principal investment strategies. To effect a corresponding change to the RYF portfolio, RYF replaced its real estate stock holdings with shares of Guggenheim S&P 500® Equal Weight Real Estate ETF (“EWRE”) after the market close on September 16, 2016. Shareholders of record of RYF as of September 16, 2016 received 0.50 shares of EWRE for each share of RYF owned, plus a small amount of cash for any fractional shares.

The leading contributors and detractors the period reflect all but two weeks of time in which REITs were part of the Fund.

Equity Real Estate Investment Trusts, Banks, and Insurance were the industries contributing the most to return. Capital Markets, Real Estate Management & Development, and Consumer Finance were the industries detracting the most the return.

Realty Income Corp., Iron Mountain, Inc., and Ventas, Inc. were the largest contributors to the Fund’s return. Legg Mason, Inc., Affiliated Managers Group, Inc., and Ameriprise Financial, Inc., were the largest detractors from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2016

GUGGENHEIM ETFs ANNUAL REPORT | 21

MANAGER'S ANALYSIS (Unaudited)(concluded)	October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Financials ETF	4.33%	7.89%	14.97%	1.09%
S&P 500 Equal Weight Index Financials	5.42%	8.47%	15.66%	1.87%
S&P 500 Index	4.51%	8.84%	13.57%	6.78%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

22 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Financials ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
KeyCorp	1.8%
Principal Financial Group, Inc.	1.7%
Comerica, Inc.	1.7%
Fifth Third Bancorp	1.7%
Regions Financial Corp.	1.7%
Huntington Bancshares, Inc.	1.7%
Hartford Financial Services Group, Inc.	1.7%
Prudential Financial, Inc.	1.7%
MetLife, Inc.	1.6%
PNC Financial Services Group, Inc.	1.6%
Top Ten Total	16.9%

“Ten Largest Holdings” excludes any temporary cash investments.

GUGGENHEIM ETFs ANNUAL REPORT | 23

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Health Care ETF

For the one-year period ended October 31, 2016, Guggenheim S&P 500® Equal Weight Health Care ETF (“RYH”) returned -3.65%. For the same period, its benchmark, the S&P 500® Equal Weight Index Health Care, returned -3.61%. RYH achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted S&P 500® Index was 4.51%.

The Health Care Equipment & Supplies, Life Sciences Tools & Services, and Health Care Technology were the largest contributors to the Fund’s return. Pharmaceuticals, Biotechnology, and Health Care Providers & Services were the largest detractors.

Intuitive Surgical, Inc., Baxalta, Inc., and Baxter International, Inc. were the largest contributors to the Fund’s return. Endo International Plc, Perrigo Co. Plc, and Vertex Pharmaceuticals, Inc. were the largest detractors from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Health Care ETF	-3.65%	11.77%	17.53%	11.86%
S&P 500 Equal Weight Index Health Care	-3.61%	12.30%	18.09%	12.63%
S&P 500 Index	4.51%	8.84%	13.57%	6.78%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

24 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Health Care ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
UnitedHealth Group, Inc.	1.9%
Baxter International, Inc.	1.9%
Alexion Pharmaceuticals, Inc.	1.9%
Stryker Corp.	1.9%
Mettler-Toledo International, Inc.	1.9%
Thermo Fisher Scientific, Inc.	1.8%
Danaher Corp.	1.8%
CR Bard, Inc.	1.8%
HCA Holdings, Inc.	1.8%
Quest Diagnostics, Inc.	1.8%
Top Ten Total	18.5%

“Ten Largest Holdings” excludes any temporary cash investments.

GUGGENHEIM ETFs ANNUAL REPORT | 25

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Industrials ETF

For the one-year period ended October 31, 2016, Guggenheim S&P 500® Equal Weight Industrials ETF (“RGI”) returned 8.25% compared to its benchmark S&P 500® Equal Weight Index Industrials, which returned 8.89%. RGI achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted S&P 500® Index was 4.51%.

The Machinery, Construction & Engineering, and Aerospace & Defense industries contributed the most to the Fund’s return. The only detractors were the Airlines and Chemicals industries.

Quanta Services, Inc., Cummins, Inc., and Xylem, Inc. contributed the most to the Fund’s return. Stericycle, Inc., Robert Half International, Inc., and Ametek, Inc. detracted the most from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Industrials ETF	8.25%	7.50%	13.75%	8.32%
S&P 500 Equal Weight Index Industrials	8.89%	7.99%	14.30%	8.87%
S&P 500 Index	4.51%	8.84%	13.57%	6.78%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

26 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Industrials ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Quanta Services, Inc.	1.7%
Boeing Co.	1.6%
Delta Air Lines, Inc.	1.6%
Northrop Grumman Corp.	1.6%
Cummins, Inc.	1.6%
CSX Corp.	1.6%
FedEx Corp.	1.6%
Deere & Co.	1.6%
Southwest Airlines Co.	1.6%
United Continental Holdings, Inc.	1.6%
Top Ten Total	16.1%

“Ten Largest Holdings” excludes any temporary cash investments.

GUGGENHEIM ETFs ANNUAL REPORT | 27

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Materials ETF

For the one-year period ended October 31, 2016, Guggenheim S&P 500® Equal Weight Materials ETF (“RTM”) returned 7.29% compared with the 7.80% return of the benchmark, the S&P 500® Equal Weight Index Materials. RTM achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted S&P 500® Index was 4.51%.

The Metals & Mining, Construction Materials, and Containers & Packaging industries were the largest contributors to the Fund’s return. The Chemicals and Semiconductors & Semiconductors Equipment industries was the only detractor from return.

Newmont Mining Corp., Airgas, Inc., and Freeport-McMoRan, Inc., contributed the most to the Fund’s return. CF Industries Holdings, Inc., Mosaic Co., and LyondellBasell Industries NV detracted the most from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Materials ETF	7.29%	5.39%	10.06%	7.62%
S&P 500 Equal Weight Index Materials	7.80%	5.83%	10.58%	8.31%
S&P 500 Index	4.51%	8.84%	13.57%	6.78%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

28 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Materials ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Eastman Chemical Co.	4.1%
Owens-Illinois, Inc.	4.1%
Freeport-McMoRan, Inc.	4.0%
Albemarle Corp.	4.0%
Martin Marietta Materials, Inc.	3.9%
Vulcan Materials Co.	3.9%
FMC Corp.	3.9%
LyondellBasell Industries N.V. — Class A	3.9%
Nucor Corp.	3.9%
Dow Chemical Co.	3.7%
Top Ten Total	39.4%

“Ten Largest Holdings” excludes any temporary cash investments.

GUGGENHEIM ETFs ANNUAL REPORT | 29

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Real Estate ETF

For the one-year period ended October 31, 2016, Guggenheim S&P 500® Equal Weight Real Estate ETF (“EWRE”) returned 2.39%, compared with its benchmark, the S&P 500® Equal Weight Real Estate Index, which returned 2.82%.

The return of the cap-weighted S&P 500® Index was 4.51%.

The Fund was launched on August 12, 2015, shortly after S&P Dow Jones Indices launched the S&P 500 Equal Weight Real Estate Index. As a reflection of the rising importance of real estate as an asset class, on August 31, 2016, real estate was removed from the Financials sector and elevated from its "industry group" status with the Global Industry Classification Standard (GICS®) Financials sector to its own sector category. As of that date, REITs made up about 20% of the market capitalization of the Financials sector.

To reflect the removal of real estate from the Financials sector and subsequent elevation to its own sector status, on September 16, 2016, Guggenheim S&P 500® Equal Weight Financials ETF (“RYF”) replaced its real estate holdings with shares of EWRE. After market close on September 16, RYF made an in-kind distribution of 0.50 shares of EWRE for each share of RYF owned, plus a small amount of cash for fractional shares.

The Specialized REITs, Health Care REITs, and Industrials REITs were the largest contributors to the Fund’s return. Real Estate Services, Office REITs, and Hotel & Resorts REITs were the largest detractors from return.

Ventas, Inc., Realty Income Corp., and Equinix, Inc. contributed the most to the Fund’s return. CBRE Group, Inc.—Class A, SL Green Realty Corp., and Extra Space Storage, Inc. detracted the most from the Fund’s return.

Cumulative Fund Performance: August 12, 2015 – October 31, 2016

30 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)(concluded)	October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Since Inception (08/12/15)
Guggenheim S&P 500® Equal Weight Real Estate ETF	2.39%	3.31%
S&P 500 Equal Weight Real Estate Index	2.82%	3.73%
S&P 500 Index	4.51%	3.77%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 31

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Real Estate ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
American Tower Corp. — Class A	4.0%
Apartment Investment & Management Co. — Class A	3.9%
Prologis, Inc.	3.8%
Equinix, Inc.	3.8%
Ventas, Inc.	3.7%
UDR, Inc.	3.7%
Weyerhaeuser Co.	3.7%
AvalonBay Communities, Inc.	3.7%
Crown Castle International Corp.	3.7%
Essex Property Trust, Inc.	3.6%
Top Ten Total	37.6%

“Ten Largest Holdings” excludes any temporary cash investments.

32 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Technology ETF

For the one-year period ended October 31, 2016, Guggenheim S&P 500® Equal Weight Technology ETF (“RYT”) returned 14.06% compared with its benchmark, the S&P 500® Equal Weight Index Information Technology, which returned 14.92%. RYT achieved over 99% correlation to its benchmark on a daily basis.

The return of the cap-weighted S&P 500® Index was 4.51%.

The Semiconductors & Semiconductor Equipment, Software, and Internet Software & Services industries were the largest contributors to the Fund’s return. Electronic Equipment & Instruments was the only detractor from return; Consumer Finance and IT Services industries contributed the least to return.

NVIDIA Corp., Applied Materials, Inc., and Hewlett Packard Enterprise Co. contributed the most to the Fund’s return. Alliance Data Systems Corp., Cognizant Technology Solutions Corp.—Class A, and Juniper Networks, Inc. detracted the most from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Technology ETF	14.06%	15.25%	16.18%	8.90%
S&P 500 Equal Weight Index Information Technology	14.92%	15.79%	16.75%	9.45%
S&P 500 Index	4.51%	8.84%	13.57%	6.78%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 33

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Technology ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Akamai Technologies, Inc.	1.9%
NVIDIA Corp.	1.7%
F5 Networks, Inc.	1.7%
Skyworks Solutions, Inc.	1.7%
Juniper Networks, Inc.	1.7%
QUALCOMM, Inc.	1.7%
Western Digital Corp.	1.7%
VeriSign, Inc.	1.6%
Apple, Inc.	1.6%
PayPal Holdings, Inc.	1.6%
Top Ten Total	16.9%

“Ten Largest Holdings” excludes any temporary cash investments.

34 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Utilities ETF

For the one-year period ended October 31, 2016, Guggenheim S&P 500® Equal Weight Utilities ETF (“RYU”) returned 14.13% while its benchmark, the S&P 500® Equal Weight Index Telecommunication Services & Utilities, returned 14.61%. RYU had a 96% correlation to its benchmark on a daily basis.

The return of the cap-weighted S&P 500® Index was 4.51%.

The industries for Electric Utilities, Multi-Utilities, and Diversified Telecommunication Services were the largest contributors to the Fund’s return. The Independent Power & Renewable Electricity Producers, Gas Utilities, and Water Utilities industries contributed the least; there were no detractors from return.

NextEra Energy, Inc., Exelon Corp., and CenterPoint Energy, Inc. contributed the most to the Fund’s return. Frontier Communications Corp., NRG Energy, Inc., and Alliant Energy Corp. detracted the most from the Fund’s return.

Cumulative Fund Performance: November 1, 2006 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	Since Inception (11/01/06)
Guggenheim S&P 500® Equal Weight Utilities ETF	14.13%	11.64%	12.35%	7.73%
S&P 500 Equal Weight Index Telecommunication Services & Utilities	14.61%	12.11%	12.90%	8.28%
S&P 500 Index	4.51%	8.84%	13.57%	6.78%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 35

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

Guggenheim S&P 500® Equal Weight Utilities ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Level 3 Communications, Inc.	3.5%
SCANA Corp.	3.2%
NextEra Energy, Inc.	3.2%
DTE Energy Co.	3.2%
FirstEnergy Corp.	3.1%
Sempra Energy	3.1%
Ameren Corp.	3.1%
Dominion Resources, Inc.	3.1%
Consolidated Edison, Inc.	3.1%
Eversource Energy	3.1%
Top Ten Total	31.7%

“Ten Largest Holdings” excludes any temporary cash investments.

36 | GUGGENHEIM ETFs ANNUAL REPORT

SCHEDULE OF INVESTMENTS	October 31, 2016
Guggenheim MSCI Emerging Markets Equal Country Weight ETF

	Shares	Value

COMMON STOCKS† - 91.7%

Financial - 36.2%
Commercial International Bank Egypt SAE GDR	74,310	$328,449
Credicorp Ltd.	2,047	304,347
OTP Bank plc	9,934	279,240
Komercni Banka AS	4,915	179,787
Qatar National Bank SAQ	3,162	138,930
Bancolombia S.A. ADR	2,845	108,907
Emaar Properties PJSC	52,203	99,060
Grupo de Inversiones Suramericana S.A.	5,907	76,457
Bank Central Asia Tbk PT	62,000	73,770
Powszechna Kasa Oszczednosci Bank Polski S.A.	10,356	72,305
Bank Rakyat Indonesia Persero Tbk PT	73,200	68,443
Public Bank BHD	13,600	64,385
Masraf Al Rayan QSC	6,515	61,902
Banco Bradesco S.A. ADR	5,887	61,284
Bank Mandiri Persero Tbk PT	67,200	59,099
Ayala Land, Inc.	77,385	57,933
Turkiye Garanti Bankasi AS ADR	20,793	57,285
Siam Commercial Bank PCL	13,522	55,444
Akbank TAS ADR	10,136	54,278
Grupo Financiero Banorte SAB de CV — Class O	7,818	46,270
Banco de Chile ADR[1]	630	45,662
Ayala Corp.	2,640	45,525
Bank Pekao S.A.	1,452	44,657
Malayan Banking BHD	23,600	44,443
BDO Unibank, Inc.	19,040	44,354
SM Prime Holdings, Inc.	79,200	43,998
China Construction Bank Corp. ADR	2,905	42,282
Powszechny Zaklad Ubezpieczen S.A.	6,080	42,079
Banco Santander Chile ADR	1,840	42,044
First Gulf Bank PJSC	13,377	41,882
Bank Zachodni WBK S.A.	514	41,398
Abu Dhabi Commercial Bank PJSC	24,232	40,507
Ezdan Holding Group QSC	9,113	39,289
Qatar Islamic Bank SAQ	1,376	38,693
Industrial & Commercial Bank of China Ltd. ADR[1]	3,079	36,732
Qatar Insurance Company SAQ	1,509	36,300
Aldar Properties PJSC	50,027	35,956
Alpha Bank AE*	21,008	35,925
Corporation Financiera Colombiana S.A.	2,752	34,243
FirstRand Ltd.[1]	7,996	28,657
Bank of China Ltd. ADR[1]	2,544	28,442
CIMB Group Holdings BHD	23,600	28,298
Doha Bank QSC	2,754	27,528
VTB Bank PJSC GDR	13,066	27,360
Turkiye Is Bankasi — Class C	16,780	27,203
Standard Bank Group Ltd. ADR	2,552	26,975
Emaar Malls PJSC	38,108	26,663
Banco Bradesco ADR	2,594	25,110
National Bank of Abu Dhabi PJSC	10,081	24,289
Bank Negara Indonesia Persero Tbk PT	55,600	23,756
mBank S.A.*	264	23,731
Central Pattana PCL	14,714	23,439
Turkiye Halk Bankasi AS	7,534	22,870
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	22,220	22,675
Shinhan Financial Group Company Ltd. ADR	548	21,176
Dubai Islamic Bank PJSC	14,676	20,937
Ping An Insurance Group Company of China Ltd. ADR[1]	1,948	20,658
Banco do Brasil S.A. ADR	2,242	20,649
Eurobank Ergasias S.A.*	34,983	20,555
Banco de Credito e Inversiones	393	20,196
Banco Santander Brasil S.A. ADR[1]	2,400	19,632
BB Seguridade Participacoes S.A. ADR	1,961	19,541
Piraeus Bank S.A.*	116,015	19,204
KB Financial Group, Inc. ADR	512	18,934
China Overseas Land & Investment Ltd.	6,000	18,530
Bangkok Bank PCL	3,941	17,961
Nedbank Group Ltd.	1,088	17,794
Krung Thai Bank PCL	35,197	17,298
RMB Holdings Ltd.	3,832	16,917
Barclays Africa Group Ltd.	1,386	16,074
China Life Insurance Company Ltd. ADR[1]	1,261	15,574
Cathay Financial Holding Company Ltd.	12,000	15,572
Redefine Properties Ltd.	17,860	15,340
Hana Financial Group, Inc.	528	15,135
National Bank of Greece S.A. ADR*	72,530	14,919
Growthpoint Properties Ltd.	7,760	14,469
Agricultural Bank of China Ltd. ADR	1,376	14,407
Fibra Uno Administracion S.A. de CV	7,358	14,112
Dubai Financial Market PJSC	43,720	13,688
PICC Property & Casualty Company Ltd. — Class H	8,000	12,957
AMMB Holdings BHD	12,800	12,815
Turkiye Vakiflar Bankasi TAO — Class D	8,660	12,809
Hong Leong Bank BHD	4,000	12,701
CTBC Financial Holding Company Ltd.	23,349	12,578
Sanlam Ltd. ADR	1,268	12,338
Shanghai Industrial Holdings Ltd.	4,000	12,250
Grupo Financiero Santander Mexico SAB de CV — Class B	6,657	12,109
Grupo Financiero Inbursa SAB de CV — Class O	7,358	11,999
Yapi ve Kredi Bankasi AS*	10,032	11,987
Taiwan Cooperative Financial Holding Company Ltd.	26,964	11,834
Taiwan Business Bank	45,066	11,396
Fubon Financial Holding Company Ltd.	8,000	11,357
Mega Financial Holding Company Ltd.	16,000	10,951
E.Sun Financial Holding Company Ltd.	19,130	10,881
Shin Kong Financial Holding Company Ltd.*	49,959	10,844
China Evergrande Group[1]	16,000	10,584
Hyundai Marine & Fire Insurance Company Ltd.	332	10,257

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
Guggenheim MSCI Emerging Markets Equal Country Weight ETF

	Shares	Value

Samsung Fire & Marine Insurance Company Ltd.	40	$10,190
China Merchants Bank Company Ltd. — Class H	4,000	9,759
First Financial Holding Company Ltd.	17,806	9,338
Discovery Ltd.	1,060	9,059
China Life Insurance Company Ltd.	9,152	8,454
Country Garden Holdings Company Ltd.[1]	16,000	8,335
Alior Bank S.A.*	694	8,314
China Resources Land Ltd.	3,283	8,188
SinoPac Financial Holdings Company Ltd.	27,054	7,810
Yuanta Financial Holding Company Ltd.	20,524	7,674
China Smarter Energy Group Holdings Ltd.*	64,777	7,267
Hua Nan Financial Holdings Company Ltd.	13,534	6,883
Brait SE*	1,005	6,678
Samsung Securities Company Ltd.	216	6,522
Bank of Communications Company Ltd. — Class H	8,000	6,097
China Development Financial Holding Corp.	24,000	6,016
China Pacific Insurance Group Company Ltd. — Class H	1,600	5,787
CITIC Ltd.	4,000	5,746
NH Investment & Securities Company Ltd.	636	5,614
Longfor Properties Company Ltd.	4,000	5,313
China CITIC Bank Corporation Ltd. — Class H	8,000	5,168
Mirae Asset Daewoo Company Ltd.	736	4,985
Total Financial		4,221,656

Communications - 10.9%
Emirates Telecommunications Group Company PJSC	25,818	132,496
Naspers Ltd. ADR	6,760	114,244
Telekomunikasi Indonesia Persero Tbk PT	323,200	104,529
Global Telecom Holding SAE GDR*	47,804	97,997
Tencent Holdings Ltd. ADR	3,219	85,400
O2 Czech Republic AS	8,630	79,077
Hellenic Telecommunications Organization S.A.	8,592	78,645
America Movil SAB de CV — Class L ADR[1]	4,401	57,829
China Mobile Ltd. ADR	746	42,843
Ooredoo QSC	1,548	41,234
Advanced Info Service PCL	8,748	38,369
Grupo Televisa SAB ADR	1,430	35,078
PLDT, Inc. ADR	901	28,652
Alibaba Group Holding Ltd. ADR*,1	259	26,338
Turkcell Iletisim Hizmetleri AS ADR*	3,112	24,958
NAVER Corp.	32	23,967
MTN Group Ltd. ADR	2,711	23,369
DiGi.com BHD	17,600	21,103
Chunghwa Telecom Company Ltd. ADR	564	19,261
Telefonica Brasil S.A. ADR	1,261	18,158
Axiata Group BHD	14,800	17,358
Orange Polska S.A.	10,336	14,706
Rostelecom PJSC ADR	1,981	14,600
Baidu, Inc. ADR*	80	14,149
Cyfrowy Polsat S.A.*	2,289	14,086
Maxis BHD	9,600	13,639
Vodacom Group Ltd. ADR	1,240	13,442
True Corporation PCL	68,614	13,234
Telekom Malaysia BHD	7,200	11,225
Sistema PJSC FC GDR	1,312	9,801
China Unicom Hong Kong Ltd. ADR[1]	734	8,602
China Telecom Corporation Ltd. ADR	156	8,042
MegaFon OAO GDR	792	7,548
TIM Participacoes S.A. ADR	484	6,703
Samsung SDI Company Ltd.	68	5,604
Total Communications		1,266,286

Consumer, Non-cyclical - 8.6%
Richter Gedeon Nyrt	6,302	135,549
Ambev S.A. ADR	10,222	60,310
Fomento Economico Mexicano SAB de CV ADR	573	54,819
JG Summit Holdings, Inc.	31,000	48,654
Cencosud S.A.	14,208	46,311
DP World Ltd.	2,466	44,265
Magnit PJSC GDR	1,096	43,500
Universal Robina Corp.	10,640	39,991
Unilever Indonesia Tbk PT	10,800	36,813
BIM Birlesik Magazalar AS	2,041	33,220
Cielo S.A. ADR	2,498	25,455
Shoprite Holdings Ltd. ADR[1]	1,484	21,948
Bangkok Dusit Medical Services PCL — Class F	33,532	21,845
BRF S.A. ADR	1,300	21,736
Charoen Pokphand Foods PCL	23,923	21,532
Kalbe Farma Tbk PT	156,400	20,857
IHH Healthcare BHD	13,200	20,138
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,276	20,006
Kroton Educational S.A. ADR	3,947	19,814
Cia Cervecerias Unidas S.A. ADR	912	19,608
Charoen Pokphand Indonesia Tbk PT	66,000	18,716
IOI Corporation BHD	15,600	16,734
Aspen Pharmacare Holdings Ltd.	756	16,470
Tiger Brands Ltd.	568	16,177
Uni-President Enterprises Corp.	8,320	16,109
Grupo Bimbo SAB de CV	5,518	14,937
Gruma SAB de CV — Class B	1,000	13,944
Kuala Lumpur Kepong BHD	2,400	13,708
Netcare Ltd.	5,220	13,408
Arca Continental SAB de CV	2,100	13,133
KT&G Corp.	132	13,036
Coca-Cola Femsa SAB de CV	1,722	13,000
Ulker Biskuvi Sanayi AS	2,000	12,400
Kimberly-Clark de Mexico SAB de CV — Class A	5,302	11,491
Mediclinic International plc	972	10,731
Eurocash S.A.	1,035	10,455
Bidvest Group Ltd.	724	8,990
JBS S.A ADR[1]	1,071	6,560

38 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
Guggenheim MSCI Emerging Markets Equal Country Weight ETF

	Shares	Value

Want Want China Holdings Ltd.[1]	8,000	$4,880
Total Consumer, Non-cyclical		1,001,250

Energy - 7.5%
MOL Hungarian Oil & Gas plc	1,583	101,921
Gazprom PJSC ADR	20,367	87,985
LUKOIL PJSC ADR	1,790	87,263
PTT PCL	7,967	78,765
Polski Koncern Naftowy ORLEN S.A.	3,408	67,366
Ecopetrol S.A. ADR*,1	6,161	53,539
Novatek OJSC GDR	412	44,043
Petroleo Brasileiro S.A. ADR*	3,334	38,908
Polskie Gornictwo Naftowe i Gazownictwo S.A.	26,948	34,371
Tatneft PJSC ADR	856	28,650
Rosneft PJSC GDR	5,240	28,558
Ultrapar Participacoes S.A. ADR	1,171	26,465
PTT Exploration & Production PCL	11,122	26,456
Tupras Turkiye Petrol Rafinerileri AS	1,225	24,943
Sasol Ltd. ADR	874	24,044
China Petroleum & Chemical Corp. ADR	323	23,392
CNOOC Ltd. ADR[1]	164	20,579
Surgutneftegas OJSC ADR	4,536	19,496
Petronas Gas BHD	3,600	18,880
PetroChina Company Ltd. ADR	193	13,072
GS Holdings Corp.	280	12,504
SK Innovation Company Ltd.	88	11,651
Total Energy		872,851

Consumer, Cyclical - 6.9%
SACI Falabella	10,416	81,775
Astra International Tbk PT	123,200	77,661
OPAP S.A.	8,204	69,877
CP ALL PCL	38,361	66,588
JUMBO S.A.	3,624	51,446
SM Investments Corp.	3,060	42,465
Wal-Mart de Mexico SAB de CV	16,555	35,201
Latam Airlines Group S.A. ADR*	3,632	34,831
FF Group*	1,216	29,086
Steinhoff International Holdings N.V.	5,092	27,491
Jollibee Foods Corp.	5,480	26,935
Hyundai Motor Co.	168	20,555
Arcelik AS	3,000	19,803
Woolworths Holdings Limited/South Africa	3,378	19,570
Genting Malaysia BHD	17,200	19,517
Matahari Department Store Tbk PT	14,000	19,340
Hyundai Mobis Company Ltd.	80	19,157
Genting BHD	10,000	18,689
LPP S.A.	10	14,940
Kia Motors Corp.	416	14,797
Turk Hava Yollari AO*	7,376	12,958
Bid Corporation Ltd.	724	12,767
Mr Price Group Ltd.	802	9,144
Dongfeng Motor Group Company Ltd. — Class H	8,000	8,325
Truworths International Ltd.	1,563	8,283
Cheng Shin Rubber Industry Company Ltd.	4,000	8,150
Samsung C&T Corp.	56	7,904
LG Corp.	144	7,714
Kangwon Land, Inc.	200	6,633
Far Eastern New Century Corp.	8,160	6,322
Great Wall Motor Company Ltd. — Class H	6,000	5,857
Shinsegae, Inc.	36	5,852
Total Consumer, Cyclical		809,633

Basic Materials - 6.4%
Southern Copper Corp.	3,929	111,544
Cia de Minas Buenaventura S.A.A. ADR*	6,551	87,062
Industries Qatar QSC	2,401	67,252
KGHM Polska Miedz S.A.	1,974	35,650
MMC Norilsk Nickel PJSC ADR	2,316	34,926
Empresas CMPC S.A.	13,792	29,872
Sociedad Quimica y Minera de Chile S.A. ADR	1,012	29,612
Grupo Mexico SAB de CV	11,956	29,605
PTT Global Chemical PCL	15,511	26,592
Vale S.A. ADR[1]	3,688	25,521
Braskem S.A. ADR[1]	1,339	23,767
Formosa Plastics Corp.	8,000	21,649
Eregli Demir ve Celik Fabrikalari TAS	15,908	21,578
Petronas Chemicals Group BHD	12,800	21,359
Severstal PJSC GDR	1,456	20,530
Industrias Penoles SAB de CV	800	19,498
POSCO ADR	332	17,247
Nan Ya Plastics Corp.	8,000	16,655
Fibria Celulose S.A. ADR	1,879	14,994
AngloGold Ashanti Ltd. ADR*	1,059	14,551
LG Chem Ltd.	56	12,064
Formosa Chemicals & Fibre Corp.	4,000	11,902
China Steel Corp.	16,000	11,560
Gerdau S.A. ADR	3,022	10,365
Mexichem SAB de CV	3,810	9,157
Grupa Azoty S.A.	538	8,543
Hyundai Steel Co.	188	8,116
Korea Zinc Company Ltd.	16	6,362
Total Basic Materials		747,533

Utilities - 5.1%
CEZ AS	10,212	192,200
Tenaga Nasional BHD	13,200	45,122
Interconexion Electrica S.A. ESP	11,415	38,061
Enersis Americas S.A. ADR	4,356	37,767
PGE Polska Grupa Energetyczna S.A.	11,480	29,955
Empresa Nacional de Electricidad S.A. ADR*	1,216	25,244
Aboitiz Power Corp.	26,000	24,672
Enersis Chile S.A. ADR	4,356	21,649
Aguas Andinas S.A. — Class A	31,616	20,842
Colbun S.A.	94,312	20,544
Centrais Eletricas Brasileiras S.A. ADR*	2,700	19,953
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,680	17,674
Endesa Americas S.A. ADR	1,216	17,474
Korea Electric Power Corp. ADR	800	17,448

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
Guggenheim MSCI Emerging Markets Equal Country Weight ETF

	Shares	Value

Perusahaan Gas Negara Persero Tbk	82,400	$16,167
CPFL Energia S.A. ADR[1]	982	14,926
RusHydro PJSC ADR	12,033	14,680
Cia Energetica de Minas Gerais ADR	2,782	8,402
Energa S.A.	3,600	7,354
Total Utilities		590,134

Industrial - 4.2%
Grupo Argos S.A.	8,347	54,327
Cementos Argos S.A.	12,385	49,191
Qatar Gas Transport Company Ltd.	7,000	43,462
Titan Cement Company S.A.	1,702	39,498
Airports of Thailand PCL	3,600	39,191
Hon Hai Precision Industry Company Ltd.	13,860	37,464
Cemex SAB de CV ADR*,1	4,078	35,397
Delta Electronics, Inc.	4,000	21,104
United Tractors Tbk PT	12,257	20,314
Semen Indonesia Persero Tbk PT	24,000	18,118
BTS Group Holdings PCL	61,960	15,137
Indocement Tunggal Prakarsa Tbk PT	11,600	14,624
Gamuda BHD	12,400	14,513
Grupo Aeroportuario del Sureste SAB de CV — Class B	727	11,621
MISC BHD	6,400	11,473
Embraer S.A. ADR	471	10,075
Taiwan Cement Corp.	8,000	9,595
Promotora y Operadora de Infraestructura SAB de CV	837	9,404
Arabtec Holding PJSC*	25,444	9,213
LG Electronics, Inc.	184	7,686
Grupo Aeroportuario del Pacifico SAB de CV ADR	75	7,247
LG Display Company Ltd. ADR[1]	592	7,110
China Everbright International Ltd.	4,000	4,797
China Communications Construction Company Ltd. — Class H	4,000	4,405
Total Industrial		494,966

Technology - 3.5%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	4,982	154,940
Samsung Electronics Company Ltd. GDR	191	134,750
Advanced Semiconductor Engineering, Inc. ADR	5,328	31,169
MediaTek, Inc.	4,000	30,421
SK Hynix, Inc.	652	23,362
United Microelectronics Corp. ADR	7,000	13,300
SK Holdings Company Ltd.	62	12,110
Quanta Computer, Inc.	4,000	8,112
Total Technology		408,164

Diversified - 2.4%
Empresas COPEC S.A.	5,152	51,761
Siam Cement PCL	2,800	40,003
Aboitiz Equity Ventures, Inc.	24,000	38,660
Haci Omer Sabanci Holding AS	10,120	30,557
KOC Holding AS ADR	1,440	29,851
Sime Darby BHD	14,400	28,113
Remgro Ltd.	1,120	18,608
Alfa SAB de CV — Class A	8,737	13,314
IJM Corporation BHD	16,800	13,216
Grupo Carso SAB de CV	3,000	13,160
CJ Corp.	56	8,540
Total Diversified		285,783

Total Common Stocks
(Cost $11,096,579)		10,698,256

PREFERRED STOCKS† - 2.6%
Itau Unibanco Holding S.A.	7,686	91,694
Petroleo Brasileiro S.A.*	4,591	50,776
Grupo Aval Acciones y Valores S.A.	104,519	43,258
Grupo de Inversiones Suramericana	3,190	40,459
Vale S.A.	5,109	32,902
Samsung Electronics Company, Ltd.	24	27,623
Cia Brasileira de Distribuicao	492	9,373
Hyundai Motor Co.	52	4,567
Total Preferred Stocks
(Cost $290,535)		300,652

EXCHANGE-TRADED FUNDS† - 5.5%
iShares MSCI India ETF	17,594	510,930
VanEck Vectors Egypt Index ETF[1]	3,657	136,516
Total Exchange-Traded Funds
(Cost $746,250)		647,446

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	6,439	6,439
Total Short Term Investments
(Cost $6,439)		6,439

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 3.4%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$250,000	250,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/16 at 0.31% due 11/01/16	145,137	145,137
Total Securities Lending Collateral
(Cost $395,137)		395,137

Total Investments - 103.3%
(Cost $12,534,940)		$12,047,930
Other Assets & Liabilities, net - (3.3)%		(382,065)
Total Net Assets - 100.0%		$11,665,865

40 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
Guggenheim MSCI Emerging Markets Equal Country Weight ETF

INVESTMENT CONCENTRATION

At October 31, 2016, the investment diversification of the Fund by country was as follows:

Country	% of Total Investments
Brazil	6.1%
Indonesia	4.9%
Egypt	4.8%
Taiwan, Province of China	4.8%
Chile	4.7%
China	4.7%
Republic of Korea	4.5%
Hungary	4.4%
India	4.4%
South Africa	4.4%
Peru	4.3%
Thailand	4.3%
Colombia	4.3%
Qatar	4.2%
United Arab Emirates	4.2%
Mexico	4.1%
Poland	4.0%
Russian Federation	4.0%
Malaysia	4.0%
Czech Republic	3.9%
Philippines	3.8%
Turkey	3.8%
Greece	3.1%
Netherlands	0.2%
United States	0.1%
Total Investments	100.0%

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
Guggenheim MSCI Emerging Markets Equal Country Weight ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$10,698,256	$—	$—	$10,698,256
Exchange-Traded Funds	647,446	—	—	647,446
Preferred Stocks	300,652	—	—	300,652
Securities Lending Collateral	—	395,137	—	395,137
Short Term Investments	6,439	—	—	6,439
Total	$11,652,793	$395,137	$—	$12,047,930

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

42 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2016
Guggenheim S&P MidCap 400® Equal Weight ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Financial - 23.7%
Endurance Specialty Holdings Ltd.[1]	3,486	$320,537
SVB Financial Group*	2,112	258,234
Cousins Properties, Inc.	32,827	255,065
Alexander & Baldwin, Inc.	5,917	247,271
East West Bancorp, Inc.	6,219	245,713
Everest Re Group Ltd.	1,203	244,835
Cullen/Frost Bankers, Inc.[1]	3,221	244,764
American Campus Communities, Inc.	4,688	244,291
Aspen Insurance Holdings Ltd.	4,989	240,719
Webster Financial Corp.	5,957	240,664
Lamar Advertising Co. — Class A	3,779	239,777
Bank of Hawaii Corp.[1]	3,184	239,278
International Bancshares Corp.	7,739	238,748
Raymond James Financial, Inc.	3,967	238,496
FNB Corp.[1]	18,216	238,083
RenaissanceRe Holdings Ltd.	1,914	237,891
Fulton Financial Corp.	15,956	237,744
Kilroy Realty Corp.	3,291	236,392
Washington Federal, Inc.	8,671	236,285
Hancock Holding Co.	7,041	236,226
Associated Banc-Corp.	11,558	234,627
Stifel Financial Corp.*	5,976	233,901
Kemper Corp.	6,196	232,660
First Horizon National Corp.[1]	15,069	232,213
Valley National Bancorp[1]	23,547	232,173
Rayonier, Inc.	8,654	232,100
Signature Bank*	1,923	231,837
Prosperity Bancshares, Inc.[1]	4,178	231,754
PacWest Bancorp	5,326	231,095
Alexandria Real Estate Equities, Inc.	2,142	230,929
Liberty Property Trust	5,711	230,896
Potlatch Corp.	6,006	230,630
Synovus Financial Corp.	6,972	230,564
Hanover Insurance Group, Inc.	3,020	230,094
Post Properties, Inc.	3,494	229,870
SEI Investments Co.	5,160	228,743
American Financial Group, Inc.	3,067	228,492
Reinsurance Group of America, Inc. — Class A	2,117	228,340
Mid-America Apartment Communities, Inc.	2,461	228,258
Mercury General Corp.	4,189	228,175
Commerce Bancshares, Inc.	4,576	227,976
WR Berkley Corp.	3,992	227,943
Brown & Brown, Inc.	6,182	227,869
Alleghany Corp.*	440	227,132
Douglas Emmett, Inc.	6,201	226,337
PrivateBancorp, Inc. — Class A	4,982	225,386
Medical Properties Trust, Inc.	16,160	225,271
DCT Industrial Trust, Inc.	4,798	224,307
TCF Financial Corp.	15,638	223,623
Education Realty Trust, Inc.	5,249	223,555
Umpqua Holdings Corp.	14,558	222,446
Duke Realty Corp.	8,506	222,432
Trustmark Corp.[1]	8,023	222,077
Highwoods Properties, Inc.	4,457	221,201
Primerica, Inc.[1]	4,033	220,605
Chemical Financial Corp.	5,126	220,162
Senior Housing Properties Trust	10,270	218,443
Corporate Office Properties Trust	8,179	218,298
BancorpSouth, Inc.	9,282	218,127
Cathay General Bancorp	7,275	217,886
CNO Financial Group, Inc.	14,447	217,861
Camden Property Trust	2,670	217,445
SLM Corp.*	30,728	216,632
First Industrial Realty Trust, Inc.	8,193	216,377
Bank of the Ozarks, Inc.	5,850	216,216
EPR Properties	2,973	216,197
Healthcare Realty Trust, Inc.	6,771	215,927
Taubman Centers, Inc.	2,979	215,858
New York Community Bancorp, Inc.	14,990	215,256
LaSalle Hotel Properties	9,050	214,938
First American Financial Corp.	5,495	214,635
Equity One, Inc.	7,515	214,178
National Retail Properties, Inc.	4,686	213,775
Communications Sales & Leasing, Inc.	7,517	213,708
MB Financial, Inc.	5,871	213,646
Hospitality Properties Trust	7,803	213,490
Corrections Corporation of America	14,697	212,372
Regency Centers Corp.	2,943	212,102
Urban Edge Properties	8,205	211,771
CBOE Holdings, Inc.[1]	3,348	211,627
Mack-Cali Realty Corp.	8,211	210,858
Weingarten Realty Investors	5,810	210,380
Janus Capital Group, Inc.	16,206	207,761
Eaton Vance Corp.	5,916	207,415
Old Republic International Corp.	12,222	206,063
Omega Healthcare Investors, Inc.	6,407	203,935
Care Capital Properties, Inc.	7,669	203,765
Tanger Factory Outlet Centers, Inc.	5,825	202,710
Life Storage, Inc.	2,497	201,383
Waddell & Reed Financial, Inc. — Class A1	12,615	198,308
Jones Lang LaSalle, Inc.	2,031	196,702
Federated Investors, Inc. — Class B	7,203	194,481
WisdomTree Investments, Inc.[1]	22,566	193,616
Genworth Financial, Inc. — Class A*,1	46,659	193,168
Washington Prime Group, Inc.	17,583	184,446
Total Financial		21,308,442

Industrial - 17.8%
B/E Aerospace, Inc.	4,502	267,958
Worthington Industries, Inc.	5,511	259,017
Keysight Technologies, Inc.*	7,711	252,921
Old Dominion Freight Line, Inc.*,1	3,380	252,419
Tech Data Corp.*	3,254	250,623
Crane Co.	3,667	249,394
AGCO Corp.	4,857	248,096
Knowles Corp.*,1	16,535	247,032
Eagle Materials, Inc.	3,050	246,959
EMCOR Group, Inc.	4,084	246,918
Cognex Corp.	4,740	244,584
Lincoln Electric Holdings, Inc.	3,687	242,715

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
Guggenheim S&P MidCap 400® Equal Weight ETF

	Shares	Value

Kennametal, Inc.	8,554	$242,164
Trimble, Inc.*	8,757	242,043
MSA Safety, Inc.	4,144	241,595
Landstar System, Inc.	3,382	240,630
Kirby Corp.*,1	4,057	239,160
Avnet, Inc.	5,685	238,486
Granite Construction, Inc.	4,851	238,475
GATX Corp.[1]	5,442	238,196
Packaging Corporation of America	2,885	238,013
Graco, Inc.	3,174	237,733
Nordson Corp.	2,373	237,608
National Instruments Corp.	8,452	237,417
Carlisle Companies, Inc.	2,255	236,437
Werner Enterprises, Inc.	9,827	236,339
Silgan Holdings, Inc.[1]	4,633	236,051
Curtiss-Wright Corp.	2,624	235,163
Jabil Circuit, Inc.	11,005	234,847
Vishay Intertechnology, Inc.[1]	16,632	234,511
Teledyne Technologies, Inc.*	2,177	234,420
ITT, Inc.	6,579	231,712
Belden, Inc.	3,572	231,501
Energizer Holdings, Inc.	4,974	231,341
Genesee & Wyoming, Inc. — Class A*	3,403	231,200
Wabtec Corp.[1]	2,987	230,925
Joy Global, Inc.	8,295	230,850
KBR, Inc.	15,574	230,651
Valmont Industries, Inc.	1,798	230,054
Timken Co.	6,952	229,764
Regal Beloit Corp.	3,882	229,426
Hubbell, Inc.	2,195	229,421
Greif, Inc. — Class A	4,885	228,911
Clean Harbors, Inc.*	4,808	227,515
Donaldson Company, Inc.[1]	6,218	227,081
Gentex Corp.[1]	13,425	227,017
Zebra Technologies Corp. — Class A*	3,444	226,753
Esterline Technologies Corp.*	3,087	226,740
AO Smith Corp.	5,000	225,850
Huntington Ingalls Industries, Inc.	1,398	225,581
Terex Corp.	9,444	225,523
Orbital ATK, Inc.	3,030	225,311
CLARCOR, Inc.	3,620	225,200
KLX, Inc.*	6,511	224,109
Sonoco Products Co.	4,456	224,092
Oshkosh Corp.	4,182	223,737
Arrow Electronics, Inc.*	3,654	223,332
Woodward, Inc.	3,772	222,473
AECOM*	7,890	219,737
EnerSys	3,360	218,837
Bemis Company, Inc.	4,485	218,509
IDEX Corp.	2,509	216,878
Louisiana-Pacific Corp.*	11,749	215,594
Dycom Industries, Inc.*,1	2,789	214,558
Lennox International, Inc.	1,462	213,291
Cree, Inc.*,1	9,424	210,155
AptarGroup, Inc.	2,939	209,962
Trinity Industries, Inc.	9,551	203,914
Triumph Group, Inc.	7,242	171,635
Total Industrial		15,987,064

Consumer, Non-cyclical - 14.5%
Avon Products, Inc.	41,856	274,157
Dean Foods Co.[1]	14,337	261,794
Sprouts Farmers Market, Inc.*,1	11,616	257,294
ManpowerGroup, Inc.	3,293	252,902
Rollins, Inc.	7,945	244,865
Live Nation Entertainment, Inc.*	8,839	244,575
WEX, Inc.*	2,236	243,948
CoreLogic, Inc.*	5,689	242,124
Flowers Foods, Inc.[1]	15,594	242,019
Snyder’s-Lance, Inc.	6,773	240,916
LifePoint Health, Inc.*	3,909	233,953
DeVry Education Group, Inc.[1]	10,252	232,720
Hain Celestial Group, Inc.*	6,364	231,459
WellCare Health Plans, Inc.*	2,022	229,518
Lancaster Colony Corp.	1,750	228,638
United Natural Foods, Inc.*,1	5,472	228,401
Bio-Rad Laboratories, Inc. — Class A*	1,444	228,267
United Therapeutics Corp.*	1,898	227,893
Aaron’s, Inc.[1]	9,207	227,505
TreeHouse Foods, Inc.*,1	2,563	224,211
WhiteWave Foods Co. — Class A*	4,109	223,899
Bio-Techne Corp.	2,146	223,162
Edgewell Personal Care Co.*	2,957	222,958
Service Corporation International	8,704	222,822
IDEXX Laboratories, Inc.*	2,070	221,780
Owens & Minor, Inc.	6,834	221,763
Gartner, Inc.*	2,568	220,951
Prestige Brands Holdings, Inc.*	4,870	220,513
Tootsie Roll Industries, Inc.[1]	6,214	220,286
Sotheby’s1	6,139	220,267
Molina Healthcare, Inc.*	4,045	220,088
Catalent, Inc.*	9,644	219,980
Ingredion, Inc.	1,673	219,447
Charles River Laboratories International, Inc.*	2,891	219,369
Hill-Rom Holdings, Inc.	3,943	218,482
LivaNova plc*,1	3,848	218,105
Graham Holdings Co. — Class B	455	216,125
West Pharmaceutical Services, Inc.	2,839	215,849
STERIS plc	3,230	215,829
Align Technology, Inc.*	2,481	213,168
Post Holdings, Inc.*	2,790	212,682
MEDNAX, Inc.*	3,456	211,680
Halyard Health, Inc.*	6,519	210,890
Helen of Troy Ltd.*	2,565	209,048
ResMed, Inc.	3,479	207,940
FTI Consulting, Inc.*	5,314	207,033
Deluxe Corp.	3,372	206,366
ABIOMED, Inc.*	1,957	205,465
Avis Budget Group, Inc.*	6,293	203,641
VCA, Inc.*	3,308	203,310
Boston Beer Company, Inc. — Class A*	1,307	202,912
NuVasive, Inc.*,1	3,380	201,887

44 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
Guggenheim S&P MidCap 400® Equal Weight ETF

	Shares	Value

CEB, Inc.	4,120	$200,438
MarketAxess Holdings, Inc.	1,329	200,360
Amsurg Corp. — Class A*,1	3,348	200,043
Akorn, Inc.*	8,350	199,983
PAREXEL International Corp.*	3,422	199,366
Tenet Healthcare Corp.*	9,639	189,985
Teleflex, Inc.	1,261	180,487
Total Consumer, Non-cyclical		13,045,518

Consumer, Cyclical - 13.7%
Cabela’s, Inc.*	4,719	290,738
Domino’s Pizza, Inc.	1,558	263,677
Scotts Miracle-Gro Co. — Class A	2,871	252,906
JetBlue Airways Corp.*	14,037	245,367
Dana, Inc.	15,834	245,110
Cheesecake Factory, Inc.	4,569	243,025
Wendy’s Co.	22,301	241,743
Ingram Micro, Inc. — Class A	6,491	241,466
Copart, Inc.*,1	4,553	238,896
Cinemark Holdings, Inc.	5,943	236,531
Thor Industries, Inc.	2,920	231,585
Toro Co.	4,810	230,303
Dunkin’ Brands Group, Inc.	4,757	230,049
MSC Industrial Direct Company, Inc. — Class A	3,157	229,830
CST Brands, Inc.	4,772	229,151
Fossil Group, Inc.*,1	8,383	228,604
International Speedway Corp. — Class A	6,923	227,767
Vista Outdoor, Inc.*	5,826	225,291
KB Home	15,323	222,797
Pool Corp.	2,397	221,914
Jack in the Box, Inc.	2,354	220,640
Brinker International, Inc.[1]	4,478	220,497
Watsco, Inc.	1,603	220,076
Brunswick Corp.	5,026	218,631
Texas Roadhouse, Inc. — Class A	5,342	216,458
Polaris Industries, Inc.[1]	2,817	215,810
Williams-Sonoma, Inc.	4,652	215,015
Dick’s Sporting Goods, Inc.	3,863	214,976
Casey’s General Stores, Inc.	1,900	214,681
Chico’s FAS, Inc.	18,392	214,634
Cracker Barrel Old Country Store, Inc.[1]	1,550	213,900
Tupperware Brands Corp.	3,584	213,320
Toll Brothers, Inc.*	7,769	213,181
American Eagle Outfitters, Inc.[1]	12,504	213,068
Churchill Downs, Inc.[1]	1,551	210,936
Kate Spade & Co.*	12,587	210,832
HSN, Inc.	5,582	210,441
CalAtlantic Group, Inc.[1]	6,478	209,369
Panera Bread Co. — Class A*,1	1,095	208,882
NVR, Inc.*	137	208,651
Carter’s, Inc.	2,404	207,561
Buffalo Wild Wings, Inc.*,1	1,413	205,803
Guess?, Inc.	15,159	204,647
Big Lots, Inc.[1]	4,715	204,631
Skechers U.S.A., Inc. — Class A*,1	9,696	203,907
Sally Beauty Holdings, Inc.*,1	7,854	203,733
Deckers Outdoor Corp.*	3,901	203,593
World Fuel Services Corp.	5,036	202,699
GameStop Corp. — Class A1	8,377	201,467
J.C. Penney Company, Inc.*,1	23,000	197,570
Office Depot, Inc.	62,042	195,432
TRI Pointe Group, Inc.*	17,775	192,503
Herman Miller, Inc.	6,573	182,730
Restoration Hardware Holdings, Inc.*,1	6,259	181,323
HNI Corp.	4,276	173,862
Tempur Sealy International, Inc.*,1	2,953	159,669
Ascena Retail Group, Inc.*,1	30,039	146,891
Total Consumer, Cyclical		12,328,769

Technology - 11.5%
Mentor Graphics Corp.	9,685	279,897
Advanced Micro Devices, Inc.*	38,592	279,020
Computer Sciences Corp.	4,905	267,078
IPG Photonics Corp.*	2,751	266,875
Brocade Communications Systems, Inc.	24,857	263,484
Teradyne, Inc.	11,228	261,500
Intersil Corp. — Class A	11,761	259,682
Lexmark International, Inc. — Class A	6,316	250,682
PTC, Inc.*	5,269	249,961
NCR Corp.*	7,131	249,942
Silicon Laboratories, Inc.*	4,141	248,253
Microsemi Corp.*	5,837	245,913
Monolithic Power Systems, Inc.	3,101	244,390
Integrated Device Technology, Inc.*	11,534	238,869
j2 Global, Inc.[1]	3,347	238,139
CommVault Systems, Inc.*	4,441	237,593
Science Applications International Corp.	3,406	234,708
Ultimate Software Group, Inc.*	1,110	234,199
Cadence Design Systems, Inc.*	9,093	232,599
Synopsys, Inc.*	3,904	231,546
Rackspace Hosting, Inc.*	7,233	231,022
Leidos Holdings, Inc.	5,488	228,136
SYNNEX Corp.	2,223	227,946
ANSYS, Inc.*	2,459	224,630
Convergys Corp.	7,679	224,227
ACI Worldwide, Inc.*	12,354	223,854
NetScout Systems, Inc.*	8,080	221,796
Cirrus Logic, Inc.*	4,095	221,048
CDK Global, Inc.	4,044	220,843
Allscripts Healthcare Solutions, Inc.*	18,143	217,897
Tyler Technologies, Inc.*	1,356	217,502
MSCI, Inc. — Class A	2,687	215,471
Jack Henry & Associates, Inc.	2,642	214,055
Fair Isaac Corp.	1,772	213,845
Broadridge Financial Solutions, Inc.	3,280	212,085
VeriFone Systems, Inc.*	13,609	210,667
Acxiom Corp.*	8,929	210,367
3D Systems Corp.*,1	15,019	208,314
Synaptics, Inc.*,1	3,956	206,187
MAXIMUS, Inc.	3,921	204,127
Fortinet, Inc.*	6,367	204,126
Manhattan Associates, Inc.*	3,873	196,129
Cypress Semiconductor Corp.	19,561	195,023

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
Guggenheim S&P MidCap 400® Equal Weight ETF

	Shares	Value

Diebold, Inc.	8,880	$193,584
DST Systems, Inc.	1,884	181,165
Total Technology		10,338,376

Energy - 5.1%
Patterson-UTI Energy, Inc.[1]	11,884	267,151
Nabors Industries Ltd.	22,214	264,347
Western Refining, Inc.[1]	8,625	248,832
Ensco plc — Class A	31,317	244,899
NOW, Inc.*	11,261	242,787
Rowan Companies plc — Class A	16,941	224,807
Oil States International, Inc.*	7,648	223,704
HollyFrontier Corp.	8,891	221,830
CONSOL Energy, Inc.	12,792	216,824
Diamond Offshore Drilling, Inc.[1]	13,032	214,898
Murphy USA, Inc.*	3,122	214,731
Oceaneering International, Inc.	8,932	212,582
SM Energy Co.[1]	6,309	212,171
Energen Corp.	4,053	203,177
QEP Resources, Inc.	12,552	201,711
Superior Energy Services, Inc.	14,186	200,874
Dril-Quip, Inc.*,1	4,214	200,165
Noble Corporation plc[1]	39,254	193,915
WPX Energy, Inc.*	17,803	193,341
Gulfport Energy Corp.*	7,690	185,406
Denbury Resources, Inc.*,1	73,683	176,102
Total Energy		4,564,254

Utilities - 4.9%
MDU Resources Group, Inc.	9,840	257,906
Black Hills Corp.	3,946	244,060
Great Plains Energy, Inc.	8,512	242,081
Southwest Gas Corp.	3,297	238,901
Westar Energy, Inc.	4,153	238,050
PNM Resources, Inc.	7,231	237,538
Vectren Corp.	4,714	237,161
IDACORP, Inc.	3,016	236,424
Atmos Energy Corp.	3,168	235,668
Aqua America, Inc.	7,618	233,873
WGL Holdings, Inc.	3,693	232,918
UGI Corp.	5,015	232,144
New Jersey Resources Corp.	6,836	232,082
ONE Gas, Inc.	3,773	231,209
Hawaiian Electric Industries, Inc.	7,784	229,628
Talen Energy Corp.*,1	16,476	229,511
OGE Energy Corp.	7,298	226,530
National Fuel Gas Co.	4,105	215,020
NorthWestern Corp.	3,729	214,604
Total Utilities		4,445,308

Basic Materials - 4.7%
Steel Dynamics, Inc.	9,487	260,513
United States Steel Corp.	13,370	258,576
Olin Corp.	11,712	256,844
Cabot Corp.	4,617	240,730
Commercial Metals Co.	15,038	236,247
Minerals Technologies, Inc.	3,494	234,797
Domtar Corp.	6,450	231,878
Sensient Technologies Corp.	3,083	229,714
Compass Minerals International, Inc.[1]	3,177	228,267
Reliance Steel & Aluminum Co.	3,237	222,641
Ashland Global Holdings, Inc.	1,955	218,432
NewMarket Corp.	539	216,090
Valspar Corp.	2,157	214,837
RPM International, Inc.	4,400	209,176
Royal Gold, Inc.	2,994	206,047
PolyOne Corp.	6,974	203,850
Carpenter Technology Corp.	6,387	201,893
Allegheny Technologies, Inc.[1]	14,090	192,188
Versum Materials, Inc.*	7,415	168,321
Total Basic Materials		4,231,041

Communications - 3.9%
Cable One, Inc.	420	242,231
Plantronics, Inc.	4,587	237,194
ARRIS International plc*	8,518	236,630
John Wiley & Sons, Inc. — Class A	4,537	234,109
InterDigital, Inc.	3,237	228,693
ViaSat, Inc.*	3,158	223,144
comScore, Inc.*,1	7,615	219,236
Telephone & Data Systems, Inc.	8,421	217,599
WebMD Health Corp. — Class A*,1	4,412	216,762
AMC Networks, Inc. — Class A*	4,398	215,194
Time, Inc.	15,789	205,257
Ciena Corp.*	10,512	203,723
FactSet Research Systems, Inc.	1,291	199,743
New York Times Co. — Class A1	18,289	199,350
Meredith Corp.	4,380	198,633
NeuStar, Inc. — Class A*,1	8,795	197,448
Total Communications		3,474,946

Total Common Stocks
(Cost $82,673,098)		89,723,718

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	198,762	198,762
Total Short Term Investments
(Cost $198,762)		198,762

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 9.0%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$1,880,029	1,880,029
BNP Paribas Securities Corp. issued 10/31/16 at 0.34% due 11/01/16	1,880,029	1,880,029

46 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
Guggenheim S&P MidCap 400® Equal Weight ETF

	Face Amount	Value

Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/16 at 0.33% due 11/01/16	$1,880,029	$1,880,029
HSBC Securities (USA), Inc. issued 10/31/16 at 0.30% due 11/01/16	1,880,029	1,880,029
Credit Suisse Securities (USA), LLC issued 10/31/16 at 0.31% due 11/01/16	554,580	554,580
Total Securities Lending Collateral
(Cost $8,074,696)		8,074,696

Total Investments - 109.0%
(Cost $90,946,556)		$97,997,176
Other Assets & Liabilities, net - (9.0)%		(8,053,427)
Total Net Assets - 100.0%		$89,943,749

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$89,723,718	$—	$—	$89,723,718
Securities Lending Collateral	—	8,074,696	—	8,074,696
Short Term Investments	198,762	—	—	198,762
Total	$89,922,480	$8,074,696	$—	$97,997,176

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS	October 31, 2016
Guggenheim S&P SmallCap 600® Equal Weight ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Financial - 18.7%
Piper Jaffray Cos.*	1,274	$72,044
Virtus Investment Partners, Inc.	651	69,852
Texas Capital Bancshares, Inc.*	1,099	65,170
GEO Group, Inc.	2,701	64,716
S&T Bancorp, Inc.	2,016	63,282
LegacyTexas Financial Group, Inc.	1,847	63,186
First BanCorp*	12,205	62,612
Brookline Bancorp, Inc.	4,889	62,580
Tompkins Financial Corp.[1]	788	62,473
Provident Financial Services, Inc.	2,720	61,717
UMB Financial Corp.	983	60,995
Old National Bancorp	4,138	60,829
Enova International, Inc.*	6,470	60,818
ServisFirst Bancshares, Inc.[1]	1,123	60,799
City Holding Co.	1,163	60,790
Employers Holdings, Inc.	1,939	60,787
NBT Bancorp, Inc.[1]	1,803	60,779
Independent Bank Corp.	1,102	60,775
RE/MAX Holdings, Inc. — Class A	1,397	60,700
Greenhill & Company, Inc.	2,586	60,642
Evercore Partners, Inc. — Class A	1,125	60,469
Boston Private Financial Holdings, Inc.	4,594	60,411
Banner Corp.	1,337	60,352
United Community Banks, Inc.	2,783	60,029
Agree Realty Corp.	1,232	59,567
Northfield Bancorp, Inc.	3,621	59,565
Sterling Bancorp	3,309	59,562
Customers Bancorp, Inc.*	2,195	59,419
Northwest Bancshares, Inc.	3,759	59,167
Safety Insurance Group, Inc.	873	59,101
Horace Mann Educators Corp.	1,640	58,958
Columbia Banking System, Inc.	1,784	58,908
Maiden Holdings Ltd.	4,314	58,886
Ameris Bancorp	1,621	58,842
PS Business Parks, Inc.	535	58,738
Bank Mutual Corp.	7,520	58,656
Central Pacific Financial Corp.	2,280	58,436
Westamerica Bancorporation	1,179	58,431
OFG Bancorp	5,485	58,416
Southside Bancshares, Inc.	1,790	58,390
HFF, Inc. — Class A	2,192	58,373
American Equity Investment Life Holding Co.	3,255	58,362
Great Western Bancorp, Inc.	1,810	58,354
TrustCo Bank Corp. NY	8,318	58,226
Cardinal Financial Corp.	2,215	58,210
ProAssurance Corp.	1,092	58,204
World Acceptance Corp.*	1,221	58,022
Simmons First National Corp. — Class A	1,175	57,986
Navigators Group, Inc.	622	57,970
First Commonwealth Financial Corp.	5,701	57,922
PRA Group, Inc.*,1	1,810	57,739
First Financial Bankshares, Inc.[1]	1,593	57,667
Community Bank System, Inc.[1]	1,222	57,568
First Midwest Bancorp, Inc.	2,967	57,293
Stewart Information Services Corp.	1,274	57,266
Lexington Realty Trust	5,646	57,250
LTC Properties, Inc.	1,141	57,176
Oritani Financial Corp.	3,648	57,091
United Bankshares, Inc.[1]	1,513	57,040
Four Corners Property Trust, Inc.	2,833	56,887
Summit Hotel Properties, Inc.	4,376	56,845
DiamondRock Hospitality Co.	6,208	56,803
Urstadt Biddle Properties, Inc. — Class A	2,637	56,695
First Financial Bancorp	2,636	56,674
Getty Realty Corp.	2,493	56,666
Infinity Property & Casualty Corp.	690	56,546
Investment Technology Group, Inc.	3,692	56,525
CVB Financial Corp.	3,363	56,431
Capstead Mortgage Corp.	5,922	56,318
Universal Health Realty Income Trust	957	56,176
Wintrust Financial Corp.	1,041	56,162
Glacier Bancorp, Inc.	1,987	56,153
EastGroup Properties, Inc.	821	55,754
United Insurance Holdings Corp.[1]	3,835	55,608
Sabra Health Care REIT, Inc.	2,380	55,454
International. FCStone, Inc.*	1,538	55,214
CareTrust REIT, Inc.	3,912	55,081
WageWorks, Inc.*	934	55,059
Astoria Financial Corp.	3,745	54,789
Home BancShares, Inc.	2,546	54,764
Hanmi Financial Corp.	2,190	54,750
United Fire Group, Inc.	1,381	54,577
Saul Centers, Inc.	902	54,553
Franklin Street Properties Corp.	4,714	54,541
Interactive Brokers Group, Inc. — Class A1	1,641	54,465
Hope Bancorp, Inc.	3,369	54,376
CoreSite Realty Corp.	735	54,199
Acadia Realty Trust	1,607	54,139
Walker & Dunlop, Inc.*	2,246	54,061
Calamos Asset Management, Inc. — Class A	8,342	53,889
Forestar Group, Inc.*,1	4,893	53,823
American Assets Trust, Inc.	1,353	53,728
Selective Insurance Group, Inc.	1,453	53,688
AMERISAFE, Inc.	965	53,654
Retail Opportunity Investments Corp.	2,652	53,332
Dime Community Bancshares, Inc.	3,272	53,006
Pinnacle Financial Partners, Inc.	1,026	52,942
Financial Engines, Inc.[1]	1,898	52,480
Cedar Realty Trust, Inc.	7,679	51,987
Encore Capital Group, Inc.*,1	2,617	51,947
Chesapeake Lodging Trust	2,385	51,778
Kite Realty Group Trust	2,074	51,705
BofI Holding, Inc.*,1	2,715	50,580
Universal Insurance Holdings, Inc.[1]	2,363	50,332
HCI Group, Inc.	1,851	50,181
Government Properties Income Trust	2,528	48,386
Pennsylvania Real Estate Investment Trust	2,441	47,624

48 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
Guggenheim S&P SmallCap 600® Equal Weight ETF

	Shares	Value

RLI Corp.	847	$47,212
Parkway, Inc.*	2,382	42,924
eHealth, Inc.*	5,177	40,536
Banc of California, Inc.[1]	2,645	35,179
Opus Bank	1,654	33,163
First NBC Bank Holding Co.*,1	4,835	26,109
Total Financial		6,364,018

Consumer, Non-cyclical - 18.5%
Strayer Education, Inc.*	1,258	73,794
Capella Education Co.	1,007	73,612
Navigant Consulting, Inc.*	3,017	70,598
Cardtronics plc — Class A*	1,350	67,501
Viad Corp.	1,624	67,396
NutriSystem, Inc.	2,102	66,633
AMAG Pharmaceuticals, Inc.*,1	2,587	66,485
ICU Medical, Inc.*	475	66,168
Insperity, Inc.	872	65,573
Brink’s Co.	1,658	65,574
Medifast, Inc.	1,593	65,409
Career Education Corp.*	8,975	64,530
Almost Family, Inc.*	1,630	63,978
CDI Corp.	10,261	63,105
Select Medical Holdings Corp.*	4,844	62,972
MiMedx Group, Inc.*,1	6,993	62,307
Andersons, Inc.	1,622	61,717
Enanta Pharmaceuticals, Inc.*	2,622	61,670
Albany Molecular Research, Inc.*,1	3,931	61,284
J&J Snack Foods Corp.	492	60,098
Chemed Corp.	422	59,679
Healthways, Inc.*	2,397	59,446
Resources Connection, Inc.	3,993	59,296
Amphastar Pharmaceuticals, Inc.*	3,258	59,100
Depomed, Inc.*	2,641	59,053
ABM Industries, Inc.	1,503	58,737
Phibro Animal Health Corp. — Class A	2,245	58,258
Surgical Care Affiliates, Inc.*	1,361	58,237
BioTelemetry, Inc.*	3,289	58,215
Abaxis, Inc.	1,218	58,147
Landauer, Inc.	1,335	58,073
Seneca Foods Corp. — Class A*	1,975	58,065
Inter Parfums, Inc.	1,781	58,061
Kelly Services, Inc. — Class A	3,096	57,988
Emergent BioSolutions, Inc.*	2,170	57,982
Heidrick & Struggles International, Inc.	3,133	57,961
American Public Education, Inc.*	2,875	57,931
HealthEquity, Inc.*,1	1,740	57,820
Matthews International Corp. — Class A	962	57,624
ANI Pharmaceuticals, Inc.*,1	964	57,551
Team, Inc.*,1	1,871	57,533
Monster Worldwide, Inc.*,1	16,854	57,472
Healthcare Services Group, Inc.	1,553	57,414
Luminex Corp.*	2,750	57,282
CryoLife, Inc.	3,363	57,171
CONMED Corp.	1,423	56,920
Sanderson Farms, Inc.[1]	627	56,417
AngioDynamics, Inc.*	3,535	56,348
Momenta Pharmaceuticals, Inc.*	5,046	56,263
HMS Holdings Corp.*	2,668	56,215
Darling Ingredients, Inc.*	4,124	56,086
Anika Therapeutics, Inc.*	1,263	56,027
Green Dot Corp. — Class A*	2,511	55,744
Monro Muffler Brake, Inc.[1]	1,012	55,660
Natus Medical, Inc.*	1,414	55,641
LHC Group, Inc.*	1,621	55,552
Masimo Corp.*	1,007	55,385
Magellan Health, Inc.*	1,073	55,206
Vascular Solutions, Inc.*	1,208	55,085
Integra LifeSciences Holdings Corp.*	689	54,782
Universal Corp.	1,008	54,634
B&G Foods, Inc.	1,286	54,527
AMN Healthcare Services, Inc.*	1,661	54,481
Integer Holdings Corp.*	2,470	54,463
Kindred Healthcare, Inc.	5,505	54,225
Neogen Corp.*	1,029	54,218
Analogic Corp.[1]	661	54,103
Cantel Medical Corp.	756	53,850
Eagle Pharmaceuticals, Inc.*	963	53,812
On Assignment, Inc.*	1,562	53,748
WD-40 Co.	504	53,739
Inogen, Inc.*	1,000	53,670
Haemonetics Corp.*	1,602	53,523
SpartanNash Co.	1,911	53,508
Forrester Research, Inc.	1,433	53,379
Supernus Pharmaceuticals, Inc.*,1	2,671	52,886
CorVel Corp.*	1,530	52,862
Cross Country Healthcare, Inc.*	4,710	52,611
SUPERVALU, Inc.*	12,257	52,583
PharMerica Corp.*	2,208	52,550
Merit Medical Systems, Inc.*	2,394	52,548
Ensign Group, Inc.	2,820	52,085
US Physical Therapy, Inc.	913	51,950
Korn/Ferry International	2,547	51,933
Cambrex Corp.*	1,284	51,745
Surmodics, Inc.*	2,078	51,742
Medicines Co.*,1	1,567	51,633
Amedisys, Inc.*	1,193	51,609
Cynosure, Inc. — Class A*	1,209	51,564
Cal-Maine Foods, Inc.[1]	1,334	51,559
Repligen Corp.*	1,801	51,455
SciClone Pharmaceuticals, Inc.*	5,746	51,427
Zeltiq Aesthetics, Inc.*,1	1,553	51,404
Calavo Growers, Inc.	857	50,692
Ligand Pharmaceuticals, Inc. — Class B*,1	523	50,067
Meridian Bioscience, Inc.	3,043	50,057
Providence Service Corp.*	1,224	49,529
Air Methods Corp.*	1,828	48,351
Impax Laboratories, Inc.*	2,388	47,999
TrueBlue, Inc.*	2,709	47,408
Rent-A-Center, Inc.	4,660	47,019
Adeptus Health, Inc. — Class A*,1	1,557	46,897
RR Donnelley & Sons Co.	2,580	45,795
LendingTree, Inc.*,1	571	45,594

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
Guggenheim S&P SmallCap 600® Equal Weight ETF

	Shares	Value

Central Garden & Pet Co. — Class A*	1,912	$44,626
Invacare Corp.	4,851	44,387
Acorda Therapeutics, Inc.*,1	2,441	43,206
Diplomat Pharmacy, Inc.*,1	1,826	42,308
Lannett Company, Inc.*,1	1,906	41,741
Nektar Therapeutics*,1	3,108	38,539
Spectrum Pharmaceuticals, Inc.*,1	10,776	38,147
Quorum Health Corp.*	8,427	34,045
LSC Communications, Inc.*	1,384	33,548
Community Health Systems, Inc.*,1	4,924	25,999
Central Garden & Pet Co.*,1	570	13,862
Total Consumer, Non-cyclical		6,277,673

Consumer, Cyclical - 18.1%
Abercrombie & Fitch Co. — Class A1	5,271	77,009
iRobot Corp.*,1	1,483	75,188
DTS, Inc.	1,759	74,493
Zumiez, Inc.*,1	3,334	74,181
Winnebago Industries, Inc.	2,562	72,377
Scientific Games Corp. — Class A*,1	5,741	71,188
WCI Communities, Inc.*	3,017	69,843
Belmond Ltd. — Class A*	5,334	69,075
Marcus Corp.	2,507	66,436
Titan International, Inc.	6,420	65,420
American Axle & Manufacturing Holdings, Inc.*	3,601	64,530
Genesco, Inc.*	1,194	64,237
Big 5 Sporting Goods Corp.	4,111	63,721
Anixter International, Inc.*	967	63,580
Veritiv Corp.*	1,176	63,445
Unifi, Inc.*	2,179	62,646
Standard Motor Products, Inc.	1,280	62,592
Bob Evans Farms, Inc.[1]	1,505	62,035
MarineMax, Inc.*	3,099	61,825
Arctic Cat, Inc.[1]	4,106	61,549
Francesca’s Holdings Corp.*	3,797	61,018
Ruth’s Hospitality Group, Inc.	3,845	60,943
Movado Group, Inc.	2,756	60,770
Sonic Automotive, Inc. — Class A	3,392	60,717
SkyWest, Inc.	2,012	60,662
Fiesta Restaurant Group, Inc.*	2,296	60,614
Dorman Products, Inc.*,1	937	60,193
Lithia Motors, Inc. — Class A	696	59,703
Tile Shop Holdings, Inc.*	3,504	59,393
Papa John’s International, Inc.	783	59,077
Express, Inc.*	4,905	58,958
Fox Factory Holding Corp.*	2,715	58,916
Monarch Casino & Resort, Inc.*	2,487	58,818
Caleres, Inc.	2,351	58,799
Dave & Buster’s Entertainment, Inc.*	1,417	58,593
Group 1 Automotive, Inc.[1]	971	58,522
DineEquity, Inc.[1]	737	58,297
ScanSource, Inc.*	1,662	58,170
Hibbett Sports, Inc.*,1	1,489	57,848
Biglari Holdings, Inc.*	132	57,840
FirstCash, Inc.	1,225	57,820
Popeyes Louisiana Kitchen, Inc.*	1,079	57,597
EZCORP, Inc. — Class A*	5,886	57,389
Lumber Liquidators Holdings, Inc.*,1	3,700	57,387
PetMed Express, Inc.	2,884	57,305
Steven Madden Ltd.*	1,714	57,248
Core-Mark Holding Company, Inc.	1,614	57,055
G&K Services, Inc. — Class A	600	56,820
Chuy’s Holdings, Inc.*	1,997	56,715
Regis Corp.*	4,470	56,680
Iconix Brand Group, Inc.*,1	7,185	56,618
ILG, Inc.	3,438	56,314
Allegiant Travel Co. — Class A	408	56,263
Ruby Tuesday, Inc.*	18,885	56,088
Ollie’s Bargain Outlet Holdings, Inc.*,1	2,046	55,958
Stage Stores, Inc.	10,981	55,893
Ethan Allen Interiors, Inc.[1]	1,815	55,720
Universal Electronics, Inc.*	793	55,629
Tailored Brands, Inc.	3,520	55,616
Installed Building Products, Inc.*	1,680	55,524
Hawaiian Holdings, Inc.*	1,230	55,381
Children’s Place, Inc.	728	55,292
Asbury Automotive Group, Inc.*	1,083	55,179
UniFirst Corp.	450	55,125
Perry Ellis International, Inc.*	2,964	55,101
M/I Homes, Inc.*,1	2,555	54,958
Wolverine World Wide, Inc.	2,572	54,912
Kirkland’s, Inc.*	4,494	54,871
BJ’s Restaurants, Inc.*,1	1,518	54,800
Shoe Carnival, Inc.	2,155	54,672
Boyd Gaming Corp.*	3,047	54,419
Red Robin Gourmet Burgers, Inc.*	1,183	54,418
Motorcar Parts of America, Inc.*	2,072	54,369
Interface, Inc. — Class A	3,410	54,049
Cooper-Standard Holding, Inc.*	592	54,032
MDC Holdings, Inc.	2,277	53,988
Vitamin Shoppe, Inc.*	2,139	53,582
Cato Corp. — Class A	1,801	53,436
Gentherm, Inc.*	1,888	53,147
American Woodmark Corp.*	711	53,112
La-Z-Boy, Inc.	2,265	53,001
Cavco Industries, Inc.*	573	52,945
Haverty Furniture Companies, Inc.	2,982	52,931
Callaway Golf Co.	5,167	52,755
Five Below, Inc.*,1	1,402	52,687
Fred’s, Inc. — Class A	5,758	52,571
Oxford Industries, Inc.	834	52,308
Crocs, Inc.*	6,789	52,207
Barnes & Noble, Inc.	5,037	51,881
Meritage Homes Corp.*	1,670	51,687
Sonic Corp.	2,250	51,548
El Pollo Loco Holdings, Inc.*,1	4,222	51,508
Daktronics, Inc.	6,148	51,336
Barnes & Noble Education, Inc.*	5,490	51,112
Marriott Vacations Worldwide Corp.	801	50,928
G-III Apparel Group Ltd.*	1,923	50,229
Buckle, Inc.[1]	2,399	50,019
Wabash National Corp.*,1	4,372	49,185

50 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
Guggenheim S&P SmallCap 600® Equal Weight ETF

	Shares	Value

Mobile Mini, Inc.	1,934	$49,027
Finish Line, Inc. — Class A	2,477	48,772
Vera Bradley, Inc.*	3,624	48,453
Superior Industries International, Inc.	1,976	48,412
LGI Homes, Inc.*,1	1,619	48,181
Essendant, Inc.	3,022	46,388
Stein Mart, Inc.	7,608	45,800
Tuesday Morning Corp.*	9,173	45,406
Select Comfort Corp.*	2,330	44,713
Nautilus, Inc.*,1	2,465	43,384
Total Consumer, Cyclical		6,153,077

Industrial - 18.0%
Orion Group Holdings, Inc.*	9,777	78,998
II-VI, Inc.*	2,692	74,837
TTM Technologies, Inc.*	5,575	73,311
Olympic Steel, Inc.	3,048	70,378
John Bean Technologies Corp.	869	69,390
Saia, Inc.*	1,936	69,018
Exponent, Inc.	1,177	67,383
AAR Corp.	2,090	67,235
Littelfuse, Inc.	475	66,263
Vicor Corp.*	5,190	66,173
AAON, Inc.	2,157	64,602
Lindsay Corp.	823	64,441
Tetra Tech, Inc.	1,662	63,904
OSI Systems, Inc.*	904	63,399
Gibraltar Industries, Inc.*	1,617	62,900
Atlas Air Worldwide Holdings, Inc.*	1,503	62,901
TimkenSteel Corp.*,1	6,122	62,751
Applied Industrial Technologies, Inc.	1,232	62,586
Advanced Energy Industries, Inc.*	1,303	62,153
ArcBest Corp.	3,111	61,909
Sturm Ruger & Company, Inc.[1]	1,001	61,562
Benchmark Electronics, Inc.*	2,445	61,492
MYR Group, Inc.*	2,042	60,933
Matson, Inc.	1,518	60,629
Knight Transportation, Inc.	2,071	60,577
Harsco Corp.	6,194	60,393
Sanmina Corp.*	2,178	60,222
Moog, Inc. — Class A*	1,033	59,986
Comfort Systems USA, Inc.	2,073	59,806
KapStone Paper and Packaging Corp.	3,289	59,662
Alamo Group, Inc.	919	59,661
US Concrete, Inc.*,1	1,184	59,081
Bel Fuse, Inc. — Class B	2,477	59,076
Plexus Corp.*	1,288	59,003
Griffon Corp.	3,533	59,001
Aegion Corp. — Class A*	3,187	58,991
Coherent, Inc.*	565	58,828
Rofin-Sinar Technologies, Inc.*	1,805	58,753
Aerovironment, Inc.*	2,445	58,655
Actuant Corp. — Class A	2,626	58,560
Barnes Group, Inc.	1,466	58,405
Lydall, Inc.*	1,247	58,297
FARO Technologies, Inc.*	1,737	58,277
CTS Corp.	3,195	58,149
Tredegar Corp.	3,142	58,127
National Presto Industries, Inc.[1]	666	58,109
Itron, Inc.*	1,077	58,050
Astec Industries, Inc.	1,048	58,017
Aerojet Rocketdyne Holdings, Inc.*	3,292	57,939
Tennant Co.	920	57,914
Badger Meter, Inc.	1,799	57,838
Albany International Corp. — Class A	1,418	57,784
Briggs & Stratton Corp.	3,103	57,778
Kaman Corp.	1,313	57,326
ESCO Technologies, Inc.	1,286	57,291
Headwaters, Inc.*	3,482	57,105
SPX Corp.*	3,003	57,087
Franklin Electric Company, Inc.	1,565	57,044
EnPro Industries, Inc.	1,052	56,934
Rogers Corp.*	1,042	56,716
Heartland Express, Inc.[1]	3,061	56,322
Simpson Manufacturing Company, Inc.	1,312	56,154
CIRCOR International, Inc.	1,039	55,877
Brady Corp. — Class A	1,688	55,873
Hillenbrand, Inc.	1,840	55,844
Marten Transport Ltd.	2,712	55,596
US Ecology, Inc.	1,312	55,432
Multi-Color Corp.	853	55,381
Fabrinet*	1,457	55,308
Watts Water Technologies, Inc. — Class A	921	55,260
General Cable Corp.	3,947	55,258
Raven Industries, Inc.	2,562	54,955
Federal Signal Corp.	4,446	54,597
Drew Industries, Inc.	609	54,536
Trex Company, Inc.*	1,010	54,348
Park Electrochemical Corp.	3,512	54,190
Powell Industries, Inc.	1,529	54,111
Encore Wire Corp.	1,579	53,923
Electro Scientific Industries, Inc.*	10,390	53,820
Greenbrier Companies, Inc.[1]	1,708	53,802
Quanex Building Products Corp.	3,262	53,171
Chart Industries, Inc.*	1,914	53,094
Cubic Corp.	1,241	52,991
Roadrunner Transportation Systems, Inc.*	6,968	52,957
Forward Air Corp.	1,279	52,848
Patrick Industries, Inc.*	919	52,705
Methode Electronics, Inc.	1,689	52,697
TopBuild Corp.*	1,747	52,637
Haynes International, Inc.	1,634	52,566
Mueller Industries, Inc.	1,735	52,553
Myers Industries, Inc.	4,359	52,526
Apogee Enterprises, Inc.	1,285	52,364
Standex International Corp.	676	51,646
TASER International, Inc.*,1	2,302	51,519
PGT, Inc.*	5,204	50,999
Hub Group, Inc. — Class A*	1,398	50,957
SPX FLOW, Inc.*	1,992	49,979
Echo Global Logistics, Inc.*	2,339	49,587
Proto Labs, Inc.*,1	1,097	49,036
AZZ, Inc.	913	48,617

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
Guggenheim S&P SmallCap 600® Equal Weight ETF

	Shares	Value

Universal Forest Products, Inc.	565	$48,584
DXP Enterprises, Inc.*	2,203	48,003
Boise Cascade Co.*	2,336	44,968
Celadon Group, Inc.	6,829	44,389
Hornbeck Offshore Services, Inc.*,1	10,696	42,463
LSB Industries, Inc.*,1	5,695	30,127
Tidewater, Inc.[1]	17,255	29,851
Total Industrial		6,108,011

Technology - 9.1%
Mercury Systems, Inc.*	2,583	71,756
MicroStrategy, Inc. — Class A*	340	66,235
Super Micro Computer, Inc.*	2,749	65,151
Power Integrations, Inc.	1,007	64,901
Cabot Microelectronics Corp.	1,174	64,875
Tessera Technologies, Inc.	1,738	64,480
Veeco Instruments, Inc.*	2,954	64,102
Quality Systems, Inc.	4,951	63,818
Kulicke & Soffa Industries, Inc.*	4,796	63,499
LivePerson, Inc.*,1	7,433	63,181
MKS Instruments, Inc.	1,248	62,962
Tangoe, Inc.*	7,211	61,870
Brooks Automation, Inc.	4,702	61,267
Diodes, Inc.*	2,952	61,135
Qualys, Inc.*,1	1,639	61,053
Computer Programs & Systems, Inc.[1]	2,329	60,787
Rudolph Technologies, Inc.*	3,353	60,689
Take-Two Interactive Software, Inc.*	1,356	60,193
Cohu, Inc.	5,299	59,296
Nanometrics, Inc.*	2,831	59,140
Interactive Intelligence Group, Inc.*,1	966	58,395
TeleTech Holdings, Inc.	2,072	58,222
Exar Corp.*	6,442	58,107
MTS Systems Corp.	1,216	57,821
CEVA, Inc.*	1,914	57,516
Ebix, Inc.[1]	1,026	57,456
CACI International, Inc. — Class A*	586	57,340
Kopin Corp.*	27,219	56,888
Insight Enterprises, Inc.*	1,968	56,659
Bottomline Technologies de, Inc.*	2,496	56,634
ManTech International Corp. — Class A	1,456	56,536
DSP Group, Inc.*	5,121	55,819
Engility Holdings, Inc.*	1,923	55,248
Progress Software Corp.*	2,044	55,004
Cray, Inc.*	2,631	54,725
Monotype Imaging Holdings, Inc.	2,833	54,110
Rambus, Inc.*	4,426	53,953
Semtech Corp.*	2,220	53,724
Blackbaud, Inc.	873	53,602
SPS Commerce, Inc.*	858	53,522
Lumentum Holdings, Inc.*	1,592	53,491
Sykes Enterprises, Inc.*	1,997	53,400
Electronics for Imaging, Inc.*	1,243	52,865
Ultratech, Inc.*	2,458	52,331
Medidata Solutions, Inc.*,1	1,081	51,877
Synchronoss Technologies, Inc.*	1,410	51,761
Agilysys, Inc.*	5,353	51,656
CSG Systems International, Inc.	1,353	51,455
Omnicell, Inc.*	1,522	49,655
ExlService Holdings, Inc.*	1,121	49,358
Ciber, Inc.*	47,135	48,078
Digi International, Inc.*	5,135	46,985
Virtusa Corp.*	2,258	42,767
Donnelley Financial Solutions, Inc.*	1,904	40,841
Total Technology		3,078,191

Communications - 6.4%
Blucora, Inc.*	5,423	72,126
General Communication, Inc. — Class A*	4,436	70,266
Iridium Communications, Inc.*,1	8,354	68,085
Spok Holdings, Inc.	3,505	63,265
8x8, Inc.*	4,402	62,729
LogMeIn, Inc.	651	61,845
Harmonic, Inc.*,1	12,028	61,343
Stamps.com, Inc.*,1	627	61,164
ATN International, Inc.	891	60,267
Cogent Communications Holdings, Inc.	1,627	60,036
Lumos Networks Corp.*	4,217	59,924
HealthStream, Inc.*	2,221	59,900
Ixia*	4,981	59,523
Inteliquent, Inc.	3,533	59,319
Consolidated Communications Holdings, Inc.	2,476	59,251
NIC, Inc.	2,557	58,683
ePlus, Inc.*	638	58,409
XO Group, Inc.*	3,139	57,758
ADTRAN, Inc.	3,158	57,318
Blue Nile, Inc.[1]	1,640	57,285
Cincinnati Bell, Inc.*	2,898	56,946
Scholastic Corp.	1,488	56,916
Shutterstock, Inc.*,1	964	56,866
Viavi Solutions, Inc.*	7,699	54,817
Perficient, Inc.*	2,929	54,509
TiVo Corp.*	2,667	52,940
Liquidity Services, Inc.*	5,977	52,896
QuinStreet, Inc.*	18,005	52,215
NETGEAR, Inc.*	1,016	51,308
World Wrestling Entertainment, Inc. — Class A	2,880	50,918
FTD Companies, Inc.*	2,526	50,823
Harte-Hanks, Inc.	36,010	50,774
CalAmp Corp.*	3,850	49,742
Black Box Corp.	4,266	49,059
Comtech Telecommunications Corp.	4,547	47,289
EW Scripps Co. — Class A*,1	3,559	47,192
VASCO Data Security International, Inc.*	3,205	44,069
DHI Group, Inc.*	7,472	42,590
Gannett Company, Inc.[1]	5,072	39,409
Total Communications		2,189,774

Basic Materials - 5.0%
Chemours Co.	4,525	74,346
AK Steel Holding Corp.*,1	14,004	72,821
Century Aluminum Co.*	9,876	72,193

52 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
Guggenheim S&P SmallCap 600® Equal Weight ETF

	Shares	Value

Rayonier Advanced Materials, Inc.[1]	5,408	$69,925
Innophos Holdings, Inc.	1,455	66,697
Balchem Corp.	872	66,185
US Silica Holdings, Inc.[1]	1,424	65,775
Quaker Chemical Corp.	596	64,070
Koppers Holdings, Inc.*	1,918	62,815
Stillwater Mining Co.*	4,679	62,324
Calgon Carbon Corp.	3,894	61,525
A. Schulman, Inc.	2,138	61,468
Innospec, Inc.	1,016	61,214
Materion Corp.	2,003	60,691
Neenah Paper, Inc.	742	59,286
Stepan Co.	834	59,239
PH Glatfelter Co.	2,570	57,105
American Vanguard Corp.	3,721	56,559
Schweitzer-Mauduit International, Inc.	1,523	56,214
Aceto Corp.	3,065	56,181
Hawkins, Inc.	1,378	55,602
Ingevity Corp.*	1,338	55,393
HB Fuller Co.	1,245	52,377
Clearwater Paper Corp.*	955	50,711
Kaiser Aluminum Corp.	691	50,091
Deltic Timber Corp.	829	46,573
Intrepid Potash, Inc.*	43,591	45,335
Kraton Corp.*	1,715	43,955
AdvanSix, Inc.*	2,703	43,140
Total Basic Materials		1,709,810

Energy - 4.7%
Cloud Peak Energy, Inc.*	14,350	88,396
SunCoke Energy, Inc.	8,589	87,694
Helix Energy Solutions Group, Inc.*	8,258	72,010
Exterran Corp.*	4,068	64,315
Gulf Island Fabrication, Inc.	6,240	62,400
Geospace Technologies Corp.*,1	3,334	61,446
Green Plains, Inc.	2,333	60,658
Archrock, Inc.	5,144	59,670
Era Group, Inc.*	7,899	59,637
FutureFuel Corp.	5,324	58,351
Atwood Oceanics, Inc.[1]	7,599	57,980
Synergy Resources Corp.*,1	8,464	57,893
Unit Corp.*	3,298	56,495
Tesco Corp.	8,235	56,410
REX American Resources Corp.*	699	55,214
Matrix Service Co.*	3,107	54,994
Pioneer Energy Services Corp.*	15,460	54,883
PDC Energy, Inc.*	872	53,480
Newpark Resources, Inc.*	8,451	53,241
TETRA Technologies, Inc.*	9,536	51,971
Carrizo Oil & Gas, Inc.*,1	1,534	51,895
Bristow Group, Inc.[1]	5,144	51,491
SEACOR Holdings, Inc.*,1	994	49,014
Bill Barrett Corp.*,1	8,961	46,508
Contango Oil & Gas Co.*	5,844	45,759
Flotek Industries, Inc.*,1	3,700	43,586
Northern Oil and Gas, Inc.*,1	18,405	38,651
CARBO Ceramics, Inc.*	4,725	28,823
Total Energy		1,582,865

Utilities - 1.4%
ALLETE, Inc.	980	60,065
South Jersey Industries, Inc.	2,019	59,863
El Paso Electric Co.	1,295	59,829
American States Water Co.[1]	1,492	59,650
Avista Corp.	1,433	59,326
California Water Service Group	1,897	58,807
Northwest Natural Gas Co.	981	57,683
Spire, Inc.	915	57,462
Total Utilities		472,685

Total Common Stocks
(Cost $31,461,755)		33,936,104

RIGHT††† - 0.0%
Dyax Corp.[2]	339	—
Total Right
(Cost $—)		—

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[3]	39,124	39,124
Total Short Term Investments
(Cost $39,124)		39,124

	Face Amount

SECURITIES LENDING COLLATERAL††,4 - 9.4%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$741,469	741,469
BNP Paribas Securities Corp. issued 10/31/16 at 0.34% due 11/01/16	741,469	741,469
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/16 at 0.33% due 11/01/16	741,469	741,469
HSBC Securities (USA), Inc. issued 10/31/16 at 0.30% due 11/01/16	741,469	741,469
Credit Suisse Securities (USA), LLC issued 10/31/16 at 0.31% due 11/01/16	218,642	218,642
Total Securities Lending Collateral
(Cost $3,184,518)		3,184,518

Total Investments - 109.4%
(Cost $34,685,397)		$37,159,746
Other Assets & Liabilities, net - (9.4)%		(3,181,760)
Total Net Assets - 100.0%		$33,977,986

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
Guggenheim S&P SmallCap 600® Equal Weight ETF

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	This security was fair valued by the Valuation Committee at October 31, 2016.
[3]	Rate indicated is the 7 day yield as of October 31, 2016.
[4]	Securities lending collateral — See Note 5.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$33,936,104	$—	$—	$33,936,104
Right	—	—	—	—
Securities Lending Collateral	—	3,184,518	—	3,184,518
Short Term Investments	39,124	—	—	39,124
Total	$33,975,228	$3,184,518	$—	$37,159,746

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

54 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2016
Guggenheim S&P 100® Equal Weight ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Consumer, Non-cyclical - 23.4%
PayPal Holdings, Inc.*	689	$28,704
Mondelez International, Inc. — Class A	622	27,953
Altria Group, Inc.	421	27,836
UnitedHealth Group, Inc.	196	27,701
Kraft Heinz Co.	305	27,130
PepsiCo, Inc.	252	27,014
Danaher Corp.	340	26,707
Procter & Gamble Co.	304	26,387
Colgate-Palmolive Co.	369	26,332
Coca-Cola Co.	619	26,246
Philip Morris International, Inc.	268	25,846
Celgene Corp.*	251	25,647
Johnson & Johnson	221	25,634
Medtronic plc	308	25,262
Abbott Laboratories	638	25,035
Eli Lilly & Co.	335	24,736
Gilead Sciences, Inc.	335	24,666
Biogen, Inc.*	88	24,656
Merck & Company, Inc.	419	24,604
Bristol-Myers Squibb Co.	481	24,488
Pfizer, Inc.	768	24,353
Allergan plc*	111	23,192
AbbVie, Inc.	413	23,037
Amgen, Inc.	157	22,162
Total Consumer, Non-cyclical		615,328

Financial - 18.3%
Mastercard, Inc. — Class A	267	28,574
MetLife, Inc.	596	27,988
Morgan Stanley	829	27,830
Bank of New York Mellon Corp.	640	27,693
Goldman Sachs Group, Inc.	155	27,627
American International Group, Inc.	446	27,518
Bank of America Corp.	1,663	27,440
Citigroup, Inc.	555	27,278
JPMorgan Chase & Co.	393	27,219
Capital One Financial Corp.	365	27,025
U.S. Bancorp	603	26,990
American Express Co.	402	26,701
Visa, Inc. — Class A	322	26,568
Allstate Corp.	385	26,142
Berkshire Hathaway, Inc. — Class B*	179	25,830
Wells Fargo & Co.	537	24,707
BlackRock, Inc. — Class A	72	24,569
Simon Property Group, Inc.	125	23,245
Total Financial		480,944

Industrial - 13.0%
Boeing Co.	204	29,055
FedEx Corp.	163	28,414
Lockheed Martin Corp.	110	27,102
Caterpillar, Inc.	324	27,041
General Dynamics Corp.	175	26,380
Raytheon Co.	192	26,229
United Parcel Service, Inc. — Class B	243	26,186
Emerson Electric Co.	515	26,100
United Technologies Corp.	255	26,061
Honeywell International, Inc.	234	25,665
General Electric Co.	869	25,288
Union Pacific Corp.	282	24,867
3M Co.	149	24,630
Total Industrial		343,018

Consumer, Cyclical - 11.6%
General Motors Co.	859	27,145
Walgreens Boots Alliance, Inc.	316	26,142
Target Corp.	379	26,049
Wal-Mart Stores, Inc.	372	26,047
Costco Wholesale Corp.	174	25,729
McDonald’s Corp.	228	25,666
Starbucks Corp.	482	25,580
Home Depot, Inc.	205	25,013
Lowe’s Companies, Inc.	373	24,860
Ford Motor Co.	2,115	24,830
CVS Health Corp.	286	24,053
NIKE, Inc. — Class B	473	23,735
Total Consumer, Cyclical		304,849

Communications - 11.2%
Time Warner, Inc.	340	30,257
Priceline Group, Inc.*	19	28,010
Facebook, Inc. — Class A*	206	26,984
Amazon.com, Inc.*	34	26,854
Walt Disney Co.	283	26,231
Cisco Systems, Inc.	849	26,047
Comcast Corp. — Class A	402	24,852
Verizon Communications, Inc.	505	24,290
AT&T, Inc.	659	24,245
Twenty-First Century Fox, Inc. — Class A	810	21,279
Alphabet, Inc. — Class A*	17	13,768
Alphabet, Inc. — Class C*	17	13,337
Twenty-First Century Fox, Inc. — Class B	312	8,234
Total Communications		294,388

Technology - 8.3%
QUALCOMM, Inc.	433	29,756
Apple, Inc.	254	28,839
Microsoft Corp.	466	27,923
Texas Instruments, Inc.	393	27,843
Accenture plc — Class A	237	27,549
International Business Machines Corp.	168	25,820
Intel Corp.	739	25,769
Oracle Corp.	654	25,127
Total Technology		218,626

Energy - 7.0%
Halliburton Co.	624	28,704
ConocoPhillips	634	27,547
Chevron Corp.	259	27,130
Schlumberger Ltd.	338	26,442
Exxon Mobil Corp.	308	25,663

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
Guggenheim S&P 100® Equal Weight ETF

	Shares	Value

Occidental Petroleum Corp.	344	$25,081
Kinder Morgan, Inc.	1,184	24,189
Total Energy		184,756

Utilities - 4.1%
NextEra Energy, Inc.	217	27,775
Duke Energy Corp.	344	27,527
Exelon Corp.	784	26,711
Southern Co.	515	26,559
Total Utilities		108,572

Basic Materials - 2.9%
Dow Chemical Co.	490	26,366
EI du Pont de Nemours & Co.	383	26,347
Monsanto Co.	245	24,689
Total Basic Materials		77,402

Total Common Stocks
(Cost $2,617,661)		2,627,883

Total Investments - 99.8%
(Cost $2,617,661)		$2,627,883
Other Assets & Liabilities, net - 0.2%		4,315
Total Net Assets - 100.0%		$2,632,198

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc -— Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$2,627,883	$—	$—	$2,627,883

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

56 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2016
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Retail - 40.9%
The Gap, Inc.[1]	35,788	$987,392
Tiffany & Co.[1]	12,422	912,023
Signet Jewelers Ltd.[1]	10,866	882,971
Best Buy Company, Inc.[1]	22,664	881,856
Darden Restaurants, Inc.	13,598	881,015
Nordstrom, Inc.[1]	16,814	874,328
Foot Locker, Inc.	12,937	863,803
Ross Stores, Inc.	13,748	859,800
Macy’s, Inc.	23,552	859,413
AutoZone, Inc.*	1,157	858,679
Kohl’s Corp.[1]	19,483	852,381
Ulta Salon Cosmetics & Fragrance, Inc.*	3,500	851,690
L Brands, Inc.	11,699	844,551
PVH Corp.	7,799	834,337
Target Corp.	12,111	832,389
Yum! Brands, Inc.	9,608	828,978
TJX Companies, Inc.	11,178	824,378
McDonald’s Corp.	7,293	820,973
Coach, Inc.	22,838	819,656
Dollar General Corp.	11,839	817,957
Starbucks Corp.	15,375	815,951
Home Depot, Inc.	6,541	798,067
O’Reilly Automotive, Inc.*	3,003	794,113
Genuine Parts Co.	8,615	780,433
AutoNation, Inc.*	17,719	777,333
Bed Bath & Beyond, Inc.	19,219	776,832
Lowe’s Companies, Inc.	11,643	776,006
Urban Outfitters, Inc.*	23,161	774,735
Dollar Tree, Inc.*	10,237	773,405
Advance Auto Parts, Inc.	5,463	765,257
Tractor Supply Co.	12,213	764,900
CarMax, Inc.*,1	15,130	755,592
Staples, Inc.	98,079	725,785
Chipotle Mexican Grill, Inc. — Class A*,1	1,959	706,729
Total Retail		27,973,708

Media - 13.7%
Time Warner, Inc.	10,851	965,631
CBS Corp. — Class B	16,098	911,469
Scripps Networks Interactive, Inc. — Class A1	13,515	869,825
Viacom, Inc. — Class B	22,488	844,650
Walt Disney Co.	9,042	838,103
Comcast Corp. — Class A	12,834	793,398
Charter Communications, Inc. — Class A*	3,164	790,652
TEGNA, Inc.	39,566	776,285
Twenty-First Century Fox, Inc. — Class A	25,275	663,974
News Corp. — Class A	48,437	587,056
Discovery Communications, Inc. — Class C*	20,815	522,665
Discovery Communications, Inc. — Class A*,1	13,969	364,731
Twenty-First Century Fox, Inc. — Class B	9,946	262,475
News Corp. — Class B	13,720	170,128
Total Media		9,361,042

Apparel - 6.9%
Michael Kors Holdings Ltd.*	17,508	889,055
Hanesbrands, Inc.	32,515	835,636
Ralph Lauren Corp. — Class A	8,295	813,740
VF Corp.	14,301	775,257
NIKE, Inc. — Class B	15,103	757,869
Under Armour, Inc. — Class A*,1	11,519	358,241
Under Armour, Inc. — Class C*	11,578	299,407
Total Apparel		4,729,205

Internet - 6.8%
Netflix, Inc.*	8,659	1,081,249
Expedia, Inc.	7,521	971,938
TripAdvisor, Inc.*	13,539	872,995
Priceline Group, Inc.*	591	871,270
Amazon.com, Inc.*	1,099	868,012
Total Internet		4,665,464

Leisure Time - 4.2%
Royal Caribbean Cruises Ltd.[1]	12,665	973,559
Harley-Davidson, Inc.[1]	16,524	942,198
Carnival Corp.	18,833	924,700
Total Leisure Time		2,840,457

Lodging - 3.7%
Marriott International, Inc. — Class A	12,442	854,765
Wyndham Worldwide Corp.	12,495	822,671
Wynn Resorts Ltd.[1]	8,491	802,824
Total Lodging		2,480,260

Auto Parts & Equipment - 3.6%
BorgWarner, Inc.[1]	24,477	877,256
Goodyear Tire & Rubber Co.	27,615	801,663
Delphi Automotive plc	12,287	799,515
Adient plc*	1	32
Total Auto Parts & Equipment		2,478,466

Home Furnishings - 3.4%
Harman International Industries, Inc.	10,325	823,006
Leggett & Platt, Inc.	16,912	775,923
Whirlpool Corp.	5,012	750,898
Total Home Furnishings		2,349,827

Home Builders - 3.4%
DR Horton, Inc.	27,652	797,208
PulteGroup, Inc.	41,699	775,601
Lennar Corp. — Class A	18,496	771,098
Total Home Builders		2,343,907

Toys, Games & Hobbies - 2.5%
Hasbro, Inc.	10,454	871,968
Mattel, Inc.	26,336	830,374
Total Toys, Games & Hobbies		1,702,342

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF

	Shares	Value

Auto Manufacturers - 2.4%
General Motors Co.	27,416	$866,346
Ford Motor Co.	67,499	792,438
Total Auto Manufacturers		1,658,784

Advertising - 2.4%
Interpublic Group of Companies, Inc.	37,339	836,020
Omnicom Group, Inc.	9,978	796,444
Total Advertising		1,632,464

Commercial Services - 1.3%
H&R Block, Inc.	38,087	874,858

Electronics - 1.3%
Garmin Ltd.[1]	17,615	851,861

Housewares - 1.2%
Newell Brands, Inc.	16,580	796,172

Distribution & Wholesale - 1.1%
LKQ Corp.*	23,937	772,686

Textiles - 1.1%
Mohawk Industries, Inc.*	4,106	756,736

Total Common Stocks
(Cost $80,260,685)		68,268,239

SHORT TERM INVESTMENTS† - 0.3%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	190,489	190,489
Total Short Term Investments
(Cost $190,489)		190,489

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 10.6%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$1,685,250	1,685,250
BNP Paribas Securities Corp. issued 10/31/16 at 0.34% due 11/01/16	1,685,250	1,685,250
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/16 at 0.33% due 11/01/16	1,685,250	1,685,250
HSBC Securities (USA), Inc. issued 10/31/16 at 0.30% due 11/01/16	1,685,250	1,685,250
Credit Suisse Securities (USA), LLC issued 10/31/16 at 0.31% due 11/01/16	497,797	497,797
Total Securities Lending Collateral
(Cost $7,238,797)		7,238,797

Total Investments - 110.8%
(Cost $87,689,971)		$75,697,525
Other Assets & Liabilities, net - (10.8)%		(7,374,288)
Total Net Assets - 100.0%		$68,323,237

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$68,268,239	$—	$—	$68,268,239
Securities Lending Collateral	—	7,238,797	—	7,238,797
Short Term Investments	190,489	—	—	190,489
Total	$68,458,728	$7,238,797	$—	$75,697,525

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

58 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2016
Guggenheim S&P 500® Equal Weight Consumer Staples ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Food - 37.8%
ConAgra Foods, Inc.	378,386	$18,230,637
Hormel Foods Corp.[1]	455,191	17,524,854
Mondelez International, Inc. — Class A	389,439	17,501,389
Hershey Co.	170,425	17,461,745
Kraft Heinz Co.	190,656	16,958,851
McCormick & Company, Inc.	170,425	16,338,645
Whole Foods Market, Inc.[1]	573,129	16,213,820
Campbell Soup Co.	298,289	16,209,024
Kroger Co.	520,194	16,115,610
Tyson Foods, Inc. — Class A	226,837	16,071,401
Kellogg Co.	212,520	15,966,628
Sysco Corp.	329,145	15,838,457
JM Smucker Co.	120,586	15,834,148
General Mills, Inc.	251,976	15,617,472
Total Food		231,882,681

Beverages - 18.9%
PepsiCo, Inc.	157,533	16,887,538
Constellation Brands, Inc. — Class A	100,961	16,872,602
Molson Coors Brewing Co. — Class B	161,745	16,790,748
Brown-Forman Corp. — Class B1	359,617	16,603,517
Coca-Cola Co.	387,772	16,441,533
Monster Beverage Corp.*	111,086	16,034,153
Dr Pepper Snapple Group, Inc.	182,443	16,016,671
Total Beverages		115,646,762

Agriculture - 11.3%
Reynolds American, Inc.	347,637	19,147,846
Altria Group, Inc.	257,889	17,051,621
Archer-Daniels-Midland Co.	390,089	16,996,178
Philip Morris International, Inc.	168,042	16,205,970
Total Agriculture		69,401,615

Cosmetics & Personal Care - 11.0%
Coty, Inc. — Class A*	797,809	18,341,629
Colgate-Palmolive Co.	231,316	16,506,710
Procter & Gamble Co.	190,068	16,497,902
Estee Lauder Companies, Inc. — Class A	187,222	16,312,653
Total Cosmetics & Personal Care		67,658,894

Retail - 10.4%
Walgreens Boots Alliance, Inc.	197,676	16,353,736
Wal-Mart Stores, Inc.	233,162	16,326,003
Costco Wholesale Corp.	108,767	16,083,376
CVS Health Corp.	179,104	15,062,646
Total Retail		63,825,761

Household Products & Housewares - 7.8%
Church & Dwight Company, Inc.	345,880	16,692,169
Clorox Co.	133,378	16,008,027
Kimberly-Clark Corp.	133,307	15,251,654
Total Household Products & Housewares		47,951,850

Pharmaceuticals - 2.6%
Mead Johnson Nutrition Co. — Class A	211,280	15,797,406

Total Common Stocks
(Cost $609,980,259)		612,164,969

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	1,002,162	1,002,162
Total Short Term Investments
(Cost $1,002,162)		1,002,162

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 0.0%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$243,818	243,818
Total Securities Lending Collateral
(Cost $243,818)		243,818

Total Investments - 100.0%
(Cost $611,226,239)		$613,410,949
Other Assets & Liabilities, net - 0.0%		249,655
Total Net Assets - 100.0%		$613,660,604

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.
See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
Guggenheim S&P 500® Equal Weight Consumer Staples ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$612,164,969	$—	$—	$612,164,969
Securities Lending Collateral	—	243,818	—	243,818
Short Term Investments	1,002,162	—	—	1,002,162
Total	$613,167,131	$243,818	$—	$613,410,949

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

60 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2016
Guggenheim S&P 500® Equal Weight Energy ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Oil & Gas - 73.4%
Valero Energy Corp.	103,958	$6,158,471
Tesoro Corp.	72,143	6,129,991
Helmerich & Payne, Inc.	95,429	6,022,524
Phillips 66	73,331	5,950,811
Chevron Corp.	56,379	5,905,699
Marathon Petroleum Corp.	135,168	5,891,973
Anadarko Petroleum Corp.	98,832	5,874,573
ConocoPhillips	135,135	5,871,616
Apache Corp.	96,119	5,717,158
Pioneer Natural Resources Co.	31,613	5,659,359
Cimarex Energy Co.	43,712	5,644,531
Transocean Ltd.*,1	580,824	5,581,719
EOG Resources, Inc.	61,624	5,572,042
Concho Resources, Inc.*,1	43,761	5,555,021
Hess Corp.	114,374	5,486,521
Exxon Mobil Corp.	65,746	5,477,957
Occidental Petroleum Corp.	75,015	5,469,344
Noble Energy, Inc.	158,246	5,454,740
Murphy Oil Corp.[1]	204,350	5,286,535
Newfield Exploration Co.*	128,217	5,204,328
Equities Corp.	78,707	5,194,662
Devon Energy Corp.	131,676	4,989,204
Marathon Oil Corp.	364,359	4,802,252
Cabot Oil & Gas Corp. — Class A	219,089	4,574,578
Range Resources Corp.	135,168	4,567,327
Chesapeake Energy Corp.*,1	749,281	4,128,538
Southwestern Energy Co.*	387,875	4,030,021
Total Oil & Gas		146,201,495

Oil & Gas Services - 15.4%
FMC Technologies, Inc.*	205,303	6,625,128
Baker Hughes, Inc.	116,189	6,436,871
Halliburton Co.	136,101	6,260,646
Schlumberger Ltd.	73,613	5,758,745
National Oilwell Varco, Inc.	172,231	5,528,615
Total Oil & Gas Services		30,610,005

Pipelines - 11.1%
ONEOK, Inc.	116,974	5,665,051
Spectra Energy Corp.	133,399	5,577,412
Williams Companies, Inc.	190,061	5,549,781
Kinder Morgan, Inc.	258,113	5,273,249
Total Pipelines		22,065,493

Total Common Stocks
(Cost $206,020,697)		198,876,993

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	182,621	182,621
Total Short Term Investments
(Cost $182,621)		182,621

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 5.1%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$2,391,907	2,391,907
BNP Paribas Securities Corp. issued 10/31/16 at 0.34% due 11/01/16	2,391,907	2,391,907
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/16 at 0.33% due 11/01/16	2,391,907	2,391,907
HSBC Securities (USA), Inc. issued 10/31/16 at 0.30% due 11/01/16	2,391,907	2,391,907
Credit Suisse Securities (USA), LLC issued 10/31/16 at 0.31% due 11/01/16	704,958	704,958
Total Securities Lending Collateral
(Cost $10,272,586)		10,272,586

Total Investments - 105.1%
(Cost $216,475,904)		$209,332,200
Other Assets & Liabilities, net - (5.1)%		(10,168,542)
Total Net Assets - 100.0%		$199,163,658

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
Guggenheim S&P 500® Equal Weight Energy ETF

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.
See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$198,876,993	$—	$—	$198,876,993
Securities Lending Collateral	—	10,272,586	—	10,272,586
Short Term Investments	182,621	—	—	182,621
Total	$199,059,614	$10,272,586	$—	$209,332,200

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

62 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2016
Guggenheim S&P 500® Equal Weight Financials ETF

	Shares	Value

COMMON STOCKS† - 99.6%

Banks - 35.8%
KeyCorp	144,111	$2,034,846
Comerica, Inc.	38,242	1,992,026
Fifth Third Bancorp	88,652	1,929,068
Regions Financial Corp.	179,736	1,924,973
Huntington Bancshares, Inc.	179,189	1,899,403
PNC Financial Services Group, Inc.	19,649	1,878,444
Morgan Stanley	55,930	1,877,571
Citizens Financial Group, Inc.	71,212	1,875,723
Bank of New York Mellon Corp.	43,166	1,867,793
Goldman Sachs Group, Inc.	10,479	1,867,777
Zions Bancorporation	57,795	1,861,577
Northern Trust Corp.	25,625	1,855,763
Bank of America Corp.	112,248	1,852,092
M&T Bank Corp.	15,090	1,851,996
SunTrust Banks, Inc.	40,718	1,841,675
Citigroup, Inc.	37,455	1,840,913
JPMorgan Chase & Co.	26,509	1,836,013
Capital One Financial Corp.	24,660	1,825,826
U.S. Bancorp	40,701	1,821,777
BB&T Corp.	46,252	1,813,078
State Street Corp.	25,348	1,779,683
Wells Fargo & Co.	36,262	1,668,415
Total Banks		40,996,432

Insurance - 34.2%
Principal Financial Group, Inc.	36,527	1,994,375
Hartford Financial Services Group, Inc.	43,039	1,898,449
Prudential Financial, Inc.	22,314	1,892,004
MetLife, Inc.	40,235	1,889,436
American International Group, Inc.	30,115	1,858,096
Lincoln National Corp.	37,615	1,846,520
Loews Corp.	42,872	1,844,782
Willis Towers Watson plc	14,476	1,822,529
Chubb Ltd.	14,216	1,805,432
Aon plc	16,218	1,797,441
XL Group Ltd.	51,525	1,787,918
Progressive Corp.	56,555	1,782,048
Unum Group	50,121	1,774,283
Allstate Corp.	25,998	1,765,264
Torchmark Corp.	27,448	1,740,478
Berkshire Hathaway, Inc. — Class B*	12,050	1,738,815
Arthur J Gallagher & Co.	35,934	1,733,097
Marsh & McLennan Companies, Inc.	26,773	1,697,140
Aflac, Inc.	24,401	1,680,497
Travelers Companies, Inc.	15,439	1,670,191
Cincinnati Financial Corp.	23,401	1,656,323
Assurant, Inc.	19,801	1,594,377
Total Insurance		39,269,495

Diversified Financial Services - 23.5%
Synchrony Financial	65,607	1,875,704
E*TRADE Financial Corp.*	66,546	1,873,935
Charles Schwab Corp.	57,645	1,827,347
American Express Co.	27,129	1,801,908
Discover Financial Services	30,076	1,694,181
Intercontinental Exchange, Inc.	6,259	1,692,370
T. Rowe Price Group, Inc.	26,180	1,675,782
Franklin Resources, Inc.	49,656	1,671,421
CME Group, Inc. — Class A	16,659	1,667,566
BlackRock, Inc. — Class A	4,877	1,664,227
Nasdaq, Inc.	25,614	1,638,528
Affiliated Managers Group, Inc.*	12,269	1,627,606
Invesco Ltd.	57,399	1,612,338
Navient Corp.	124,161	1,586,778
Ameriprise Financial, Inc.	17,771	1,570,779
Legg Mason, Inc.	51,645	1,483,244
Total Diversified Financial Services		26,963,714

Commercial Services - 3.0%
S&P Global, Inc.	14,454	1,761,220
Moody’s Corp.	16,571	1,665,717
Total Commercial Services		3,426,937

Savings & Loans - 1.6%
People’s United Financial, Inc.	109,876	1,784,386

Holding Companies-Diversified - 1.5%
Leucadia National Corp.	93,088	1,737,953

Total Common Stocks
(Cost $116,422,522)		114,178,917

SHORT TERM INVESTMENTS† - 0.4%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[1]	410,910	410,910
Total Short Term Investments
(Cost $410,910)		410,910

Total Investments - 100.0%
(Cost $116,833,432)		$114,589,827
Other Assets & Liabilities, net - 0.0%		59,672
Total Net Assets - 100.0%		$114,649,499

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
Guggenheim S&P 500® Equal Weight Financials ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$114,178,917	$—	$—	$114,178,917
Short Term Investments	410,910	—	—	410,910
Total	$114,589,827	$—	$—	$114,589,827

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

64 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2016
Guggenheim S&P 500® Equal Weight Health Care ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Healthcare-Products - 33.2%
Baxter International, Inc.	188,934	$8,991,369
Stryker Corp.	77,064	8,889,332
Thermo Fisher Scientific, Inc.	59,289	8,717,262
Danaher Corp.	110,609	8,688,337
CR Bard, Inc.	39,891	8,643,582
Cooper Companies, Inc.	48,470	8,532,659
St. Jude Medical, Inc.	109,160	8,497,014
Intuitive Surgical, Inc.*	12,596	8,465,520
Becton Dickinson and Co.	49,816	8,364,605
DENTSPLY SIRONA, Inc.	144,319	8,308,445
Hologic, Inc.*	229,255	8,255,473
Varian Medical Systems, Inc.*	90,985	8,255,069
Medtronic plc	100,377	8,232,922
Abbott Laboratories	207,731	8,151,364
Patterson Companies, Inc.[1]	189,228	8,081,928
Henry Schein, Inc.*,1	53,624	8,000,701
Boston Scientific Corp.*	362,363	7,971,986
Zimmer Biomet Holdings, Inc.	67,991	7,166,251
Edwards Lifesciences Corp.*	74,338	7,078,464
Total Healthcare-Products		157,292,283

Pharmaceuticals - 25.8%
Johnson & Johnson	72,055	8,357,658
Zoetis, Inc.	169,063	8,081,211
Express Scripts Holding Co.*	119,767	8,072,296
Eli Lilly & Co.	108,883	8,039,921
Merck & Company, Inc.	136,328	8,005,180
Perrigo Company plc	96,032	7,988,902
Endo International plc*	425,213	7,972,744
Pfizer, Inc.	249,829	7,922,078
Mylan N.V.*	213,563	7,795,050
Bristol-Myers Squibb Co.	153,055	7,792,030
Allergan plc*	36,036	7,529,362
AbbVie, Inc.	134,454	7,499,844
Cardinal Health, Inc.	108,095	7,425,046
AmerisourceBergen Corp. — Class A	99,857	7,021,944
Mallinckrodt plc*	116,589	6,909,064
McKesson Corp.	48,376	6,151,976
Total Pharmaceuticals		122,564,306

Healthcare-Services - 19.1%
UnitedHealth Group, Inc.	63,753	9,010,212
HCA Holdings, Inc.*	112,180	8,585,136
Quest Diagnostics, Inc.	105,276	8,573,677
Universal Health Services, Inc. — Class B	70,926	8,561,477
Humana, Inc.	48,265	8,278,895
Anthem, Inc.	67,135	8,181,071
Centene Corp.*	127,434	7,962,076
Aetna, Inc.	73,725	7,914,379
Laboratory Corporation of America Holdings*	63,093	7,908,077
Cigna Corp.	66,322	7,881,043
DaVita, Inc.*	133,840	7,845,701
Total Healthcare-Services		90,701,744

Biotechnology - 13.1%
Alexion Pharmaceuticals, Inc.*	68,196	8,899,578
Celgene Corp.*	81,545	8,332,268
Biogen, Inc.*	28,769	8,060,498
Gilead Sciences, Inc.	109,148	8,036,567
Regeneron Pharmaceuticals, Inc.*,1	22,158	7,644,953
Amgen, Inc.	51,149	7,220,193
Illumina, Inc.*	51,677	7,035,307
Vertex Pharmaceuticals, Inc.*	90,938	6,898,557
Total Biotechnology		62,127,921

Electronics - 7.0%
Mettler-Toledo International, Inc.*	21,911	8,853,797
Agilent Technologies, Inc.	189,820	8,270,457
PerkinElmer, Inc.	161,498	8,218,634
Waters Corp.*	56,367	7,842,904
Total Electronics		33,185,792

Software - 1.7%
Cerner Corp.*,1	136,920	8,020,774

Total Common Stocks
(Cost $511,388,780)		473,892,820

SHORT TERM INVESTMENTS† - 0.9%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	4,471,316	4,471,316
Total Short Term Investments
(Cost $4,471,316)		4,471,316

Total Investments - 100.8%
(Cost $515,860,096)		$478,364,136
Other Assets & Liabilities, net - (0.8)%		(3,870,371)
Total Net Assets - 100.0%		$474,493,765

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
Guggenheim S&P 500® Equal Weight Health Care ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$473,892,820	$—	$—	$473,892,820
Short Term Investments	4,471,316	—	—	4,471,316
Total	$478,364,136	$—	$—	$478,364,136

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

66 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2016
Guggenheim S&P 500® Equal Weight Industrials ETF

	Shares	Value

COMMON STOCKS† - 99.7%

Transportation - 14.9%
CSX Corp.	66,672	$2,034,163
FedEx Corp.	11,559	2,014,965
Ryder System, Inc.[1]	28,629	1,986,566
J.B. Hunt Transport Services, Inc.	23,885	1,949,255
Norfolk Southern Corp.	20,484	1,905,012
Expeditors International of Washington, Inc.	36,770	1,892,552
United Parcel Service, Inc. — Class B	17,277	1,861,770
CH Robinson Worldwide, Inc.[1]	26,987	1,838,354
Union Pacific Corp.	20,054	1,768,362
Kansas City Southern	19,961	1,751,777
Total Transportation		19,002,776

Aerospace & Defense - 13.4%
Boeing Co.	14,467	2,060,536
Northrop Grumman Corp.	8,886	2,034,894
Rockwell Collins, Inc.	22,857	1,927,302
Lockheed Martin Corp.	7,814	1,925,213
General Dynamics Corp.	12,404	1,869,779
Raytheon Co.	13,664	1,866,639
United Technologies Corp.	18,109	1,850,740
TransDigm Group, Inc.	6,560	1,787,338
L-3 Communications Holdings, Inc.	12,648	1,732,017
Total Aerospace & Defense		17,054,458

Miscellaneous Manufacturing - 13.0%
Ingersoll-Rand plc	29,467	1,982,835
Parker-Hannifin Corp.	15,395	1,889,736
Textron, Inc.	46,684	1,871,095
Eaton Corporation plc	29,250	1,865,273
Illinois Tool Works, Inc.	16,060	1,823,934
Dover Corp.	26,930	1,801,348
General Electric Co.	61,755	1,797,071
3M Co.	10,587	1,750,031
Pentair plc[1]	31,048	1,711,676
Total Miscellaneous Manufacturing		16,492,999

Commercial Services - 10.0%
Quanta Services, Inc.*	73,438	2,111,344
Robert Half International, Inc.	49,851	1,865,424
Verisk Analytics, Inc. — Class A*	22,687	1,850,125
United Rentals, Inc.*	23,870	1,806,004
Equifax, Inc.	14,184	1,758,390
Cintas Corp.	16,338	1,742,774
Nielsen Holdings plc	35,759	1,609,870
Total Commercial Services		12,743,931

Machinery-Diversified - 9.0%
Cummins, Inc.	15,918	2,034,639
Deere & Co.	22,613	1,996,728
Rockwell Automation, Inc.	16,528	1,978,732
Xylem, Inc.	38,221	1,847,221
Roper Technologies, Inc.	10,562	1,830,500
Flowserve Corp.[1]	40,212	1,702,978
Total Machinery-Diversified		11,390,798

Airlines - 7.8%
Delta Air Lines, Inc.	49,257	2,057,465
Southwest Airlines Co.	49,797	1,994,370
United Continental Holdings, Inc.*	35,452	1,993,466
American Airlines Group, Inc.	48,309	1,961,345
Alaska Air Group, Inc.[1]	27,004	1,950,229
Total Airlines		9,956,875

Electronics - 5.9%
Johnson Controls International plc	48,573	1,958,463
Fortive Corp.	36,785	1,877,874
Honeywell International, Inc.	16,694	1,830,998
Allegion plc	27,823	1,776,220
Total Electronics		7,443,555

Environmental Control - 4.5%
Republic Services, Inc. — Class A	37,549	1,976,204
Waste Management, Inc.	29,632	1,945,637
Stericycle, Inc.*,1	22,658	1,814,679
Total Environmental Control		5,736,520

Electrical Components & Equipment - 4.0%
Emerson Electric Co.	36,560	1,852,860
AMETEK, Inc.	38,916	1,716,196
Acuity Brands, Inc.[1]	7,114	1,590,477
Total Electrical Components & Equipment		5,159,533

Engineering & Construction - 3.0%
Fluor Corp.	37,641	1,956,956
Jacobs Engineering Group, Inc.*	37,078	1,912,483
Total Engineering & Construction		3,869,439

Hand & Machine Tools - 2.9%
Snap-on, Inc.	12,604	1,942,276
Stanley Black & Decker, Inc.	15,533	1,768,277
Total Hand & Machine Tools		3,710,553

Distribution & Wholesale - 2.8%
Fastenal Co.	45,833	1,786,570
WW Grainger, Inc.[1]	8,359	1,739,675
Total Distribution & Wholesale		3,526,245

Building Materials - 2.8%
Fortune Brands Home & Security, Inc.	31,667	1,729,968
Masco Corp.	55,906	1,726,377
Total Building Materials		3,456,345

Machinery-Construction & Mining - 1.5%
Caterpillar, Inc.[1]	23,017	1,920,999

Office & Business Equipment - 1.4%
Pitney Bowes, Inc.	104,582	1,865,743

Auto Manufacturers - 1.4%
PACCAR, Inc.	33,139	1,819,994

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
Guggenheim S&P 500® Equal Weight Industrials ETF

	Shares	Value

Software - 1.4%
Dun & Bradstreet Corp.	13,987	$1,746,277

Total Common Stocks
(Cost $129,420,069)		126,897,040

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	202,090	202,090
Total Short Term Investments
(Cost $202,090)		202,090

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 2.0%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$597,654	597,654
BNP Paribas Securities Corp. issued 10/31/16 at 0.34% due 11/01/16	597,654	597,654
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/16 at 0.33% due 11/01/16	597,654	597,654
HSBC Securities (USA), Inc. issued 10/31/16 at 0.30% due 11/01/16	597,654	597,654
Credit Suisse Securities (USA), LLC issued 10/31/16 at 0.31% due 11/01/16	176,231	176,231
Total Securities Lending Collateral
(Cost $2,566,847)		2,566,847

Total Investments - 101.9%
(Cost $132,189,006)		$129,665,977
Other Assets & Liabilities, net - (1.9)%		(2,378,086)
Total Net Assets - 100.0%		$127,287,891

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$126,897,040	$—	$—	$126,897,040
Securities Lending Collateral	—	2,566,847	—	2,566,847
Short Term Investments	202,090	—	—	202,090
Total	$127,099,130	$2,566,847	$—	$129,665,977

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

68 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2016
Guggenheim S&P 500® Equal Weight Materials ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Chemicals - 51.2%
Eastman Chemical Co.	48,393	$3,479,940
Albemarle Corp.	40,751	3,404,746
FMC Corp.	69,790	3,272,453
LyondellBasell Industries N.V. — Class A	41,092	3,268,869
Dow Chemical Co.	58,617	3,154,181
EI du Pont de Nemours & Co.	45,746	3,146,867
Praxair, Inc.	26,665	3,121,405
International Flavors & Fragrances, Inc.	23,234	3,038,543
Air Products & Chemicals, Inc.	22,709	3,029,835
CF Industries Holdings, Inc.	125,226	3,006,677
Monsanto Co.	29,317	2,954,274
PPG Industries, Inc.	31,037	2,890,476
Sherwin-Williams Co.	11,408	2,793,363
Mosaic Co.[1]	115,908	2,727,315
Total Chemicals		43,288,944

Packaging & Containers - 15.2%
Owens-Illinois, Inc.*	179,922	3,472,494
Sealed Air Corp.	68,899	3,143,861
WestRock Co.	67,340	3,110,435
Ball Corp.[1]	40,239	3,101,220
Total Packaging & Containers		12,828,010

Building Materials - 7.8%
Martin Marietta Materials, Inc.	17,888	3,316,078
Vulcan Materials Co.	29,020	3,285,064
Total Building Materials		6,601,142

Mining - 7.5%
Freeport-McMoRan, Inc.*,1	304,840	3,408,111
Newmont Mining Corp.	79,661	2,950,643
Total Mining		6,358,754

Iron & Steel - 3.9%
Nucor Corp.	66,854	3,265,818

Aerospace & Defense - 3.7%
Arconic, Inc.	108,704	3,121,979

Commercial Services - 3.6%
Ecolab, Inc.	26,380	3,011,805

Forest Products & Paper - 3.5%
International Paper Co.	65,616	2,954,688

Household Products & Housewares - 3.4%
Avery Dennison Corp.	41,560	2,900,472

Total Common Stocks
(Cost $90,180,818)		84,331,612

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	100,503	100,503
Total Short Term Investments
(Cost $100,503)		100,503

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 3.3%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$639,128	639,128
BNP Paribas Securities Corp. issued 10/31/16 at 0.34% due 11/01/16	639,128	639,128
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/16 at 0.33% due 11/01/16	639,128	639,128
HSBC Securities (USA), Inc. issued 10/31/16 at 0.30% due 11/01/16	639,128	639,128
Credit Suisse Securities (USA), LLC issued 10/31/16 at 0.31% due 11/01/16	188,696	188,696
Total Securities Lending Collateral
(Cost $2,745,208)		2,745,208

Total Investments - 103.2%
(Cost $93,026,529)		$87,177,323
Other Assets & Liabilities, net - (3.2)%		(2,713,997)
Total Net Assets - 100.0%		$84,463,326

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
Guggenheim S&P 500® Equal Weight Materials ETF

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$84,331,612	$—	$—	$84,331,612
Securities Lending Collateral	—	2,745,208	—	2,745,208
Short Term Investments	100,503	—	—	100,503
Total	$84,432,115	$2,745,208	$—	$87,177,323

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

70 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2016
Guggenheim S&P 500® Equal Weight Real Estate ETF

	Shares	Value

COMMON STOCKS† - 99.4%

REITs - 96.1%
American Tower Corp. — Class A	12,412	$1,454,562
Apartment Investment & Management Co. — Class A	32,258	1,421,611
Prologis, Inc.	26,543	1,384,483
Equinix, Inc.	3,865	1,380,887
Ventas, Inc.	19,993	1,354,526
UDR, Inc.	38,634	1,351,031
Weyerhaeuser Co.	44,978	1,346,192
AvalonBay Communities, Inc.	7,851	1,343,934
Crown Castle International Corp.	14,651	1,333,094
Essex Property Trust, Inc.	6,057	1,296,743
Vornado Realty Trust	13,974	1,296,508
Welltower, Inc.	18,876	1,293,572
Digital Realty Trust, Inc.[1]	13,841	1,293,165
Equity Residential	20,827	1,286,067
Public Storage	5,997	1,281,679
Realty Income Corp.	21,560	1,277,214
Kimco Realty Corp.	47,826	1,272,649
Host Hotels & Resorts, Inc.	80,978	1,253,539
Federal Realty Investment Trust	8,624	1,252,464
Iron Mountain, Inc.[1]	36,596	1,234,383
Macerich Co.	17,328	1,226,475
Extra Space Storage, Inc.	16,411	1,200,465
Boston Properties, Inc.	9,854	1,187,210
Simon Property Group, Inc.	6,350	1,180,846
SL Green Realty Corp.	12,004	1,179,033
HCP, Inc.	34,295	1,174,604
General Growth Properties, Inc.	46,648	1,163,868
Total REITs		34,720,804

Real Estate - 3.3%
CBRE Group, Inc. — Class A*	46,909	1,208,376

Total Common Stocks
(Cost $37,581,748)		35,929,180

SHORT TERM INVESTMENTS† - 0.6%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	200,768	200,768
Total Short Term Investments
(Cost $200,768)		200,768

Total Investments - 100.0%
(Cost $37,782,516)		$36,129,948
Other Assets & Liabilities, net - 0.0%		5,104
Total Net Assets - 100.0%		$36,135,052

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
REIT – Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$35,929,180	$—	$—	$35,929,180
Short Term Investments	200,768	—	—	200,768
Total	$36,129,948	$—	$—	$36,129,948

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS	October 31, 2016
Guggenheim S&P 500® Equal Weight Technology ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Semiconductors - 23.3%
NVIDIA Corp.[1]	225,166	$16,022,813
Skyworks Solutions, Inc.	200,756	15,446,167
QUALCOMM, Inc.	221,447	15,217,837
KLA-Tencor Corp.	193,008	14,496,831
Analog Devices, Inc.	224,788	14,408,911
Texas Instruments, Inc.	201,017	14,242,054
Lam Research Corp.	146,977	14,236,192
Qorvo, Inc.*	255,376	14,211,674
Broadcom Ltd.	83,342	14,191,476
Linear Technology Corp.	232,278	13,950,617
Microchip Technology, Inc.	229,013	13,866,737
Micron Technology, Inc.*	797,258	13,680,947
Applied Materials, Inc.	464,376	13,504,054
Intel Corp.	378,168	13,186,718
Xilinx, Inc.	257,334	13,090,581
Total Semiconductors		213,753,609

Software - 22.6%
Akamai Technologies, Inc.*	255,272	17,733,746
Adobe Systems, Inc.*	134,855	14,498,261
Autodesk, Inc.*	200,506	14,492,574
Red Hat, Inc.*	185,504	14,367,284
Microsoft Corp.	238,426	14,286,486
Activision Blizzard, Inc.	316,897	13,680,443
Citrix Systems, Inc.*	161,067	13,658,482
salesforce.com, Inc.*	180,606	13,574,347
Intuit, Inc.	122,665	13,338,592
Electronic Arts, Inc.*	167,809	13,176,363
Fiserv, Inc.*	133,647	13,161,556
Oracle Corp.	334,803	12,863,131
Fidelity National Information Services, Inc.	173,154	12,799,544
Paychex, Inc.	226,038	12,477,298
CA, Inc.	405,262	12,457,754
Total Software		206,565,861

Computers - 16.3%
Western Digital Corp.	259,781	15,181,602
Apple, Inc.	129,951	14,754,637
Hewlett Packard Enterprise Co.	640,634	14,395,047
Accenture plc — Class A	121,404	14,112,001
HP, Inc.	952,531	13,802,174
NetApp, Inc.	391,059	13,272,542
International Business Machines Corp.	86,080	13,229,635
CSRA, Inc.	511,525	12,834,162
Seagate Technology plc[1]	371,358	12,741,293
Cognizant Technology Solutions Corp. — Class A*	242,657	12,460,437
Teradata Corp.*	449,890	12,129,034
Total Computers		148,912,564

Internet - 10.6%
F5 Networks, Inc.*	113,524	15,690,152
VeriSign, Inc.*,1	179,018	15,041,093
Facebook, Inc. — Class A*	105,447	13,812,503
Symantec Corp.	547,238	13,697,368
Yahoo!, Inc.*	312,257	12,974,278
eBay, Inc.*	420,248	11,981,270
Alphabet, Inc. — Class A*	8,624	6,984,578
Alphabet, Inc. — Class C*	8,687	6,815,299
Total Internet		96,996,541

Commercial Services - 7.4%
PayPal Holdings, Inc.*	352,581	14,688,524
Total System Services, Inc.	273,064	13,620,432
Automatic Data Processing, Inc.	154,810	13,477,759
Global Payments, Inc.	182,050	13,202,266
Western Union Co.	645,881	12,962,832
Total Commercial Services		67,951,813

Electronics - 6.1%
Amphenol Corp. — Class A	218,664	14,416,518
FLIR Systems, Inc.	436,534	14,370,699
TE Connectivity Ltd.[1]	219,768	13,816,814
Corning, Inc.	598,841	13,599,679
Total Electronics		56,203,710

Diversified Financial Services - 4.5%
Mastercard, Inc. — Class A	136,552	14,613,796
Visa, Inc. — Class A	164,787	13,596,575
Alliance Data Systems Corp.	64,220	13,131,063
Total Diversified Financial Services		41,341,434

Telecommunications - 4.5%
Juniper Networks, Inc.	578,674	15,242,273
Cisco Systems, Inc.	434,411	13,327,729
Motorola Solutions, Inc.	174,830	12,689,161
Total Telecommunications		41,259,163

Energy-Alternate Sources - 1.6%
First Solar, Inc.*,1	360,939	14,614,420

Office & Business Equipment - 1.5%
Xerox Corp.	1,397,495	13,653,526

Aerospace & Defense - 1.4%
Harris Corp.	147,494	13,157,940

Total Common Stocks
(Cost $867,349,086)		914,410,581

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	1,517,831	1,517,831
Total Short Term Investments
(Cost $1,517,831)		1,517,831

72 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
Guggenheim S&P 500® Equal Weight Technology ETF

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,3 - 3.3%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$7,126,616	$7,126,616
BNP Paribas Securities Corp. issued 10/31/16 at 0.34% due 11/01/16	7,126,616	7,126,616
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/16 at 0.33% due 11/01/16	7,126,616	7,126,616
HSBC Securities (USA), Inc. issued 10/31/16 at 0.30% due 11/01/16	7,126,616	7,126,616
Credit Suisse Securities (USA), LLC issued 10/31/16 at 0.31% due 11/01/16	2,099,863	2,099,863
Total Securities Lending Collateral
(Cost $30,606,327)		30,606,327

Total Investments - 103.3%
(Cost $899,473,244)		$946,534,739
Other Assets & Liabilities, net - (3.3)%		(30,656,040)
Total Net Assets - 100.0%		$915,878,699

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$914,410,581	$—	$—	$914,410,581
Securities Lending Collateral	—	30,606,327	—	30,606,327
Short Term Investments	1,517,831	—	—	1,517,831
Total	$915,928,412	$30,606,327	$—	$946,534,739

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS	October 31, 2016
Guggenheim S&P 500® Equal Weight Utilities ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Electric - 73.1%
SCANA Corp.	91,200	$6,690,431
NextEra Energy, Inc.	52,107	6,669,695
DTE Energy Co.	69,205	6,644,372
FirstEnergy Corp.	192,938	6,615,844
Ameren Corp.	131,034	6,545,148
Dominion Resources, Inc.	86,863	6,532,098
Consolidated Edison, Inc.	86,327	6,522,005
Eversource Energy	118,262	6,511,506
Pinnacle West Capital Corp.	85,158	6,483,079
Edison International	88,200	6,480,936
Duke Energy Corp.	80,787	6,464,576
Alliant Energy Corp.	169,514	6,450,008
Public Service Enterprise Group, Inc.	153,113	6,442,995
PG&E Corp.	103,526	6,431,035
PPL Corp.	187,258	6,430,440
CMS Energy Corp.	152,445	6,425,557
Exelon Corp.	188,549	6,423,864
Xcel Energy, Inc.	154,425	6,416,359
American Electric Power Company, Inc.	98,847	6,409,239
Southern Co.	123,794	6,384,057
WEC Energy Group, Inc.	106,573	6,364,540
AES Corp.	510,750	6,011,528
Entergy Corp.	81,194	5,982,374
NRG Energy, Inc.	542,889	5,770,910
Total Electric		154,102,596

Telecommunications - 14.5%
Level 3 Communications, Inc.*	130,250	7,313,538
CenturyLink, Inc.[1]	226,041	6,008,169
Verizon Communications, Inc.	121,526	5,845,401
AT&T, Inc.	158,589	5,834,489
Frontier Communications Corp.[1]	1,381,034	5,551,757
Total Telecommunications		30,553,354

Gas - 9.1%
Sempra Energy	61,199	6,554,413
CenterPoint Energy, Inc.	278,529	6,350,461
NiSource, Inc.	269,469	6,267,849
Total Gas		19,172,723

Water - 3.1%
American Water Works Company, Inc.	86,875	6,432,225

Total Common Stocks
(Cost $215,781,337)		210,260,898

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	296,202	296,202
Total Short Term Investments
(Cost $296,202)		296,202

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 2.7%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$1,328,278	1,328,278
BNP Paribas Securities Corp. issued 10/31/16 at 0.34% due 11/01/16	1,328,278	1,328,278
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/16 at 0.33% due 11/01/16	1,328,278	1,328,278
HSBC Securities (USA), Inc. issued 10/31/16 at 0.30% due 11/01/16	1,328,278	1,328,278
Credit Suisse Securities (USA), LLC issued 10/31/16 at 0.31% due 11/01/16	392,193	392,193
Total Securities Lending Collateral
(Cost $5,705,305)		5,705,305

Total Investments - 102.6%
(Cost $221,782,844)		$216,262,405
Other Assets & Liabilities, net - (2.6)%		(5,397,678)
Total Net Assets - 100.0%		$210,864,727

74 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
Guggenheim S&P 500® Equal Weight Utilities ETF

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.
See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$210,260,898	$—	$—	$210,260,898
Securities Lending Collateral	—	5,705,305	—	5,705,305
Short Term Investments	296,202	—	—	296,202
Total	$210,557,100	$5,705,305	$—	$216,262,405

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 75

STATEMENTS OF ASSETS AND LIABILITIES	October 31, 2016

	Guggenheim MSCI Emerging Markets Equal Country Weight ETF	Guggenheim S&P MidCap 400® Equal Weight ETF	Guggenheim S&P SmallCap 600® Equal Weight ETF	Guggenheim S&P 100® Equal Weight ETF
Assets:
Investments, at value — including $528,505, $14,392,815, $4,557,246 and $— of securities loaned, respectively	$11,652,793	$89,922,480	$33,975,228	$2,627,883
Repurchase agreements, at value	395,137	8,074,696	3,184,518	—
Total investments*	12,047,930	97,997,176	37,159,746	2,627,883
Cash	—	10	16	1,512
Receivables:
Securities lending	815	4,235	3,357	6
Dividends and interest	7,738	47,976	11,534	3,692
Tax reclaims	11,302	—	—	—
Total assets	12,067,785	98,049,397	37,174,653	2,633,093

Liabilities:
Payable upon return of securities loaned	395,137	8,074,696	3,184,518	—
Payable for:
Management fees	6,458	30,952	12,149	895
Foreign tax withheld	325	—	—	—
Total liabilities	401,920	8,105,648	3,196,667	895
Commitments and contingent liabilities (Note 8)	—	—	—	—
Net assets	$11,665,865	$89,943,749	$33,977,986	$2,632,198

Net assets consist of:
Paid-in capital	$16,637,859	$97,526,268	$44,732,205	$2,621,377
Undistributed net investment income	12,202	152,420	21,321	6,244
Accumulated net realized loss on investments	(4,496,994)	(14,785,559)	(13,249,889)	(5,645)
Net unrealized appreciation (depreciation) on investments	(487,202)	7,050,620	2,474,349	10,222
Net assets	$11,665,865	$89,943,749	$33,977,986	$2,632,198
Shares outstanding (unlimited shares authorized), no par value	400,000	1,750,000	800,000	100,000
Net asset value, offering price and repurchase price per share	$29.16	$51.40	$42.47	$26.32
Cost of investments	$12,139,803	$82,871,860	$31,500,879	$2,617,661
Cost of repurchase agreements	395,137	8,074,696	3,184,518	—
*Total cost of investments	$12,534,940	$90,946,556	$34,685,397	$2,617,661

76 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (continued)	October 31, 2016

	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	Guggenheim S&P 500® Equal Weight Consumer Staples ETF	Guggenheim S&P 500® Equal Weight Energy ETF
Assets:
Investments, at value — including $12,410,755, $18,121,244 and $16,365,754 of securities loaned, respectively	$68,458,728	$613,167,131	$199,059,614
Repurchase agreements, at value	7,238,797	243,818	10,272,586
Total investments*	75,697,525	613,410,949	209,332,200
Cash	—	—	4,408
Receivables:
Fund shares sold	—	11,126	—
Investments sold	808,845	—	—
Securities lending	2,609	7,152	7,321
Dividends and interest	37,597	685,000	160,728
Total assets	76,546,576	614,114,227	209,504,657

Liabilities:
Payable upon return of securities loaned	7,238,797	243,818	10,272,586
Payable for:
Investments purchased	960,379	—	—
Management fees	24,163	209,805	68,413
Total liabilities	8,223,339	453,623	10,340,999
Commitments and contingent liabilities (Note 8)	—	—	—
Net assets	$68,323,237	$613,660,604	$199,163,658

Net assets consist of:
Paid-in capital	$88,401,947	$617,147,826	$272,040,985
Undistributed net investment income	156,494	1,123,753	100,794
Accumulated net realized loss on investments	(8,242,758)	(6,795,685)	(65,834,417)
Net unrealized appreciation (depreciation) on investments	(11,992,446)	2,184,710	(7,143,704)
Net assets	$68,323,237	$613,660,604	$199,163,658
Shares outstanding (unlimited shares authorized), no par value	800,000	5,050,000	3,500,005
Net asset value, offering price and repurchase price per share	$85.40	$121.52	$56.90
Cost of investments	$80,451,174	$610,982,421	$206,203,318
Cost of repurchase agreements	7,238,797	243,818	10,272,586
*Total cost of investments	$87,689,971	$611,226,239	$216,475,904

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 77

STATEMENTS OF ASSETS AND LIABILITIES (continued)	October 31, 2016

	Guggenheim S&P 500® Equal Weight Financials ETF	Guggenheim S&P 500® Equal Weight Health Care ETF	Guggenheim S&P 500® Equal Weight Industrials ETF	Guggenheim S&P 500® Equal Weight Materials ETF
Assets:
Investments, at value — including $—, $19,376,879, $9,894,534 and $7,998,039 of securities loaned, respectively	$114,589,827	$478,364,136	$127,099,130	$84,432,115
Repurchase agreements, at value	—	—	2,566,847	2,745,208
Total investments*	114,589,827	478,364,136	129,665,977	87,177,323
Receivables:
Fund shares sold	—	—	—	10,341
Investments sold	—	—	1,957,385	—
Securities lending	35	1,647	682	993
Dividends and interest	101,894	210,845	255,657	50,322
Total assets	114,691,756	478,576,628	131,879,701	87,238,979

Liabilities:
Payable upon return of securities loaned	—	—	2,566,847	2,745,208
Payable for:
Investments purchased	—	—	1,958,463	—
Fund shares redeemed	—	—	21,591	—
Management fees	37,824	169,146	44,909	30,445
Distributions	4,433	—	—	—
Due to custodian	—	3,913,717	—	—
Total liabilities	42,257	4,082,863	4,591,810	2,775,653
Commitments and contingent liabilities (Note 8)	—	—	—	—
Net assets	$114,649,499	$474,493,765	$127,287,891	$84,463,326

Net assets consist of:
Paid-in capital	$128,567,420	$531,371,303	$134,451,813	$97,588,061
Undistributed net investment income	—	292,295	235,634	94,609
Accumulated net realized loss on investments	(11,674,316)	(19,673,873)	(4,876,527)	(7,370,138)
Net unrealized depreciation on investments	(2,243,605)	(37,495,960)	(2,523,029)	(5,849,206)
Net assets	$114,649,499	$474,493,765	$127,287,891	$84,463,326
Shares outstanding (unlimited shares authorized), no par value	3,650,000	3,300,000	1,400,000	1,000,000
Net asset value, offering price and repurchase price per share	$31.41	$143.79	$90.92	$84.46
Cost of investments	$116,833,432	$515,860,096	$129,622,159	$90,281,321
Cost of repurchase agreements	—	—	2,566,847	2,745,208
*Total cost of investments	$116,833,432	$515,860,096	$132,189,006	$93,026,529

78 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	October 31, 2016

	Guggenheim S&P 500® Equal Weight Real Estate ETF	Guggenheim S&P 500® Equal Weight Technology ETF	Guggenheim S&P 500® Equal Weight Utilities ETF
Assets:
Investments, at value — including $1,722,302, $50,843,814 and $11,213,104 of securities loaned, respectively	$36,129,948	$915,928,412	$210,557,100
Repurchase agreements, at value	—	30,606,327	5,705,305
Total investments*	36,129,948	946,534,739	216,262,405
Cash	—	1,699	—
Receivables:
Securities lending	208	10,288	1,435
Dividends and interest	18,319	286,174	377,257
Total assets	36,148,475	946,832,900	216,641,097

Liabilities:
Payable upon return of securities loaned	—	30,606,327	5,705,305
Payable for:
Fund shares redeemed	—	35,734	—
Management fees	13,423	312,140	71,065
Total liabilities	13,423	30,954,201	5,776,370
Commitments and contingent liabilities (Note 8)	—	—	—
Net assets	$36,135,052	$915,878,699	$210,864,727

Net assets consist of:
Paid-in capital	$37,631,635	$894,357,374	$220,474,429
Undistributed net investment income	193,328	634,073	528,629
Accumulated net realized loss on investments	(37,343)	(26,174,243)	(4,617,892)
Net unrealized appreciation (depreciation) on investments	(1,652,568)	47,061,495	(5,520,439)
Net assets	$36,135,052	$915,878,699	$210,864,727
Shares outstanding (unlimited shares authorized), no par value	1,400,000	8,750,000	2,600,000
Net asset value, offering price and repurchase price per share	$25.81	$104.67	$81.10
Cost of investments	$37,782,516	$868,866,917	$216,077,539
Cost of repurchase agreements	—	30,606,327	5,705,305
*Total cost of investments	$37,782,516	$899,473,244	$221,782,844

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 79

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2016

	Guggenheim MSCI Emerging Markets Equal Country Weight ETF	Guggenheim S&P MidCap 400® Equal Weight ETF	Guggenheim S&P SmallCap 600® Equal Weight ETF	Guggenheim S&P 100® Equal Weight ETF[a]
Investment Income:
Dividends, net of foreign taxes withheld*	$292,140	$1,688,634	$432,608	$19,677
Income from securities lending	5,221	28,402	34,913	143
Interest	18	232	74	—
Total investment income	297,379	1,717,268	467,595	19,820

Expenses:
Management fees	76,140	390,282	155,057	3,612
Trustee fees	593	6,626	4,318	56
Total expenses	76,733	396,908	159,375	3,668
Less:
Expenses waived by Adviser	(4,671)	—	—	—
Net expenses	72,062	—	—	—
Net investment income	225,317	1,320,360	308,220	16,152

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(759,381)	(12,670,558)	(8,003,158)	(3,628)
In-kind redemptions	—	10,954,404	5,028,008	67,589
Foreign currency transactions	(345)	—	—	—
Net realized gain (loss)	(759,726)	(1,716,154)	(2,975,150)	63,961
Net change in unrealized appreciation (depreciation) on:
Investments	1,385,620	1,522,297	3,224,307	10,222
Foreign currency transactions	(155)	—	—	—
Net change in unrealized appreciation (depreciation)	1,385,465	1,522,297	3,224,307	10,222
Net realized and unrealized gain (loss)	625,739	(193,857)	249,157	74,183
Net increase in net assets resulting from operations	$851,056	$1,126,503	$557,377	$90,335
* Foreign taxes withheld	$40,465	$871	$497	$—

[a]	Since commencement of operations: June 29, 2016.

80 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2016

	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	Guggenheim S&P 500® Equal Weight Consumer Staples ETF	Guggenheim S&P 500® Equal Weight Energy ETF
Investment Income:
Dividends	$1,944,514	$14,439,944	$4,021,383
Income from securities lending	20,072	7,812	99,288
Interest	270	2,057	390
Total investment income	1,964,856	14,449,813	4,121,061

Expenses:
Management fees	414,891	2,619,173	776,751
Total expenses	414,891	2,619,173	776,751
Net investment income	1,549,965	11,830,640	3,344,310

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(6,433,641)	(5,221,541)	(43,861,000)
In-kind redemptions	(464,136)	69,613,688	17,247,497
Net realized gain (loss)	(6,897,777)	64,392,147	(26,613,503)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,038,042)	(19,573,047)	43,196,210
Net realized and unrealized gain (loss)	(13,935,819)	44,819,100	16,582,707
Net increase (decrease) in net assets resulting from operations	$(12,385,854)	$56,649,740	$19,927,017

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 81

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2016

	Guggenheim S&P 500® Equal Weight Financials ETF	Guggenheim S&P 500® Equal Weight Health Care ETF	Guggenheim S&P 500® Equal Weight Industrials ETF	Guggenheim S&P 500® Equal Weight Materials ETF
Investment Income:
Dividends	$3,716,110	$4,731,075	$2,014,058	$1,449,980
Income from securities lending	2,076	22,888	13,428	4,195
Interest	411	3,419	203	174
Total investment income	3,718,597	4,757,382	2,027,689	1,454,349

Expenses:
Management fees	631,105	2,062,556	405,833	294,786
Total expenses	631,105	2,062,556	405,833	294,786
Net investment income	3,087,492	2,694,826	1,621,856	1,159,563

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(8,143,321)	(24,513,593)	(2,009,236)	(4,197,566)
In-kind redemptions	2,015,671	19,816,280	4,698,657	4,485,272
Net realized gain (loss)	(6,127,650)	(4,697,313)	2,689,421	287,706
Net change in unrealized appreciation (depreciation) on:
Investments	2,466,708	(20,086,726)	1,123,759	3,034,814
Net realized and unrealized gain (loss)	(3,660,942)	(24,784,039)	3,813,180	3,322,520
Net increase (decrease) in net assets resulting from operations	$(573,450)	$(22,089,213)	$5,435,036	$4,482,083

82 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (concluded)

For the Year Ended October 31, 2016

	Guggenheim S&P 500® Equal Weight Real Estate ETF	Guggenheim S&P 500® Equal Weight Technology ETF	Guggenheim S&P 500® Equal Weight Utilities ETF
Investment Income:
Dividends	$217,986	$14,475,354	$7,259,762
Income from securities lending	381	52,723	9,533
Interest	39	2,192	729
Total investment income	218,406	14,530,269	7,270,024

Expenses:
Management fees	26,333	2,979,196	834,044
Trustee fees	84	—	—
Total expenses	26,417	2,979,196	834,044
Net investment income	191,989	11,551,073	6,435,980

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,354	(16,172,550)	(2,528,687)
In-kind redemptions	266,082	61,913,573	10,638,306
Net realized gain	267,436	45,741,023	8,109,619
Net change in unrealized appreciation (depreciation) on:
Investments	(1,678,281)	16,659,550	5,981,382
Net realized and unrealized gain (loss)	(1,410,845)	62,400,573	14,091,001
Net increase (decrease) in net assets resulting from operations	$(1,218,856)	$73,951,646	$20,526,981

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 83

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim MSCI Emerging Markets Equal Country Weight ETF		Guggenheim S&P MidCap 400® Equal Weight ETF
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$225,317	$284,394	$1,320,360	$1,851,317
Net realized gain (loss) on investments	(759,726)	(722,821)	(1,716,154)	13,243,115
Net change in unrealized appreciation (depreciation) on investments	1,385,465	(1,886,825)	1,522,297	(16,701,610)
Net increase (decrease) in net assets resulting from operations	851,056	(2,325,252)	1,126,503	(1,607,178)

Distributions to shareholders from:
Net investment income	(257,333)	(256,801)	(1,282,647)	(1,988,010)
Return of capital	—	—	—	(121,017)
Total distributions to shareholders	(257,333)	(256,801)	(1,282,647)	(2,109,027)

Shareholder transactions:
Proceeds from shares purchased	—	—	20,399,624	29,645,531
Cost of shares redeemed	—	—	(62,831,320)	(39,522,719)
Net decrease in net assets resulting from share transactions	—	—	(42,431,696)	(9,877,188)
Net increase (decrease) in net assets	593,723	(2,582,053)	(42,587,840)	(13,593,393)

Net assets:
Beginning of year	11,072,142	13,654,195	132,531,589	146,124,982
End of year	$11,665,865	$11,072,142	$89,943,749	$132,531,589
Undistributed (distributions in excess of) net investment income at end of year	$12,202	$42,626	$152,420	$(856)

Changes in shares outstanding:
Shares sold	—	—	450,000	600,000
Shares redeemed	—	—	(1,400,000)	(800,000)
Net decrease in shares	—	—	(950,000)	(200,000)

84 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P SmallCap 600® Equal Weight ETF		Guggenheim S&P 100® Equal Weight ETF
	Year Ended October 31, 2016	Year Ended October 31, 2015	Period ended October 31, 2016[a]
Increase (Decrease) in Net Assets from Operations:
Net investment income	$308,220	$527,920	$16,152
Net realized gain (loss) on investments	(2,975,150)	760,661	63,961
Net change in unrealized appreciation (depreciation) on investments	3,224,307	(4,796,328)	10,222
Net increase (decrease) in net assets resulting from operations	557,377	(3,507,747)	90,335

Distributions to shareholders from:
Net investment income	(343,398)	(544,593)	(11,925)
Return of capital	—	(29,410)	—
Total distributions to shareholders	(343,398)	(574,003)	(11,925)

Shareholder transactions:
Proceeds from shares purchased	9,474,203	22,948,358	3,867,706
Cost of shares redeemed	(19,640,274)	(15,317,007)	(1,313,918)
Net increase (decrease) in net assets resulting from share transactions	(10,166,071)	7,631,351	2,553,788
Net increase (decrease) in net assets	(9,952,092)	3,549,601	2,632,198

Net assets:
Beginning of period	43,930,078	40,380,477	—
End of period	$33,977,986	$43,930,078	$2,632,198
Undistributed (distributions in excess of) net investment income at end of period	$21,321	$(4,867)	$6,244

Changes in shares outstanding:
Shares sold	250,000	500,000	150,000
Shares redeemed	(500,000)	(350,000)	(50,000)
Net increase (decrease) in shares	(250,000)	150,000	100,000

[a]	Since commencement of operations: June 29, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 85

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF		Guggenheim S&P 500®Equal Weight Consumer Staples ETF
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,549,965	$2,188,663	$11,830,640	$5,327,763
Net realized gain (loss) on investments	(6,897,777)	18,331,181	64,392,147	14,431,258
Net change in unrealized appreciation (depreciation) on investments	(7,038,042)	(9,745,175)	(19,573,047)	9,398,344
Net increase (decrease) in net assets resulting from operations	(12,385,854)	10,774,669	56,649,740	29,157,365

Distributions to shareholders from:
Net investment income	(1,560,723)	(2,049,799)	(11,421,201)	(4,938,435)

Shareholder transactions:
Proceeds from shares purchased	8,720,472	185,396,920	569,506,862	405,174,870
Cost of shares redeemed	(102,451,705)	(105,017,902)	(531,947,193)	(84,903,374)
Net increase (decrease) in net assets resulting from share transactions	(93,731,233)	80,379,018	37,559,669	320,271,496
Net increase (decrease) in net assets	(107,677,810)	89,103,888	82,788,208	344,490,426

Net assets:
Beginning of year	176,001,047	86,897,159	530,872,396	186,381,970
End of year	$68,323,237	$176,001,047	$613,660,604	$530,872,396
Undistributed net investment income at end of year	$156,494	$167,253	$1,123,753	$703,192

Changes in shares outstanding:
Shares sold	100,000	2,100,000	4,800,000	3,700,000
Shares redeemed	(1,250,000)	(1,200,000)	(4,500,000)	(800,000)
Net increase (decrease) in shares	(1,150,000)	900,000	300,000	2,900,000

86 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Energy ETF		Guggenheim S&P 500® Equal Weight Financials ETF
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,344,310	$3,139,133	$3,087,492	$2,856,761
Net realized gain (loss) on investments	(26,613,503)	(16,888,985)	(6,127,650)	9,158,986
Net change in unrealized appreciation (depreciation) on investments	43,196,210	(30,348,311)	2,466,708	(13,121,264)
Net increase (decrease) in net assets resulting from operations	19,927,017	(44,098,163)	(573,450)	(1,105,517)

Distributions to shareholders from:
Net investment income	(3,414,412)	(3,174,568)	(3,197,168)	(3,019,133)
Return of capital	—	—	(44,777,358)[a]	(198,204)
Total distributions to shareholders	(3,414,412)	(3,174,568)	(47,974,526)	(3,217,337)

Shareholder transactions:
Proceeds from shares purchased	82,525,656	146,213,054	101,995,202	172,998,339
Cost of shares redeemed	(76,647,251)	(22,474,535)	(122,418,077)	(121,370,788)
Net increase (decrease) in net assets resulting from share transactions	5,878,405	123,738,519	(20,422,875)	51,627,551
Net increase (decrease) in net assets	22,391,010	76,465,788	(68,970,851)	47,304,697

Net assets:
Beginning of year	176,772,648	100,306,860	183,620,350	136,315,653
End of year	$199,163,658	$176,772,648	$114,649,499	$183,620,350
Undistributed net investment income at end of year	$100,794	$170,896	$—	$—

Changes in shares outstanding:
Shares sold	1,600,000	2,300,000	2,400,000	3,900,000
Shares redeemed	(1,350,000)	(350,000)	(2,950,000)	(2,850,000)
Net increase (decrease) in shares	250,000	1,950,000	(550,000)	1,050,000

[a]	Special Distribution — See Note 10.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 87

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Health Care ETF		Guggenheim S&P 500® Equal Weight Industrials ETF
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,694,826	$3,104,547	$1,621,856	$1,589,022
Net realized gain (loss) on investments	(4,697,313)	92,266,709	2,689,421	7,897,507
Net change in unrealized appreciation (depreciation) on investments	(20,086,726)	(71,010,844)	1,123,759	(12,554,131)
Net increase (decrease) in net assets resulting from operations	(22,089,213)	24,360,412	5,435,036	(3,067,602)

Distributions to shareholders from:
Net investment income	(2,529,726)	(2,938,855)	(1,434,252)	(1,865,867)
Return of capital	—	—	—	(42,175)
Total distributions to shareholders	(2,529,726)	(2,938,855)	(1,434,252)	(1,908,042)

Shareholder transactions:
Proceeds from shares purchased	194,817,565	640,046,161	98,402,755	54,081,202
Cost of shares redeemed	(265,597,969)	(483,288,596)	(68,946,182)	(78,722,508)
Net increase (decrease) in net assets resulting from share transactions	(70,780,404)	156,757,565	29,456,573	(24,641,306)
Net increase (decrease) in net assets	(95,399,343)	178,179,122	33,457,357	(29,616,950)

Net assets:
Beginning of year	569,893,108	391,713,986	93,830,534	123,447,484
End of year	$474,493,765	$569,893,108	$127,287,891	$93,830,534
Undistributed net investment income at end of year	$292,295	$—	$235,634	$—

Changes in shares outstanding:
Shares sold	1,300,000	4,200,000	1,100,000	600,000
Shares redeemed	(1,800,000)	(3,250,000)	(800,000)	(900,000)
Net increase (decrease) in shares	(500,000)	950,000	300,000	(300,000)

88 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Equal Weight Materials ETF		Guggenheim S&P 500® Equal Weight Real Estate ETF
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Period ended October 31, 2015[a]
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,159,563	$1,097,662	$191,989	$13,371
Net realized gain on investments	287,706	2,048,544	267,436	722
Net change in unrealized appreciation (depreciation) on investments	3,034,814	(8,146,411)	(1,678,281)	25,713
Net increase (decrease) in net assets resulting from operations	4,482,083	(5,000,205)	(1,218,856)	39,806

Distributions to shareholders from:
Net investment income	(1,136,509)	(1,098,723)	(66,011)	(8,313)

Shareholder transactions:
Proceeds from shares purchased	66,623,002	49,421,316	48,179,615	2,531,138
Cost of shares redeemed	(41,487,373)	(61,478,764)	(13,322,327)	—
Net increase (decrease) in net assets resulting from share transactions	25,135,629	(12,057,448)	34,857,288	2,531,138
Net increase (decrease) in net assets	28,481,203	(18,156,376)	33,572,421	2,562,631

Net assets:
Beginning of period	55,982,123	74,138,499	2,562,631	—
End of period	$84,463,326	$55,982,123	$36,135,052	$2,562,631
Undistributed net investment income at end of period	$94,609	$70,106	$193,328	$5,779

Changes in shares outstanding:
Shares sold	800,000	550,000	1,800,000	100,000
Shares redeemed	(500,000)	(750,000)	(500,000)	—
Net increase (decrease) in shares	300,000	(200,000)	1,300,000	100,000

[a]	Since commencement of operations: August 12, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 89

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Guggenheim S&P 500® Equal Weight Technology ETF		Guggenheim S&P 500® Equal Weight Utilities ETF
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,551,073	$9,912,225	$6,435,980	$5,424,195
Net realized gain on investments	45,741,023	79,925,421	8,109,619	2,693,007
Net change in unrealized appreciation (depreciation) on investments	16,659,550	(42,809,730)	5,981,382	(18,243,029)
Net increase (decrease) in net assets resulting from operations	73,951,646	47,027,916	20,526,981	(10,125,827)

Distributions to shareholders from:
Net investment income	(11,574,847)	(10,224,817)	(6,269,737)	(5,791,076)
Return of capital	—	(617,780)	—	—
Total distributions to shareholders	(11,574,847)	(10,842,597)	(6,269,737)	(5,791,076)

Shareholder transactions:
Proceeds from shares purchased	547,497,519	470,511,829	182,433,708	198,571,649
Cost of shares redeemed	(434,624,288)	(437,289,257)	(114,084,544)	(196,271,911)
Net increase in net assets resulting from share transactions	112,873,231	33,222,572	68,349,164	2,299,738
Net increase (decrease) in net assets	175,250,030	69,407,891	82,606,408	(13,617,165)

Net assets:
Beginning of year	740,628,669	671,220,778	128,258,319	141,875,484
End of year	$915,878,699	$740,628,669	$210,864,727	$128,258,319
Undistributed net investment income at end of year	$634,073	$—	$528,629	$20,079

Changes in shares outstanding:
Shares sold	5,550,000	5,100,000	2,250,000	2,550,000
Shares redeemed	(4,750,000)	(4,850,000)	(1,400,000)	(2,650,000)
Net increase (decrease) in shares	800,000	250,000	850,000	(100,000)

90 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Guggenheim MSCI Emerging Markets Equal Country Weight ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$27.68	$34.14	$34.43	$33.31	$33.83
Income from investment operations:
Net investment income (loss)[a]	0.56	0.71	0.64	0.50	0.55
Net gain (loss) on investments (realized and unrealized)	1.56	(6.53)	(0.31)	1.06	(0.53)
Total from investment operations	2.12	(5.82)	0.33	1.56	0.02
Less distributions from:
Net investment income	(0.64)	(0.64)	(0.62)	(0.44)	(0.48)
Return of capital	—	—	—	—	(0.06)
Total distributions to shareholders	(0.64)	(0.64)	(0.62)	(0.44)	(0.54)
Net asset value, end of period	$29.16	$27.68	$34.14	$34.43	$33.31

Total Return[b]	7.80%	(17.21%)	0.99%	4.76%	0.10%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$11,666	$11,072	$13,654	$10,328	$13,325
Ratio to average net assets of:
Net investment income (loss)	2.07%	2.26%	1.86%	1.47%	1.66%
Total expenses[c]	0.71%	0.70%	0.70%	0.71%	0.72%
Net expenses[d]	0.66%	0.64%	0.60%	0.60%	0.61%
Portfolio turnover rate[e]	11%	99%	25%	38%	39%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Excludes expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 91

Guggenheim S&P MidCap 400® Equal Weight ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$49.09	$50.39	$45.24	$33.95	$31.15
Income from investment operations:
Net investment income (loss)[a]	0.66	0.62	0.62	0.57	0.46
Net gain (loss) on investments (realized and unrealized)	2.30	(1.21)	5.48	11.28	2.80
Total from investment operations	2.96	(0.59)	6.10	11.85	3.26
Less distributions from:
Net investment income	(0.65)	(0.67)	(0.59)	(0.56)	(0.46)
Capital gains	—	—	(0.36)	—	—
Return of capital	—	(0.04)	—	—	—
Total distributions to shareholders	(0.65)	(0.71)	(0.95)	(0.56)	(0.46)
Net asset value, end of period	$51.40	$49.09	$50.39	$45.24	$33.95

Total Return[b]	6.08%	(1.19%)	13.61%	35.21%	10.52%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$89,944	$132,532	$146,125	$76,904	$52,617
Ratio to average net assets of:
Net investment income (loss)	1.35%	1.22%	1.27%	1.44%	1.39%
Total expenses	0.41%	0.41%	0.41%	0.41%	0.41%
Portfolio turnover rate[c]	101%	31%	29%	29%	33%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

92 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Guggenheim S&P SmallCap 600® Equal Weight ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$41.84	$44.87	$42.89	$31.82	$29.48
Income from investment operations:
Net investment income (loss)[a]	0.32	0.49	0.43	0.54	0.34
Net gain (loss) on investments (realized and unrealized)	0.67	(2.97)	1.97	11.12	2.33
Total from investment operations	0.99	(2.48)	2.40	11.66	2.67
Less distributions from:
Net investment income	(0.36)	(0.52)	(0.42)	(0.59)	(0.33)
Return of capital	—	(0.03)	—	—	—
Total distributions to shareholders	(0.36)	(0.55)	(0.42)	(0.59)	(0.33)
Net asset value, end of period	$42.47	$41.84	$44.87	$42.89	$31.82

Total Return[b]	2.39%	(5.59%)	5.58%	37.07%	9.08%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$33,978	$43,930	$40,380	$25,736	$14,318
Ratio to average net assets of:
Net investment income (loss)	0.80%	1.11%	0.96%	1.46%	1.10%
Total expenses	0.41%	0.41%	0.42%	0.41%	0.41%
Portfolio turnover rate[c]	96%	47%	43%	42%	43%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 93

Guggenheim S&P 100® Equal Weight ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Period Ended October 31, 2016[a]
Per Share Data:
Net asset value, beginning of period	$25.45
Income from investment operations:
Net investment income (loss)[b]	0.16
Net gain (loss) on investments (realized and unrealized)	0.79
Total from investment operations	0.95
Less distributions from:
Net investment income	(0.08)
Total distributions to shareholders	(0.08)
Net asset value, end of period	$26.32

Total Return[c]	3.73%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,632
Ratio to average net assets of:
Net investment income (loss)	1.77%[d]
Total expenses	0.40%[d]
Portfolio turnover rate[e]	3%

[a]	The Fund commenced operations on June 29, 2016.
[b]	Based on average shares outstanding.
[c]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[d]	Annualized.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

94 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$90.26	$82.76	$76.06	$55.09	$47.70
Income from investment operations:
Net investment income (loss)[a]	1.29	1.15	0.95	0.79	0.64
Net gain (loss) on investments (realized and unrealized)	(4.96)	7.39	6.67	21.02	7.46
Total from investment operations	(3.67)	8.54	7.62	21.81	8.10
Less distributions from:
Net investment income	(1.19)	(1.04)	(0.92)	(0.84)	(0.71)
Total distributions to shareholders	(1.19)	(1.04)	(0.92)	(0.84)	(0.71)
Net asset value, end of period	$85.40	$90.26	$82.76	$76.06	$55.09

Total Return[b]	(4.07%)	10.35%	10.07%	39.91%	17.05%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$68,323	$176,001	$86,897	$125,497	$41,314
Ratio to average net assets of:
Net investment income (loss)	1.49%	1.29%	1.20%	1.19%	1.22%
Total expenses	0.40%	0.40%	0.40%	0.50%	0.50%
Portfolio turnover rate[c]	30%	23%	22%	20%	25%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 95

Guggenheim S&P 500® Equal Weight Consumer Staples ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$111.76	$100.75	$88.48	$68.24	$61.01
Income from investment operations:
Net investment income (loss)[a]	2.19	2.08	2.04	1.73	1.41
Net gain (loss) on investments (realized and unrealized)	9.69	10.86	12.03	20.22	7.20
Total from investment operations	11.88	12.94	14.07	21.95	8.61
Less distributions from:
Net investment income	(2.12)	(1.93)	(1.80)	(1.71)	(1.38)
Total distributions to shareholders	(2.12)	(1.93)	(1.80)	(1.71)	(1.38)
Net asset value, end of period	$121.52	$111.76	$100.75	$88.48	$68.24

Total Return[b]	10.63%	12.95%	16.04%	32.59%	14.19%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$613,661	$530,872	$186,382	$84,054	$40,944
Ratio to average net assets of:
Net investment income (loss)	1.81%	1.94%	2.18%	2.15%	2.14%
Total expenses	0.40%	0.40%	0.40%	0.50%	0.50%
Portfolio turnover rate[c]	17%	16%	20%	17%	18%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

96 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Guggenheim S&P 500® Equal Weight Energy ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$54.39	$77.16	$79.86	$64.01	$64.16
Income from investment operations:
Net investment income (loss)[a]	0.90	1.35	1.40	0.78	0.55
Net gain (loss) on investments (realized and unrealized)	2.53	(22.73)	(2.91)	15.87	(0.19)
Total from investment operations	3.43	(21.38)	(1.51)	16.65	0.36
Less distributions from:
Net investment income	(0.92)	(1.39)	(1.19)	(0.80)	(0.51)
Total distributions to shareholders	(0.92)	(1.39)	(1.19)	(0.80)	(0.51)
Net asset value, end of period	$56.90	$54.39	$77.16	$79.86	$64.01

Total Return[b]	6.50%	(27.93%)	(2.02%)	26.19%	0.58%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$199,164	$176,773	$100,307	$43,924	$32,004
Ratio to average net assets of:
Net investment income (loss)	1.72%	2.16%	1.64%	1.09%	0.88%
Total expenses	0.40%	0.40%	0.40%	0.50%	0.50%
Portfolio turnover rate[c]	41%	34%	25%	17%	30%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 97

Guggenheim S&P 500® Equal Weight Financials ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$43.72	$43.27	$37.64	$28.68	$24.48
Income from investment operations:
Net investment income (loss)[a]	0.81	0.72	0.53	0.57	0.39
Net gain (loss) on investments (realized and unrealized)	1.03	0.58	5.76	9.08	4.32
Total from investment operations	1.84	1.30	6.29	9.65	4.71
Less distributions from:
Net investment income	(0.78)	(0.80)	(0.66)	(0.58)	(0.42)
Return of capital	(13.37)[d]	(0.05)	—	(0.11)	(0.09)
Total distributions to shareholders	(14.15)	(0.85)	(0.66)	(0.69)	(0.51)
Net asset value, end of period	$31.41	$43.72	$43.27	$37.64	$28.68

Total Return[b]	4.33%	3.04%	16.84%	34.05%	19.32%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$114,649	$183,620	$136,316	$58,337	$14,339
Ratio to average net assets of:
Net investment income (loss)	1.96%	1.64%	1.30%	1.65%	1.48%
Total expenses	0.40%	0.40%	0.40%	0.50%	0.50%
Portfolio turnover rate[c]	53%	13%	19%	14%	17%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
[d]	Special Distribution — See Note 10.

98 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Guggenheim S&P 500® Equal Weight Health Care ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$149.97	$137.44	$104.50	$76.84	$66.49
Income from investment operations:
Net investment income (loss)[a]	0.78	0.75	0.66	0.55	0.47
Net gain (loss) on investments (realized and unrealized)	(6.22)	12.46	32.89	27.63	11.04
Total from investment operations	(5.44)	13.21	33.55	28.18	11.51
Less distributions from:
Net investment income	(0.74)	(0.68)	(0.61)	(0.52)	(1.16)
Total distributions to shareholders	(0.74)	(0.68)	(0.61)	(0.52)	(1.16)
Net asset value, end of period	$143.79	$149.97	$137.44	$104.50	$76.84

Total Return[b]	(3.65%)	9.61%	32.20%	36.81%	17.39%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$474,494	$569,893	$391,714	$130,627	$38,419
Ratio to average net assets of:
Net investment income (loss)	0.52%	0.49%	0.55%	0.60%	0.65%
Total expenses	0.40%	0.40%	0.40%	0.50%	0.50%
Portfolio turnover rate[c]	28%	22%	23%	24%	15%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 99

Guggenheim S&P 500® Equal Weight Industrials ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$85.30	$88.18	$76.33	$56.94	$51.50
Income from investment operations:
Net investment income (loss)[a]	1.40	1.13	1.22	0.95	1.05
Net gain (loss) on investments (realized and unrealized)	5.57	(2.69)	11.59	19.41	5.42
Total from investment operations	6.97	(1.56)	12.81	20.36	6.47
Less distributions from:
Net investment income	(1.35)	(1.29)	(0.96)	(0.97)	(1.03)
Return of capital	—	(0.03)	—	—	—
Total distributions to shareholders	(1.35)	(1.32)	(0.96)	(0.97)	(1.03)
Net asset value, end of period	$90.92	$85.30	$88.18	$76.33	$56.94

Total Return[b]	8.25%	(1.78%)	16.85%	36.10%	12.64%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$127,288	$93,831	$123,447	$57,251	$17,082
Ratio to average net assets of:
Net investment income (loss)	1.60%	1.29%	1.47%	1.41%	1.90%
Total expenses	0.40%	0.40%	0.40%	0.50%	0.50%
Portfolio turnover rate[c]	23%	22%	15%	24%	18%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

100 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Guggenheim S&P 500® Equal Weight Materials ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$79.97	$82.38	$75.49	$60.71	$56.57
Income from investment operations:
Net investment income (loss)[a]	1.29	1.23	1.21	1.25	0.92
Net gain (loss) on investments (realized and unrealized)	4.49	(2.41)	6.85	14.73	4.14
Total from investment operations	5.78	(1.18)	8.06	15.98	5.06
Less distributions from:
Net investment income	(1.29)	(1.23)	(1.17)	(1.20)	(0.92)
Total distributions to shareholders	(1.29)	(1.23)	(1.17)	(1.20)	(0.92)
Net asset value, end of period	$84.46	$79.97	$82.38	$75.49	$60.71

Total Return[b]	7.29%	(1.44%)	10.68%	26.59%	8.99%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$84,463	$55,982	$74,138	$49,069	$33,388
Ratio to average net assets of:
Net investment income (loss)	1.57%	1.46%	1.48%	1.84%	1.55%
Total expenses	0.40%	0.40%	0.40%	0.50%	0.50%
Portfolio turnover rate[c]	25%	27%	22%	18%	20%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 101

Guggenheim S&P 500® Equal Weight Real Estate ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Period Ended October 31, 2015[a]
Per Share Data:
Net asset value, beginning of period	$25.63	$25.31
Income from investment operations:
Net investment income (loss)[b]	0.70	0.13
Net gain (loss) on investments (realized and unrealized)	(0.08)	0.27
Total from investment operations	0.62	0.40
Less distributions from:
Net investment income	(0.44)	(0.08)
Total distributions to shareholders	(0.44)	(0.08)
Net asset value, end of period	$25.81	$25.63

Total Return[c]	2.39%	1.61%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$36,135	$2,563
Ratio to average net assets of:
Net investment income (loss)	2.70%	2.49%[d]
Total expenses	0.37%	0.40%[d]
Portfolio turnover rate[e]	10%	5%

[a]	The Fund commenced operations on August 12, 2015.
[b]	Based on average shares outstanding.
[c]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[d]	Annualized.
[e]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

102 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Guggenheim S&P 500® Equal Weight Technology ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$93.16	$87.17	$70.98	$51.53	$52.23
Income from investment operations:
Net investment income (loss)[a]	1.47	1.09	0.78	0.68	0.41
Net gain (loss) on investments (realized and unrealized)	11.48	6.09	16.15	19.43	(0.75)
Total from investment operations	12.95	7.18	16.93	20.11	(0.34)
Less distributions from:
Net investment income	(1.44)	(1.12)	(0.74)	(0.66)	(0.36)
Return of capital	—	(0.07)	—	—	—
Total distributions to shareholders	(1.44)	(1.19)	(0.74)	(0.66)	(0.36)
Net asset value, end of period	$104.67	$93.16	$87.17	$70.98	$51.53

Total Return[b]	14.06%	8.30%	23.92%	39.23%	0.71%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$915,879	$740,629	$671,221	$273,275	$100,479
Ratio to average net assets of:
Net investment income (loss)	1.55%	1.20%	0.97%	1.07%	0.76%
Total expenses	0.40%	0.40%	0.40%	0.50%	0.50%
Portfolio turnover rate[c]	24%	21%	22%	24%	25%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 103

Guggenheim S&P 500® Equal Weight Utilities ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$73.29	$76.69	$64.67	$60.52	$54.03
Income from investment operations:
Net investment income (loss)[a]	2.49	2.48	2.59	2.36	2.03
Net gain (loss) on investments (realized and unrealized)	7.81	(2.97)	11.75	4.11	6.45
Total from investment operations	10.30	(0.49)	14.34	6.47	8.48
Less distributions from:
Net investment income	(2.49)	(2.91)	(2.32)	(2.32)	(1.99)
Total distributions to shareholders	(2.49)	(2.91)	(2.32)	(2.32)	(1.99)
Net asset value, end of period	$81.10	$73.29	$76.69	$64.67	$60.52

Total Return[b]	14.13%	(0.56%)	22.61%	10.95%	15.98%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$210,865	$128,258	$141,875	$51,738	$42,364
Ratio to average net assets of:
Net investment income (loss)	3.09%	3.30%	3.72%	3.78%	3.60%
Total expenses	0.40%	0.40%	0.40%	0.50%	0.50%
Portfolio turnover rate[c]	22%	20%	31%	22%	22%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

104 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Rydex ETF Trust (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type, and is authorized to issue an unlimited number of no par value shares. Each portfolio represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”), each a non-diversified investment company. The Trust was organized as a Delaware statutory trust on November 22, 2002. At October 31, 2016, the Trust consisted of twenty-two funds (the “Funds”).

The financial statements herein relate to the following Funds, whose investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”) as follows:

Fund	Underlying Index
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	MSCI Emerging Markets Equal Country Weighted Index
Guggenheim S&P MidCap 400® Equal Weight ETF	S&P MidCap 400® Equal Weight Index
Guggenheim S&P SmallCap 600® Equal Weight ETF	S&P SmallCap 600® Equal Weight Index
Guggenheim S&P 100® Equal Weight ETF	S&P 100® Equal Weight Index
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	S&P 500® Equal Weight Index Consumer Discretionary
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	S&P 500® Equal Weight Index Consumer Staples
Guggenheim S&P 500® Equal Weight Energy ETF	S&P 500® Equal Weight Index Energy
Guggenheim S&P 500® Equal Weight Financials ETF	S&P 500® Equal Weight Index Financials
Guggenheim S&P 500® Equal Weight Health Care ETF	S&P 500® Equal Weight Index Health Care
Guggenheim S&P 500® Equal Weight Industrials ETF	S&P 500® Equal Weight Index Industrials
Guggenheim S&P 500® Equal Weight Materials ETF	S&P 500® Equal Weight Index Materials
Guggenheim S&P 500® Equal Weight Real Estate ETF	S&P 500® Equal Weight Real Estate Index
Guggenheim S&P 500® Equal Weight Technology ETF	S&P 500® Equal Weight Index Information Technology
Guggenheim S&P 500® Equal Weight Utilities ETF	S&P 500® Equal Weight Index Telecommunication Services and Utilities

The Funds seek to achieve their objective by investing in common stocks or exchange-traded funds (“ETFs”), where applicable, that comprise the Underlying Index. The Funds use a “replication” strategy to track the Underlying Index. Replication refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Funds operate as index funds and are not actively managed. Adverse performance of a security in the Funds’ portfolio will ordinarily not result in the elimination of the security from the Funds’ portfolio.

The Funds issue and redeem shares on a continuous basis, at net asset value per share (“NAV”), only in aggregation of 50,000 shares (100,000 shares for the Guggenheim MSCI Emerging Markets Equal Country Weight ETF) called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

The Funds invest in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides administrative services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities; RFS ceased to be an affiliate of GI as of October 4, 2016, when it was acquired by MUFG Investor Services. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Funds.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of

GUGGENHEIM ETFs ANNUAL REPORT | 105

NOTES TO FINANCIAL STATEMENTS (continued)

representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

The Funds invest in money market mutual funds, which are valued at their NAV.

ETFs are valued at the last quoted sales price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

B. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments insecurities at the fiscal period end, resulting from changes in exchange rates.

C. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

106 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

D. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.31% at October 31, 2016.

F. The Fund may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of GI, liquidity or other considerations so warrant.

G. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Capital

There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Funds. The minimum transaction fees are:

Fund	Minimum Transaction Fee
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$6,000
Guggenheim S&P MidCap 400® Equal Weight ETF	2,000
Guggenheim S&P SmallCap 600® Equal Weight ETF	3,000
Guggenheim S&P 100® Equal Weight ETF	500
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	750
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	500
Guggenheim S&P 500® Equal Weight Energy ETF	500
Guggenheim S&P 500® Equal Weight Financials ETF	750
Guggenheim S&P 500® Equal Weight Health Care ETF	500
Guggenheim S&P 500® Equal Weight Industrials ETF	500
Guggenheim S&P 500® Equal Weight Materials ETF	500
Guggenheim S&P 500® Equal Weight Real Estate ETF	500
Guggenheim S&P 500® Equal Weight Technology ETF	750
Guggenheim S&P 500® Equal Weight Utilities ETF	500

3. Fees and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Funds to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Funds.

Fund	Advisory Fee
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	0.70%
Guggenheim S&P MidCap 400® Equal Weight ETF	0.40%
Guggenheim S&P SmallCap 600® Equal Weight ETF	0.40%
Guggenheim S&P 100® Equal Weight ETF	0.40%
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	0.40%
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	0.40%
Guggenheim S&P 500® Equal Weight Energy ETF	0.40%
Guggenheim S&P 500® Equal Weight Financials ETF	0.40%
Guggenheim S&P 500® Equal Weight Health Care ETF	0.40%
Guggenheim S&P 500® Equal Weight Industrials ETF	0.40%
Guggenheim S&P 500® Equal Weight Materials ETF	0.40%
Guggenheim S&P 500® Equal Weight Real Estate ETF	0.40%
Guggenheim S&P 500® Equal Weight Technology ETF	0.40%
Guggenheim S&P 500® Equal Weight Utilities ETF	0.40%

GUGGENHEIM ETFs ANNUAL REPORT | 107

NOTES TO FINANCIAL STATEMENTS (continued)

GI pays all expenses of the Funds, including the cost of transfer agency, custody, fund administration, fund accounting, legal, audit and other services, except: interest, taxes, distribution fees or expenses, trustee fees (where applicable) and extraordinary expenses.

Under a Fund Administration Agreement with the Trust, MUIS provides various administrative and financial reporting services for the Funds. GI compensates MUIS directly for this service.

Under a Fund Accounting Agreement with the Trust, BNYMellon maintains the books and records of the Funds. Under a Custodian Agreement with the Trust, BNYMellon maintains cash, securities and other assets of the Funds in a separate account for the Funds, keeps all necessary accounts and records, and provides other services. BNYMellon is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYMellon acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates BNYMellon directly for the foregoing services.

For the Guggenheim MSCI Emerging Markets Equal Country Weight ETF, GI has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, dividends on securities sold short, distribution fees and expenses, and extraordinary expenses (“Excluded Expenses”)) plus Acquired Fund Fees and Expense borne indirectly, from exceeding 0.70% of the Fund’s average daily net assets until February 28, 2017. This agreement may be terminated only with the approval of the Fund’s Board. In any event, this undertaking will continue until at least February 28, 2017.

The Funds have adopted a Distribution Plan (the “Plan”) that allows the Funds to pay distribution fees to GFD and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Funds.

Certain trustees and officers of the Trust are also officers of GI and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	— quoted prices in active markets for identical securities.

Level 2	— other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3	— significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Portfolio Securities Loaned

Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is held in a separately managed account established for each respective Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of each Fund. The separately managed accounts invest in short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or

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NOTES TO FINANCIAL STATEMENTS (continued)

a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds are disclosed on the Statements of Operations.

At October 31, 2016, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral	Non-Cash Collateral	Total Collateral
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$528,505	$395,137	$147,094	$542,231
Guggenheim S&P MidCap 400® Equal Weight ETF	14,392,815	8,074,696	6,745,294	14,819,990
Guggenheim S&P SmallCap 600® Equal Weight ETF	4,557,246	3,184,518	1,513,387	4,697,905
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	12,410,755	7,238,797	5,366,392	12,605,189
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	18,121,244	243,818	18,722,859	18,966,677
Guggenheim S&P 500® Equal Weight Energy ETF	16,365,754	10,272,586	7,283,040	17,555,626
Guggenheim S&P 500® Equal Weight Health Care ETF	19,376,879	—	20,000,896	20,000,896
Guggenheim S&P 500® Equal Weight Industrials ETF	9,894,534	2,566,847	7,555,117	10,121,964
Guggenheim S&P 500® Equal Weight Materials ETF	7,998,039	2,745,208	5,418,976	8,164,184
Guggenheim S&P 500® Equal Weight Real Estate ETF	1,722,302	—	1,741,308	1,741,308
Guggenheim S&P 500® Equal Weight Technology ETF	50,843,814	30,606,327	21,313,031	51,919,358
Guggenheim S&P 500® Equal Weight Utilities ETF	11,213,104	5,705,305	6,822,883	12,528,188

The following represents a breakdown of the collateral for the joint repurchase agreements at October 31, 2016:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Citigroup Global Markets, Inc. 0.34% Due 11/01/16	$16,884,149	$16,884,149	Various U.S. Government obligations and U.S. Government agency securities	$23,943,491	$17,223,696

BNP Paribas Securities Corp. 0.34% Due 11/01/16	16,390,331	16,390,331	Various U.S. Government obligations and U.S. Government agency securities	58,347,880	16,718,138

Merrill Lynch, Pierce, Fenner & Smith, Inc. 0.33% Due 11/01/16	16,390,331	16,390,331	Various U.S. Government obligations and U.S. Government agency securities	23,233,850	16,718,138

HSBC Securities (USA), Inc. 0.30% Due 11/01/16	16,390,331	16,390,331	Various U.S. Government obligations and U.S. Government agency securities	44,307,013	16,718,233

Credit Suisse Securities (USA), LLC 0.31% Due 11/01/16	4,832,960	4,832,960	Various U.S. Government obligations and U.S. Government agency securities	3,811,525	4,954,441

Merrill Lynch, Pierce, Fenner & Smith, Inc. 0.31% Due 11/01/16	145,137	145,137	Various U.S. Government obligations and U.S. Government agency securities	139,373	148,161

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NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

6. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended October 31, 2016, the following capital loss carryforward amounts were expired or used:

Fund	Expired	Utilized	Total
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	$800,018	$—	$800,018
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	11,426	135,768	147,194
Guggenheim S&P 500® Equal Weight Financials ETF	1,417,769	—	1,417,769
Guggenheim S&P 500® Equal Weight Utilities ETF	—	315,550	315,550

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

Fund	Ordinary Income	Return of Capital	Total Distributions
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$257,333	$—	$257,333
Guggenheim S&P MidCap 400® Equal Weight ETF	1,282,647	—	1,282,647
Guggenheim S&P SmallCap 600® Equal Weight ETF	343,398	—	343,398
Guggenheim S&P 100® Equal Weight ETF	11,925	—	11,925
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	1,560,723	—	1,560,723
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	11,421,201	—	11,421,201
Guggenheim S&P 500® Equal Weight Energy ETF	3,414,412	—	3,414,412
Guggenheim S&P 500® Equal Weight Financials ETF	3,197,168	44,777,358	47,974,526
Guggenheim S&P 500® Equal Weight Health Care ETF	2,529,726	—	2,529,726
Guggenheim S&P 500® Equal Weight Industrials ETF	1,434,252	—	1,434,252
Guggenheim S&P 500® Equal Weight Materials ETF	1,136,509	—	1,136,509
Guggenheim S&P 500® Equal Weight Real Estate ETF	66,011	—	66,011
Guggenheim S&P 500® Equal Weight Technology ETF	11,574,847	—	11,574,847
Guggenheim S&P 500® Equal Weight Utilities ETF	6,269,737	—	6,269,737

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

Fund	Ordinary Income	Return of Capital	Long-Term Capital Gain	Total Distributions
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$256,801	$—	$—	$256,801
Guggenheim S&P MidCap 400® Equal Weight ETF (formerly known as Guggenheim Russell MidCap® Equal Weight ETF)	1,988,010	121,017	—	2,109,027
Guggenheim S&P SmallCap 600® Equal Weight ETF (formerly known as Guggenheim Russell 2000® Equal Weight ETF)	544,593	29,410	—	574,003
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	2,049,799	—	—	2,049,799
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	4,938,435	—	—	4,938,435
Guggenheim S&P 500® Equal Weight Energy ETF	3,174,568	—	—	3,174,568
Guggenheim S&P 500® Equal Weight Financials ETF	3,019,133	198,204	—	3,217,337
Guggenheim S&P 500® Equal Weight Health Care ETF	2,938,855	—	—	2,938,855
Guggenheim S&P 500® Equal Weight Industrials ETF	1,865,867	42,175	—	1,908,042
Guggenheim S&P 500® Equal Weight Materials ETF	1,098,723	—	—	1,098,723
Guggenheim S&P 500® Equal Weight Real Estate ETF	8,313	—	—	8,313
Guggenheim S&P 500® Equal Weight Technology ETF	10,224,817	617,780	—	10,842,597
Guggenheim S&P 500® Equal Weight Utilities ETF	5,791,076	—	—	5,791,076

The tax character of distributable earnings/(accumulated losses) at October 31, 2016 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$12,555	$—	$(4,393,319)	$(591,230)	$(4,971,994)
Guggenheim S&P MidCap 400® Equal Weight ETF	152,420	—	(14,701,880)	6,966,941	(7,582,519)
Guggenheim S&P SmallCap 600® Equal Weight ETF	21,321	—	(13,241,560)	2,466,020	(10,754,219)
Guggenheim S&P 100® Equal Weight ETF	6,244	—	—	4,577	10,821
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	156,494	—	(7,985,555)	(12,249,649)	(20,078,710)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	1,123,753	—	(5,500,069)	889,094	(3,487,222)
Guggenheim S&P 500® Equal Weight Energy ETF	100,794	—	(56,512,658)	(16,465,463)	(72,877,327)
Guggenheim S&P 500® Equal Weight Financials ETF	—	—	(11,357,861)	(2,560,060)	(13,917,921)
Guggenheim S&P 500® Equal Weight Health Care ETF	292,295	—	(16,827,217)	(40,342,616)	(56,877,538)
Guggenheim S&P 500® Equal Weight Industrials ETF	235,634	—	(4,642,263)	(2,757,293)	(7,163,922)
Guggenheim S&P 500® Equal Weight Materials ETF	94,609	—	(6,855,141)	(6,364,203)	(13,124,735)
Guggenheim S&P 500® Equal Weight Real Estate ETF	193,598	—	—	(1,690,182)	(1,496,584)
Guggenheim S&P 500® Equal Weight Technology ETF	634,073	—	(23,767,825)	44,655,077	21,521,325
Guggenheim S&P 500® Equal Weight Utilities ETF	528,629	—	(3,602,616)	(6,535,715)	(9,609,702)

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NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2016, capital loss carryforwards for the Funds were as follows:

				Unlimited
Fund	Expires in 2017	Expires in 2018	Expires in 2019	Short-Term	Long-Term	Remaining Capital Loss Carryforward
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$—	$—	$(18,800)	$(1,274,616)	$(3,099,903)	$(4,393,319)
Guggenheim S&P MidCap 400® Equal Weight ETF	—	—	—	(6,852,211)	(7,849,669)	(14,701,880)
Guggenheim S&P SmallCap 600® Equal Weight ETF	—	—	(259,648)	(7,098,985)	(5,882,927)	(13,241,560)
Guggenheim S&P 100® Equal Weight ETF	—	—	—	—	—	—
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	(1,981,333)	—	—	(1,619,882)	(4,384,340)	(7,985,555)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	(195,890)	—	(61,000)	(1,853,988)	(3,389,191)	(5,500,069)
Guggenheim S&P 500® Equal Weight Energy ETF	(1,743,348)	(393,314)	(128,371)	(14,834,728)	(39,412,897)	(56,512,658)
Guggenheim S&P 500® Equal Weight Financials ETF	(4,062,086)	(376,840)	—	(2,268,236)	(4,650,699)	(11,357,861)
Guggenheim S&P 500® Equal Weight Health Care ETF	—	—	—	(3,687,204)	(13,140,013)	(16,827,217)
Guggenheim S&P 500® Equal Weight Industrials ETF	(1,121,641)	—	—	(386,672)	(3,133,950)	(4,642,263)
Guggenheim S&P 500® Equal Weight Materials ETF	(576,552)	—	—	(481,684)	(5,796,905)	(6,855,141)
Guggenheim S&P 500® Equal Weight Real Estate ETF	—	—	—	—	—	—
Guggenheim S&P 500® Equal Weight Technology ETF	(2,331,453)	—	—	(4,656,598)	(16,779,774)	(23,767,825)
Guggenheim S&P 500® Equal Weight Utilities ETF	—	—	—	(1,414,857)	(2,187,759)	(3,602,616)

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NOTES TO FINANCIAL STATEMENTS (continued)

In order to present paid-in-capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on the net assets or NAV. The most significant of these adjustments are for net capital gains (losses) resulting from in-kind redemptions, in-kind distributions, equalization debits, passive foreign investment company adjustments, expiring losses, excise tax paid, dividend reclasses, foreign currency reclasses, return of capital investments and adjustments on the disposition of REITs. For the year ended October 31, 2016, the adjustments for the Funds were as follows:

Fund	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$(1,454)	$1,592	$(138)
Guggenheim S&P MidCap 400® Equal Weight ETF	10,698,943	115,563	(10,814,506)
Guggenheim S&P SmallCap 600® Equal Weight ETF	4,965,474	61,366	(5,026,840)
Guggenheim S&P 100® Equal Weight ETF	67,589	2,017	(69,606)
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	(2,194,168)	(1)	2,194,169
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	68,275,477	11,122	(68,286,599)
Guggenheim S&P 500® Equal Weight Energy ETF	14,307,054	—	(14,307,054)
Guggenheim S&P 500® Equal Weight Financials ETF	(651,855)	109,676	542,179
Guggenheim S&P 500® Equal Weight Health Care ETF	14,314,217	127,195	(14,441,412)
Guggenheim S&P 500® Equal Weight Industrials ETF	4,447,548	48,030	(4,495,578)
Guggenheim S&P 500® Equal Weight Materials ETF	4,001,112	1,449	(4,002,561)
Guggenheim S&P 500® Equal Weight Real Estate ETF	243,208	61,571	(304,779)
Guggenheim S&P 500® Equal Weight Technology ETF	59,446,368	657,847	(60,104,215)
Guggenheim S&P 500® Equal Weight Utilities ETF	10,261,836	342,307	(10,604,143)

At October 31, 2016, the identified cost of investments in securities owned by each Fund for Federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain/(Loss)
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$12,638,968	$1,062,865	$(1,653,903)	$(591,038)
Guggenheim S&P MidCap 400® Equal Weight ETF	91,030,235	11,878,145	(4,911,204)	6,966,941
Guggenheim S&P SmallCap 600® Equal Weight ETF	34,693,726	5,104,695	(2,638,675)	2,466,020
Guggenheim S&P 100® Equal Weight ETF	2,623,306	86,086	(81,509)	4,577
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	87,947,174	2,230,486	(14,480,135)	(12,249,649)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	612,521,855	25,384,641	(24,495,547)	889,094
Guggenheim S&P 500® Equal Weight Energy ETF	225,797,663	11,974,983	(28,440,446)	(16,465,463)
Guggenheim S&P 500® Equal Weight Financials ETF	117,149,887	4,234,082	(6,794,142)	(2,560,060)
Guggenheim S&P 500® Equal Weight Health Care ETF	518,706,751	18,545,172	(58,887,787)	(40,342,615)
Guggenheim S&P 500® Equal Weight Industrials ETF	132,423,270	5,231,958	(7,989,251)	(2,757,293)
Guggenheim S&P 500® Equal Weight Materials ETF	93,541,526	2,910,851	(9,275,054)	(6,364,203)
Guggenheim S&P 500® Equal Weight Real Estate ETF	37,820,129	170,085	(1,860,266)	(1,690,181)
Guggenheim S&P 500® Equal Weight Technology ETF	901,879,662	82,051,162	(37,396,085)	44,655,077
Guggenheim S&P 500® Equal Weight Utilities ETF	222,798,120	6,098,564	(12,634,279)	(6,535,715)

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Investment Transactions

For the year ended October 31, 2016, the Funds had investments transactions in-kind associated with subscriptions and redemptions as follows:

Fund	Subscriptions	Redemptions
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$—	$—
Guggenheim S&P MidCap 400® Equal Weight ETF	20,402,717	62,534,969
Guggenheim S&P SmallCap 600® Equal Weight ETF	9,455,060	19,399,858
Guggenheim S&P 100® Equal Weight ETF	3,762,528	1,251,687
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	8,711,592	102,357,956
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	568,423,277	531,199,109
Guggenheim S&P 500® Equal Weight Energy ETF	82,366,769	76,532,931
Guggenheim S&P 500® Equal Weight Financials ETF	101,165,512	122,087,144
Guggenheim S&P 500® Equal Weight Health Care ETF	194,218,398	263,858,384
Guggenheim S&P 500® Equal Weight Industrials ETF	98,200,791	68,776,836
Guggenheim S&P 500® Equal Weight Materials ETF	66,547,749	41,220,090
Guggenheim S&P 500® Equal Weight Real Estate ETF	47,967,642	13,272,766
Guggenheim S&P 500® Equal Weight Technology ETF	545,804,530	433,072,990
Guggenheim S&P 500® Equal Weight Utilities ETF	181,913,141	113,384,538

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	$1,186,163	$1,394,719
Guggenheim S&P MidCap 400® Equal Weight ETF	99,731,499	99,688,247
Guggenheim S&P SmallCap 600® Equal Weight ETF	37,700,856	37,707,941
Guggenheim S&P 100® Equal Weight ETF	132,533	89,662
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	32,071,633	31,779,695
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	112,001,300	111,517,586
Guggenheim S&P 500® Equal Weight Energy ETF	78,812,826	78,588,640
Guggenheim S&P 500® Equal Weight Financials ETF	82,356,901	126,119,620
Guggenheim S&P 500® Equal Weight Health Care ETF	144,664,878	145,293,606
Guggenheim S&P 500® Equal Weight Industrials ETF	23,627,323	23,614,870
Guggenheim S&P 500® Equal Weight Materials ETF	18,379,343	18,679,757
Guggenheim S&P 500® Equal Weight Real Estate ETF	1,048,855	835,206
Guggenheim S&P 500® Equal Weight Technology ETF	176,353,403	176,101,117
Guggenheim S&P 500® Equal Weight Utilities ETF	45,512,036	45,504,825

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended October 31, 2016, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Loss
Guggenheim S&P MidCap 400® Equal Weight ETF	$—	$201,608	$(10,411)
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	—	681,684	(11,821)
Guggenheim S&P 500® Equal Weight Financials ETF	267,652	—	—
Guggenheim S&P 500® Equal Weight Real Estate ETF	13,904	—	—
Guggenheim S&P 500® Equal Weight Technology ETF	1,701,452	—	—

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NOTES TO FINANCIAL STATEMENTS (continued)

8. Legal Proceedings

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex ETF Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including Rydex ETF Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex ETF Trust has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 12-0063 (S.D.N.Y.). In the SLCFC actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Rydex ETF Trust, filed a joint brief in opposition to the petition for writ of certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

None of these lawsuits alleges any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Guggenheim S&P 500 Equal Weight Consumer Discretionary Fund (the “Fund”). The value of the proceeds received by the foregoing Fund was $249,481. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

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NOTES TO FINANCIAL STATEMENTS (concluded)

9. Fund Changes

At a meeting held on October 14, 2015, the Adviser recommended and the Board of the Trust approved the following changes to the following Funds:

A.

The Underlying Index for the Guggenheim Russell MidCap® Equal Weight ETF (ticker EWRM) will change from the Russell MidCap® Equal Weight Index to the S&P MidCap 400® Equal Weight Index. In connection with the change in the Fund’s Underlying Index, the Board also approved changing the Fund’s name and ticker to Guggenheim S&P MidCap 400® Equal Weight ETF (new ticker EWMC). The changes in index, Fund name and Fund ticker became effective on January 27, 2016.

B.

The Underlying Index for the Guggenheim Russell 2000® Equal Weight ETF (ticker EWRS) will change from the Russell 2000® Equal Weight Index to the S&P SmallCap 600® Equal Weight Index. In connection with the change in the Fund’s Underlying Index, the Board also approved changing the Fund’s name and ticker to Guggenheim S&P SmallCap 600® Equal Weight ETF (new ticker EWSC). The changes in index, Fund name and Fund ticker became effective on January 27, 2016.

10. Special In-Kind Distribution

After the close of business on September 16, 2016 (the “Rebalance Date”), the S&P Dow Jones Indices reconstituted the S&P 500® Equal Weight Index Financials (the “Index”), the underlying index for the Guggenheim S&P 500® Equal Weight Financials ETF (“RYF”), by eliminating the stocks of companies involved in the real estate industry (including real estate investment trusts (“REITs”) other than mortgage REITs) (“Real Estate Stocks”). To effectuate a corresponding change to RYF’s portfolio, RYF replaced its Real Estate Stock holdings with shares of the Guggenheim S&P 500® Equal Weight Real Estate ETF (“EWRE”) on the Rebalance Date. After market close on the Rebalance Date (and effective at market open on September 19, 2016, ex-dividend date), RYF made an in-kind distribution of its shares of EWRE (0.50 shares of EWRE for each share of RYF owned, with a value of $13.402661 per share of RYF owned), plus a small amount of cash for fractional shares, to shareholders of RYF such that, following the distribution, RYF continued to hold stocks included in the reconstituted Index in accordance with its principal investment strategies.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim MSCI Emerging Markets Equal Country Weight ETF, Guggenheim S&P MidCap 400® Equal Weight ETF, Guggenheim S&P SmallCap 600® Equal Weight ETF, Guggenheim S&P 100® Equal Weight ETF, Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF, Guggenheim S&P 500® Equal Weight Consumer Staples ETF, Guggenheim S&P 500® Equal Weight Energy ETF, Guggenheim S&P 500® Equal Weight Financials ETF, Guggenheim S&P 500® Equal Weight Health Care ETF, Guggenheim S&P 500® Equal Weight Industrials ETF, Guggenheim S&P 500® Equal Weight Materials ETF, Guggenheim S&P 500® Equal Weight Real Estate ETF, Guggenheim S&P 500® Equal Weight Technology ETF, and Guggenheim S&P 500® Equal Weight Utilities ETF (fourteen of the series constituting the Rydex ETF Trust) (the “Funds”) as of October 31, 2016, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (fourteen of the series constituting the Rydex ETF Trust) at October 31, 2016, the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
December 22, 2016

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend Received Deduction
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	4.80%
Guggenheim S&P MidCap 400® Equal Weight ETF	94.39%
Guggenheim S&P SmallCap 600® Equal Weight ETF	100.00%
Guggenheim S&P 100® Equal Weight ETF	92.19%
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	100.00%
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	100.00%
Guggenheim S&P 500® Equal Weight Energy ETF	99.49%
Guggenheim S&P 500® Equal Weight Financials ETF	67.73%
Guggenheim S&P 500® Equal Weight Health Care ETF	100.00%
Guggenheim S&P 500® Equal Weight Industrials ETF	100.00%
Guggenheim S&P 500® Equal Weight Materials ETF	100.00%
Guggenheim S&P 500® Equal Weight Technology ETF	93.38%
Guggenheim S&P 500® Equal Weight Utilities ETF	100.00%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Guggenheim MSCI Emerging Markets Equal Country Weight ETF	72.89%
Guggenheim S&P MidCap 400® Equal Weight ETF	97.26%
Guggenheim S&P SmallCap 600® Equal Weight ETF	100.00%
Guggenheim S&P 100® Equal Weight ETF	95.63%
Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	100.00%
Guggenheim S&P 500® Equal Weight Consumer Staples ETF	100.00%
Guggenheim S&P 500® Equal Weight Energy ETF	100.00%
Guggenheim S&P 500® Equal Weight Financials ETF	72.84%
Guggenheim S&P 500® Equal Weight Health Care ETF	100.00%
Guggenheim S&P 500® Equal Weight Industrials ETF	100.00%
Guggenheim S&P 500® Equal Weight Materials ETF	100.00%
Guggenheim S&P 500® Equal Weight Technology ETF	100.00%
Guggenheim S&P 500® Equal Weight Utilities ETF	100.00%

For the fiscal year ending October 31, 2016, Guggenheim MSCI Emerging Markets Equal Country Weight ETF earned gross income derived from foreign sources totaling $304,092. The Guggenheim MSCI Emerging Markets Equal Country Weight ETF paid foreign taxes totaling $37,341 for the fiscal year and may pass these taxes through to shareholders, who may be able to claim them as a foreign tax credit.

With respect to the taxable year ended October 31, 2016, Guggenheim S&P 500® Equal Weight Real Estate ETF hereby designates as capital gain dividends $27,307 using proceeds from shareholder redemptions, or, if subsequently determined to be different, the net capital gain of such year.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(continued)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Continuation of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex ETF Trust (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 19, 2016, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and the Advisor applicable to each series of the Trust except for the Guggenheim S&P 100® Equal Weight ETF (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 26, 2016 (together, with the May 19 meeting, the “Meetings”).

Prior to reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from Fund counsel regarding the responsibilities of the Board with respect to the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s investment management personnel; (c) the Advisor’s operations and financial condition; (d) the Advisor’s brokerage practices (including any soft dollar arrangements) and the variety and complexity of its investment strategies; (e) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale and the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (f) each Fund’s overall fees and operating expenses compared with those of similar funds; (g) the level of the Advisor’s profitability from its Fund-related operations; (h) the Advisor’s compliance processes and systems; (i) the Advisor’s compliance policies and procedures; (j) the Advisor’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with that of similar funds and/or appropriate benchmarks. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the services that it provides to the Funds; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

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OTHER INFORMATION (Unaudited)(continued)

●

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

●

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies) that should be reviewed in context. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. The Board also discussed the correlation between a Fund’s assets under management and tracking error, noting that a Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Fund’s size. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

●

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board noted that the Advisor had contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, extraordinary expenses, distribution fees, and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. In addition to those expenses listed above, the Board noted that for the Guggenheim S&P 500® Equal Weight ETF and each Guggenheim S&P 500® Equal Weight Sector ETF (with the exception of the Guggenheim S&P 500® Equal Weight Real Estate ETF), the Advisor also had contractually agreed to pay expenses of the Independent Trustees (including any Trustees’ counsel fees). The Board also analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. . Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

●

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. The Board noted that the Investment Advisory Agreement did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Advisor’s assertion that future economies of scale had been taken into consideration by fixing relatively low advisory fees for the Funds, effectively sharing the benefits of lower fees with the Funds from inception. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

●

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Fund, including any soft dollar usage by the Advisor and any intangible benefits. In particular, the Board considered the nature, extent, quality, and cost of certain

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OTHER INFORMATION (Unaudited)(continued)

distribution services performed by the Advisor’s affiliate under the distribution agreement and the Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliates’ commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

Board Considerations in Approving the Investment Advisory Agreement for the Guggenheim S&P 100® Equal Weight ETF

The Board of the Trust, including the Independent Trustees, attended an in-person meeting held on February 25, 2016 (the “February Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval of the investment advisory agreement (the “OEW Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to the Guggenheim S&P 100® Equal Weight ETF, a new series of the Trust (the “OEW Fund”). The Board unanimously approved the OEW Investment Advisory Agreement based on the Board’s review of qualitative and quantitative information provided by the Advisor.

Prior to reaching the conclusion to approve the OEW Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the OEW Investment Advisory Agreement. In addition, the Board received a memorandum from Fund counsel regarding the responsibilities of the Board with respect to the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Independent Trustees also carefully considered information that they had received about the Advisor throughout the year as part of their regular oversight of the other series of the Trust. At the May Meeting, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the OEW Fund’s proposed fees and expenses relative to the fees and expenses of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the February Meeting, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the investment advisory and other services to be provided by the Advisor; (b) the Advisor’s investment management personnel; (c) the Advisor’s operations and financial condition; (d) the expected benefits (such as soft dollars, if any) derived by the Advisor and its affiliates from their relationship with the OEW Fund; (e) a comparison of the OEW Fund’s projected advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (f) the OEW Fund’s expected overall fees and operating expenses compared with those of similar funds; (g) the Advisor’s compliance processes and systems; (h) the Advisor’s compliance policies and procedures; and (i) the Advisor’s reputation, expertise and resources in the financial markets; and (j) the Advisor’s performance with respect to existing similar Funds. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the February Meeting, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the OEW Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the services that it will provide to the OEW Fund; and (c) agreed to approve the OEW Investment Advisory Agreement based upon the following considerations, among others:

●

Nature, Extent and Quality of Services Provided by the Advisor. The Board reviewed the scope of services to be provided by the Advisor under the OEW Investment Advisory Agreement and determined that the Advisor was capable of providing high quality advisory services to the OEW Fund, as indicated by the nature and quality of services provided by the Advisor in the past, the firm’s management capabilities, the professional qualifications and experience of its portfolio managers, and its investment and management oversight processes. Based on the foregoing, the Trustees determined that the approval of the OEW Investment Advisory Agreement would enable shareholders of the Fund to receive high quality services at a cost that was appropriate and reasonable.

●

Fund Expenses and Performance of the OEW Fund and the Advisor. As the OEW Fund had not yet commenced operations, the Board was not able to review the OEW Fund’s performance. However, the Board considered the Advisor’s track record of successfully managing funds that seek to track the performance of a benchmark and determined that the Advisor would have the capabilities, resources, and personnel necessary to provide the OEW Fund with a reasonable potential for positive performance. The Board also reviewed statistical information provided by the Advisor regarding the OEW Fund’s proposed expense ratio components. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare a report to help the Board compare the OEW

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OTHER INFORMATION (Unaudited)(concluded)

Fund’s fees and expenses to those of comparable funds in the OEW Fund’s peer group, and the broader peer universe, as determined by FUSE. In the report, the OEW Fund’s proposed expense ratio components, including advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise the OEW Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the OEW Fund and its peer funds (e.g., specific differences in principal investment strategies) that should be reviewed in context. The Board also discussed the correlation between assets under management and tracking error, noting that the OEW Fund’s ability to replicate its underlying index rather than employ representative sampling will depend, in part, upon the OEW Fund’s size. Based on the foregoing, the Board determined that the proposed advisory fee to be paid by the OEW Fund is reasonable in relation to the nature and quality of the services to be provided by the Advisor.

●

Costs of Services Provided to the OEW Fund and Profits Realized by the Advisor and its Affiliates. The Board noted that the Advisor had contractually agreed to pay all operating expenses of the OEW Fund, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, extraordinary expenses, distribution fees, and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and expenses of the Independent Trustees (including any Trustees’ counsel fees). With respect to the cost of advisory services provided and the Advisor’s profitability, the Board concluded that it was too early to predict the profitability of the OEW Fund to the Advisor, but noted that they would monitor the Advisor’s profitability with respect to the OEW Fund after the OEW Fund commenced operations.

●

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the OEW Fund’s asset levels. The Board noted that because the OEW Fund had not yet commenced operations, there were as of now, no economies of scale to share with shareholders. The Board also considered the Advisor’s statements that it would consider the introduction of breakpoints in the future and noted that it intends to continue monitoring the existence of economies of scale as the OEW Fund grows in size.

●

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the OEW Fund, including any soft dollar usage by the Advisor and any intangible benefits. In particular, the Board considered the nature, extent, quality, and cost of certain distribution services to be performed by the Advisor’s affiliate and the fees to be paid to the Advisor’s affiliates for those services under the distribution agreement and the Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliates’ commitment to the OEW Fund, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the OEW Investment Advisory Agreement were reasonable, and that approval of the OEW Investment Advisory Agreement was in the best interests of the OEW Fund and its shareholders.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	232

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle***** (1959)	Trustee from August 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	135	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee and Member of the Audit Committee from 2003 to present; Member of the Governance and Nominating Committees from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	135	None.
J. Kenneth Dalton (1941)	Trustee from 2003 to present; Chairman and Member of the Audit Committee from 2003 to present; Member of the Governance and Nominating Committees from 2005 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	135	Epiphany Funds (4) (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee and Member of the Audit Committee from 2003 to present; Chairman of the Board from 2006 to 2014; Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	135	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present; Chairman and Member of the Compliance and Risk Oversight Committee from 2010 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	135	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	135	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 2003 to present; Chairman and Member of the Governance and Nominating Committees from 2005 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	135	None.
Sandra G.Sponem***** (1958)	Trustee from August 2016 to present.	Current: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-present).	135	None.

124 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Managing Director of Transparent Value, LLC (2015-present); Managing Director of Guggenheim Investments (2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

GUGGENHEIM ETFs ANNUAL REPORT | 125

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
*****	Mses. Brock-Kyle and Sponem commenced serving as independent Trustees effective August 18, 2016.

126 | GUGGENHEIM ETFs ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

GUGGENHEIM ETFs ANNUAL REPORT | 127

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10.31.2016

Guggenheim ETFs Funds Annual Report

XLG	Guggenheim S&P 500® Top 50 ETF
RPV	Guggenheim S&P 500® Pure Value ETF
RPG	Guggenheim S&P 500® Pure Growth ETF
RFV	Guggenheim S&P MidCap 400® Pure Value ETF
RFG	Guggenheim S&P MidCap 400® Pure Growth ETF
RZV	Guggenheim S&P SmallCap 600® Pure Value ETF
RZG	Guggenheim S&P SmallCap 600® Pure Growth ETF

GuggenheimInvestments.com	ETF2-ANN-1016x1017

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
FEES AND EXPENSES	5
MANAGER'S ANALYSIS	6
PORTFOLIO SUMMARY	7
SCHEDULES OF INVESTMENTS	21
STATEMENTS OF ASSETS AND LIABILITIES	39
STATEMENTS OF OPERATIONS	41
STATEMENTS OF CHANGES IN NET ASSETS	43
FINANCIAL HIGHLIGHTS	47
NOTES TO FINANCIAL STATEMENTS	54
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63
OTHER INFORMATION	64
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	69
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	73

GUGGENHEIM ETFs ANNUAL REPORT | 1

October 31, 2016

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our exchange-traded funds (“ETFs”) for the annual fiscal year ended October 31, 2016.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview, which follows this letter, followed by the Manager’s Analysis for each ETF.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
November 30, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Guggenheim S&P 500 Top 50® ETF may not be suitable for all investors. ● The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. ● In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● Unlike many investment companies, the Fund is not actively “managed.” This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. ● Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Fund’s performance to be less than you expect. ● Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained. ● The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

Pure style ETFs may not be suitable for all investors. The Funds are subject to the risk that large-, medium-, and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. ● In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Funds may lose money. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. ● Tracking error risk refers to the risk that the Advisor may not be able to cause the Funds’ performance to match or correlate to that of the Funds’ Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Funds’ performance to be less than you expect. ● Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Funds’ holdings. In addition, although the Funds’ shares are currently listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained. ● Each Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified Fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | GUGGENHEIM ETFs ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	October 31, 2016

Behind the performance numbers for the past 12 months are a multitude of events that unfolded throughout 2016, including a beginning-of-the-year recession scare, an increase in U.S. corporate default volume, several quarters of negative earnings growth, the British vote to exit the European Union, and stubbornly low inflation across the globe. Some might forget that in the first six weeks of the year U.S. corporate bonds suffered one of the worst selloffs since the financial crisis, or that the S&P 500 was down almost 11%. We continue to believe that the turnaround in market performance was a result of global central bank easing.

The surprise end to the fractious U.S. election season leaves many questions unanswered about the new administration, but as it relates to the economy we are particularly alert to the possible market impact of resurgent fiscal policy. We will learn more as we move through the transition of power, but in the meantime several market positives should support asset performance in the fourth quarter and into 2017. The domestic economy just turned in the highest growth rate in two years, early indications point to a strong Christmas selling season, corporate earnings are turning higher or recovering, and the energy sector is stabilizing with the oil market recovery.

U.S. real gross domestic product (“GDP”) was up 2.9% in the third quarter (revised higher to 3.2% in late November), up from 1.4% in the second quarter. We expect output to rise by around 2% on average in coming quarters, a bit faster than the trend rate over the past year, as drags from past dollar strength and an inventory adjustment cycle fade.

The labor market continues to strengthen, as seen in the impressive growth in the size of the labor force. In the year through October, the labor force participation rate increased by 0.3 percentage point while the unemployment rate declined by just 0.1 percentage point. The cyclical rise in participation has helped to keep the unemployment rate steady and stave off U.S. Federal Reserve (the “Fed”) rate hikes in 2016.

We believe it is highly likely the Fed will raise rates in December, and we expect policymakers to hike twice more in 2017. While this would be a bit faster than markets are now pricing in, it would still leave rates below levels prescribed by standard policy rules. President-elect Trump will have an opportunity to fill two open seats on the Board of Governors, though this should not affect Fed policy in the near term.

Fed Chair Yellen has spoken about temporarily running a “high-pressure economy”—one that enables robust business activity and a tight labor market—to offset persistent shortfalls in aggregate demand. If this is the case, before the expansion ends the Fed will likely allow unemployment to drop below 4%, and inflation to overshoot its 2% goal. This change in perspective, as well as the president-elect’s proposed changes to fiscal policy, accounts for why we are starting to see a backup in long-term interest rates, although global monetary policy intervention will likely continue to support bond prices.

Meanwhile, monetary policy divergence will continue to support the U.S. dollar. We expect the European Central Bank (“ECB”) to extend quantitative easing (“QE”) at the current pace of €80 billion per month in December, which will require adjustments to the program. In our view, the QE programs of the ECB and Bank of Japan (“BOJ”) will continue to buttress global sovereign debt and credit markets.

For the 12 months ended October 31, 2016, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 4.51%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.23%. The return of the MSCI Emerging Markets Index* was 9.27%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.37% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 10.14%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.31% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities (“MBS”) (agency fixed-rate and hybrid adjustable-rate mortgage (“ARM”), pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

GUGGENHEIM ETFs ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	October 31, 2016

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB +/BB + or below.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell Top 50® Mega Cap Index measures the performance of the largest companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies and represents approximately 98% of the investable U.S. equity market. The Mega Cap Index includes approximately 50 of the largest securities based on a combination of their market cap and current index membership and represents approximately 40% of the total market capitalization of the Russell 3000.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Top 50 Index measures the cap-weighted performance of 50 of the largest companies in the S&P 500® Index, reflecting U.S. mega-cap performance. Index constituents are weighted by float-adjusted market capitalization.

S&P 500® Pure Value Index is narrow in focus, containing only those stocks from the S&P 500® Index, that exhibit strong value characteristics, and weights them by style score. It is a complement to the S&P 500® Value Index, which consists of all value companies in the S&P 500 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio.

S&P 500® Pure Growth Index is narrow in focus, containing only those stocks from the S&P 500® Index, that exhibit strong growth characteristics, and weights them by style score. It is a complement to the S&P 500® Growth Index, which consists of all growth companies in the S&P 500 and measures growth across several risk factors, including sales growth, earnings change to price and momentum.

S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity universe and includes 400 domestic mid-cap stocks chosen for market capitalization, liquidity, and industry group representation.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400® Index companies with strong value characteristics. It is a complement to the S&P MidCap 400® Value Index, which consists of all value companies in the S&P 400 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio.

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400® Index companies with strong growth characteristics. It is a complement to the S&P MidCap 400® Growth Index, which consists of all growth companies in the S&P 400 and measures growth across several risk factors, including sales growth, earnings change to price and momentum.

S&P SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe and includes 600 domestic small-cap stocks chosen for market capitalization, liquidity, and industry group representation.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600® Index companies with strong value characteristics. It is a complement to the S&P SmallCap 600® Value Index, which consists of all value companies in the S&P 600 and measures value across several risk factors, including book value to price ratio, earnings to price ratio, and sales to price ratio.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600® Index companies with strong growth characteristics. It is a complement to the S&P SmallCap 600® Growth Index, which consists of all growth companies in the S&P 600 and measures growth across several risk factors, including sales growth, earnings change to price and momentum.

4 | GUGGENHEIM ETFs ANNUAL REPORT

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2016 and held for the six months ended October 31, 2016.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Expense Ratio[1]	Fund Return	Beginning Account Value April 30, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim S&P 500® Top 50 ETF	0.20%	4.40%	$ 1,000.00	$ 1,044.00	$ 1.03
Guggenheim S&P 500® Pure Value ETF	0.35%	1.73%	1,000.00	1,017.30	1.78
Guggenheim S&P 500® Pure Growth ETF	0.35%	4.31%	1,000.00	1,043.10	1.80
Guggenheim S&P MidCap 400® Pure Value ETF	0.35%	1.98%	1,000.00	1,019.80	1.78
Guggenheim S&P MidCap 400® Pure Growth ETF	0.35%	(1.32%)	1,000.00	986.80	1.75
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%	0.56%	1,000.00	1,005.60	1.77
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%	4.70%	1,000.00	1,047.00	1.81

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim S&P 500® Top 50 ETF	0.20%	5.00%	1,000.00	1,024.20	1.02
Guggenheim S&P 500® Pure Value ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P 500® Pure Growth ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P MidCap 400® Pure Value ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P MidCap 400® Pure Growth ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%	5.00%	1,000.00	1,023.44	1.79
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%	5.00%	1,000.00	1,023.44	1.79

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period April 30, 2016 to October 31, 2016.

GUGGENHEIM ETFs ANNUAL REPORT | 5

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

GUGGENHEIM S&P 500® TOP 50 ETF

Guggenheim S&P 500® Top 50 ETF (“XLG”) returned 4.99% for the one-year period ended October 31, 2016.

Prior to January 27, 2016, the Fund was known as the Guggenheim Russell Top 50® Mega Cap ETF and its benchmark was the Russell Top 50® Mega Cap Index. On January 27, 2016, the Fund’s benchmark became the S&P 500® Top 50 Index. A blend of the two benchmarks over the one-year period returned 1.11%.

The Information Technology sector was the largest contributor to the Fund’s performance, followed by Consumer Staples and Energy. The Health Care and Financials were the only sectors to detract from the Fund’s performance; the Materials sector contributed the least.

The top contributors to Fund return were Facebook, Inc.—Class A, Microsoft Corp., and Amazon.com. Inc. The largest detractors were Gilead Sciences, Inc., Allergan Plc, and Walt Disney Co.

Mega-cap stocks, as represented by the S&P 500® Top 50 Index, outpaced performance of large-cap stocks, but underperformed mid-cap stocks and small-cap stocks. Returns for the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600® were 4.51%, 6.26%, and 6.35%, respectively.

Cumulative Fund Performance: October 31, 2006 – October 31, 2016

Effective January 27, 2016, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the S&P 500 Top 50 Index. The Fund’s performance was previously compared to the Russell Top 50 Mega Cap Index. The S&P 500 Top 50 Blended Index uses performance data for the Russell Top 50 Mega Cap Index from 5/04/05 to 01/26/16 and the S&P 500 Top 50 Index from 01/27/16 to 10/31/16.

6 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)(concluded)	October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Top 50 ETF	4.99%	9.11%	13.18%	6.02%
S&P 500 Top 50 Blended Index	-0.34%	7.70%	13.08%	5.83%
Russell Top 50 Mega Cap Index	4.48%	9.05%	13.26%	6.13%
S&P 100 Index	4.26%	8.86%	13.47%	6.44%
S&P 500 Top 50 Index	N/A	N/A	N/A	N/A

The S&P 500 Top 50 Index incepted on 11/30/15. Therefore, the index returns for the time periods listed above are not available.

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 7

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

GUGGENHEIM S&P 500® TOP 50 ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Apple, Inc.	6.9%
Microsoft Corp.	5.2%
Exxon Mobil Corp.	3.9%
Johnson & Johnson	3.6%
Amazon.com, Inc.	3.5%
Facebook, Inc. — Class A	3.4%
Berkshire Hathaway, Inc. — Class B	3.1%
General Electric Co.	2.9%
JPMorgan Chase & Co.	2.8%
Alphabet, Inc. — Class A	2.7%
Top Ten Total	38.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

GUGGENHEIM S&P 500® PURE VALUE ETF

For the one-year period ended October 31, 2016, Guggenheim S&P 500® Pure Value ETF (“RPV”) returned 3.94%. Over the year, its benchmark, the S&P 500® Pure Value Index, posted a return of 4.34%.

For comparison, the S&P 500® Value Index returned 6.42% for the year.

For the period, RPV achieved a correlation of over 99% to its benchmark of the daily price movement of the S&P 500® Pure Value Index.

The Utilities sector was the largest contributor to the Fund’s performance during the period, followed by Industrials and Materials sectors. The Energy, Consumer Discretionary, and Health Care sectors were the largest detractors from the Fund’s performance.

Stocks contributing the most to the Fund’s return were Newmont Mining Corp., Tyson Foods, Inc.—Class A, and HP, Inc. Stocks detracting most from performance were Staples, Inc., GameStop Corp.—Class A, and Newfield Exploration Co.

Cumulative Fund Performance: October 31, 2006 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Pure Value ETF	3.94%	6.02%	15.05%	7.09%
S&P 500 Pure Value Index	4.34%	6.36%	15.48%	7.54%
S&P 500 Value Index	6.42%	7.25%	13.07%	5.03%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 9

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

GUGGENHEIM S&P 500® PURE VALUE ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
HP, Inc.	2.8%
Newmont Mining Corp.	2.3%
Archer-Daniels-Midland Co.	2.3%
NRG Energy, Inc.	2.1%
Leucadia National Corp.	1.8%
Quanta Services, Inc.	1.8%
Arconic, Inc.	1.8%
Jacobs Engineering Group, Inc.	1.7%
Best Buy Company, Inc.	1.7%
Exelon Corp.	1.7%
Top Ten Total	20.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

GUGGENHEIM S&P 500® PURE GROWTH ETF

For the one-year period ended October 31, 2016, Guggenheim S&P 500® Pure Growth ETF (“RPG”) returned -0.42%. Over the year, its benchmark, the S&P 500® Pure Growth Index, produced a return of -0.09%. For the period, RPG achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P 500® Growth Index returned 2.68% for the year.

The Information Technology, Consumer Staples, and Materials sectors contributed the most to the Fund’s performance. The Consumer Discretionary, Health Care, and Energy sectors were the largest detractors from the Fund’s performance.

Stocks contributing the most to the Fund’s return were NVIDIA Corp., Broadcom Ltd., and Facebook, Inc.—Class A. Stocks detracting most from performance were Regeneron Pharmaceuticals, Inc., Signet Jewelers Ltd., and Advance Auto Parts, Inc.

Cumulative Fund Performance: October 31, 2006 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Pure Growth ETF	-0.42%	8.15%	13.70%	9.47%
S&P 500 Growth Index	2.68%	10.21%	13.99%	8.27%
S&P 500 Pure Growth Index	-0.09%	8.53%	14.11%	9.86%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 11

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

GUGGENHEIM S&P 500® PURE GROWTH ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Facebook, Inc. — Class A	2.1%
NVIDIA Corp.	2.1%
Constellation Brands, Inc. — Class A	1.9%
Broadcom Ltd.	1.8%
Centene Corp.	1.8%
Electronic Arts, Inc.	1.8%
Amazon.com, Inc.	1.7%
Activision Blizzard, Inc.	1.6%
Ulta Salon Cosmetics & Fragrance, Inc.	1.6%
Expedia, Inc.	1.5%
Top Ten Total	17.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

For the one-year period ended October 31, 2016, Guggenheim S&P MidCap 400® Pure Value ETF (“RFV”) returned 6.65%. Over the year, its benchmark, the S&P MidCap 400® Pure Value Index, posted a 7.09% return. RFV achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P MidCap 400® Value Index returned 8.64% for the year.

The Materials, Utilities, and Industrials sectors were the largest contributors to the Fund’s performance. The Energy, Health Care, and Consumer Discretionary sectors were the largest detractors from the Fund’s performance.

Stocks contributing the most to the Fund’s return were Joy Global, Inc., Talen Energy Corp., and United States Steel Corp. SunEdison, Inc., Community Health Systems, Inc., and Ascena Retail Group, Inc. detracted the most from the Fund’s return.

Cumulative Fund Performance: October 31, 2006 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P MidCap 400® Pure Value ETF	6.65%	4.76%	13.04%	6.71%
S&P MidCap 400 Pure Value Index	7.09%	5.11%	13.50%	7.13%
S&P MidCap 400 Value Index	8.64%	7.04%	13.78%	7.58%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 13

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Joy Global, Inc.	4.3%
Talen Energy Corp.	3.1%
United States Steel Corp.	2.9%
Terex Corp.	2.1%
Computer Sciences Corp.	2.1%
KB Home	2.1%
Tech Data Corp.	2.0%
WPX Energy, Inc.	1.9%
Ingram Micro, Inc. — Class A	1.9%
Reliance Steel & Aluminum Co.	1.8%
Top Ten Total	24.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

14 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

For the one-year period ended October 31, 2016, Guggenheim S&P MidCap 400® Pure Growth ETF (“RFG”) returned -6.65%. Over the year, its benchmark, the S&P MidCap 400® Pure Growth Index, returned -6.36%. RFG achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P MidCap 400® Growth Index returned 3.68% for the year.

The Real Estate, Consumer Staples, and Materials sectors contributed the most to the Fund’s performance. The Consumer Discretionary, Information Technology, and Financials sectors detracted the most from the Fund’s performance.

Stocks contributing the most to return were MarketAxess Holdings, Inc., Post Holdings, Inc., and Convergys Corp. Stocks detracting the most from return were WisdomTree Investments, Inc., Synaptics, Inc., and Skechers U.S.A., Inc.—Class A.

Cumulative Fund Performance: October 31, 2006 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P MidCap 400® Pure Growth ETF	-6.65%	1.68%	8.36%	9.51%
S&P MidCap 400 Growth Index	3.68%	6.89%	11.99%	9.10%
S&P MidCap 400 Pure Growth Index	-6.36%	1.97%	8.67%	9.87%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 15

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Convergys Corp.	2.4%
ABIOMED, Inc.	2.4%
Alexander & Baldwin, Inc.	2.3%
MarketAxess Holdings, Inc.	2.1%
WebMD Health Corp. — Class A	2.0%
Post Holdings, Inc.	2.0%
ARRIS International plc	1.9%
Cirrus Logic, Inc.	1.8%
Skechers U.S.A., Inc. — Class A	1.8%
Ultimate Software Group, Inc.	1.8%
Top Ten Total	20.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

16 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

For the one-year period ended October 31, 2016, Guggenheim S&P SmallCap 600® Pure Value ETF (“RZV”) returned 5.50%. Over the year, its benchmark, the S&P SmallCap 600® Pure Value Index, returned 5.88%. RZV achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P SmallCap 600® Value Index returned 9.38% for the year.

The largest contributors to the Fund’s performance were the Materials, Industrials, and Information Technology sectors. The Consumer Discretionary, Health Care, and Energy sectors detracted the most from the Fund’s performance.

Century Aluminum Co., Chemours Co., and SPX Corp. contributed the most to the Fund’s return. Republic Airways Holdings, Inc., CIBER, Inc., and Hanger, Inc. were the largest detractors from the Fund’s return.

Cumulative Fund Performance: October 31, 2006 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P SmallCap 600® Pure Value ETF	5.50%	2.64%	12.26%	5.38%
S&P SmallCap 600 Pure Value Index	5.88%	2.98%	12.64%	5.60%
S&P SmallCap 600 Value Index	9.38%	6.07%	13.89%	6.79%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 17

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Century Aluminum Co.	2.6%
Orion Group Holdings, Inc.	1.9%
EZCORP, Inc. — Class A	1.9%
SPX Corp.	1.9%
SkyWest, Inc.	1.7%
Big 5 Sporting Goods Corp.	1.6%
Chemours Co.	1.6%
TTM Technologies, Inc.	1.6%
Archrock, Inc.	1.4%
Kelly Services, Inc. — Class A	1.4%
Top Ten Total	17.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

18 | GUGGENHEIM ETFs ANNUAL REPORT

MANAGER'S ANALYSIS (Unaudited)	October 31, 2016

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

For the one-year period ended October 31, 2016, Guggenheim S&P SmallCap 600® Pure Growth ETF (“RZG”) returned -2.20%. Over the year, its benchmark, the S&P SmallCap 600® Pure Growth Index, returned -2.01%. RZG achieved over 99% correlation to its benchmark on a daily basis.

For comparison, the S&P SmallCap 600® Growth Index returned 3.66% for the year.

The largest contributors to the Fund’s performance were the Information Technology, Health Care, and Real Estate sectors. The Financials, Industrials, and Energy sectors were the largest detractors from the Fund’s performance.

Cirrus Logic, Inc., Fabrinet, and Ebix, Inc. were the holdings contributing the most to the Fund’s return. Universal Insurance Holdings, Inc., LendingTree, Inc., and Lannett Company, Inc. were the largest detractors.

Cumulative Fund Performance: October 31, 2006 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P SmallCap 600® Pure Growth ETF	-2.20%	4.28%	11.35%	8.24%
S&P SmallCap 600 Growth Index	3.66%	6.16%	13.25%	8.60%
S&P SmallCap 600 Pure Growth Index	-2.01%	4.55%	11.67%	8.50%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

GUGGENHEIM ETFs ANNUAL REPORT | 19

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Supernus Pharmaceuticals, Inc.	1.7%
LogMeIn, Inc.	1.6%
LGI Homes, Inc.	1.5%
Fabrinet	1.5%
Ligand Pharmaceuticals, Inc. — Class B	1.5%
Depomed, Inc.	1.4%
First Midwest Bancorp, Inc.	1.3%
Dave & Buster's Entertainment, Inc.	1.3%
II-VI, Inc.	1.2%
PGT, Inc.	1.2%
Top Ten Total	14.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

20 | GUGGENHEIM ETFs ANNUAL REPORT

SCHEDULE OF INVESTMENTS	October 31, 2016
GUGGENHEIM S&P 500® TOP 50 ETF

	Shares	Value

COMMON STOCKS† - 99.7%

Consumer, Non-cyclical - 25.6%
Johnson & Johnson	176,962	$20,525,822
Procter & Gamble Co.	172,621	14,983,503
Pfizer, Inc.	392,340	12,441,101
Coca-Cola Co.	251,253	10,653,128
Merck & Company, Inc.	178,860	10,502,659
PepsiCo, Inc.	93,087	9,978,926
Philip Morris International, Inc.	100,343	9,677,079
UnitedHealth Group, Inc.	61,602	8,706,211
Altria Group, Inc.	126,380	8,356,246
Medtronic plc	89,386	7,331,440
Amgen, Inc.	48,406	6,832,991
Gilead Sciences, Inc.	85,359	6,284,983
AbbVie, Inc.	105,337	5,875,698
Bristol-Myers Squibb Co.	108,076	5,502,149
Allergan plc*	25,611	5,351,162
Celgene Corp.*	50,137	5,122,999
Total Consumer, Non-cyclical		148,126,097

Communications - 21.8%
Amazon.com, Inc.*	25,451	20,101,709
Facebook, Inc. — Class A*	150,254	19,681,771
Alphabet, Inc. — Class A*	19,071	15,445,603
Alphabet, Inc. — Class C*	19,114	14,995,698
AT&T, Inc.	397,925	14,639,661
Verizon Communications, Inc.	263,663	12,682,190
Cisco Systems, Inc.	325,332	9,981,186
Comcast Corp. — Class A	155,391	9,606,272
Walt Disney Co.	95,634	8,864,315
Total Communications		125,998,405

Technology - 17.8%
Apple, Inc.	348,536	39,572,777
Microsoft Corp.	504,037	30,201,897
Intel Corp.	306,011	10,670,604
International Business Machines Corp.	56,262	8,646,907
Oracle Corp.	194,667	7,479,106
QUALCOMM, Inc.	95,318	6,550,253
Total Technology		103,121,544

Financial - 14.6%
Berkshire Hathaway, Inc. — Class B*	122,809	17,721,339
JPMorgan Chase & Co.	233,631	16,181,282
Wells Fargo & Co.	293,721	13,514,103
Bank of America Corp.	660,067	10,891,106
Visa, Inc. — Class A	122,018	10,067,705
Citigroup, Inc.	187,926	9,236,563
Mastercard, Inc. — Class A	62,832	6,724,281
Total Financial		84,336,379

Industrial - 7.6%
General Electric Co.	579,632	16,867,291
3M Co.	39,094	6,462,238
Honeywell International, Inc.	49,216	5,398,011
Boeing Co.	37,526	5,344,828
United Technologies Corp.	50,345	5,145,259
Union Pacific Corp.	53,875	4,750,698
Total Industrial		43,968,325

Energy - 7.3%
Exxon Mobil Corp.	268,215	22,347,674
Chevron Corp.	122,024	12,782,014
Schlumberger Ltd.	89,953	7,037,023
Total Energy		42,166,711

Consumer, Cyclical - 5.0%
Home Depot, Inc.	79,919	9,750,916
Wal-Mart Stores, Inc.	98,038	6,864,621
McDonald’s Corp.	55,198	6,213,639
CVS Health Corp.	68,965	5,799,957
Total Consumer, Cyclical		28,629,133

Total Common Stocks
(Cost $510,204,999)		576,346,594

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[1]	942,693	942,693
Total Short Term Investments
(Cost $942,693)		942,693

Total Investments - 99.9%
(Cost $511,147,692)		$577,289,287
Other Assets & Liabilities, net - 0.1%		512,850
Total Net Assets - 100.0%		$577,802,137

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of October 31, 2016.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
GUGGENHEIM S&P 500® TOP 50 ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$576,346,594	$—	$—	$576,346,594
Short Term Investments	942,693	—	—	942,693
Total	$577,289,287	$—	$—	$577,289,287

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

22 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2016
GUGGENHEIM S&P 500® PURE VALUE ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Financial - 26.9%
Prudential Financial, Inc.	137,899	$11,692,455
MetLife, Inc.	228,931	10,750,599
Loews Corp.	248,273	10,683,187
Regions Financial Corp.	790,107	8,462,046
Lincoln National Corp.	171,229	8,405,632
Allstate Corp.	122,885	8,343,892
American International Group, Inc.	134,368	8,290,506
Hartford Financial Services Group, Inc.	176,208	7,772,535
Bank of America Corp.	469,272	7,742,988
Unum Group	217,280	7,691,712
Citigroup, Inc.	150,726	7,408,183
Capital One Financial Corp.	97,804	7,241,407
Zions Bancorporation	198,551	6,395,328
SunTrust Banks, Inc.	139,583	6,313,339
Navient Corp.	479,436	6,127,192
KeyCorp	431,382	6,091,114
Comerica, Inc.	112,387	5,854,239
Fifth Third Bancorp	243,501	5,298,582
JPMorgan Chase & Co.	76,247	5,280,867
Goldman Sachs Group, Inc.	29,343	5,230,096
Principal Financial Group, Inc.	90,766	4,955,824
Chubb Ltd.	37,389	4,748,403
Berkshire Hathaway, Inc. — Class B*	32,384	4,673,011
Travelers Companies, Inc.	41,043	4,440,032
PNC Financial Services Group, Inc.	46,376	4,433,546
Aflac, Inc.	63,671	4,385,022
People’s United Financial, Inc.	256,283	4,162,036
BB&T Corp.	103,816	4,069,587
Legg Mason, Inc.	136,873	3,930,993
Bank of New York Mellon Corp.	64,073	2,772,439
Total Financial		193,646,792

Consumer, Cyclical - 15.1%
Best Buy Company, Inc.[1]	320,449	12,468,671
Wal-Mart Stores, Inc.	151,735	10,624,484
General Motors Co.	305,957	9,668,241
Kohl’s Corp.[1]	187,517	8,203,869
Ford Motor Co.	691,827	8,122,049
Staples, Inc.	1,050,287	7,772,124
PVH Corp.	58,343	6,241,534
Macy’s, Inc.	166,974	6,092,881
United Continental Holdings, Inc.*	105,160	5,913,147
AutoNation, Inc.*	134,696	5,909,114
Urban Outfitters, Inc.*	175,296	5,863,651
Whirlpool Corp.	30,993	4,643,371
PulteGroup, Inc.[1]	245,134	4,559,492
Target Corp.	52,450	3,604,889
PACCAR, Inc.	65,283	3,585,342
The Gap, Inc.[1]	118,571	3,271,374
Bed Bath & Beyond, Inc.[1]	54,583	2,206,245
Total Consumer, Cyclical		108,750,478

Utilities - 14.7%
NRG Energy, Inc.	1,403,648	14,920,778
Exelon Corp.	361,592	12,319,439
AES Corp.	957,671	11,271,788
FirstEnergy Corp.	225,345	7,727,080
NiSource, Inc.	253,743	5,902,062
Duke Energy Corp.	63,626	5,091,353
Consolidated Edison, Inc.[1]	65,316	4,934,624
SCANA Corp.	57,682	4,231,552
DTE Energy Co.	43,983	4,222,808
Entergy Corp.	57,010	4,200,497
Edison International	53,348	3,920,011
Public Service Enterprise Group, Inc.	92,196	3,879,608
American Electric Power Company, Inc.	58,793	3,812,138
CenterPoint Energy, Inc.	159,634	3,639,655
Ameren Corp.	70,022	3,497,599
Pinnacle West Capital Corp.	44,111	3,358,170
PG&E Corp.	51,043	3,170,791
Xcel Energy, Inc.	69,719	2,896,824
Eversource Energy	50,601	2,786,091
Total Utilities		105,782,868

Industrial - 10.7%
Arconic, Inc.	442,276	12,702,167
Jacobs Engineering Group, Inc.*	242,290	12,497,317
Fluor Corp.	212,750	11,060,873
Ryder System, Inc.	128,026	8,883,724
WestRock Co.	169,842	7,845,002
Corning, Inc.	239,084	5,429,598
Cummins, Inc.	39,318	5,025,627
Eaton Corporation plc	66,198	4,221,447
Caterpillar, Inc.	44,270	3,694,774
Textron, Inc.	70,003	2,805,720
Owens-Illinois, Inc.*	143,027	2,760,421
Total Industrial		76,926,670

Consumer, Non-cyclical - 9.6%
Archer-Daniels-Midland Co.	379,147	16,519,434
Quanta Services, Inc.*	446,432	12,834,920
Tyson Foods, Inc. — Class A	134,229	9,510,125
Anthem, Inc.	77,522	9,446,831
Cardinal Health, Inc.	82,373	5,658,202
McKesson Corp.	37,414	4,757,938
Sysco Corp.	88,776	4,271,901
Whole Foods Market, Inc.[1]	119,934	3,392,933
Express Scripts Holding Co.*	40,190	2,708,806
Total Consumer, Non-cyclical		69,101,090

Energy - 9.0%
National Oilwell Varco, Inc.[1]	321,115	10,307,792
Valero Energy Corp.	160,083	9,483,316
Chevron Corp.	68,059	7,129,180
Phillips 66	84,097	6,824,472
Marathon Petroleum Corp.	145,340	6,335,371
Transocean Ltd.*,1	550,335	5,288,719
Helmerich & Payne, Inc.	80,027	5,050,504
First Solar, Inc.*,1	110,791	4,485,928

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
GUGGENHEIM S&P 500® PURE VALUE ETF

	Shares	Value

Hess Corp.	81,960	$3,931,621
Baker Hughes, Inc.	54,929	3,043,067
Marathon Oil Corp.	228,213	3,007,847
Total Energy		64,887,817

Technology - 4.6%
HP, Inc.	1,397,682	20,252,412
Xerox Corp.	847,448	8,279,567
Western Digital Corp.[1]	80,157	4,684,375
Total Technology		33,216,354

Basic Materials - 4.6%
Newmont Mining Corp.	446,997	16,556,769
Nucor Corp.	126,615	6,185,143
Freeport-McMoRan, Inc.*,1	487,714	5,452,643
Mosaic Co.	205,631	4,838,497
Total Basic Materials		33,033,052

Communications - 2.8%
CenturyLink, Inc.[1]	297,908	7,918,394
News Corp. — Class A	453,690	5,498,723
Frontier Communications Corp.[1]	1,194,452	4,801,697
News Corp. — Class B	128,167	1,589,271
Total Communications		19,808,085

Diversified - 1.8%
Leucadia National Corp.	692,421	12,927,500

Total Common Stocks
(Cost $743,091,957)		718,080,706

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	1,213,912	1,213,912
Total Short Term Investments
(Cost $1,213,912)		1,213,912

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 2.9%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$4,777,134	4,777,134
BNP Paribas Securities Corp. issued 10/31/16 at 0.34% due 11/01/16	4,777,134	4,777,134
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/16 at 0.33% due 11/01/16	4,777,134	4,777,134
HSBC Securities (USA), Inc. issued 10/31/16 at 0.30% due 11/01/16	4,777,134	4,777,134
Credit Suisse Securities (USA), LLC issued 10/31/16 at 0.31% due 11/01/16	1,409,320	1,409,320
Total Securities Lending Collateral
(Cost $20,517,856)		20,517,856

Total Investments - 102.8%
(Cost $764,823,725)		$739,812,474
Other Assets & Liabilities, net - (2.8)%		(20,149,272)
Total Net Assets - 100.0%		$719,663,202

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

24 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
GUGGENHEIM S&P 500® PURE VALUE ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$718,080,706	$—	$—	$718,080,706
Securities Lending Collateral	—	20,517,856	—	20,517,856
Short Term Investments	1,213,912	—	—	1,213,912
Total	$719,294,618	$20,517,856	$—	$739,812,474

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS	October 31, 2016
GUGGENHEIM S&P 500® PURE GROWTH ETF

	Shares	Value

COMMON STOCKS† - 99.7%

Consumer, Non-cyclical - 26.2%
Constellation Brands, Inc. — Class A	198,981	$33,253,705
Centene Corp.*	501,932	31,360,712
S&P Global, Inc.	166,057	20,234,045
Mondelez International, Inc. — Class A	408,927	18,377,179
Hologic, Inc.*	505,593	18,206,404
Global Payments, Inc.	250,886	18,194,253
Total System Services, Inc.	364,626	18,187,545
Aetna, Inc.	167,175	17,946,236
Equifax, Inc.	136,934	16,975,708
Edwards Lifesciences Corp.*	173,881	16,556,949
Reynolds American, Inc.	286,624	15,787,250
Boston Scientific Corp.*	714,106	15,710,332
Regeneron Pharmaceuticals, Inc.*	44,830	15,467,246
Cigna Corp.	130,122	15,462,397
Gilead Sciences, Inc.	199,674	14,701,997
Monster Beverage Corp.*	96,704	13,958,256
Biogen, Inc.*	48,846	13,685,672
Avery Dennison Corp.	184,321	12,863,763
Celgene Corp.*	123,169	12,585,408
Coty, Inc. — Class A*	547,304	12,582,519
AmerisourceBergen Corp. — Class A	170,918	12,018,954
Verisk Analytics, Inc. — Class A*	146,131	11,916,983
Hormel Foods Corp.	302,618	11,650,793
Laboratory Corporation of America Holdings*	86,004	10,779,741
Cintas Corp.	100,759	10,747,963
Moody’s Corp.	93,354	9,383,944
Alexion Pharmaceuticals, Inc.*	71,347	9,310,784
Illumina, Inc.*	67,046	9,127,642
CR Bard, Inc.	36,662	7,943,922
Becton Dickinson and Co.	43,002	7,220,466
Dr Pepper Snapple Group, Inc.	71,712	6,295,596
Allergan plc*	21,267	4,443,527
Total Consumer, Non-cyclical		462,937,891

Technology - 19.8%
NVIDIA Corp.	513,690	36,554,180
Broadcom Ltd.	188,858	32,158,740
Electronic Arts, Inc.*,1	396,280	31,115,906
Activision Blizzard, Inc.	652,261	28,158,107
salesforce.com, Inc.*	320,623	24,098,025
Skyworks Solutions, Inc.[1]	285,290	21,950,213
Lam Research Corp.	201,867	19,552,838
Red Hat, Inc.*	236,449	18,312,975
Fiserv, Inc.*	159,661	15,723,415
Cognizant Technology Solutions Corp. — Class A*	297,633	15,283,454
Applied Materials, Inc.	503,324	14,636,662
Citrix Systems, Inc.*	166,734	14,139,043
Microchip Technology, Inc.	216,610	13,115,736
Apple, Inc.	107,931	12,254,486
Qorvo, Inc.*	203,774	11,340,023
Akamai Technologies, Inc.*	158,758	11,028,918
Cerner Corp.*,1	146,726	8,595,209
Microsoft Corp.	130,547	7,822,376
Accenture plc — Class A	64,083	7,449,008
Paychex, Inc.	121,905	6,729,156
Total Technology		350,018,470

Consumer, Cyclical - 17.5%
Ulta Salon Cosmetics & Fragrance, Inc.*	115,585	28,126,454
O’Reilly Automotive, Inc.*	84,760	22,413,935
DR Horton, Inc.	711,173	20,503,118
Dollar Tree, Inc.*	230,811	17,437,771
Starbucks Corp.	323,432	17,164,536
AutoZone, Inc.*	21,845	16,212,485
Alaska Air Group, Inc.	217,248	15,689,650
Lennar Corp. — Class A	364,822	15,209,429
Home Depot, Inc.	122,210	14,910,842
LKQ Corp.*	435,791	14,067,333
Advance Auto Parts, Inc.	87,105	12,201,668
Lowe’s Companies, Inc.	169,724	11,312,105
NIKE, Inc. — Class B	224,217	11,251,209
Mohawk Industries, Inc.*	59,107	10,893,420
Ross Stores, Inc.	172,618	10,795,530
Signet Jewelers Ltd.[1]	117,278	9,530,010
Southwest Airlines Co.	228,478	9,150,544
Under Armour, Inc. — Class A*,1	249,709	7,765,950
Tractor Supply Co.	121,021	7,579,545
Chipotle Mexican Grill, Inc. — Class A*,1	18,806	6,784,453
TJX Companies, Inc.	90,177	6,650,554
Newell Brands, Inc.	137,635	6,609,233
Under Armour, Inc. — Class C*,1	251,479	6,503,247
Hanesbrands, Inc.	218,723	5,621,181
Delphi Automotive plc	85,158	5,541,231
Total Consumer, Cyclical		309,925,433

Communications - 13.0%
Facebook, Inc. — Class A*	285,263	37,366,600
Amazon.com, Inc.*	37,571	29,674,328
Expedia, Inc.	202,661	26,189,882
Netflix, Inc.*	195,629	24,428,193
VeriSign, Inc.*,1	264,771	22,246,059
Priceline Group, Inc.*	11,856	17,478,471
TripAdvisor, Inc.*	231,432	14,922,735
eBay, Inc.*	474,215	13,519,870
Alphabet, Inc. — Class A*	11,966	9,691,263
Alphabet, Inc. — Class C*	12,205	9,575,311
Walt Disney Co.	95,231	8,826,961
Juniper Networks, Inc.	331,477	8,731,104
Discovery Communications, Inc. — Class C*	194,172	4,875,659
Discovery Communications, Inc. — Class A*,1	112,483	2,936,931
Total Communications		230,463,367

Financial - 12.3%
XL Group Ltd.	582,219	20,202,999
Extra Space Storage, Inc.	220,707	16,144,717
Visa, Inc. — Class A	194,682	16,063,211
Prologis, Inc.	299,667	15,630,631

26 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
GUGGENHEIM S&P 500® PURE GROWTH ETF

	Shares	Value

Intercontinental Exchange, Inc.	54,663	$14,780,329
Equity Residential	236,715	14,617,152
Mastercard, Inc. — Class A	117,134	12,535,681
Equinix, Inc.	34,440	12,304,723
E*TRADE Financial Corp.*	431,830	12,160,333
Kimco Realty Corp.	428,268	11,396,211
CBRE Group, Inc. — Class A*	420,323	10,827,520
Public Storage	47,561	10,164,737
UDR, Inc.	282,200	9,868,534
American Tower Corp. — Class A	82,768	9,699,582
Charles Schwab Corp.	279,854	8,871,372
AvalonBay Communities, Inc.	50,641	8,668,726
Crown Castle International Corp.	93,929	8,546,600
Alliance Data Systems Corp.	22,612	4,623,476
Total Financial		217,106,534

Industrial - 9.7%
PerkinElmer, Inc.	385,459	19,616,009
Vulcan Materials Co.	170,523	19,303,203
Masco Corp.	554,466	17,121,910
Fortune Brands Home & Security, Inc.	297,132	16,232,321
Martin Marietta Materials, Inc.	85,339	15,820,144
TransDigm Group, Inc.	53,803	14,659,166
Acuity Brands, Inc.	63,721	14,246,104
Northrop Grumman Corp.	60,977	13,963,733
Stanley Black & Decker, Inc.	83,828	9,542,979
Amphenol Corp. — Class A	141,638	9,338,193
Snap-on, Inc.	51,025	7,862,953
Roper Technologies, Inc.	40,904	7,089,072
Boeing Co.	45,282	6,449,515
Total Industrial		171,245,302

Energy - 0.8%
Pioneer Natural Resources Co.	84,125	15,060,058

Basic Materials - 0.4%
Sherwin-Williams Co.	29,047	7,112,449

Total Common Stocks
(Cost $1,607,065,748)		1,763,869,504

SHORT TERM INVESTMENTS† - 0.3%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	4,537,039	4,537,039
Total Short Term Investments
(Cost $4,537,039)		4,537,039

	Face Amount

SECURITIES LENDING COLLATERAL††,3 - 2.2%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$9,284,461	9,284,461
BNP Paribas Securities Corp. issued 10/31/16 at 0.34% due 11/01/16	9,284,461	9,284,461
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/16 at 0.33% due 11/01/16	9,284,461	9,284,461
HSBC Securities (USA), Inc. issued 10/31/16 at 0.30% due 11/01/16	9,284,461	9,284,461
Credit Suisse Securities (USA), LLC issued 10/31/16 at 0.31% due 11/01/16	2,733,281	2,733,281
Total Securities Lending Collateral
(Cost $39,871,125)		39,871,125

Total Investments - 102.2%
(Cost $1,651,473,912)		$1,808,277,668
Other Assets & Liabilities, net - (2.2)%		(38,692,187)
Total Net Assets - 100.0%		$1,769,585,481

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
GUGGENHEIM S&P 500® PURE GROWTH ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,763,869,504	$—	$—	$1,763,869,504
Securities Lending Collateral	—	39,871,125	—	39,871,125
Short Term Investments	4,537,039	—	—	4,537,039
Total	$1,768,406,543	$39,871,125	$—	$1,808,277,668

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

28 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2016
GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Industrial - 25.0%
Joy Global, Inc.	258,076	$7,182,254
Terex Corp.	148,981	3,557,666
Tech Data Corp.*	42,634	3,283,671
Arrow Electronics, Inc.*	49,493	3,025,013
Avnet, Inc.	61,712	2,588,818
Greif, Inc. — Class A	53,171	2,491,593
KLX, Inc.*	60,921	2,096,901
Vishay Intertechnology, Inc.[1]	145,407	2,050,239
Oshkosh Corp.	33,754	1,805,839
Triumph Group, Inc.	75,846	1,797,550
AECOM*	64,250	1,789,362
Jabil Circuit, Inc.	81,007	1,728,689
Trinity Industries, Inc.	76,246	1,627,852
AGCO Corp.	31,319	1,599,775
EMCOR Group, Inc.	24,365	1,473,108
Worthington Industries, Inc.	22,635	1,063,845
Granite Construction, Inc.	18,094	889,501
Regal Beloit Corp.	13,835	817,649
GATX Corp.[1]	16,045	702,290
Total Industrial		41,571,615

Financial - 15.1%
Reinsurance Group of America, Inc. — Class A	25,916	2,795,300
Endurance Specialty Holdings Ltd.[1]	23,672	2,176,640
Aspen Insurance Holdings Ltd.	33,880	1,634,710
Hancock Holding Co.	47,451	1,591,981
Genworth Financial, Inc. — Class A*,1	368,058	1,523,760
Kemper Corp.[1]	38,074	1,429,679
Hanover Insurance Group, Inc.	18,581	1,415,687
Everest Re Group Ltd.	6,946	1,413,650
Senior Housing Properties Trust	64,742	1,377,062
CNO Financial Group, Inc.	88,125	1,328,925
Alleghany Corp.*	2,245	1,158,891
First American Financial Corp.	26,046	1,017,357
WR Berkley Corp.	17,330	989,543
Associated Banc-Corp.	42,223	857,127
Trustmark Corp.[1]	30,749	851,132
Umpqua Holdings Corp.	49,570	757,430
Stifel Financial Corp.*	19,266	754,071
Prosperity Bancshares, Inc.[1]	13,586	753,615
International Bancshares Corp.	20,870	643,840
TCF Financial Corp.	40,390	577,577
Total Financial		25,047,977

Consumer, Cyclical - 13.9%
KB Home	240,051	3,490,341
Ingram Micro, Inc. — Class A	84,969	3,160,846
World Fuel Services Corp.	56,434	2,271,469
CST Brands, Inc.	46,554	2,235,523
GameStop Corp. — Class A1	74,422	1,789,849
Dana, Inc.	102,918	1,593,171
Dick’s Sporting Goods, Inc.	23,315	1,297,480
Big Lots, Inc.[1]	29,490	1,279,866
Fossil Group, Inc.*,1	40,590	1,106,889
Cabela’s, Inc.*,1	15,357	946,145
J.C. Penney Company, Inc.*,1	106,225	912,473
Deckers Outdoor Corp.*	16,006	835,353
Office Depot, Inc.	252,850	796,478
Ascena Retail Group, Inc.*,1	144,085	704,575
Guess?, Inc.	50,425	680,738
Total Consumer, Cyclical		23,101,196

Basic Materials - 12.4%
United States Steel Corp.[1]	252,629	4,885,844
Reliance Steel & Aluminum Co.	44,518	3,061,948
Commercial Metals Co.	190,511	2,992,928
Allegheny Technologies, Inc.[1]	216,354	2,951,069
Steel Dynamics, Inc.	94,587	2,597,359
Domtar Corp.	64,230	2,309,069
Olin Corp.[1]	41,694	914,349
Carpenter Technology Corp.	27,272	862,068
Total Basic Materials		20,574,634

Energy - 11.0%
WPX Energy, Inc.*	292,336	3,174,768
SM Energy Co.	76,231	2,563,649
CONSOL Energy, Inc.[1]	130,126	2,205,636
Diamond Offshore Drilling, Inc.[1]	118,508	1,954,197
Murphy USA, Inc.*	26,469	1,820,539
Patterson-UTI Energy, Inc.[1]	71,036	1,596,889
Western Refining, Inc.[1]	36,378	1,049,505
NOW, Inc.*,1	46,474	1,001,979
Oil States International, Inc.*	31,164	911,547
Noble Corporation plc[1]	144,075	711,731
HollyFrontier Corp.	28,092	700,895
Rowan Companies plc — Class A	36,579	485,403
Total Energy		18,176,738

Consumer, Non-cyclical - 9.9%
United Natural Foods, Inc.*,1	60,242	2,514,501
Aaron’s, Inc.[1]	80,456	1,988,067
DeVry Education Group, Inc.[1]	80,917	1,836,817
ManpowerGroup, Inc.	21,435	1,646,208
Owens & Minor, Inc.	46,961	1,523,884
Graham Holdings Co. — Class B	2,791	1,325,725
Dean Foods Co.[1]	71,643	1,308,201
LifePoint Health, Inc.*	20,329	1,216,691
FTI Consulting, Inc.*	29,876	1,163,969
Tenet Healthcare Corp.*	49,641	978,424
Avis Budget Group, Inc.*	28,057	907,925
Total Consumer, Non-cyclical		16,410,412

Utilities - 6.3%
Talen Energy Corp.*,1	373,433	5,201,921
MDU Resources Group, Inc.	80,419	2,107,782
Great Plains Energy, Inc.	33,709	958,684
PNM Resources, Inc.	24,112	792,079
ONE Gas, Inc.	11,485	703,801
Hawaiian Electric Industries, Inc.	22,285	657,408
Total Utilities		10,421,675

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

	Shares	Value

Technology - 4.7%
Computer Sciences Corp.	64,367	$3,504,783
SYNNEX Corp.	18,754	1,923,035
3D Systems Corp.*,1	103,993	1,442,383
Lexmark International, Inc. — Class A	21,698	861,194
Total Technology		7,731,395

Communications - 1.5%
Telephone & Data Systems, Inc.	94,762	2,448,650

Total Common Stocks
(Cost $156,339,787)		165,484,292

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	256,688	256,688
Total Short Term Investments
(Cost $256,688)		256,688

	Face Amount

SECURITIES LENDING COLLATERAL††,3 – 13.5%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$5,219,666	5,219,666
BNP Paribas Securities Corp. issued 10/31/16 at 0.34% due 11/01/16	5,219,666	5,219,666
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/16 at 0.33% due 11/01/16	5,219,666	5,219,666
HSBC Securities (USA), Inc. issued 10/31/16 at 0.30% due 11/01/16	5,219,666	5,219,666
Credit Suisse Securities (USA), LLC issued 10/31/16 at 0.31% due 11/01/16	1,540,367	1,540,367
Total Securities Lending Collateral
(Cost $22,419,031)		22,419,031

Total Investments - 113.5%
(Cost $179,015,506)		$188,160,011
Other Assets & Liabilities, net - (13.5)%		(22,406,630)
Total Net Assets - 100.0%		$165,753,381

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$165,484,292	$—	$—	$165,484,292
Securities Lending Collateral	—	22,419,031	—	22,419,031
Short Term Investments	256,688	—	—	256,688
Total	$165,740,980	$22,419,031	$—	$188,160,011

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

30 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2016
GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Technology - 26.0%
Convergys Corp.	429,639	$12,545,458
Cirrus Logic, Inc.*	173,504	9,365,746
Ultimate Software Group, Inc.*	43,312	9,138,399
j2 Global, Inc.[1]	122,606	8,723,417
ACI Worldwide, Inc.*	394,993	7,157,273
Fortinet, Inc.*	221,900	7,114,114
Fair Isaac Corp.	57,261	6,910,258
Synaptics, Inc.*,1	127,595	6,650,251
Microsemi Corp.*	156,363	6,587,573
IPG Photonics Corp.*	65,853	6,388,400
Integrated Device Technology, Inc.*	303,102	6,277,242
Tyler Technologies, Inc.*	38,458	6,168,664
MAXIMUS, Inc.	118,326	6,160,051
Monolithic Power Systems, Inc.	77,013	6,069,395
MSCI, Inc. — Class A	71,280	5,715,943
Manhattan Associates, Inc.*	109,757	5,558,094
Jack Henry & Associates, Inc.	54,201	4,391,365
Broadridge Financial Solutions, Inc.	60,692	3,924,345
Cadence Design Systems, Inc.*	143,331	3,666,407
CDK Global, Inc.	66,562	3,634,951
DST Systems, Inc.	34,519	3,319,347
Total Technology		135,466,693

Consumer, Non-cyclical - 23.9%
ABIOMED, Inc.*	117,228	12,307,768
MarketAxess Holdings, Inc.	71,170	10,729,589
Post Holdings, Inc.*	133,874	10,205,215
WhiteWave Foods Co. — Class A*	132,925	7,243,083
Sprouts Farmers Market, Inc.*,1	316,196	7,003,741
NuVasive, Inc.*	117,200	7,000,357
Amsurg Corp. — Class A*,1	109,845	6,563,239
Align Technology, Inc.*	71,719	6,162,096
United Therapeutics Corp.*,1	46,951	5,637,407
Prestige Brands Holdings, Inc.*	112,998	5,116,550
Helen of Troy Ltd.*	57,465	4,683,398
Service Corporation International	167,467	4,287,155
PAREXEL International Corp.*	72,055	4,197,924
VCA, Inc.*	61,921	3,805,665
MEDNAX, Inc.*	61,717	3,780,166
CEB, Inc.	70,637	3,436,490
Rollins, Inc.	110,913	3,418,339
Gartner, Inc.*	39,061	3,360,808
STERIS plc	40,154	2,683,090
Bio-Techne Corp.	24,757	2,574,480
Akorn, Inc.*	102,694	2,459,521
Charles River Laboratories International, Inc.*	32,133	2,438,252
LivaNova plc*,1	41,537	2,354,317
Flowers Foods, Inc.[1]	149,307	2,317,245
Total Consumer, Non-cyclical		123,765,895

Financial - 19.3%
Alexander & Baldwin, Inc.	291,543	12,183,582
PrivateBancorp, Inc. — Class A	162,123	7,334,445
WisdomTree Investments, Inc.[1]	834,592	7,160,799
Old Republic International Corp.	422,659	7,126,031
Lamar Advertising Co. — Class A	105,255	6,678,429
Equity One, Inc.	224,007	6,384,200
Bank of the Ozarks, Inc.	158,129	5,844,447
SEI Investments Co.	125,149	5,547,855
Signature Bank*	45,830	5,525,265
Education Realty Trust, Inc.	129,709	5,524,306
First Horizon National Corp.	323,665	4,987,678
Weingarten Realty Investors	135,873	4,919,961
SVB Financial Group*	39,341	4,810,224
Communications Sales & Leasing, Inc.	143,964	4,092,897
CBOE Holdings, Inc.	58,415	3,692,412
Healthcare Realty Trust, Inc.	101,758	3,245,063
Jones Lang LaSalle, Inc.	25,767	2,495,534
Life Storage, Inc.	30,787	2,482,972
Total Financial		100,036,100

Consumer, Cyclical - 16.2%
Skechers U.S.A., Inc. — Class A*,1	435,040	9,148,891
NVR, Inc.*	5,448	8,297,304
Churchill Downs, Inc.[1]	55,879	7,599,544
Vista Outdoor, Inc.*	176,045	6,807,660
Tempur Sealy International, Inc.*,1	124,973	6,757,290
Pool Corp.	64,114	5,935,674
Wendy’s Co.[1]	514,856	5,581,040
Toll Brothers, Inc.*	173,845	4,770,307
Domino’s Pizza, Inc.	27,456	4,646,653
JetBlue Airways Corp.*	246,607	4,310,690
Toro Co.	81,458	3,900,209
Buffalo Wild Wings, Inc.*,1	26,496	3,859,142
Restoration Hardware Holdings, Inc.*,1	121,372	3,516,147
Panera Bread Co. — Class A*,1	16,610	3,168,524
Carter’s, Inc.	33,654	2,905,686
Dunkin’ Brands Group, Inc.[1]	53,736	2,598,673
Total Consumer, Cyclical		83,803,434

Industrial - 8.2%
Dycom Industries, Inc.*,1	110,890	8,530,768
AO Smith Corp.	160,219	7,237,092
Packaging Corporation of America	78,043	6,438,548
Lennox International, Inc.	42,953	6,266,413
Eagle Materials, Inc.	67,188	5,440,212
Zebra Technologies Corp. — Class A*	76,844	5,059,409
Cognex Corp.	68,735	3,546,726
Total Industrial		42,519,168

Communications - 6.3%
WebMD Health Corp. — Class A*,1	208,373	10,237,366
ARRIS International plc*	358,148	9,949,352
AMC Networks, Inc. — Class A*	102,352	5,008,083
Ciena Corp.*	200,859	3,892,647

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

	Shares	Value

FactSet Research Systems, Inc.	21,970	$3,399,198
Total Communications		32,486,646

Total Common Stocks
(Cost $527,258,377)		518,077,936

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	571,867	571,867
Total Short Term Investments
(Cost $571,867)		571,867

	Face Amount

SECURITIES LENDING COLLATERAL††,3 – 10.1%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$12,235,034	12,235,034
BNP Paribas Securities Corp. issued 10/31/16 at 0.34% due 11/01/16	12,235,034	12,235,034
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/16 at 0.33% due 11/01/16	12,235,034	12,235,034
HSBC Securities (USA), Inc. issued 10/31/16 at 0.30% due 11/01/16	12,235,034	12,235,034
Credit Suisse Securities (USA), LLC issued 10/31/16 at 0.31% due 11/01/16	3,610,524	3,610,524
Total Securities Lending Collateral
(Cost $52,550,660)		52,550,660

Total Investments - 110.1%
(Cost $580,380,904)		$571,200,463
Other Assets & Liabilities, net - (10.1)%		(52,580,768)
Total Net Assets - 100.0%		$518,619,695

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$518,077,936	$—	$—	$518,077,936
Securities Lending Collateral	—	52,550,660	—	52,550,660
Short Term Investments	571,867	—	—	571,867
Total	$518,649,803	$52,550,660	$—	$571,200,463

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

32 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS	October 31, 2016
GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Industrial - 26.1%
Orion Group Holdings, Inc.*	466,942	$3,772,890
SPX Corp.*	188,606	3,585,400
TTM Technologies, Inc.*	228,634	3,006,537
Chart Industries, Inc.*	90,361	2,506,614
Sanmina Corp.*	87,747	2,426,204
Benchmark Electronics, Inc.*	95,790	2,409,119
MYR Group, Inc.*	80,598	2,405,044
Bel Fuse, Inc. — Class B	95,277	2,272,356
TimkenSteel Corp.*	201,154	2,061,829
Saia, Inc.*	53,358	1,902,212
Atlas Air Worldwide Holdings, Inc.*	43,669	1,827,548
ArcBest Corp.	89,508	1,781,209
Roadrunner Transportation Systems, Inc.*	228,271	1,734,860
Greenbrier Companies, Inc.	54,805	1,726,358
Olympic Steel, Inc.	65,643	1,515,697
Plexus Corp.*	32,611	1,493,910
Celadon Group, Inc.	181,360	1,178,840
AAR Corp.	36,214	1,165,004
Briggs & Stratton Corp.	61,536	1,145,800
Powell Industries, Inc.	32,271	1,142,071
LSB Industries, Inc.*,1	204,441	1,081,493
SPX FLOW, Inc.*	42,271	1,060,579
Hub Group, Inc. — Class A*	28,067	1,023,043
Echo Global Logistics, Inc.*	42,002	890,442
Boise Cascade Co.*	41,133	791,810
Kaman Corp.	15,735	686,990
Aegion Corp. — Class A*	35,901	664,528
Marten Transport Ltd.	30,503	625,312
Hornbeck Offshore Services, Inc.*,1	144,369	573,145
Astec Industries, Inc.	9,775	541,144
Applied Industrial Technologies, Inc.	10,517	534,264
Tredegar Corp.	26,572	491,582
Haynes International, Inc.	13,822	444,654
Tidewater, Inc.[1]	91,193	157,764
Total Industrial		50,626,252

Consumer, Cyclical - 25.8%
EZCORP, Inc. — Class A*	381,030	3,715,043
SkyWest, Inc.	106,889	3,222,703
Big 5 Sporting Goods Corp.	204,877	3,175,594
Veritiv Corp.*	39,255	2,117,807
Barnes & Noble Education, Inc.*	204,150	1,900,637
Shoe Carnival, Inc.	73,884	1,874,436
Finish Line, Inc. — Class A	94,671	1,864,072
Zumiez, Inc.*,1	78,129	1,738,370
Titan International, Inc.	169,557	1,727,786
Iconix Brand Group, Inc.*,1	217,600	1,714,688
Tailored Brands, Inc.[1]	102,387	1,617,715
ScanSource, Inc.*	42,858	1,500,030
Anixter International, Inc.*	21,358	1,404,289
Stage Stores, Inc.[1]	275,346	1,401,511
Genesco, Inc.*	25,629	1,378,840
Perry Ellis International, Inc.*	67,084	1,247,092
Barnes & Noble, Inc.	114,167	1,175,920
Tuesday Morning Corp.*	235,976	1,168,082
Abercrombie & Fitch Co. — Class A	79,070	1,155,213
Ruby Tuesday, Inc.*	351,373	1,043,578
Sonic Automotive, Inc. — Class A	57,769	1,034,065
Group 1 Automotive, Inc.	16,478	993,129
Superior Industries International, Inc.	40,330	988,085
Lumber Liquidators Holdings, Inc.*,1	63,532	985,381
Children’s Place, Inc.	12,126	920,970
Biglari Holdings, Inc.*	1,928	844,811
Caleres, Inc.	32,075	802,196
Kirkland’s, Inc.*	61,068	745,640
Stein Mart, Inc.	123,464	743,253
Wolverine World Wide, Inc.	33,028	705,148
Fred’s, Inc. — Class A	75,503	689,342
Arctic Cat, Inc.[1]	43,156	646,908
Essendant, Inc.	41,617	638,821
Regis Corp.*	44,039	558,415
Vitamin Shoppe, Inc.*	19,921	499,021
Unifi, Inc.*	16,095	462,731
Movado Group, Inc.	20,038	441,838
Vera Bradley, Inc.*	32,081	428,923
Daktronics, Inc.	51,337	428,664
Express, Inc.*	29,760	357,715
Total Consumer, Cyclical		50,058,462

Consumer, Non-cyclical - 15.0%
Kelly Services, Inc. — Class A	140,479	2,631,171
SpartanNash Co.	90,283	2,527,924
Seneca Foods Corp. — Class A*	81,573	2,398,246
Andersons, Inc.	50,919	1,937,468
Rent-A-Center, Inc.	186,349	1,880,261
Darling Ingredients, Inc.*	134,746	1,832,546
ABM Industries, Inc.	43,607	1,704,162
Magellan Health, Inc.*	28,366	1,459,431
Community Health Systems, Inc.*	250,404	1,322,133
Universal Corp.	22,817	1,236,681
Central Garden & Pet Co. — Class A*	48,717	1,137,054
Kindred Healthcare, Inc.	111,555	1,098,817
Select Medical Holdings Corp.*	84,203	1,094,639
AngioDynamics, Inc.*	64,184	1,023,093
CDI Corp.	165,858	1,020,027
Sanderson Farms, Inc.[1]	11,166	1,004,717
Healthways, Inc.*	34,388	852,822
Viad Corp.	18,030	748,245
Green Dot Corp. — Class A*	28,021	622,066
PharMerica Corp.*	17,427	414,763
Central Garden & Pet Co.*	14,733	358,307
RR Donnelley & Sons Co.	19,572	347,403
Invacare Corp.	34,514	315,803
LSC Communications, Inc.	7,342	177,970
Total Consumer, Non-cyclical		29,145,749

Energy - 11.9%
Archrock, Inc.	230,166	2,669,925
Cloud Peak Energy, Inc.*	399,306	2,459,725
Exterran Corp.*	150,585	2,380,749

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

	Shares	Value

SunCoke Energy, Inc.*	212,094	$2,165,480
Green Plains, Inc.	82,456	2,143,856
Helix Energy Solutions Group, Inc.*	227,138	1,980,643
Gulf Island Fabrication, Inc.	177,033	1,770,330
Atwood Oceanics, Inc.[1]	223,522	1,705,473
Newpark Resources, Inc.*	232,238	1,463,099
SEACOR Holdings, Inc.*,1	20,366	1,004,247
Pioneer Energy Services Corp.*	280,016	994,057
Era Group, Inc.*	124,794	942,195
REX American Resources Corp.*	11,233	887,295
Bristow Group, Inc.[1]	43,568	436,116
Total Energy		23,003,190

Financial - 8.2%
Enova International, Inc.*	244,605	2,299,286
Piper Jaffray Cos.*	30,979	1,751,861
First BanCorp*	325,126	1,667,896
World Acceptance Corp.*	31,175	1,481,436
International. FCStone, Inc.*	38,855	1,394,895
OFG Bancorp	124,228	1,323,028
Calamos Asset Management, Inc. — Class A	146,923	949,123
Stewart Information Services Corp.	18,268	821,147
Infinity Property & Casualty Corp.	9,862	808,191
Capstead Mortgage Corp.	82,868	788,075
Horace Mann Educators Corp.	19,587	704,153
Navigators Group, Inc.	7,400	689,680
American Equity Investment Life Holding Co.	32,658	585,558
Encore Capital Group, Inc.*,1	26,376	523,564
Total Financial		15,787,893

Basic Materials - 7.5%
Century Aluminum Co.*	695,873	5,086,831
Chemours Co.	191,636	3,148,579
PH Glatfelter Co.	83,072	1,845,860
Materion Corp.	42,473	1,286,932
Innophos Holdings, Inc.	17,826	817,144
A. Schulman, Inc.	25,473	732,349
Clearwater Paper Corp.*	13,081	694,601
Stepan Co.	9,138	649,072
Intrepid Potash, Inc.*	303,668	315,815
Total Basic Materials		14,577,183

Technology - 3.1%
Insight Enterprises, Inc.*	59,987	1,727,026
ManTech International Corp. — Class A	27,510	1,068,213
Engility Holdings, Inc.*	25,206	724,168
Kulicke & Soffa Industries, Inc.*	47,706	631,627
Ciber, Inc.*	582,484	594,134
CACI International, Inc. — Class A*	5,644	552,265
Brooks Automation, Inc.	35,618	464,103
Donnelley Financial Solutions, Inc.*	7,342	157,486
Total Technology		5,919,022

Communications - 2.3%
Iridium Communications, Inc.*,1	122,309	996,818
Black Box Corp.	65,290	750,835
Blucora, Inc.*	55,467	737,711
FTD Companies, Inc.*	30,855	620,803
Scholastic Corp.	13,365	511,211
Comtech Telecommunications Corp.	48,640	505,856
Gannett Company, Inc.	37,697	292,906
Total Communications		4,416,140

Total Common Stocks
(Cost $186,538,953)		193,533,891

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	114,757	114,757
Total Short Term Investments
(Cost $114,757)		114,757

	Face Amount

SECURITIES LENDING COLLATERAL††,3 – 6.5%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$2,927,698	2,927,698
BNP Paribas Securities Corp. issued 10/31/16 at 0.34% due 11/01/16	2,927,698	2,927,698
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/16 at 0.33% due 11/01/16	2,927,698	2,927,698
HSBC Securities (USA), Inc. issued 10/31/16 at 0.30% due 11/01/16	2,927,698	2,927,698
Credit Suisse Securities (USA), LLC issued 10/31/16 at 0.31% due 11/01/16	863,366	863,366
Total Securities Lending Collateral
(Cost $12,574,158)		12,574,158

Total Investments - 106.5%
(Cost $199,227,868)		$206,222,806
Other Assets & Liabilities, net - (6.5)%		(12,557,865)
Total Net Assets - 100.0%		$193,664,941

34 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$193,533,891	$—	$—	$193,533,891
Securities Lending Collateral	—	12,574,158	—	12,574,158
Short Term Investments	114,757	—	—	114,757
Total	$193,648,648	$12,574,158	$—	$206,222,806

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	October 31, 2016
GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

	Shares	Value

COMMON STOCKS† - 99.9%

Consumer, Non-cyclical - 33.2%
Supernus Pharmaceuticals, Inc.*,1	130,092	$2,575,821
Ligand Pharmaceuticals, Inc. — Class B*,1	24,329	2,329,015
Depomed, Inc.*,1	92,700	2,072,772
NutriSystem, Inc.	55,995	1,775,042
Eagle Pharmaceuticals, Inc.*,1	31,383	1,753,682
Zeltiq Aesthetics, Inc.*,1	50,761	1,680,189
MiMedx Group, Inc.*,1	183,508	1,635,056
Masimo Corp.*	29,193	1,605,615
AMN Healthcare Services, Inc.*	47,536	1,559,181
LendingTree, Inc.*,1	19,072	1,522,899
BioTelemetry, Inc.*	79,327	1,404,088
Vascular Solutions, Inc.*	29,684	1,353,591
On Assignment, Inc.*	35,692	1,228,162
Almost Family, Inc.*	30,284	1,188,647
Repligen Corp.*	41,107	1,174,427
Cantel Medical Corp.	16,456	1,172,161
Cross Country Healthcare, Inc.*	103,298	1,153,839
Cynosure, Inc. — Class A*	25,583	1,091,115
Emergent BioSolutions, Inc.*	38,386	1,025,674
Surgical Care Affiliates, Inc.*	23,381	1,000,473
Cal-Maine Foods, Inc.[1]	25,380	980,937
Albany Molecular Research, Inc.*,1	62,499	974,359
Merit Medical Systems, Inc.*	43,679	958,754
Cambrex Corp.*	23,298	938,909
TrueBlue, Inc.*	53,367	933,923
Neogen Corp.*	17,303	911,696
Calavo Growers, Inc.	15,311	905,646
US Physical Therapy, Inc.	15,501	882,007
Natus Medical, Inc.*	22,138	871,130
Amphastar Pharmaceuticals, Inc.*,1	47,262	857,333
Surmodics, Inc.*	34,021	847,123
Lannett Company, Inc.*,1	38,344	839,734
Matthews International Corp. — Class A	13,919	833,748
Heidrick & Struggles International, Inc.	43,492	804,602
B&G Foods, Inc.	18,965	804,116
Nektar Therapeutics*,1	61,770	765,948
Chemed Corp.	5,245	741,748
LHC Group, Inc.*	20,672	708,429
Luminex Corp.*	33,146	690,431
Monro Muffler Brake, Inc.[1]	11,734	645,370
Integra LifeSciences Holdings Corp.*	7,949	632,025
Healthcare Services Group, Inc.	16,355	604,644
WD-40 Co.	5,498	586,224
Korn/Ferry International	27,064	551,835
CorVel Corp.*	12,921	446,421
Phibro Animal Health Corp. — Class A	12,091	313,761
Impax Laboratories, Inc.*	13,734	276,053
Acorda Therapeutics, Inc.*	13,379	236,808
Total Consumer, Non-cyclical		50,845,163

Financial - 19.2%
First Midwest Bancorp, Inc.	101,337	1,956,817
CoreSite Realty Corp.	24,156	1,781,263
Ameris Bancorp	46,486	1,687,443
Home BancShares, Inc.	72,152	1,551,990
Universal Insurance Holdings, Inc.[1]	72,693	1,548,361
Employers Holdings, Inc.	42,969	1,347,078
Walker & Dunlop, Inc.*	55,061	1,325,318
Hanmi Financial Corp.	48,055	1,201,375
BofI Holding, Inc.*,1	62,809	1,170,132
Pinnacle Financial Partners, Inc.	22,504	1,161,206
Simmons First National Corp. — Class A	23,121	1,141,021
Acadia Realty Trust	30,723	1,035,058
Opus Bank	51,456	1,031,693
Evercore Partners, Inc. — Class A	19,130	1,028,238
Four Corners Property Trust, Inc.	50,503	1,014,100
LegacyTexas Financial Group, Inc.	29,508	1,009,469
Northfield Bancorp, Inc.[1]	61,131	1,005,605
ServisFirst Bancshares, Inc.[1]	18,091	979,447
Bank Mutual Corp.	124,849	973,822
AMERISAFE, Inc.	14,485	805,366
Hope Bancorp, Inc.	45,808	739,341
HFF, Inc. — Class A	27,140	722,738
Banner Corp.	14,796	667,891
First Financial Bankshares, Inc.[1]	18,353	664,379
Financial Engines, Inc.[1]	23,942	661,996
RLI Corp.	10,646	593,408
Retail Opportunity Investments Corp.	27,991	562,899
Total Financial		29,367,454

Industrial - 17.4%
Fabrinet*	61,370	2,329,606
II-VI, Inc.*	66,504	1,848,811
PGT, Inc.*	188,449	1,846,800
TASER International, Inc.*,1	79,998	1,790,355
Headwaters, Inc.*	91,950	1,507,980
Lydall, Inc.*	32,176	1,504,228
Drew Industries, Inc.	16,543	1,481,426
Universal Forest Products, Inc.	16,169	1,390,372
John Bean Technologies Corp.	16,891	1,348,746
US Concrete, Inc.*,1	25,695	1,282,181
Griffon Corp.	72,467	1,210,199
AZZ, Inc.	19,448	1,035,606
US Ecology, Inc.	22,443	948,217
Trex Company, Inc.*	16,415	883,291
Comfort Systems USA, Inc.	30,451	878,511
Methode Electronics, Inc.	24,810	774,072
AAON, Inc.	25,674	768,936
Exponent, Inc.	12,896	738,296
Sturm Ruger & Company, Inc.[1]	11,919	733,019
Matson, Inc.	17,680	706,139
Apogee Enterprises, Inc.	15,113	615,855
Proto Labs, Inc.*,1	10,769	481,374
OSI Systems, Inc.*	6,664	467,346
Total Industrial		26,571,366

Consumer, Cyclical - 13.6%
LGI Homes, Inc.*,1	78,942	2,349,313
Dave & Buster’s Entertainment, Inc.*	46,464	1,921,286
Installed Building Products, Inc.*,1	55,530	1,835,266

36 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

	Shares	Value

Nautilus, Inc.*,1	93,833	$1,651,461
Meritage Homes Corp.*	52,949	1,638,772
Lithia Motors, Inc. — Class A	13,981	1,199,290
American Woodmark Corp.*	14,763	1,102,796
Fox Factory Holding Corp.*	47,978	1,041,123
Monarch Casino & Resort, Inc.*	41,085	971,660
Hawaiian Holdings, Inc.*	21,517	968,803
Papa John’s International, Inc.	12,388	934,675
Allegiant Travel Co. — Class A	5,960	821,884
Ruth’s Hospitality Group, Inc.	46,403	735,488
Francesca’s Holdings Corp.*	45,455	730,462
Interface, Inc. — Class A	44,755	709,367
Popeyes Louisiana Kitchen, Inc.*	12,748	680,488
Boyd Gaming Corp.*	37,392	667,821
Gentherm, Inc.*	19,119	538,200
Sonic Corp.	12,731	291,667
Total Consumer, Cyclical		20,789,822

Technology - 8.5%
Ebix, Inc.[1]	32,170	1,801,520
Take-Two Interactive Software, Inc.*	33,811	1,500,870
Blackbaud, Inc.	18,385	1,128,839
Tessera Technologies, Inc.	29,028	1,076,939
SPS Commerce, Inc.*	16,635	1,037,691
ExlService Holdings, Inc.*	21,841	961,660
Kopin Corp.*	456,968	955,063
Medidata Solutions, Inc.*	18,688	896,837
Synchronoss Technologies, Inc.*	21,804	800,425
CEVA, Inc.*	25,115	754,706
Rambus, Inc.*	52,516	640,170
Omnicell, Inc.*	18,176	592,992
Cray, Inc.*	22,573	469,518
Virtusa Corp.*	19,676	372,663
Total Technology		12,989,893

Communications - 5.4%
LogMeIn, Inc.[1]	25,619	2,433,805
Stamps.com, Inc.*,1	13,454	1,312,438
8x8, Inc.*	81,112	1,155,846
World Wrestling Entertainment, Inc. — Class A1	51,894	917,486
NIC, Inc.	36,737	843,114
HealthStream, Inc.*	26,390	711,738
Blue Nile, Inc.[1]	16,859	588,885
General Communication, Inc. — Class A*	19,462	308,278
Total Communications		8,271,590

Basic Materials - 2.1%
Balchem Corp.	15,890	1,206,051
Innospec, Inc.	16,404	988,341
Deltic Timber Corp.	9,551	536,575
Aceto Corp.	25,102	460,120
Total Basic Materials		3,191,087

Energy - 0.5%
Synergy Resources Corp.*,1	109,441	748,576

Total Common Stocks
(Cost $154,116,779)		152,774,951

SHORT TERM INVESTMENTS† - 0.1%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	137,746	137,746
Total Short Term Investments
(Cost $137,746)		137,746

	Face Amount

SECURITIES LENDING COLLATERAL††,3 – 15.3%
Joint Repurchase Agreements
Citigroup Global Markets, Inc. issued 10/31/16 at 0.34% due 11/01/16	$5,452,271	5,452,271
BNP Paribas Securities Corp. issued 10/31/16 at 0.34% due 11/01/16	5,452,271	5,452,271
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 10/31/16 at 0.33% due 11/01/16	5,452,271	5,452,271
HSBC Securities (USA), Inc. issued 10/31/16 at 0.30% due 11/01/16	5,452,271	5,452,271
Credit Suisse Securities (USA), LLC issued 10/31/16 at 0.31% due 11/01/16	1,607,443	1,607,443
Total Securities Lending Collateral
(Cost $23,416,527)		23,416,527

Total Investments - 115.3%
(Cost $177,671,052)		$176,329,224
Other Assets & Liabilities, net - (15.3)%		(23,419,412)
Total Net Assets - 100.0%		$152,909,812

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$152,774,951	$—	$—	$152,774,951
Securities Lending Collateral	—	23,416,527	—	23,416,527
Short Term Investments	137,746	—	—	137,746
Total	$152,912,697	$23,416,527	$—	$176,329,224

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

38 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	October 31, 2016

	Guggenheim S&P 500® Top 50 ETF	Guggenheim S&P 500® Pure Value ETF	Guggenheim S&P 500® Pure Growth ETF	Guggenheim S&P MidCap 400® Pure Value ETF
Assets:
Investments, at value — including $—, $57,980,569, $79,278,590 and $33,075,017 of securities loaned, respectively	$577,289,287	$719,294,618	$1,768,406,543	$165,740,980
Repurchase agreements, at value	—	20,517,856	39,871,125	22,419,031
Total investments*	577,289,287	739,812,474	1,808,277,668	188,160,011
Receivables:
Securities lending	5,192	11,028	24,715	8,482
Dividends and interest	607,198	570,519	1,685,171	45,768
Total assets	577,901,677	740,394,021	1,809,987,554	188,214,261

Liabilities:
Payable upon return of securities loaned	—	20,517,856	39,871,125	22,419,031
Payable for:
Management fees	99,540	212,963	530,948	41,849
Total liabilities	99,540	20,730,819	40,402,073	22,460,880
Commitments and contingent liabilities (Note 8)	—	—	—	—
Net assets	$577,802,137	$719,663,202	$1,769,585,481	$165,753,381

Net assets consist of:
Paid-in capital	$584,971,957	$845,474,944	$1,777,119,320	$175,607,210
Undistributed net investment income	1,017,450	915,703	1,926,363	62,225
Accumulated net realized loss on investments	(74,328,865)	(101,716,194)	(166,263,958)	(19,060,559)
Net unrealized appreciation (depreciation) on investments	66,141,595	(25,011,251)	156,803,756	9,144,505
Net assets	$577,802,137	$719,663,202	$1,769,585,481	$165,753,381
Shares outstanding (unlimited shares authorized), no par value	3,850,785	13,752,836	21,550,299	3,100,499
Net asset value, offering price and repurchase price per share	$150.05	$52.33	$82.11	$53.46
Cost of investments	$511,147,692	$744,305,869	$1,611,602,787	$156,596,475
Cost of repurchase agreements	—	20,517,856	39,871,125	22,419,031
*Total cost of investments	$511,147,692	$764,823,725	$1,651,473,912	$179,015,506

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 39

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	October 31, 2016

	Guggenheim S&P MidCap 400® Pure Growth ETF	Guggenheim S&P SmallCap 600® Pure Value ETF	Guggenheim S&P SmallCap 600® Pure Growth ETF
Assets:
Investments, at value — including $84,139,894, $17,500,053 and $30,189,103 of securities loaned, respectively	$518,649,803	$193,648,648	$152,912,697
Repurchase agreements, at value	52,550,660	12,574,158	23,416,527
Total investments*	571,200,463	206,222,806	176,329,224
Receivables:
Fund shares sold	—	3,202	—
Securities lending	23,780	9,668	30,268
Dividends and interest	104,968	54,609	15,271
Tax reclaims	—	1,306	—
Total assets	571,329,211	206,291,591	176,374,763

Liabilities:
Payable upon return of securities loaned	52,550,660	12,574,158	23,416,527
Payable for:
Management fees	158,856	52,492	48,424
Total liabilities	52,709,516	12,626,650	23,464,951
Commitments and contingent liabilities (Note 8)	—	—	—
Net assets	$518,619,695	$193,664,941	$152,909,812

Net assets consist of:
Paid-in capital	$572,721,075	$231,496,282	$181,134,259
Undistributed net investment income	40,670	43,617	61,092
Accumulated net realized loss on investments	(44,961,609)	(44,869,896)	(26,943,711)
Net unrealized appreciation (depreciation) on investments	(9,180,441)	6,994,938	(1,341,828)
Net assets	$518,619,695	$193,664,941	$152,909,812
Shares outstanding (unlimited shares authorized), no par value	4,350,021	3,200,040	1,850,004
Net asset value, offering price and repurchase price per share	$119.22	$60.52	$82.65
Cost of investments	$527,830,244	$186,653,710	$154,254,525
Cost of repurchase agreements	52,550,660	12,574,158	23,416,527
*Total cost of investments	$580,380,904	$199,227,868	$177,671,052

40 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2016

	Guggenheim S&P 500® Top 50 ETF	Guggenheim S&P 500® Pure Value ETF	Guggenheim S&P 500® Pure Growth ETF	Guggenheim S&P MidCap 400® Pure Value ETF
Investment Income:
Dividends	$13,618,574	$19,945,331	$21,186,503	$1,836,075
Income from securities lending	5,192	100,169	111,728	66,459
Interest	1,257	1,437	3,172	233
Total investment income	13,625,023	20,046,937	21,301,403	1,902,767

Expenses:
Management fees	1,167,416	2,627,444	6,856,409	389,175
Total expenses	1,167,416	2,627,444	6,856,409	389,175
Net investment income	12,457,607	17,419,493	14,444,994	1,513,592

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,323,755)	(79,387,544)	(165,052,045)	(15,001,016)
In-kind redemptions	30,606,722	33,820,506	145,626,105	7,059,921
Net realized gain (loss)	26,282,967	(45,567,038)	(19,425,940)	(7,941,095)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,569,287)	30,087,617	(48,938,900)	10,946,947
Net realized and unrealized gain (loss)	16,713,680	(15,479,421)	(68,364,840)	3,005,852
Net increase (decrease) in net assets resulting from operations	$29,171,287	$1,940,072	$(53,919,846)	$4,519,444

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 41

STATEMENTS OF OPERATIONS (concluded)

For the Year Ended October 31, 2016

	Guggenheim S&P MidCap 400® Pure Growth ETF	Guggenheim S&P SmallCap 600® Pure Value ETF	Guggenheim S&P SmallCap 600® Pure Growth ETF
Investment Income:
Dividends, net of foreign taxes withheld*	$5,150,036	$1,741,385	$2,205,016
Income from securities lending	101,136	83,171	270,603
Interest	410	215	175
Total investment income	5,251,582	1,824,771	2,475,794

Expenses:
Management fees	2,204,814	558,930	658,400
Total expenses	2,204,814	558,930	658,400
Net investment income	3,046,768	1,265,841	1,817,394

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(37,993,542)	(24,157,514)	(27,011,806)
In-kind redemptions	50,971,014	21,057,316	10,861,818
Net realized gain (loss)	12,977,472	(3,100,198)	(16,149,988)
Net change in unrealized appreciation (depreciation) on:
Investments	(70,464,100)	11,888,389	1,528,718
Net realized and unrealized gain (loss)	(57,486,628)	8,788,191	(14,621,270)
Net increase (decrease) in net assets resulting from operations	$(54,439,860)	$10,054,032	$(12,803,876)
* Foreign taxes withheld	$—	$3,087	$105

42 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim S&P 500® Top 50 ETF		Guggenheim S&P 500® Pure Value ETF
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,457,607	$11,229,034	$17,419,493	$21,342,768
Net realized gain (loss) on investments	26,282,967	52,721,047	(45,567,038)	85,264,523
Net change in unrealized appreciation (depreciation) on investments	(9,569,287)	(33,501,768)	30,087,617	(123,793,479)
Net increase (decrease) in net assets resulting from operations	29,171,287	30,448,313	1,940,072	(17,186,188)

Distributions to shareholders from:
Net investment income	(12,305,640)	(11,355,966)	(16,846,207)	(22,046,039)

Shareholder transactions:
Proceeds from shares purchased	173,560,668	49,329,473	396,931,870	437,829,978
Cost of shares redeemed	(108,888,149)	(170,955,031)	(475,391,756)	(860,630,837)
Net increase (decrease) in net assets resulting from share transactions	64,672,519	(121,625,558)	(78,459,886)	(422,800,859)
Net increase (decrease) in net assets	81,538,166	(102,533,211)	(93,366,021)	(462,033,086)

Net assets:
Beginning of year	496,263,971	598,797,182	813,029,223	1,275,062,309
End of year	$577,802,137	$496,263,971	$719,663,202	$813,029,223
Undistributed net investment income at end of year	$1,017,450	$861,244	$915,703	$249,496

Changes in shares outstanding:
Shares sold	1,200,000	350,000	8,050,000	8,200,000
Shares redeemed	(750,000)	(1,200,000)	(10,100,000)	(15,950,000)
Net increase (decrease) in shares	450,000	(850,000)	(2,050,000)	(7,750,000)

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 43

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P 500® Pure Growth ETF		Guggenheim S&P MidCap 400® Pure Value ETF
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$14,444,994	$13,162,229	$1,513,592	$1,892,083
Net realized gain (loss) on investments	(19,425,940)	79,728,627	(7,941,095)	9,487,503
Net change in unrealized appreciation (depreciation) on investments	(48,938,900)	20,956,005	10,946,947	(13,390,444)
Net increase (decrease) in net assets resulting from operations	(53,919,846)	113,846,861	4,519,444	(2,010,858)

Distributions to shareholders from:
Net investment income	(12,804,542)	(12,287,095)	(1,503,674)	(1,909,844)

Shareholder transactions:
Proceeds from shares purchased	427,793,413	752,877,885	94,638,501	42,976,874
Cost of shares redeemed	(930,069,089)	(308,368,180)	(36,043,334)	(53,544,609)
Net increase (decrease) in net assets resulting from share transactions	(502,275,676)	444,509,705	58,595,167	(10,567,735)
Net increase (decrease) in net assets	(569,000,064)	546,069,471	61,610,937	(14,488,437)

Net assets:
Beginning of year	2,338,585,545	1,792,516,074	104,142,444	118,630,881
End of year	$1,769,585,481	$2,338,585,545	$165,753,381	$104,142,444
Undistributed net investment income at end of year	$1,926,363	$—	$62,225	$65,209

Changes in shares outstanding:
Shares sold	5,250,000	9,350,000	1,800,000	800,000
Shares redeemed	(11,900,000)	(3,850,000)	(750,000)	(1,000,000)
Net increase (decrease) in shares	(6,650,000)	5,500,000	1,050,000	(200,000)

44 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Guggenheim S&P MidCap 400® Pure Growth ETF		Guggenheim S&P SmallCap 600® Pure Value ETF
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,046,768	$4,023,714	$1,265,841	$1,951,573
Net realized gain (loss) on investments	12,977,472	38,311,360	(3,100,198)	7,972,396
Net change in unrealized appreciation (depreciation) on investments	(70,464,100)	(13,305,481)	11,888,389	(21,140,206)
Net increase (decrease) in net assets resulting from operations	(54,439,860)	29,029,593	10,054,032	(11,216,237)

Distributions to shareholders from:
Net investment income	(3,174,670)	(4,173,726)	(1,222,224)	(1,976,663)
Return of capital	—	(467,016)	—	—
Total distributions to shareholders	(3,174,670)	(4,640,742)	(1,222,224)	(1,976,663)

Shareholder transactions:
Proceeds from shares purchased	134,585,419	206,271,851	114,670,713	50,291,876
Cost of shares redeemed	(328,223,276)	(206,731,035)	(80,027,741)	(58,898,695)
Net increase (decrease) in net assets resulting from share transactions	(193,637,857)	(459,184)	34,642,972	(8,606,819)
Net increase (decrease) in net assets	(251,252,387)	23,929,667	43,474,780	(21,799,719)

Net assets:
Beginning of year	769,872,082	745,942,415	150,190,161	171,989,880
End of year	$518,619,695	$769,872,082	$193,664,941	$150,190,161
Undistributed net investment income at end of year	$40,670	$—	$43,617	$14,208

Changes in shares outstanding:
Shares sold	1,100,000	1,600,000	2,050,000	800,000
Shares redeemed	(2,750,000)	(1,650,000)	(1,450,000)	(950,000)
Net increase (decrease) in shares	(1,650,000)	(50,000)	600,000	(150,000)

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 45

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Guggenheim S&P SmallCap 600® Pure Growth ETF
	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,817,394	$849,033
Net realized gain (loss) on investments	(16,149,988)	12,944,793
Net change in unrealized appreciation (depreciation) on investments	1,528,718	(13,529,320)
Net increase (decrease) in net assets resulting from operations	(12,803,876)	264,506

Distributions to shareholders from:
Net investment income	(1,779,427)	(849,033)
Return of capital	—	(5,968)
Total distributions to shareholders	(1,779,427)	(855,001)

Shareholder transactions:
Proceeds from shares purchased	54,819,343	188,816,454
Cost of shares redeemed	(113,259,262)	(67,016,341)
Net increase (decrease) in net assets resulting from share transactions	(58,439,919)	121,800,113
Net increase (decrease) in net assets	(73,023,222)	121,209,618

Net assets:
Beginning of year	225,933,034	104,723,416
End of year	$152,909,812	$225,933,034
Undistributed net investment income at end of year	$61,092	$—

Changes in shares outstanding:
Shares sold	650,000	2,150,000
Shares redeemed	(1,450,000)	(800,000)
Net increase (decrease) in shares	(800,000)	1,350,000

46 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® TOP 50 ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$145.93	$140.87	$123.06	$104.06	$89.97
Income from investment operations:
Net investment income(loss)[a]	3.12	3.00	2.74	2.56	2.17
Net gain on investments (realized and unrealized)	4.09	5.09	17.82	19.05	14.02
Total from investment operations	7.21	8.09	20.56	21.61	16.19
Less distributions from:
Net investment income	(3.09)	(3.03)	(2.75)	(2.61)	(2.10)
Total distributions to shareholders	(3.09)	(3.03)	(2.75)	(2.61)	(2.10)
Net asset value, end of period	$150.05	$145.93	$140.87	$123.06	$104.06

Total Return[b]	4.99%	5.87%	16.86%	21.07%	18.11%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$577,802	$496,264	$598,797	$523,123	$624,468
Ratio to average net assets of:
Net investment income(loss)	2.13%	2.11%	2.08%	2.28%	2.19%
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Portfolio turnover rate[c]	7%	8%	6%	8%	7%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 47

GUGGENHEIM S&P 500® PURE VALUE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$51.45	$54.14	$46.51	$32.26	$28.38
Income from investment operations:
Net investment income(loss)[a]	1.17	1.12	0.90	0.67	0.48
Net gain (loss) on investments (realized and unrealized)	0.81	(2.70)	7.50	14.18	3.89
Total from investment operations	1.98	(1.58)	8.40	14.85	4.37
Less distributions from:
Net investment income	(1.10)	(1.11)	(0.77)	(0.60)	(0.49)
Total distributions to shareholders	(1.10)	(1.11)	(0.77)	(0.60)	(0.49)
Net asset value, end of period	$52.33	$51.45	$54.14	$46.51	$32.26

Total Return[b]	3.94%	(2.94%)	18.13%	46.39%	15.54%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$719,663	$813,029	$1,275,062	$374,565	$85,583
Ratio to average net assets of:
Net investment income(loss)	2.32%	2.09%	1.74%	1.65%	1.60%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	44%	54%	25%	24%	37%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

48 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$82.93	$78.96	$66.12	$47.80	$44.68
Income from investment operations:
Net investment income(loss)[a]	0.59	0.52	0.55	0.44	0.33
Net (loss) gain on investments (realized and unrealized)	(0.95)	3.93	12.81	18.33	3.11
Total from investment operations	(0.36)	4.45	13.36	18.77	3.44
Less distributions from:
Net investment income	(0.46)	(0.48)	(0.52)	(0.42)	(0.32)
Return of capital	—	—	—	(0.03)	—
Total distributions to shareholders	(0.46)	(0.48)	(0.52)	(0.45)	(0.32)
Net asset value, end of period	$82.11	$82.93	$78.96	$66.12	$47.80

Total Return[b]	(0.42%)	5.65%	20.24%	39.45%	7.72%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,769,585	$2,338,586	$1,792,516	$760,397	$332,253
Ratio to average net assets of:
Net investment income(loss)	0.74%	0.64%	0.74%	0.76%	0.71%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	67%	62%	46%	44%	35%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 49

GUGGENHEIM S&P MIDCAP 400® PURE VALUE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$50.79	$52.71	$48.42	$35.00	$31.00
Income from investment operations:
Net investment income(loss)[a]	0.69	0.86	0.71	0.52	0.46
Net gain (loss) on investments (realized and unrealized)	2.65	(1.96)	4.18	13.46	4.01
Total from investment operations	3.34	(1.10)	4.89	13.98	4.47
Less distributions from:
Net investment income	(0.67)	(0.82)	(0.60)	(0.56)	(0.47)
Total distributions to shareholders	(0.67)	(0.82)	(0.60)	(0.56)	(0.47)
Net asset value, end of period	$53.46	$50.79	$52.71	$48.42	$35.00

Total Return[b]	6.65%	(2.12%)	10.14%	40.27%	14.46%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$165,753	$104,142	$118,631	$77,503	$35,015
Ratio to average net assets of:
Net investment income(loss)	1.36%	1.62%	1.38%	1.22%	1.36%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	47%	59%	40%	28%	47%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

50 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P MIDCAP 400® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$128.31	$123.30	$115.31	$88.25	$82.17
Income from investment operations:
Net investment income(loss)[a]	0.59	0.70	0.75	1.02	0.20
Net (loss) gain on investments (realized and unrealized)	(9.10)	5.10	7.93	27.10	6.04
Total from investment operations	(8.51)	5.80	8.68	28.12	6.24
Less distributions from:
Net investment income	(0.58)	(0.71)	(0.69)	(1.06)	(0.16)
Return of capital	—	(0.08)	—	—	—
Total distributions to shareholders	(0.58)	(0.79)	(0.69)	(1.06)	(0.16)
Net asset value, end of period	$119.22	$128.31	$123.30	$115.31	$88.25

Total Return[b]	(6.65%)	4.71%	7.53%	32.07%	7.60%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$518,620	$769,872	$745,942	$737,971	$511,881
Ratio to average net assets of:
Net investment income(loss)	0.48%	0.54%	0.62%	1.01%	0.23%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	78%	102%	75%	72%	56%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 51

GUGGENHEIM S&P SMALLCAP 600® PURE VALUE ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$57.76	$62.54	$57.37	$40.04	$35.50
Income from investment operations:
Net investment income(loss)[a]	0.47	0.71	0.44	0.56	0.25
Net gain (loss) on investments (realized and unrealized)	2.69	(4.79)	5.14	17.40	4.56
Total from investment operations	3.16	(4.08)	5.58	17.96	4.81
Less distributions from:
Net investment income	(0.40)	(0.70)	(0.41)	(0.63)	(0.25)
Return of capital	—	—	—	—	(0.02)
Total distributions to shareholders	(0.40)	(0.70)	(0.41)	(0.63)	(0.27)
Net asset value, end of period	$60.52	$57.76	$62.54	$57.37	$40.04

Total Return[b]	5.50%	(6.60%)	9.73%	45.20%	13.52%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$193,665	$150,190	$171,990	$123,350	$72,066
Ratio to average net assets of:
Net investment income(loss)	0.83%	1.15%	0.73%	1.14%	0.65%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	51%	52%	51%	43%	48%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

52 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P SMALLCAP 600® PURE GROWTH ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$85.26	$80.56	$74.23	$54.34	$49.82
Income from investment operations:
Net investment income(loss)[a]	0.79	0.47	0.31	0.59	0.20
Net gain (loss) on investments (realized and unrealized)	(2.69)	4.70	6.33	19.87	4.50
Total from investment operations	(1.90)	5.17	6.64	20.46	4.70
Less distributions from:
Net investment income	(0.71)	(0.47)	(0.31)	(0.54)	(0.18)
Return of capital	—	(—)[d]	—	(0.03)	—
Total distributions to shareholders	(0.71)	(0.47)	(0.31)	(0.57)	(0.18)
Net asset value, end of period	$82.65	$85.26	$80.56	$74.23	$54.34

Total Return[b]	(2.20%)	6.42%	8.96%	37.94%	9.44%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$152,910	$225,933	$104,723	$107,630	$73,359
Ratio to average net assets of:
Net investment income(loss)	0.97%	0.55%	0.39%	0.94%	0.38%
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Portfolio turnover rate[c]	92%	62%	78%	73%	44%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
[d]	Less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Rydex ETF Trust (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type, and is authorized to issue an unlimited number of no par value shares. Each portfolio represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”), each a non-diversified investment company. The Trust was organized as a Delaware statutory trust on November 22, 2002. At October 31, 2016, the Trust consisted of twenty-two funds.

The financial statements herein relate to the following Funds, whose investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”) as follows:

Fund	Underlying Index
Guggenheim S&P 500® Top 50 ETF	S&P 500® Top 50 Index
Guggenheim S&P 500® Pure Value ETF	S&P 500® Pure Value Index
Guggenheim S&P 500® Pure Growth ETF	S&P 500® Pure Growth Index
Guggenheim S&P MidCap 400® Pure Value ETF	S&P MidCap 400® Pure Value Index
Guggenheim S&P MidCap 400® Pure Growth ETF	S&P MidCap 400® Pure Growth Index
Guggenheim S&P SmallCap 600® Pure Value ETF	S&P SmallCap 600® Pure Value Index
Guggenheim S&P SmallCap 600® Pure Growth ETF	S&P SmallCap 600® Pure Growth Index

The Funds seek to achieve their objective by investing in common stocks that comprise the Underlying Index. The Funds use a “replication” strategy to track the Underlying Index. Replication refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Funds operate as index funds and are not actively managed. Adverse performance of a security in the Funds’ portfolio will ordinarily not result in the elimination of the security from the Funds’ portfolio.

The Funds issue and redeem shares on a continuous basis, at net asset value per share (“NAV”), only in aggregation of 50,000 shares (a “Creation Unit”). Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

The Funds invest in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides administrative services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities; RFS ceased to be an affiliate of GI as of October 4, 2016, when it was acquired by MUFG Investor Services. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Funds.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the

54 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

The Funds invest in money market mutual funds, which are valued at their NAV.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

E. The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Fund’s net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of GI, liquidity or other considerations so warrant.

F. Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

GUGGENHEIM ETFs ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (continued)

2. Capital

There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Funds. The minimum transaction fees are:

Fund	Minimum Transaction Fee
Guggenheim S&P 500® Top 50 ETF	$500
Guggenheim S&P 500® Pure Value ETF	1,000
Guggenheim S&P 500® Pure Growth ETF	1,000
Guggenheim S&P MidCap 400® Pure Value ETF	750
Guggenheim S&P MidCap 400® Pure Growth ETF	750
Guggenheim S&P SmallCap 600® Pure Value ETF	1,000
Guggenheim S&P SmallCap 600® Pure Growth ETF	1,000

3. Fees and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Funds to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Funds.

Fund	Advisory Fee
Guggenheim S&P 500® Top 50 ETF	0.20%
Guggenheim S&P 500® Pure Value ETF	0.35%
Guggenheim S&P 500® Pure Growth ETF	0.35%
Guggenheim S&P MidCap 400® Pure Value ETF	0.35%
Guggenheim S&P MidCap 400® Pure Growth ETF	0.35%
Guggenheim S&P SmallCap 600® Pure Value ETF	0.35%
Guggenheim S&P SmallCap 600® Pure Growth ETF	0.35%

GI pays all expenses of the Funds, including the cost of transfer agency, custody, fund administration, fund accounting, legal, audit and other services, except: interest, taxes, distribution fees or expenses and extraordinary expenses.

Under a Fund Administration Agreement with the Trust, MUIS provides various administrative and financial reporting services for the Funds. GI compensates MUIS directly for this service.

Under a Fund Accounting Agreement with the Trust, BNYMellon maintains the books and records of the Funds. Under a Custodian Agreement with the Trust, BNYMellon maintains cash, securities and other assets of the Funds in a separate account for the Funds, keeps all necessary accounts and records, and provides other services. BNYMellon is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYMellon acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates BNYMellon directly for the foregoing services.

The Funds have adopted a Distribution Plan (the “Plan”) that allows the Funds to pay distribution fees to GFD and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Funds.

Certain trustees and officers of the Trust are also officers of GI and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	— quoted prices in active markets for identical securities.

Level 2	— other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3	— significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

56 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

5. Portfolio Securities Loaned

Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is held in a separately managed account established for each respective Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of each Fund. The separately managed accounts invest in short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds are disclosed on the Statements of Operations.

At October 31, 2016, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral	Non-Cash Collateral	Total Collateral
Guggenheim S&P 500® Pure Value ETF	$57,980,569	$20,517,856	$40,242,806	$60,760,662
Guggenheim S&P 500® Pure Growth ETF	79,278,590	39,871,125	42,205,298	82,076,423
Guggenheim S&P MidCap 400® Pure Value ETF	33,075,017	22,419,031	11,708,326	34,127,357
Guggenheim S&P MidCap 400® Pure Growth ETF	84,139,894	52,550,660	34,156,417	86,707,077
Guggenheim S&P SmallCap 600® Pure Value ETF	17,500,053	12,574,158	5,776,554	18,350,712
Guggenheim S&P SmallCap 600® Pure Growth ETF	30,189,103	23,416,527	7,319,755	30,736,282

The following represents a breakdown of the collateral for the joint repurchase agreements at October 31, 2016:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Citigroup Global Markets, Inc.			Various U.S. Government obligations and
0.34%			U.S. Government
Due 11/01/16	$39,896,264	$39,896,264	agency securities	$56,571,791	$40,694,669

BNP Paribas Securities Corp.			Various U.S. Government obligations and
0.34%			U.S. Government
Due 11/01/16	39,896,264	39,896,264	agency securities	142,026,569	40,694,189

Merrill Lynch, Pierce, Fenner & Smith, Inc.			Various U.S. Government obligations and
0.33%			U.S. Government
Due 11/01/16	39,896,264	39,896,264	agency securities	56,554,325	40,694,189

HSBC Securities (USA), Inc.			Various U.S. Government obligations and
0.30%			U.S. Government
Due 11/01/16	39,896,264	39,896,264	agency securities	107,849,219	40,694,421

Credit Suisse Securities (USA), LLC			Various U.S. Government obligations and
0.31%			U.S. Government
Due 11/01/16	11,764,301	11,764,301	agency securities	9,278,002	12,060,074

GUGGENHEIM ETFs ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

6. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended October 31, 2016, the following capital loss carryforward amounts were expired:

Fund	Amount
Guggenheim S&P 500® Top 50 ETF	$32,651,414

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

Fund	Ordinary Income	Return of Capital	Total Distributions
Guggenheim S&P 500® Top 50 ETF	$12,305,640	$—	$12,305,640
Guggenheim S&P 500® Pure Value ETF	16,846,207	—	16,846,207
Guggenheim S&P 500® Pure Growth ETF	12,804,542	—	12,804,542
Guggenheim S&P MidCap 400® Pure Value ETF	1,503,674	—	1,503,674
Guggenheim S&P MidCap 400® Pure Growth ETF	3,174,670	—	3,174,670
Guggenheim S&P SmallCap 600® Pure Value ETF	1,222,224	—	1,222,224
Guggenheim S&P SmallCap 600® Pure Growth ETF	1,779,427	—	1,779,427

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

Fund	Ordinary Income	Return of Capital	Total Distributions
Guggenheim S&P 500® Top 50 ETF	$11,355,966	$—	$11,355,966
Guggenheim S&P 500® Pure Value ETF	22,046,039	—	22,046,039
Guggenheim S&P 500® Pure Growth ETF	12,287,095	—	12,287,095
Guggenheim S&P MidCap 400® Pure Value ETF	1,909,844	—	1,909,844
Guggenheim S&P MidCap 400® Pure Growth ETF	4,173,726	467,016	4,640,742
Guggenheim S&P SmallCap 600® Pure Value ETF	1,976,663	—	1,976,663
Guggenheim S&P SmallCap 600® Pure Growth ETF	849,033	5,968	855,001

58 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at October 31, 2016 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
Guggenheim S&P 500® Top 50 ETF	$1,017,450	$—	$(73,579,215)	$65,391,945	$(7,169,820)
Guggenheim S&P 500® Pure Value ETF	915,703	—	(101,049,974)	(25,677,471)	(125,811,742)
Guggenheim S&P 500® Pure Growth ETF	1,926,363	—	(164,432,898)	154,972,696	(7,533,839)
Guggenheim S&P MidCap 400® Pure Value ETF	62,225	—	(18,181,742)	8,265,688	(9,853,829)
Guggenheim S&P MidCap 400® Pure Growth ETF	40,670	—	(44,468,541)	(9,673,509)	(54,101,380)
Guggenheim S&P SmallCap 600® Pure Value ETF	43,617	—	(43,334,388)	5,459,430	(37,831,341)
Guggenheim S&P SmallCap 600® Pure Growth ETF	61,092	—	(26,051,301)	(2,234,238)	(28,224,447)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2016, capital loss carryforwards for the Funds were as follows:

				Unlimited
Fund	Expires in 2017	Expires in 2018	Expires in 2019	Short-Term	Long-Term	Capital Loss Carryforward
Guggenheim S&P 500® Top 50 ETF	$(51,313,952)	$(10,584,384)	$(3,619,667)	$(3,487,327)	$(4,573,885)	$(73,579,215)
Guggenheim S&P 500® Pure Value ETF	(2,158,232)	—	—	(38,037,579)	(60,854,163)	(101,049,974)
Guggenheim S&P 500® Pure Growth ETF	—	—	—	(116,066,054)	(48,366,844)	(164,432,898)
Guggenheim S&P MidCap 400® Pure Value ETF	(1,163,866)	—	—	(11,291,550)	(5,726,326)	(18,181,742)
Guggenheim S&P MidCap 400® Pure Growth ETF	—	—	—	(42,215,668)	(2,252,873)	(44,468,541)
Guggenheim S&P SmallCap 600® Pure Value ETF	(5,771,118)	(8,325,244)	—	(19,000,516)	(10,237,510)	(43,334,388)
Guggenheim S&P SmallCap 600® Pure Growth ETF	—	—	—	(24,196,920)	(1,854,381)	(26,051,301)

In order to present paid-in-capital, undistributed net investment income and accumulated net realized gain (loss) on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on the net assets or NAV. The most significant of these adjustments are for net capital gains (losses) resulting from in-kind redemptions, return of capital on investments, excise tax paid, expiring losses and adjustments on the disposition of REITs. For the year ended October 31, 2016, the adjustments for the Funds were as follows:

Fund	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Guggenheim S&P 500® Top 50 ETF	$(2,423,782)	$4,239	$2,419,543
Guggenheim S&P 500® Pure Value ETF	33,106,579	92,921	(33,199,500)
Guggenheim S&P 500® Pure Growth ETF	144,743,182	285,911	(145,029,093)
Guggenheim S&P MidCap 400® Pure Value ETF	6,234,381	(12,902)	(6,221,479)
Guggenheim S&P MidCap 400® Pure Growth ETF	49,925,738	168,573	(50,094,311)
Guggenheim S&P SmallCap 600® Pure Value ETF	20,037,180	(14,208)	(20,022,972)
Guggenheim S&P SmallCap 600® Pure Growth ETF	9,448,026	23,125	(9,471,151)

GUGGENHEIM ETFs ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016, the identified cost of investments in securities owned by each Fund for Federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain/(Loss)
Guggenheim S&P 500® Top 50 ETF	$511,897,342	$94,129,702	$(28,737,757)	$65,391,945
Guggenheim S&P 500® Pure Value ETF	765,489,945	53,036,525	(78,713,996)	(25,677,471)
Guggenheim S&P 500® Pure Growth ETF	1,653,304,972	232,011,915	(77,039,219)	154,972,696
Guggenheim S&P MidCap 400® Pure Value ETF	179,894,323	19,107,094	(10,841,406)	8,265,688
Guggenheim S&P MidCap 400® Pure Growth ETF	580,873,972	49,040,579	(58,714,088)	(9,673,509)
Guggenheim S&P SmallCap 600® Pure Value ETF	200,763,376	30,583,386	(25,123,956)	5,459,430
Guggenheim S&P SmallCap 600® Pure Growth ETF	178,563,462	13,805,584	(16,039,822)	(2,234,238)

7. Investment Transactions

For the year ended October 31, 2016, the Funds had investments transactions in-kind associated with subscriptions and redemptions as follows:

Fund	Subscriptions	Redemptions
Guggenheim S&P 500® Top 50 ETF	$173,117,416	$108,407,985
Guggenheim S&P 500® Pure Value ETF	395,777,330	475,054,478
Guggenheim S&P 500® Pure Growth ETF	422,080,559	927,821,515
Guggenheim S&P MidCap 400® Pure Value ETF	94,458,594	36,111,706
Guggenheim S&P MidCap 400® Pure Growth ETF	134,425,774	326,652,649
Guggenheim S&P SmallCap 600® Pure Value ETF	113,427,386	79,654,637
Guggenheim S&P SmallCap 600® Pure Growth ETF	54,744,158	112,670,185

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim S&P 500® Top 50 ETF	$37,883,920	$38,830,928
Guggenheim S&P 500® Pure Value ETF	335,497,732	334,276,502
Guggenheim S&P 500® Pure Growth ETF	1,321,499,392	1,316,240,004
Guggenheim S&P MidCap 400® Pure Value ETF	54,087,998	53,727,261
Guggenheim S&P MidCap 400® Pure Growth ETF	497,347,930	498,080,128
Guggenheim S&P SmallCap 600® Pure Value ETF	84,200,650	83,299,096
Guggenheim S&P SmallCap 600® Pure Growth ETF	173,475,753	173,754,323

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended October 31, 2016, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Guggenheim S&P 500® Pure Value ETF	$34,468,652	$30,793,235	$(17,414,358)
Guggenheim S&P 500® Pure Growth ETF	90,859,689	98,749,388	(30,503,468)
Guggenheim S&P MidCap 400® Pure Value ETF	1,719,483	494,182	(11,357)
Guggenheim S&P MidCap 400® Pure Growth ETF	494,182	6,436,415	95,261
Guggenheim S&P SmallCap 600® Pure Value ETF	5,936,624	7,188,016	513,590
Guggenheim S&P SmallCap 600® Pure Growth ETF	7,188,016	5,936,624	(5,396,953)

60 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

8. Legal Proceedings

Lyondell Chemical Company

In December 2011, Rydex ETF Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”). Its funds may also be putative members of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman Action”).

Similar to the claims made in the Tribune matter, the complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Creditor Trust and Reichman Actions allege claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Third Amended Complaint in the Creditor Trust Action, a Second Amended Complaint in the Litigation Trust Action and an Amended Complaint in the Reichman Action.

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion.

On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the Litigation Trust Action and denied their motion to dismiss the Creditor Trust and Reichman Actions. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York. On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust and Reichman Actions in light of the U.S. Court of Appeals for the Second Circuit’s opinion affirming the dismissal of lawsuits filed against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 leveraged buyout of the Tribune Company. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment.

This lawsuit does not allege any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust received cash proceeds from the merger in the following amounts: Guggenheim S&P Midcap 400® Pure Value ETF Fund - $572,640. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of this lawsuit or the effect, if any, on the fund’s net asset value.

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex ETF Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including Rydex ETF Trust, the proceeds they received in connection with the LBO.

GUGGENHEIM ETFs ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (concluded)

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex ETF Trust has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 12-0063 (S.D.N.Y.). In the SLCFC actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Rydex ETF Trust, filed a joint brief in opposition to the petition for writ of certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

None of these lawsuits alleges any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Guggenheim S&P 500® Pure Value ETF (the “Fund”). The value of the proceeds received by the foregoing Fund was $197,050. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

9. Fund Changes

At a meeting held on October 14, 2015, the Adviser recommended and the Board of the Trust approved changing the Underlying Index for the Guggenheim Russell Top 50® Mega Cap ETF from the Russell Top 50® Mega Cap Index to the S&P 500® Top 50 Index. In connection with the change in the Fund’s Underlying Index, the Board also approved changing the Fund’s name to Guggenheim S&P 500® Top 50 ETF. The changes in index and Fund name became effective on January 27, 2016.

62 | GUGGENHEIM ETFs ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim S&P 500® Top 50 ETF, Guggenheim S&P 500® Pure Value ETF, Guggenheim S&P 500® Pure Growth ETF, Guggenheim S&P MidCap 400® Pure Value ETF, Guggenheim S&P MidCap 400® Pure Growth ETF, Guggenheim S&P SmallCap 600® Pure Value ETF, and Guggenheim S&P SmallCap 600® Pure Growth ETF (seven of the series constituting the Rydex ETF Trust) (the “Funds”) as of October 31, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (seven of the series constituting the Rydex ETF Trust) at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
December 22, 2016

GUGGENHEIM ETFs ANNUAL REPORT | 63

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend Received Deduction
Guggenheim S&P 500® Top 50 ETF	100.00%
Guggenheim S&P 500® Pure Value ETF	100.00%
Guggenheim S&P 500® Pure Growth ETF	93.42%
Guggenheim S&P MidCap 400® Pure Value ETF	100.00%
Guggenheim S&P MidCap 400® Pure Growth ETF	100.00%
Guggenheim S&P SmallCap 600® Pure Value ETF	100.00%
Guggenheim S&P SmallCap 600® Pure Growth ETF	67.37%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Guggenheim S&P 500® Top 50 ETF	100.00%
Guggenheim S&P 500® Pure Value ETF	100.00%
Guggenheim S&P 500® Pure Growth ETF	100.00%
Guggenheim S&P MidCap 400® Pure Value ETF	100.00%
Guggenheim S&P MidCap 400® Pure Growth ETF	100.00%
Guggenheim S&P SmallCap 600® Pure Value ETF	100.00%
Guggenheim S&P SmallCap 600® Pure Growth ETF	66.67%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

64 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Board Considerations in Approving the Continuation of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex ETF Trust (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 19, 2016, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and the Advisor applicable to each series of the Trust except for the Guggenheim S&P 100® Equal Weight ETF (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 26, 2016 (together, with the May 19 meeting, the “Meetings”).

Prior to reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from Fund counsel regarding the responsibilities of the Board with respect to the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s investment management personnel; (c) the Advisor’s operations and financial condition; (d) the Advisor’s brokerage practices (including any soft dollar arrangements) and the variety and complexity of its investment strategies; (e) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale and the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (f) each Fund’s overall fees and operating expenses compared with those of similar funds; (g) the level of the Advisor’s profitability from its Fund-related operations; (h) the Advisor’s compliance processes and systems; (i) the Advisor’s compliance policies and procedures; (j) the Advisor’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with that of similar funds and/or appropriate benchmarks. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the services that it provides to the Funds; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

●

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

●

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of

GUGGENHEIM ETFs ANNUAL REPORT | 65

OTHER INFORMATION (Unaudited)(continued)

other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies) that should be reviewed in context. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. The Board also discussed the correlation between a Fund’s assets under management and tracking error, noting that a Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Fund’s size. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

●

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board noted that the Advisor had contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, extraordinary expenses, distribution fees, and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. In addition to those expenses listed above, the Board noted that for the Guggenheim S&P 500® Equal Weight ETF and each Guggenheim S&P 500® Equal Weight Sector ETF (with the exception of the Guggenheim S&P 500® Equal Weight Real Estate ETF), the Advisor also had contractually agreed to pay expenses of the Independent Trustees (including any Trustees’ counsel fees). The Board also analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. . Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

●

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. The Board noted that the Investment Advisory Agreement did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Advisor’s assertion that future economies of scale had been taken into consideration by fixing relatively low advisory fees for the Funds, effectively sharing the benefits of lower fees with the Funds from inception. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

●

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Fund, including any soft dollar usage by the Advisor and any intangible benefits. In particular, the Board considered the nature, extent, quality, and cost of certain distribution services performed by the Advisor’s affiliate under the distribution agreement and the Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliates’ commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

Board Considerations in Approving the Investment Advisory Agreement for the Guggenheim S&P 100® Equal Weight ETF

The Board of the Trust, including the Independent Trustees, attended an in-person meeting held on February 25, 2016 (the “February Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval of the investment advisory agreement (the “OEW Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to the Guggenheim S&P 100® Equal Weight ETF, a new series of the Trust (the “OEW Fund”). The Board unanimously approved the OEW Investment Advisory Agreement based on the Board’s review of qualitative and quantitative information provided by the Advisor.

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OTHER INFORMATION (Unaudited)(continued)

Prior to reaching the conclusion to approve the OEW Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the OEW Investment Advisory Agreement. In addition, the Board received a memorandum from Fund counsel regarding the responsibilities of the Board with respect to the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Independent Trustees also carefully considered information that they had received about the Advisor throughout the year as part of their regular oversight of the other series of the Trust. At the May Meeting, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the OEW Fund’s proposed fees and expenses relative to the fees and expenses of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the February Meeting, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the investment advisory and other services to be provided by the Advisor; (b) the Advisor’s investment management personnel; (c) the Advisor’s operations and financial condition; (d) the expected benefits (such as soft dollars, if any) derived by the Advisor and its affiliates from their relationship with the OEW Fund; (e) a comparison of the OEW Fund’s projected advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (f) the OEW Fund’s expected overall fees and operating expenses compared with those of similar funds; (g) the Advisor’s compliance processes and systems; (h) the Advisor’s compliance policies and procedures; and (i) the Advisor’s reputation, expertise and resources in the financial markets; and (j) the Advisor’s performance with respect to existing similar Funds. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the February Meeting, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the OEW Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the services that it will provide to the OEW Fund; and (c) agreed to approve the OEW Investment Advisory Agreement based upon the following considerations, among others:

●

Nature, Extent and Quality of Services Provided by the Advisor. The Board reviewed the scope of services to be provided by the Advisor under the OEW Investment Advisory Agreement and determined that the Advisor was capable of providing high quality advisory services to the OEW Fund, as indicated by the nature and quality of services provided by the Advisor in the past, the firm’s management capabilities, the professional qualifications and experience of its portfolio managers, and its investment and management oversight processes. Based on the foregoing, the Trustees determined that the approval of the OEW Investment Advisory Agreement would enable shareholders of the Fund to receive high quality services at a cost that was appropriate and reasonable.

●

Fund Expenses and Performance of the OEW Fund and the Advisor. As the OEW Fund had not yet commenced operations, the Board was not able to review the OEW Fund’s performance. However, the Board considered the Advisor’s track record of successfully managing funds that seek to track the performance of a benchmark and determined that the Advisor would have the capabilities, resources, and personnel necessary to provide the OEW Fund with a reasonable potential for positive performance. The Board also reviewed statistical information provided by the Advisor regarding the OEW Fund’s proposed expense ratio components. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare a report to help the Board compare the OEW Fund’s fees and expenses to those of comparable funds in the OEW Fund’s peer group, and the broader peer universe, as determined by FUSE. In the report, the OEW Fund’s proposed expense ratio components, including advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise the OEW Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the OEW Fund and its peer funds (e.g., specific differences in principal investment strategies) that should be reviewed in context. The Board also discussed the correlation between assets under management and tracking error, noting that the OEW Fund’s ability to replicate its underlying index rather than employ representative sampling will depend, in part, upon the OEW Fund’s size. Based on the foregoing, the Board determined that the proposed advisory fee to be paid by the OEW Fund is reasonable in relation to the nature and quality of the services to be provided by the Advisor.

●

Costs of Services Provided to the OEW Fund and Profits Realized by the Advisor and its Affiliates. The Board noted that the Advisor had contractually agreed to pay all operating expenses of the OEW Fund, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, extraordinary expenses, distribution

GUGGENHEIM ETFs ANNUAL REPORT | 67

OTHER INFORMATION (Unaudited)(concluded)

fees, and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and expenses of the Independent Trustees (including any Trustees’ counsel fees). With respect to the cost of advisory services provided and the Advisor’s profitability, the Board concluded that it was too early to predict the profitability of the OEW Fund to the Advisor, but noted that they would monitor the Advisor’s profitability with respect to the OEW Fund after the OEW Fund commenced operations.

●

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the OEW Fund’s asset levels. The Board noted that because the OEW Fund had not yet commenced operations, there were as of now, no economies of scale to share with shareholders. The Board also considered the Advisor’s statements that it would consider the introduction of breakpoints in the future and noted that it intends to continue monitoring the existence of economies of scale as the OEW Fund grows in size.

●

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the OEW Fund, including any soft dollar usage by the Advisor and any intangible benefits. In particular, the Board considered the nature, extent, quality, and cost of certain distribution services to be performed by the Advisor’s affiliate and the fees to be paid to the Advisor’s affiliates for those services under the distribution agreement and the Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliates’ commitment to the OEW Fund, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the OEW Investment Advisory Agreement were reasonable, and that approval of the OEW Investment Advisory Agreement was in the best interests of the OEW Fund and its shareholders.

68 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in FundComplex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	232

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle***** (1959)	Trustee from August 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	135	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee and Member of the Audit Committee from 2003 to present; Member of the Governance and Nominating Committees from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	135	None.
J. Kenneth Dalton (1941)	Trustee from 2003 to present; Chairman and Member of the Audit Committee from 2003 to present; Member of the Governance and Nominating Committees from 2005 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	135	Epiphany Funds (4) (2009-present).

GUGGENHEIM ETFs ANNUAL REPORT | 69

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in FundComplex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee and Member of the Audit Committee from 2003 to present; Chairman of the Board from 2006 to 2014; Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	135	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present; Chairman and Member of the Compliance and Risk Oversight Committee from 2010 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	135	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	135	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 2003 to present; Chairman and Member of the Governance and Nominating Committees from 2005 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	135	None.
Sandra G.Sponem***** (1958)	Trustee from August 2016 to present.	Current: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-present).	135	None.

70 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held withthe Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (2016-present)

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Managing Director of Transparent Value, LLC (2015-present); Managing Director of Guggenheim Investments (2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

GUGGENHEIM ETFs ANNUAL REPORT | 71

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held withthe Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Some of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
*****	Mses. Brock-Kyle and Sponem commenced serving as independent Trustees effective August 18, 2016.

72 | GUGGENHEIM ETFs ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction.  In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

74 | GUGGENHEIM ETFs ANNUAL REPORT

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10.31.2016

Guggenheim ETFs Funds Annual Report

RSP	Guggenheim S&P 500® Equal Weight ETF

GuggenheimInvestments.com	ETF3-ANN-1016x1017

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
FEES AND EXPENSES	5
MANAGER’S ANALYSIS	6
PORTFOLIO SUMMARY	7
SCHEDULE OF INVESTMENTS	8
STATEMENT OF ASSETS AND LIABILITIES	14
STATEMENT OF OPERATIONS	15
STATEMENTS OF CHANGES IN NET ASSETS	16
FINANCIAL HIGHLIGHTS	17
NOTES TO FINANCIAL STATEMENTS	18
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
OTHER INFORMATION	26
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	30
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	34

GUGGENHEIM ETFs ANNUAL REPORT | 1

October 31, 2016

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for Guggenheim S&P 500® Equal Weight Exchange-Traded Fund (“ETF”) for the annual fiscal period ended October 31, 2016.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview, which follows this letter, followed by the Manager’s Analysis for the ETF.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
November 30, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Guggenheim S&P 500® Equal Weight ETF may not be suitable for all investors. ● The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. ● In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● Unlike many investment companies, the Fund is not actively “managed.” This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. ● Tracking error risk refers to the risk that the Adviser may not be able to cause the Fund’s performance to match or correlate to that of the Fund’s Underlying Index, either on a daily or aggregate basis. Tracking error risk may cause the Fund’s performance to be less than you expect. ● Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained. ● The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | GUGGENHEIM ETFs ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	October 31, 2016

Behind the performance numbers for the past 12 months are a multitude of events that unfolded throughout 2016, including a beginning-of-the-year recession scare, an increase in U.S. corporate default volume, several quarters of negative earnings growth, the British vote to exit the European Union, and stubbornly low inflation across the globe. Some might forget that in the first six weeks of the year U.S. corporate bonds suffered one of the worst selloffs since the financial crisis, or that the S&P 500 was down almost 11%. We continue to believe that the turnaround in market performance was a result of global central bank easing.

The surprise end to the fractious U.S. election season leaves many questions unanswered about the new administration, but as it relates to the economy we are particularly alert to the possible market impact of resurgent fiscal policy. We will learn more as we move through the transition of power, but in the meantime several market positives should support asset performance in the fourth quarter and into 2017. The domestic economy just turned in the highest growth rate in two years, early indications point to a strong Christmas selling season, corporate earnings are turning higher or recovering, and the energy sector is stabilizing with the oil market recovery.

U.S. real gross domestic product (“GDP”) was up 2.9% in the third quarter (revised higher to 3.2% in late November), up from 1.4% in the second quarter. We expect output to rise by around 2% on average in coming quarters, a bit faster than the trend rate over the past year, as drags from past dollar strength and an inventory adjustment cycle fade.

The labor market continues to strengthen, as seen in the impressive growth in the size of the labor force. In the year through October, the labor force participation rate increased by 0.3 percentage point while the unemployment rate declined by just 0.1 percentage point. The cyclical rise in participation has helped to keep the unemployment rate steady and stave off U.S. Federal Reserve (the “Fed”) rate hikes in 2016.

We believe it is highly likely the Fed will raise rates in December, and we expect policymakers to hike twice more in 2017. While this would be a bit faster than markets are now pricing in, it would still leave rates below levels prescribed by standard policy rules. President-elect Trump will have an opportunity to fill two open seats on the Board of Governors, though this should not affect Fed policy in the near term.

Fed Chair Yellen has spoken about temporarily running a “high-pressure economy”—one that enables robust business activity and a tight labor market—to offset persistent shortfalls in aggregate demand. If this is the case, before the expansion ends the Fed will likely allow unemployment to drop below 4%, and inflation to overshoot its 2% goal. This change in perspective, as well as the president-elect’s proposed changes to fiscal policy, accounts for why we are starting to see a backup in long-term interest rates, although global monetary policy intervention will likely continue to support bond prices.

Meanwhile, monetary policy divergence will continue to support the U.S. dollar. We expect the European Central Bank (“ECB”) to extend quantitative easing (“QE”) at the current pace of €80 billion per month in December, which will require adjustments to the program. In our view, the QE programs of the ECB and Bank of Japan (“BoJ”) will continue to buttress global sovereign debt and credit markets.

For the 12 months ended October 31, 2016, the Standard & Poor’s 500® (“S&P 500”) Index* returned 4.51%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.23%. The return of the MSCI Emerging Markets Index* was 9.27%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.37% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 10.14%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.31% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

GUGGENHEIM ETFs ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	October 31, 2016

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Equal Weight Index is the equal weighted version of the widely regarded S&P 500® Index, which measures 500 leading companies in leading U.S. industries. It has the same constituents as the capitalization-weighted S&P 500® Index, but each company in the equal weight index is allocated a fixed weight, rebalancing quarterly.

4 | GUGGENHEIM ETFs ANNUAL REPORT

FEES AND EXPENSES (Unaudited)

Shareholder Expense Example

As a shareholder of the Rydex ETF Trust, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on April 30, 2016 and held for the six months ended October 31, 2016.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Expense Ratio[1]	Fund Return	Beginning Account Value April 30, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim S&P 500® Equal Weight ETF	0.40%	3.25%	$ 1,000.00	$ 1,032.50	$ 2.05

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim S&P 500® Equal Weight ETF	0.40%	5.00%	1,000.00	1,023.19	2.04

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period April 30, 2016 to October 31, 2016.

GUGGENHEIM ETFs ANNUAL REPORT | 5

MANAGER’S ANALYSIS (Unaudited)	October 31, 2016

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

Guggenheim S&P 500® Equal Weight ETF (“RSP”) returned 5.24% for the one-year period ended October 31, 2016, compared with the benchmark S&P 500® Equal Weight Index, which returned 5.66%. The cap-weighted S&P 500 Index returned 4.51%. During the period, RSP achieved over 99% correlation to its benchmark on a daily basis.

On January 26, 2016, Guggenheim Russell 1000® Equal Weight ETF was merged into RSP.

The Information Technology, Utilities, and Industrials sectors contributed the most to the Fund’s performance. The only detractors to return were Consumer Discretionary and Health Care. The Telecommunications Services sector contributed the least.

Top contributors to the Fund’s return included NVIDIA Corp., Newmont Mining Corp., and ONEOK, Inc. The top detractors were Endo International Plc, CF Industries Holdings, Inc., and Signet Jewelers Ltd.

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

Cumulative Fund Performance: October 31, 2006 – October 31, 2016

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016
	One Year	Three Year	Five Year	10 Year
Guggenheim S&P 500® Equal Weight ETF	5.24%	7.94%	13.52%	7.52%
S&P 500 Equal Weight Index	5.66%	8.30%	14.03%	8.11%
S&P 500 Index	4.51%	8.84%	13.57%	6.70%

The returns presented above do not reflect the effect of taxes. Index returns represent total returns. Performance displayed represents past performance, which is no guarantee of future results.

6 | GUGGENHEIM ETFs ANNUAL REPORT

PORTFOLIO SUMMARY (Unaudited)	October 31, 2016

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings	(% of Total Net Assets)
Akamai Technologies, Inc.	0.3%
Netflix, Inc.	0.3%
NVIDIA Corp.	0.2%
The Gap, Inc.	0.2%
F5 Networks, Inc.	0.2%
Reynolds American, Inc.	0.2%
Royal Caribbean Cruises Ltd.	0.2%
Expedia, Inc.	0.2%
Level 3 Communications, Inc.	0.2%
FMC Technologies, Inc.	0.2%
Top Ten Total	2.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

GUGGENHEIM ETFs ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS	October 31, 2016
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

COMMON STOCKS† - 99.8%

Consumer, Non-cyclical - 20.3%
Reynolds American, Inc.	423,823	$23,344,170
Quanta Services, Inc.*	789,265	22,691,368
ConAgra Foods, Inc.	461,328	22,226,783
Coty, Inc. — Class A*	962,577	22,129,645
PayPal Holdings, Inc.*	525,754	21,902,912
Hormel Foods Corp.	554,963	21,366,075
Mondelez International, Inc. — Class A	474,788	21,336,973
Hershey Co.	207,777	21,288,831
UnitedHealth Group, Inc.	149,546	21,135,335
Baxter International, Inc.	443,190	21,091,413
H&R Block, Inc.	910,831	20,921,789
Alexion Pharmaceuticals, Inc.*	159,958	20,874,520
Stryker Corp.	180,780	20,852,974
Altria Group, Inc.	314,389	20,787,401
Archer-Daniels-Midland Co.	475,565	20,720,367
Kraft Heinz Co.	232,444	20,675,894
PepsiCo, Inc.	192,038	20,586,474
Constellation Brands, Inc. — Class A	123,080	20,569,129
Molson Coors Brewing Co. — Class B	197,208	20,472,162
Thermo Fisher Scientific, Inc.	139,085	20,449,667
Danaher Corp.	259,461	20,380,662
Church & Dwight Company, Inc.	421,670	20,349,794
Total System Services, Inc.	407,149	20,308,592
CR Bard, Inc.	93,566	20,273,881
Brown-Forman Corp. — Class B	438,422	20,241,944
HCA Holdings, Inc.*	263,167	20,140,170
Colgate-Palmolive Co.	282,005	20,123,877
Procter & Gamble Co.	231,736	20,114,685
Quest Diagnostics, Inc.	246,955	20,112,015
Automatic Data Processing, Inc.	230,822	20,095,363
Universal Health Services, Inc. — Class B	166,377	20,083,368
Robert Half International, Inc.	535,763	20,048,251
Coca-Cola Co.	472,753	20,044,727
Cooper Companies, Inc.	113,681	20,012,403
St. Jude Medical, Inc.	256,078	19,933,112
S&P Global, Inc.	163,506	19,923,206
McCormick & Company, Inc.	207,777	19,919,581
Estee Lauder Companies, Inc. — Class A	228,246	19,887,074
Verisk Analytics, Inc. — Class A*,1	243,838	19,884,989
Intuitive Surgical, Inc.*	29,543	19,855,259
Whole Foods Market, Inc.[1]	698,757	19,767,836
Campbell Soup Co.	363,683	19,762,534
Philip Morris International, Inc.	204,886	19,759,206
Global Payments, Inc.	271,445	19,685,191
Kroger Co.	634,195	19,647,361
Becton Dickinson and Co.	116,866	19,622,970
Johnson & Johnson	169,022	19,604,862
Tyson Foods, Inc. — Class A	276,548	19,593,426
Monster Beverage Corp.*	135,418	19,546,234
Celgene Corp.*	191,280	19,544,991
Dr Pepper Snapple Group, Inc.	222,436	19,527,656
Clorox Co.	162,592	19,514,291
Dentsply Sirona, Inc.	338,525	19,488,884
Kellogg Co.	259,097	19,465,958
Humana, Inc.	113,209	19,418,740
United Rentals, Inc.*	256,531	19,409,135
Hologic, Inc.*	537,788	19,365,746
Varian Medical Systems, Inc.*,1	213,421	19,363,687
Western Union Co.[1]	963,094	19,329,297
Medtronic plc	235,453	19,311,855
Sysco Corp.	401,279	19,309,545
JM Smucker Co.[1]	147,009	19,303,752
Mead Johnson Nutrition Co. — Class A	257,573	19,258,733
Ecolab, Inc.	168,392	19,225,315
Anthem, Inc.	157,470	19,189,294
Abbott Laboratories	487,284	19,121,024
General Mills, Inc.	307,221	19,041,558
Patterson Companies, Inc.	443,869	18,957,645
Zoetis, Inc.	396,580	18,956,524
Express Scripts Holding Co.*	280,952	18,936,165
Biogen, Inc.*	67,502	18,912,710
Equifax, Inc.	152,427	18,896,375
Eli Lilly & Co.	255,401	18,858,810
Gilead Sciences, Inc.	256,049	18,852,888
Moody’s Corp.	187,445	18,841,971
Merck & Company, Inc.	319,806	18,779,008
Henry Schein, Inc.*	125,774	18,765,481
Perrigo Company plc	225,267	18,739,961
Cintas Corp.	175,598	18,731,039
Endo International plc*	997,465	18,702,469
Boston Scientific Corp.*	850,005	18,700,110
Centene Corp.*	298,924	18,676,772
Kimberly-Clark Corp.	162,504	18,592,083
Pfizer, Inc.	586,025	18,582,853
Aetna, Inc.	172,954	18,566,612
Laboratory Corporation of America Holdings*	147,983	18,548,189
Avery Dennison Corp.	265,262	18,512,635
Cigna Corp.	155,591	18,488,879
DaVita, Inc.*	313,947	18,403,573
Mylan N.V.*	500,979	18,285,734
Bristol-Myers Squibb Co.	359,043	18,278,879
Regeneron Pharmaceuticals, Inc.*,1	51,969	17,930,344
Allergan plc*	84,550	17,665,877
AbbVie, Inc.	315,401	17,593,068
Cardinal Health, Inc.	253,581	17,418,479
Nielsen Holdings plc	384,300	17,301,186
Amgen, Inc.	119,983	16,936,800
Zimmer Biomet Holdings, Inc.	159,485	16,809,719
Edwards Lifesciences Corp.*	174,370	16,603,511
Illumina, Inc.*	121,240	16,505,614
AmerisourceBergen Corp. — Class A	234,253	16,472,671
Mallinckrodt plc*	273,500	16,207,610
Vertex Pharmaceuticals, Inc.*	213,312	16,181,848
McKesson Corp.	113,465	14,429,344
Total Consumer, Non-cyclical		2,018,959,352

8 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

Financial - 18.3%
KeyCorp	1,630,009	$23,015,728
Principal Financial Group, Inc.	413,145	22,557,716
Comerica, Inc.	432,562	22,532,156
Fifth Third Bancorp	1,002,715	21,819,078
Mastercard, Inc. — Class A	203,589	21,788,095
Regions Financial Corp.	2,032,958	21,772,980
Huntington Bancshares, Inc.	2,026,755	21,483,603
Hartford Financial Services Group, Inc.	486,822	21,473,719
Prudential Financial, Inc.	252,372	21,398,622
MetLife, Inc.	455,106	21,371,779
American Tower Corp. — Class A	181,350	21,252,407
PNC Financial Services Group, Inc.	222,239	21,246,048
Morgan Stanley	632,621	21,237,087
Citizens Financial Group, Inc.	805,468	21,216,027
Synchrony Financial	742,056	21,215,381
E*TRADE Financial Corp.*	752,702	21,196,088
Bank of New York Mellon Corp.	488,257	21,126,880
Goldman Sachs Group, Inc.	118,528	21,126,431
Zions Bancorporation	653,700	21,055,677
American International Group, Inc.	340,600	21,015,020
Northern Trust Corp.	289,811	20,988,113
Bank of America Corp.	1,269,628	20,948,862
M&T Bank Corp.	170,673	20,946,697
Lincoln National Corp.	425,464	20,886,028
Loews Corp.	484,915	20,865,892
SunTrust Banks, Inc.	460,553	20,830,812
Citigroup, Inc.	423,645	20,822,152
JPMorgan Chase & Co.	299,848	20,767,472
Charles Schwab Corp.	651,980	20,667,766
Capital One Financial Corp.	278,907	20,650,274
Willis Towers Watson plc[1]	163,752	20,616,377
U.S. Bancorp	460,346	20,605,087
BB&T Corp.	523,149	20,507,441
Chubb Ltd.	160,802	20,421,854
American Express Co.	306,859	20,381,575
Aon plc	183,454	20,332,207
Visa, Inc. — Class A	245,697	20,272,459
UDR, Inc.	579,414	20,262,107
Prologis, Inc.	388,124	20,244,548
XL Group Ltd.	582,787	20,222,709
People’s United Financial, Inc.[1]	1,242,788	20,182,877
AvalonBay Communities, Inc.	117,761	20,158,328
Progressive Corp.	639,671	20,156,033
State Street Corp.	286,704	20,129,488
Apartment Investment & Management Co. — Class A	455,922	20,092,483
Unum Group	566,928	20,069,251
Allstate Corp.	294,048	19,965,859
Weyerhaeuser Co.	659,295	19,732,699
Torchmark Corp.	310,456	19,686,015
Equinix, Inc.	55,095	19,684,342
Berkshire Hathaway, Inc. — Class B*	136,302	19,668,379
Ventas, Inc.[1]	290,223	19,662,608
Equity Residential	318,213	19,649,653
Arthur J Gallagher & Co.	406,421	19,601,685
Alliance Data Systems Corp.	95,758	19,579,638
Public Storage	91,403	19,534,650
Crown Castle International Corp.	214,177	19,487,965
Essex Property Trust, Inc.	90,842	19,448,364
Digital Realty Trust, Inc.[1]	207,580	19,394,199
Marsh & McLennan Companies, Inc.	302,837	19,196,837
Discover Financial Services	340,206	19,163,804
Intercontinental Exchange, Inc.	70,796	19,142,530
Host Hotels & Resorts, Inc.	1,233,567	19,095,617
Aflac, Inc.	276,026	19,009,911
T. Rowe Price Group, Inc.[1]	296,142	18,956,050
Franklin Resources, Inc.	561,678	18,906,081
Travelers Companies, Inc.	174,606	18,888,877
Wells Fargo & Co.	410,186	18,872,658
CME Group, Inc. — Class A	188,439	18,862,744
BlackRock, Inc. — Class A	55,193	18,834,059
Federal Realty Investment Trust	129,362	18,787,243
Cincinnati Financial Corp.	264,681	18,734,121
Vornado Realty Trust	200,935	18,642,749
Welltower, Inc.	270,973	18,569,780
Nasdaq, Inc.	289,683	18,531,022
Iron Mountain, Inc.	548,839	18,512,339
CBRE Group, Inc. — Class A*	717,034	18,470,796
Realty Income Corp.	310,977	18,422,277
Affiliated Managers Group, Inc.*	138,770	18,409,228
Kimco Realty Corp.	690,047	18,362,151
Extra Space Storage, Inc.	250,043	18,290,645
Invesco Ltd.	649,237	18,237,067
Assurant, Inc.	223,969	18,033,984
HCP, Inc.[1]	524,093	17,950,185
Navient Corp.	1,404,358	17,947,695
Boston Properties, Inc.	147,767	17,802,969
Ameriprise Financial, Inc.	201,013	17,767,539
General Growth Properties, Inc.	710,938	17,737,903
Simon Property Group, Inc.	95,207	17,704,694
SL Green Realty Corp.	180,052	17,684,707
Macerich Co.	249,698	17,673,624
Legg Mason, Inc.	584,162	16,777,133
Total Financial		1,827,004,489

Consumer, Cyclical - 14.7%
The Gap, Inc.[1]	855,853	23,612,985
Royal Caribbean Cruises Ltd.	302,886	23,282,847
Harley-Davidson, Inc.	395,161	22,532,080
Carnival Corp.	450,387	22,114,002
Delta Air Lines, Inc.	529,363	22,111,492
Tiffany & Co.[1]	297,047	21,809,191
Southwest Airlines Co.	535,192	21,434,440
United Continental Holdings, Inc.*	381,016	21,424,530
Michael Kors Holdings Ltd.*	418,681	21,260,620
Signet Jewelers Ltd.[1]	259,854	21,115,736
Best Buy Company, Inc.[1]	542,002	21,089,298
American Airlines Group, Inc.	519,187	21,078,992
Darden Restaurants, Inc.	325,203	21,069,903
BorgWarner, Inc.	585,343	20,978,693
Alaska Air Group, Inc.[1]	290,223	20,959,905
Nordstrom, Inc.[1]	402,076	20,907,952

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

Hasbro, Inc.	250,003	$20,852,750
General Motors Co.	655,637	20,718,129
Foot Locker, Inc.	309,375	20,656,970
Ross Stores, Inc.	328,773	20,561,463
Macy’s, Inc.	563,232	20,552,336
AutoZone, Inc.*	27,646	20,517,756
Marriott International, Inc. — Class A	297,567	20,442,853
Kohl’s Corp.[1]	465,911	20,383,606
Ulta Salon Cosmetics & Fragrance, Inc.*	83,695	20,366,341
L Brands, Inc.[1]	279,753	20,195,369
Hanesbrands, Inc.	777,595	19,984,192
PVH Corp.	186,492	19,950,914
Walgreens Boots Alliance, Inc.	240,978	19,936,110
Target Corp.[1]	289,604	19,904,483
Wal-Mart Stores, Inc.	284,256	19,903,605
Mattel, Inc.	629,791	19,857,310
Yum! Brands, Inc.	229,780	19,825,418
TJX Companies, Inc.	267,297	19,713,154
Harman International Industries, Inc.	246,926	19,682,471
Wyndham Worldwide Corp.[1]	298,796	19,672,729
McDonald’s Corp.	174,400	19,632,208
Costco Wholesale Corp.	132,596	19,606,971
Coach, Inc.	546,145	19,601,144
Dollar General Corp.	283,144	19,562,419
PACCAR, Inc.	356,172	19,560,966
Starbucks Corp.	367,675	19,512,512
Ralph Lauren Corp. — Class A	198,368	19,459,901
Fastenal Co.	492,564	19,200,145
Wynn Resorts Ltd.[1]	203,068	19,200,079
Goodyear Tire & Rubber Co.	660,405	19,171,557
Delphi Automotive plc	293,831	19,119,583
Home Depot, Inc.	156,437	19,086,879
DR Horton, Inc.	661,271	19,064,443
Newell Brands, Inc.	396,501	19,039,978
O’Reilly Automotive, Inc.*	71,809	18,989,172
Ford Motor Co.	1,614,219	18,950,931
WW Grainger, Inc.	89,839	18,697,293
Genuine Parts Co.	206,027	18,663,986
AutoNation, Inc.*	423,734	18,589,210
Bed Bath & Beyond, Inc.[1]	459,618	18,577,760
Lowe’s Companies, Inc.	278,445	18,558,359
Leggett & Platt, Inc.	404,435	18,555,478
PulteGroup, Inc.	997,210	18,548,106
VF Corp.	342,015	18,540,633
Urban Outfitters, Inc.*	553,863	18,526,717
Dollar Tree, Inc.*	244,802	18,494,791
LKQ Corp.*	572,444	18,478,492
Lennar Corp. — Class A	442,325	18,440,529
CVS Health Corp.	218,346	18,362,899
Advance Auto Parts, Inc.	130,630	18,298,650
Tractor Supply Co.	292,062	18,291,843
NIKE, Inc. — Class B	361,186	18,124,313
Mohawk Industries, Inc.*	98,177	18,094,021
CarMax, Inc.*,1	361,835	18,070,040
Whirlpool Corp.	119,865	17,958,174
Staples, Inc.	2,345,537	17,356,974
Chipotle Mexican Grill, Inc. — Class A*,1	46,837	16,896,916
Under Armour, Inc. — Class A*,1	275,485	8,567,584
Under Armour, Inc. — Class C*	276,872	7,159,910
Adient plc*	1	36
Total Consumer, Cyclical		1,459,072,227

Industrial - 13.7%
Owens-Illinois, Inc.*	1,148,486	22,165,780
Boeing Co.	155,493	22,146,868
Northrop Grumman Corp.	95,502	21,869,958
Cummins, Inc.	171,076	21,866,934
CSX Corp.	716,533	21,861,422
FedEx Corp.	124,239	21,657,342
Amphenol Corp. — Class A	326,039	21,495,751
Deere & Co.[1]	243,013	21,458,048
FLIR Systems, Inc.	650,938	21,428,879
Ryder System, Inc.	307,683	21,350,123
Ingersoll-Rand plc	316,680	21,309,398
Rockwell Automation, Inc.	177,643	21,267,420
Republic Services, Inc. — Class A	403,550	21,238,836
Martin Marietta Materials, Inc.[1]	114,201	21,170,581
Fluor Corp.	404,514	21,030,683
Vulcan Materials Co.	185,263	20,971,772
J.B. Hunt Transport Services, Inc.	256,698	20,949,124
Waste Management, Inc.	318,459	20,910,018
Snap-on, Inc.	135,448	20,872,536
Mettler-Toledo International, Inc.*	51,399	20,769,307
Rockwell Collins, Inc.	245,638	20,712,196
Lockheed Martin Corp.	83,970	20,688,529
Caterpillar, Inc.	247,349	20,643,748
TE Connectivity Ltd.	327,710	20,603,128
Jacobs Engineering Group, Inc.*	398,487	20,553,959
Norfolk Southern Corp.	220,135	20,472,555
Garmin Ltd.[1]	421,237	20,371,021
Expeditors International of Washington, Inc.	395,155	20,338,628
Parker-Hannifin Corp.	165,472	20,311,688
Corning, Inc.	892,938	20,278,622
Fortive Corp.	395,340	20,182,107
Textron, Inc.	501,726	20,109,178
General Dynamics Corp.	133,285	20,091,381
Sealed Air Corp.	439,798	20,067,983
Raytheon Co.	146,852	20,061,452
Eaton Corporation plc	314,340	20,045,462
United Parcel Service, Inc. — Class B	185,676	20,008,446
Arconic, Inc.	693,891	19,928,550
Emerson Electric Co.	392,931	19,913,743
United Technologies Corp.	194,632	19,891,390
WestRock Co.	429,868	19,855,603
Xylem, Inc.	410,766	19,852,321
Ball Corp.	256,855	19,795,815
CH Robinson Worldwide, Inc.	290,055	19,758,547
Honeywell International, Inc.	179,342	19,670,231
Roper Technologies, Inc.	113,484	19,667,912
Johnson Controls International plc	486,685	19,623,139
Harris Corp.	219,938	19,620,669

10 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

Illinois Tool Works, Inc.	172,619	$19,604,340
Stericycle, Inc.*,1	243,514	19,503,036
Agilent Technologies, Inc.	445,274	19,400,588
Dover Corp.	289,398	19,357,832
General Electric Co.	663,689	19,313,350
PerkinElmer, Inc.	378,843	19,279,320
TransDigm Group, Inc.	70,511	19,211,427
Allegion plc	299,013	19,088,990
Union Pacific Corp.	215,524	19,004,906
Stanley Black & Decker, Inc.	166,928	19,003,084
Kansas City Southern	214,521	18,826,363
3M Co.	113,788	18,809,156
L-3 Communications Holdings, Inc.	135,948	18,616,719
Fortune Brands Home & Security, Inc.	340,314	18,591,354
Masco Corp.	600,856	18,554,433
AMETEK, Inc.	418,248	18,444,737
Waters Corp.*	132,223	18,397,508
Pentair plc	333,659	18,394,621
Flowserve Corp.	432,188	18,303,162
Acuity Brands, Inc.	76,440	17,089,691
Total Industrial		1,367,703,400

Technology - 9.3%
Akamai Technologies, Inc.*	380,662	26,444,589
NVIDIA Corp.[1]	335,743	23,891,472
Skyworks Solutions, Inc.	299,328	23,030,296
QUALCOMM, Inc.	330,198	22,691,206
Western Digital Corp.	387,348	22,636,617
Apple, Inc.	193,758	21,999,284
KLA-Tencor Corp.	287,834	21,619,211
Adobe Systems, Inc.*	201,072	21,617,251
Autodesk, Inc.*	298,973	21,609,768
Analog Devices, Inc.	335,182	21,485,166
Hewlett Packard Enterprise Co.	955,240	21,464,242
Red Hat, Inc.*	276,626	21,424,683
Microsoft Corp.	355,504	21,301,800
Texas Instruments, Inc.	299,720	21,235,162
Lam Research Corp.	219,181	21,229,872
Qorvo, Inc.*,1	380,799	21,191,465
Broadcom Ltd.	124,298	21,165,463
Accenture plc — Class A	181,026	21,042,462
Linear Technology Corp.	346,360	20,802,382
Microchip Technology, Inc.	341,503	20,678,007
HP, Inc.	1,420,305	20,580,219
Micron Technology, Inc.*	1,188,814	20,400,048
Activision Blizzard, Inc.	472,537	20,399,423
Citrix Systems, Inc.*	240,152	20,364,890
Xerox Corp.	2,083,850	20,359,215
salesforce.com, Inc.*	269,322	20,242,242
Applied Materials, Inc.	692,446	20,136,330
Pitney Bowes, Inc.	1,123,937	20,051,036
Intuit, Inc.	182,923	19,891,047
NetApp, Inc.	583,121	19,791,127
International Business Machines Corp.	128,340	19,724,575
Intel Corp.	563,861	19,661,833
Electronic Arts, Inc.*,1	250,220	19,647,274
Fiserv, Inc.*,1	199,264	19,623,519
Xilinx, Inc.	383,720	19,519,836
Oracle Corp.	499,219	19,179,994
CSRA, Inc.	762,750	19,137,398
Fidelity National Information Services, Inc.	258,202	19,086,292
Seagate Technology plc[1]	553,715	18,997,962
Cerner Corp.*,1	321,173	18,814,314
Dun & Bradstreet Corp.	150,313	18,766,578
Paychex, Inc.	337,060	18,605,712
Cognizant Technology Solutions Corp. — Class A*	361,835	18,580,227
CA, Inc.	604,288	18,575,813
Teradata Corp.*	670,817	18,085,226
Total Technology		926,782,528

Energy - 7.2%
FMC Technologies, Inc.*	718,597	23,189,125
Baker Hughes, Inc.	406,667	22,529,351
Halliburton Co.	476,381	21,913,526
First Solar, Inc.*,1	538,211	21,792,163
Valero Energy Corp.	363,880	21,556,252
Tesoro Corp.	252,500	21,454,925
Helmerich & Payne, Inc.	334,024	21,080,255
Phillips 66[1]	256,668	20,828,608
Chevron Corp.	197,345	20,671,889
Marathon Petroleum Corp.	473,088	20,621,906
Anadarko Petroleum Corp.	345,909	20,560,831
ConocoPhillips	472,980	20,550,981
Schlumberger Ltd.	257,642	20,155,334
Apache Corp.	336,412	20,009,786
ONEOK, Inc.	409,410	19,827,726
Pioneer Natural Resources Co.	110,643	19,807,310
Cimarex Energy Co.	153,015	19,758,827
Transocean Ltd.*,1	2,032,958	19,536,726
Spectra Energy Corp.	466,913	19,521,633
EOG Resources, Inc.	215,682	19,501,966
Concho Resources, Inc.*,1	153,183	19,445,050
Williams Companies, Inc.	665,242	19,425,066
National Oilwell Varco, Inc.	602,813	19,350,297
Hess Corp.	400,334	19,204,022
Exxon Mobil Corp.	230,114	19,173,098
Occidental Petroleum Corp.	262,548	19,142,375
Noble Energy, Inc.	553,863	19,091,658
Murphy Oil Corp.[1]	715,226	18,502,897
Kinder Morgan, Inc.	903,418	18,456,830
Newfield Exploration Co.*	448,755	18,214,965
Equities Corp.	275,495	18,182,670
Devon Energy Corp.	460,867	17,462,251
Marathon Oil Corp.	1,275,291	16,808,335
Cabot Oil & Gas Corp. — Class A	766,821	16,011,222
Range Resources Corp.	473,088	15,985,644
Chesapeake Energy Corp.*,1	2,622,577	14,450,399
Southwestern Energy Co.*,1	1,357,609	14,105,558
Total Energy		717,881,457

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	October 31, 2016
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Shares	Value

Communications - 6.8%
Netflix, Inc.*	207,098	$25,860,327
F5 Networks, Inc.*	169,268	23,394,530
Expedia, Inc.	179,885	23,246,538
Level 3 Communications, Inc.*	413,322	23,208,030
Time Warner, Inc.	259,490	23,092,016
Juniper Networks, Inc.	862,873	22,728,075
VeriSign, Inc.*,1	266,943	22,428,551
CBS Corp. — Class B	384,959	21,796,378
TripAdvisor, Inc.*,1	323,768	20,876,561
Priceline Group, Inc.*	14,137	20,841,190
Scripps Networks Interactive, Inc. — Class A	323,198	20,801,023
Amazon.com, Inc.*	26,299	20,771,477
Facebook, Inc. — Class A*	157,214	20,593,462
Symantec Corp.	815,978	20,423,929
Viacom, Inc. — Class B	537,788	20,199,318
Walt Disney Co.	216,213	20,040,783
Interpublic Group of Companies, Inc.	892,938	19,992,882
Cisco Systems, Inc.	647,781	19,873,921
Yahoo!, Inc.*	465,596	19,345,513
CenturyLink, Inc.[1]	717,290	19,065,568
Omnicom Group, Inc.	238,627	19,047,207
Comcast Corp. — Class A	306,908	18,973,053
Motorola Solutions, Inc.	260,728	18,923,638
Charter Communications, Inc. — Class A*	75,662	18,907,177
TEGNA, Inc.	946,214	18,564,719
Verizon Communications, Inc.	385,656	18,550,054
AT&T, Inc.	503,260	18,514,935
eBay, Inc.*	626,644	17,865,620
Frontier Communications Corp.[1]	4,382,475	17,617,550
Twenty-First Century Fox, Inc. — Class A	604,435	15,878,507
News Corp. — Class A	1,158,337	14,039,044
Discovery Communications, Inc. — Class C*	497,765	12,498,879
Alphabet, Inc. — Class A*	12,860	10,415,314
Alphabet, Inc. — Class C*	12,929	10,143,318
Discovery Communications, Inc. — Class A*,1	334,081	8,722,855
Twenty-First Century Fox, Inc. — Class B	237,852	6,276,914
News Corp. — Class B	328,104	4,068,490
Total Communications		677,587,346

Utilities - 5.7%
SCANA Corp.	289,398	21,230,237
NextEra Energy, Inc.	165,364	21,166,592
DTE Energy Co.	219,614	21,085,140
FirstEnergy Corp.	612,242	20,993,778
Sempra Energy	194,190	20,797,749
Ameren Corp.[1]	415,810	20,769,710
Dominion Resources, Inc.	275,653	20,729,106
Consolidated Edison, Inc.[1]	273,942	20,696,318
Eversource Energy	375,265	20,662,091
Pinnacle West Capital Corp.	270,217	20,571,620
Edison International	279,871	20,564,921
Duke Energy Corp.	256,373	20,514,967
Alliant Energy Corp.	537,925	20,468,046
Public Service Enterprise Group, Inc.	485,887	20,446,125
American Water Works Company, Inc.	275,692	20,412,236
PG&E Corp.	328,507	20,406,855
PPL Corp.	594,230	20,405,858
CMS Energy Corp.	483,764	20,390,653
Exelon Corp.	598,344	20,385,580
Xcel Energy, Inc.	490,027	20,360,622
American Electric Power Company, Inc.	313,662	20,337,844
Southern Co.	392,853	20,259,429
WEC Energy Group, Inc.	338,181	20,196,169
CenterPoint Energy, Inc.	883,844	20,151,643
NiSource, Inc.	855,087	19,889,324
AES Corp.	1,620,748	19,076,204
Entergy Corp.	257,642	18,983,063
NRG Energy, Inc.	1,722,748	18,312,811
Total Utilities		570,264,691

Basic Materials - 3.6%
Eastman Chemical Co.	308,903	22,213,216
Freeport-McMoRan, Inc.*,1	1,945,843	21,754,525
Albemarle Corp.	260,120	21,733,026
FMC Corp.	445,471	20,888,135
LyondellBasell Industries N.V. — Class A	262,283	20,864,613
Nucor Corp.	426,713	20,844,930
Dow Chemical Co.	374,164	20,133,765
EI du Pont de Nemours & Co.	292,013	20,087,574
Praxair, Inc.	170,220	19,925,953
International Flavors & Fragrances, Inc.	148,316	19,396,766
CF Industries Holdings, Inc.	799,362	19,192,681
Air Products & Chemicals, Inc.	142,474	19,008,881
International Paper Co.	418,848	18,860,725
Monsanto Co.	187,132	18,857,292
Newmont Mining Corp.	508,500	18,834,840
PPG Industries, Inc.	198,132	18,452,033
Sherwin-Williams Co.	72,831	17,833,399
Mosaic Co.	739,853	17,408,741
AdvanSix, Inc.*	1	16
Total Basic Materials		356,291,111

Diversified - 0.2%
Leucadia National Corp.	1,052,885	19,657,363

Total Common Stocks
(Cost $9,152,368,039)		9,941,203,964

SHORT TERM INVESTMENTS† - 0.2%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares, 0.18%[2]	20,959,466	20,959,466
Total Short Term Investments
(Cost $20,959,466)		20,959,466

12 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	October 31, 2016
GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,3 - 2.1%
Joint Repurchase Agreements
Citigroup Global Markets, Inc.
issued 10/31/16 at 0.34% due 11/01/16	$47,679,164	$47,679,164
BNP Paribas Securities Corp.
issued 10/31/16 at 0.34% due 11/01/16	47,679,164	47,679,164
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 10/31/16 at 0.33% due 11/01/16	47,679,164	47,679,164
HSBC Securities (USA), Inc.
issued 10/31/16 at 0.30% due 11/01/16	47,679,164	47,679,164
Credit Suisse Securities (USA), LLC
issued 10/31/16 at 0.31% due 11/01/16	14,058,593	14,058,593
Total Securities Lending Collateral
(Cost $204,775,249)		204,775,249

Total Investments - 102.1%
(Cost $9,378,102,754)		$10,166,938,679
Other Assets & Liabilities, net - (2.1)%		(207,268,061)
Total Net Assets - 100.0%		$9,959,670,618

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at October 31, 2016 — See Note 5.
[2]	Rate indicated is the 7 day yield as of October 31, 2016.
[3]	Securities lending collateral — See Note 5.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2016 (See Note 4 in the Notes to Financial Statements):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$9,941,203,964	$—	$—	$9,941,203,964
Securities Lending Collateral	—	204,775,249	—	204,775,249
Short Term Investments	20,959,466	—	—	20,959,466
Total	$9,962,163,430	$204,775,249	$—	$10,166,938,679

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the previous fiscal period.

For the year ended October 31, 2016, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 13

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2016

Guggenheim S&P 500® Equal Weight ETF
Assets:
Investments, at value — including $485,687,206 of securities loaned	$9,962,163,430
Repurchase agreements, at value	204,775,249
Total investments*	10,166,938,679
Cash	43
Receivables:
Investments sold	1,990,149
Securities lending	125,956
Dividends and interest	8,624,414
Total assets	10,177,679,241

Liabilities:
Payable upon return of securities loaned	204,775,249
Payable for:
Investments purchased	1,991,687
Due to custodian	7,848,450
Management fees	3,393,237
Total liabilities	218,008,623
Commitments and contingent liabilities (Note 8)	—
Net assets	$9,959,670,618

Net assets consist of:
Paid-in capital	$9,852,850,985
Undistributed net investment income	14,490,211
Accumulated net realized loss on investments	(696,506,503)
Net unrealized appreciation on investments	788,835,925
Net assets	$9,959,670,618
Shares outstanding (unlimited shares authorized), no par value	122,102,663
Net asset value, offering price and repurchase price per share	$81.57
Cost of investments	$9,173,327,505
Cost of repurchase agreements	204,775,249
*Total cost of investments	$9,378,102,754

14 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2016

Guggenheim S&P 500® Equal Weight ETF
Investment Income:
Dividends	$192,843,895
Income from securities lending	1,085,761
Interest	17,485
Total investment income	193,947,141

Expenses:
Management fees	37,688,647
Total expenses	37,688,647
Net investment income	156,258,494

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(311,151,582)
In-kind redemptions	482,589,003
Net realized gain	171,437,421
Net change in unrealized appreciation (depreciation) on:
Investments	52,138,821
Net realized and unrealized gain	223,576,242
Net increase in net assets resulting from operations	$379,834,736

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 15

STATEMENTS OF CHANGES IN NET ASSETS

	Guggenheim S&P 500® Equal Weight ETF
	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$156,258,494	$161,196,685
Net realized gain on investments	171,437,421	815,507,564
Net change in unrealized appreciation (depreciation) on investments	52,138,821	(816,243,971)
Net increase in net assets resulting from operations	379,834,736	160,460,278

Distributions to shareholders from:
Net investment income	(147,336,657)	(171,350,548)

Shareholder transactions:
Proceeds from shares purchased	1,891,999,471	3,306,916,862
Cost of shares redeemed	(1,964,368,770)	(2,472,681,822)
Net increase (decrease) in net assets resulting from share transactions	(72,369,299)	834,235,040
Net increase in net assets	160,128,780	823,344,770

Net assets:
Beginning of year	9,799,541,838	8,976,197,068
End of year	$9,959,670,618	$9,799,541,838
Undistributed net investment income at end of year	$14,490,211	$—

Changes in shares outstanding:
Shares sold	23,893,800	41,400,000
Shares redeemed	(26,300,000)	(31,850,000)
Net increase (decrease) in shares	(2,406,200)	9,550,000

16 | GUGGENHEIM ETFs ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GUGGENHEIM S&P 500® EQUAL WEIGHT ETF

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Data:
Net asset value, beginning of period	$78.71	$78.08	$67.94	$51.76	$46.77
Income from investment operations:
Net investment income (loss)[a]	1.31	1.22	1.09	0.99	0.80
Net gain (loss) on investments (realized and unrealized)	2.78	0.71	10.13	16.13	4.97
Total from investment operations	4.09	1.93	11.22	17.12	5.77
Less distributions from:
Net investment income	(1.23)	(1.30)	(1.08)	(0.94)	(0.78)
Total distributions to shareholders	(1.23)	(1.30)	(1.08)	(0.94)	(0.78)
Net asset value, end of period	$81.57	$78.71	$78.08	$67.94	$51.76

Total Return[b]	5.24%	2.49%	16.60%	33.36%	12.42%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$9,959,671	$9,799,542	$8,976,197	$5,663,772	$2,772,440
Ratio to average net assets of:
Net investment income (loss)	1.66%	1.53%	1.48%	1.64%	1.61%
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Portfolio turnover rate[c]	22%	22%	18%	37%	20%

[a]	Based on average shares outstanding.
[b]

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

[c]	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

SEE NOTES TO FINANCIAL STATEMENTS.	GUGGENHEIM ETFs ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Rydex ETF Trust (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type, and is authorized to issue an unlimited number of no par value shares. Each portfolio represents a separate series of beneficial interest in the Trust (each a “Fund”, and collectively, the “Funds”), each a non-diversified investment company. The Trust was organized as a Delaware statutory trust on November 22, 2002. At October 31, 2016, the Trust consisted of twenty-two funds.

The financial statements herein relate to the following Fund, whose investment objective is to replicate as closely as possible, before fees and expenses, the daily performance of an index representing publicly traded equity securities (the “Underlying Index”) as follows:

Fund	Underlying Index
Guggenheim S&P 500® Equal Weight ETF	S&P 500® Equal Weight Index

The Fund seeks to achieve its objective by investing in common stocks that comprise the Underlying Index. The Fund uses a “replication” strategy to track the Underlying Index. Replication refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index.

The Fund operates as an index fund and is not actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.

The Fund issues and redeems shares on a continuous basis, at net asset value per share (“NAV”), only in aggregation of 50,000 shares (a “Creation Unit”). Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index.

The Fund invests in various investments which are exposed to risk, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect amounts reported in the financial statements.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides administrative services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities; RFS ceased to be an affiliate of GI as of October 4, 2016, when it was acquired by MUFG Investor Services. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC (“MUIS”). This change has no impact on the financial statements of the Funds.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE,

18 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

The Fund invests in money market mutual funds, which are valued at their NAV.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.31% at October 31, 2016.

E. The Fund may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by GI. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of GI, liquidity or other considerations so warrant.

F. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Capital

There is a minimum transaction fee per transaction to those persons purchasing or redeeming Creation Units. An additional charge of up to three times the standard transaction fee may be imposed for purchases and redemptions effected outside the National Securities Clearing Corporation usual clearing process or for cash. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction

GUGGENHEIM ETFs ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS (continued)

to the NAV of the Fund on the transaction date. Transaction fees are not charged to or paid by the Fund. The minimum transaction fees are:

Fund	Minimum Transaction Fee
Guggenheim S&P 500® Equal Weight ETF	$2,000

3. Fees and Other Transactions with Affiliates

GI determines the composition of the portfolio of securities that must be delivered in exchange for the issuance of Creation Units and periodically adjusts the composition of the portfolio of the Fund to conform to changes in the composition of the relevant index. For these services, GI receives a management fee at the annual rate shown below as a percentage of the average daily net assets of the Fund.

Fund	Advisory Fee
Guggenheim S&P 500® Equal Weight ETF	0.40%

GI pays all expenses of the Fund, including the cost of transfer agency, custody, fund administration, fund accounting, legal, audit and other services, except: interest, taxes, distribution fees or expenses and extraordinary expenses.

Under a Fund Administration Agreement with the Trust, MUIS provides various administrative and financial reporting services for the Fund. GI compensates MUIS directly for this service.

Under a Fund Accounting Agreement with the Trust, BNYMellon maintains the books and records of the Fund. Under a Custodian Agreement with the Trust, BNYMellon maintains cash, securities and other assets of the Fund in a separate account for the Fund, keeps all necessary accounts and records, and provides other services. BNYMellon is required, upon the order of the Trust, to deliver securities held by the custodian and to make payments for securities purchased by the Trust for the Fund. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYMellon acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. GI compensates BNYMellon directly for the foregoing services.

The Fund has adopted a Distribution Plan (the “Plan”) that allows the Fund to pay distribution fees to GFD and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD will, in turn, pay the Service Provider out of its fees. No such fee is currently charged to the Fund.

Certain trustees and officers of the Trust are also officers of GI and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	— quoted prices in active markets for identical securities.

Level 2	— other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3	— significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Portfolio Securities Loaned

The Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is held in a separately managed account established for the Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of the Fund. The separately managed accounts invest in short-term investments valued at amortized cost, which approximates market value. The Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative

20 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering the Fund’s securities if the borrower defaults. The securities lending income earned by the Fund is disclosed on the Statement of Operations.

At October 31, 2016, the Fund participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral	Non-Cash Collateral	Total Collateral
Guggenheim S&P 500® Equal Weight ETF	$485,687,206	$204,775,249	$295,112,066	$499,887,315

The following represents a breakdown of the collateral for the joint repurchase agreements at October 31, 2016:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Citigroup Global Markets, Inc.			Various U.S. Government obligations and
0.34%			U.S. Government
Due 11/01/16	$47,679,164	$47,679,164	agency securities	$67,606,856	$48,632,747

BNP Paribas Securities Corp.			Various U.S. Government obligations and
0.34%			U.S. Government
Due 11/01/16	47,679,164	47,679,164	agency securities	169,732,911	48,632,747

Merrill Lynch, Pierce, Fenner & Smith, Inc.			Various U.S. Government obligations and
0.33%			U.S. Government
Due 11/01/16	47,679,164	47,679,164	agency securities	67,586,849	48,632,747

HSBC Securities (USA), Inc.			Various U.S. Government obligations and
0.30%			U.S. Government
Due 11/01/16	47,679,164	47,679,164	agency securities	128,888,273	48,633,024

Credit Suisse Securities (USA), LLC			Various U.S. Government obligations and
0.31%			U.S. Government
Due 11/01/16	14,058,593	14,058,593	agency securities	11,087,738	14,412,474

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

6. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be

GUGGENHEIM ETFs ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS (continued)

taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended October 31, 2016, the following capital loss carryforward amounts were expired:

Fund	Amount
Guggenheim S&P 500® Equal Weight ETF	$105,390,715

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Guggenheim S&P 500® Equal Weight ETF	$147,336,657	$—	$147,336,657

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Guggenheim S&P 500® Equal Weight ETF	$171,350,548	$—	$171,350,548

The tax character of distributable earnings/(accumulated losses) at October 31, 2016 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Net Unrealized Appreciation	Total Accumulated Earnings
Guggenheim S&P 500® Equal Weight ETF	$14,508,459	$—	$(673,697,804)	$766,008,978	$106,819,633

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2016, capital loss carryforwards for the Fund were as follows:

				Unlimited
Fund	Expires in 2017	Expires in 2018	Expires in 2019	Short-Term	Long-Term	Remaining Capital Loss Carryforward
Guggenheim S&P 500® Equal Weight ETF	$(313,762,207)	$(35,251,288)	$(20,783,254)	$(12,276,510)	$(291,624,545)	$(673,697,804)

In order to present paid-in-capital, distributions in excess of net investment income and accumulated net realized gain on investments on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to these accounts. These adjustments have no effect on the net assets or NAV. The most significant of these adjustments are for net capital gains (losses) resulting from in-kind redemptions, adjustments due to merger, expiring losses, and adjustments on the disposition of REITs. For the year ended October 31, 2016, the adjustments for the Fund were as follows:

Fund	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Guggenheim S&P 500® Equal Weight ETF	$375,296,024	$5,568,374	$(380,864,398)

22 | GUGGENHEIM ETFs ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016, the identified cost of investments in securities owned by the Fund for Federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
Guggenheim S&P 500® Equal Weight ETF	$9,400,929,701	$1,344,403,692	$(578,394,714)	$766,008,978

7. Investment Transactions

For the year ended October 31, 2016, the Fund had investments transactions in-kind associated with subscriptions and redemptions as follows:

Fund	Subscriptions	Redemptions
Guggenheim S&P 500® Equal Weight ETF	$1,820,296,974	$1,941,019,166

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim S&P 500® Equal Weight ETF	$2,180,218,678	$2,112,857,143

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended October 31, 2016, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Loss
Guggenheim S&P 500® Equal Weight ETF	$170,809,633	$97,904,618	$(8,146,738)

8. Legal Proceedings

Tribune Company

Rydex ETF Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex ETF Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including Rydex ETF Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex ETF Trust has been named as a defendant in one of the SLCFC actions: Deutsche Bank Trust Co. Americas v. McGurn, No. 12-0063 (S.D.N.Y.). In the SLCFC actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

GUGGENHEIM ETFs ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (concluded)

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Rydex ETF Trust, filed a joint brief in opposition to the petition for writ of certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

None of these lawsuits alleges any wrongdoing on the part of Rydex ETF Trust. The following series of Rydex ETF Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Guggenheim S&P 500 Equal Weight ETF (the “Fund”). The value of the proceeds received by the foregoing Fund was $4,766,035. At this stage of the proceedings, Rydex ETF Trust is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

9. Fund Merger

At a meeting held on October 14, 2015, the Adviser recommended and the Board approved the following changes to the following Funds:

An Agreement and Plan of Reorganization (the “Agreement”) was unanimously approved by the Board providing for the reorganization of the Guggenheim Russell 1000® Equal Weight ETF (the “Acquired Fund”) with and into the Guggenheim S&P 500® Equal Weight ETF (the “Surviving Fund”), each a separate series of the Trust. The Agreement provides for: (a) the transfer of the assets and stated liabilities of the Acquired Fund in exchange for shares of the Surviving Fund and cash in lieu of fractional shares of the Surviving Fund, and (b) the pro rata distribution of shares of the Surviving Fund and cash in lieu of fractional shares of the Surviving Fund by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund (the “Reorganization”).

The Reorganization was a tax-free transaction. Security Investors, LLC, the investment adviser to both the Acquired Fund and the Surviving Fund, agreed to bear the costs (except for brokerage expenses incurred by the Acquired Fund prior to the Reorganization) directly related to the Reorganization.

The Reorganization occurred at close of business January 26, 2016, and was effective at market open on January 27, 2016.

24 | GUGGENHEIM ETFs ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim S&P 500® Equal Weight ETF (one of the series constituting the Rydex ETF Trust) (the “Fund”) as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim S&P 500® Equal Weight ETF (one of the series constituting the Rydex ETF Trust) at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
December 22, 2016

GUGGENHEIM ETFs ANNUAL REPORT | 25

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

In January 2017, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2016.

Of the ordinary income distributions paid during the year, 100% qualifies for the dividends received deduction for corporations.

Additionally, of the ordinary income distributions paid during the year, 100% qualifies for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Continuation of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex ETF Trust (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 19, 2016, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and the Advisor applicable to each series of the Trust except for the Guggenheim S&P 100® Equal Weight ETF (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 26, 2016 (together, with the May 19 meeting, the “Meetings”).

Prior to reaching the conclusion to approve the continuation of the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from Fund counsel regarding the responsibilities of the Board with respect to the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

26 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s investment management personnel; (c) the Advisor’s operations and financial condition; (d) the Advisor’s brokerage practices (including any soft dollar arrangements) and the variety and complexity of its investment strategies; (e) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale and the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (f) each Fund’s overall fees and operating expenses compared with those of similar funds; (g) the level of the Advisor’s profitability from its Fund-related operations; (h) the Advisor’s compliance processes and systems; (i) the Advisor’s compliance policies and procedures; (j) the Advisor’s reputation, expertise and resources in the financial markets; and (k) Fund performance compared with that of similar funds and/or appropriate benchmarks. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the services that it provides to the Funds; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

●

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

●

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies) that should be reviewed in context. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. The Board also discussed the correlation between a Fund’s assets under management and tracking error, noting that a Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Fund’s size. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

●

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board noted that the Advisor had contractually agreed to pay all operating expenses of the Funds, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, extraordinary expenses, distribution fees, and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. In addition to those expenses listed above, the Board noted that for the Guggenheim S&P 500® Equal Weight ETF and each Guggenheim S&P 500® Equal Weight Sector ETF (with the exception of the Guggenheim S&P 500® Equal Weight Real Estate ETF), the Advisor also had contractually agreed to pay expenses of the Independent Trustees (including any Trustees’ counsel fees). The Board also analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE

GUGGENHEIM ETFs ANNUAL REPORT | 27

OTHER INFORMATION (Unaudited)(continued)

reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. . Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

●

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. The Board noted that the Investment Advisory Agreement did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Advisor’s assertion that future economies of scale had been taken into consideration by fixing relatively low advisory fees for the Funds, effectively sharing the benefits of lower fees with the Funds from inception. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

●

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the Fund, including any soft dollar usage by the Advisor and any intangible benefits. In particular, the Board considered the nature, extent, quality, and cost of certain distribution services performed by the Advisor’s affiliate under the distribution agreement and the Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliates’ commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the continuation of the Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

Board Considerations in Approving the Investment Advisory Agreement for the Guggenheim S&P 100® Equal Weight ETF

The Board of the Trust, including the Independent Trustees, attended an in-person meeting held on February 25, 2016 (the “February Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval of the investment advisory agreement (the “OEW Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to the Guggenheim S&P 100® Equal Weight ETF, a new series of the Trust (the “OEW Fund”). The Board unanimously approved the OEW Investment Advisory Agreement based on the Board’s review of qualitative and quantitative information provided by the Advisor.

Prior to reaching the conclusion to approve the OEW Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the OEW Investment Advisory Agreement. In addition, the Board received a memorandum from Fund counsel regarding the responsibilities of the Board with respect to the approval of investment advisory agreements and participated in question and answer sessions with representatives of the Advisor. The Independent Trustees also carefully considered information that they had received about the Advisor throughout the year as part of their regular oversight of the other series of the Trust. At the May Meeting, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the OEW Fund’s proposed fees and expenses relative to the fees and expenses of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the February Meeting, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the investment advisory and other services to be provided by the Advisor; (b) the Advisor’s investment management personnel; (c) the Advisor’s operations and financial condition; (d) the expected benefits (such as soft dollars, if any) derived by the Advisor and its affiliates from their relationship with the OEW Fund; (e) a comparison of the OEW Fund’s projected advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the absence of breakpoints in these fees and the Advisor’s rationale for not providing for breakpoints at this point in time; (f) the OEW Fund’s expected overall fees and operating expenses compared with those of similar funds; (g) the Advisor’s compliance processes and systems; (h) the Advisor’s compliance policies and procedures; and (i) the Advisor’s reputation, expertise and resources in the financial markets; and (j) the Advisor’s performance with respect to existing similar Funds. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling, noting that each Trustee could attribute different weights to the various factors considered.

28 | GUGGENHEIM ETFs ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Based on the Board’s deliberations at the February Meeting, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the OEW Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the services that it will provide to the OEW Fund; and (c) agreed to approve the OEW Investment Advisory Agreement based upon the following considerations, among others:

●

Nature, Extent and Quality of Services Provided by the Advisor. The Board reviewed the scope of services to be provided by the Advisor under the OEW Investment Advisory Agreement and determined that the Advisor was capable of providing high quality advisory services to the OEW Fund, as indicated by the nature and quality of services provided by the Advisor in the past, the firm’s management capabilities, the professional qualifications and experience of its portfolio managers, and its investment and management oversight processes. Based on the foregoing, the Trustees determined that the approval of the OEW Investment Advisory Agreement would enable shareholders of the Fund to receive high quality services at a cost that was appropriate and reasonable.

●

Fund Expenses and Performance of the OEW Fund and the Advisor. As the OEW Fund had not yet commenced operations, the Board was not able to review the OEW Fund’s performance. However, the Board considered the Advisor’s track record of successfully managing funds that seek to track the performance of a benchmark and determined that the Advisor would have the capabilities, resources, and personnel necessary to provide the OEW Fund with a reasonable potential for positive performance. The Board also reviewed statistical information provided by the Advisor regarding the OEW Fund’s proposed expense ratio components. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare a report to help the Board compare the OEW Fund’s fees and expenses to those of comparable funds in the OEW Fund’s peer group, and the broader peer universe, as determined by FUSE. In the report, the OEW Fund’s proposed expense ratio components, including advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise the OEW Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the OEW Fund and its peer funds (e.g., specific differences in principal investment strategies) that should be reviewed in context. The Board also discussed the correlation between assets under management and tracking error, noting that the OEW Fund’s ability to replicate its underlying index rather than employ representative sampling will depend, in part, upon the OEW Fund’s size. Based on the foregoing, the Board determined that the proposed advisory fee to be paid by the OEW Fund is reasonable in relation to the nature and quality of the services to be provided by the Advisor.

●

Costs of Services Provided to the OEW Fund and Profits Realized by the Advisor and its Affiliates. The Board noted that the Advisor had contractually agreed to pay all operating expenses of the OEW Fund, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, extraordinary expenses, distribution fees, and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and expenses of the Independent Trustees (including any Trustees’ counsel fees). With respect to the cost of advisory services provided and the Advisor’s profitability, the Board concluded that it was too early to predict the profitability of the OEW Fund to the Advisor, but noted that they would monitor the Advisor’s profitability with respect to the OEW Fund after the OEW Fund commenced operations.

●

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the OEW Fund’s asset levels. The Board noted that because the OEW Fund had not yet commenced operations, there were as of now, no economies of scale to share with shareholders. The Board also considered the Advisor’s statements that it would consider the introduction of breakpoints in the future and noted that it intends to continue monitoring the existence of economies of scale as the OEW Fund grows in size.

●

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be received by the Advisor and its affiliates as a result of their relationship with the OEW Fund, including any soft dollar usage by the Advisor and any intangible benefits. In particular, the Board considered the nature, extent, quality, and cost of certain distribution services to be performed by the Advisor’s affiliate and the fees to be paid to the Advisor’s affiliates for those services under the distribution agreement and the Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliates’ commitment to the OEW Fund, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the OEW Investment Advisory Agreement were reasonable, and that approval of the OEW Investment Advisory Agreement was in the best interests of the OEW Fund and its shareholders.

GUGGENHEIM ETFs ANNUAL REPORT | 29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	232

Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

INDEPENDENT TRUSTEES
Angela Brock-Kyle***** (1959)	Trustee from August 2016 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	135	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee and Member of the Audit Committee from 2003 to present; Member of the Governance and Nominating Committees from 2005 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	135	None.
J. Kenneth Dalton (1941)	Trustee from 2003 to present; Chairman and Member of the Audit Committee from 2003 to present; Member of the Governance and Nominating Committees from 2005 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	135	Epiphany Funds (4) (2009-present).

30 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee and Member of the Audit Committee from 2003 to present; Chairman of the Board from 2006 to 2014; Member of the Compliance and Risk Oversight Committee from 2010 to present; Chairman and Member of the Investment and Performance Committee from 2014 to present; and Member of the Nominating Committee from 2014 to present.	Retired.	135	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present; Chairman and Member of the Compliance and Risk Oversight Committee from 2010 to present; and Member of the Investment and Performance Committee from 2014 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	135	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	135	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 2003 to present; Chairman and Member of the Governance and Nominating Committees from 2005 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	135	None.
Sandra G.Sponem***** (1958)	Trustee from August 2016 to present.	Current: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-present).	135	None.

GUGGENHEIM ETFs ANNUAL REPORT | 31

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present).

Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Joanna M. Catalucci (1966)	AML Officer (Since 2016)

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer (2016-present).

Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present).

Current: Managing Director of Transparent Value, LLC (2015-present); Managing Director of Guggenheim Investments (2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Glenn McWhinnie (1969)	Assistant Treasurer (2016-present).	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

32 | GUGGENHEIM ETFs ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present).

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present).

Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present).

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.
*****	Mses. Brock-Kyle and Sponem commenced serving as independent Trustees effective August 18, 2016.

GUGGENHEIM ETFs ANNUAL REPORT | 33

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report.  The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees. The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended October 31, 2016 and October 31, 2015 were $245,990 and $238,194, respectively.

(b)  Audit-Related Fees. The aggregate Audit Related Fees billed by the Trust’s principal account for the fiscal years ended October 31, 2016 and October 31, 2015 were $0 and $0, respectively.

(c)  Tax Fees. The aggregate Tax Fees billed by the Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended October 31, 2016 and October 31, 2015, were $133,452 and $130,588, respectively.

(d)  All Other Fees. The aggregate All Other Fees billed by the Trust’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended October 31, 2016 and October 31, 2015 were $0 and $0, respectively.

(e)  Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings.  If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting.  There shall be no waivers of the pre-approval process.  No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)   Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $133,452 and $169,173, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)   Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non‑audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre‑approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s  independence.

Item 5. Audit Committee of Listed Registrants.

(a)  The Registrant has a separately standing Audit Committee, which includes the following independent members: John O. Demaret, Corey A. Colehour, J. Kenneth Dalton, Patrick T. McCarville, Thomas F. Lydon, Werner E. Keller, Angela Brock-Kyle, and Sandra Sponem.

(b)  Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)  Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)  A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Rydex ETF Trust

By (Signature and Title)*		/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	January 6, 2017

By (Signature and Title)*		/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	January 6, 2017

* Print the name and title of each signing officer under his or her signature.